    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 4, 1997



                                             1933 ACT REGISTRATION NO. 333-36195

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                   FORM N-14


                            REGISTRATION STATEMENT
                                  UNDER THE
                             SECURITIES ACT OF 1933        [X]
                          PRE-EFFECTIVE AMENDMENT NO. 1    [X]
                         POST-EFFECTIVE AMENDMENT NO. ____ [ ]


                             ---------------------

                          VAN KAMPEN AMERICAN CAPITAL
                                 TAX FREE TRUST
 (Exact Name of Registrant as Specified in Agreement and Declaration of Trust)

              ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181
                    (Address of Principal Executive Offices)

                        TELEPHONE NUMBER: (630) 684-6000

                             ---------------------

               RONALD A. NYBERG, ESQ.                                      COPIES TO:
              EXECUTIVE VICE PRESIDENT,                               WAYNE W. WHALEN, ESQ.
            GENERAL COUNSEL AND SECRETARY                             THOMAS A. HALE, ESQ.
          VAN KAMPEN AMERICAN CAPITAL, INC.              SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                 ONE PARKVIEW PLAZA                                      333 WEST WACKER
          OAKBROOK TERRACE, ILLINOIS 60181                           CHICAGO, ILLINOIS 60606
       (Name and Address of Agent for Service)

                             ---------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

     PURSUANT TO THE PROVISIONS OF RULE 24F-2 OF THE INVESTMENT COMPANY ACT OF 1940, REGISTRANT HAS ELECTED TO REGISTER AN INDEFINITE NUMBER OF SHARES AND INTENDS TO FILE A FORM 24F-2 WITH THE COMMISSION FOR ITS FISCAL YEAR ENDING DECEMBER 31, 1997 ON OR BEFORE MARCH 31, 1998. THEREFORE, NO FILING FEE IS DUE AT THIS TIME.
================================================================================

                                EXPLANATORY NOTE

     This Registration Statement contains one Prospectus/Proxy Statement and one Statement of Additional Information relating to one of the twelve series of the
Registrant: Van Kampen American Capital Municipal Income Fund. This Registration Statement is organized as follows:

     -- Cross Reference Sheet with respect to Van Kampen American Capital
        Municipal Income Fund

     -- Questions and Answers to Shareholders of Van Kampen American Capital New
        Jersey Tax Free Income Fund

     -- Letter to Shareholders of Van Kampen American Capital New Jersey Tax
        Free Income Fund

     -- Notice of Special Meeting of Shareholders of Van Kampen American Capital
        New Jersey Tax Free Income Fund

     -- Prospectus/Proxy Statement regarding the proposed Reorganization of Van
        Kampen American Capital New Jersey Tax Free Income Fund into Van Kampen American Capital Municipal Income Fund

     -- Prospectus of Van Kampen American Capital Municipal Income Fund

     -- Statement of Additional Information regarding the proposed
        Reorganization of Van Kampen American Capital New Jersey Tax Free Income Fund into Van Kampen American Capital Municipal Income Fund

     -- Part C Information

     -- Exhibits

               VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME FUND

         CROSS-REFERENCE SHEET PURSUANT TO RULE 481(A) OF REGULATION C
                        UNDER THE SECURITIES ACT OF 1933

FORM N-14
 ITEM NO.                                                           PROSPECTUS/PROXY STATEMENT CAPTION*
----------                                                         -------------------------------------
PART A      INFORMATION REQUIRED IN THE PROSPECTUS/PROXY STATEMENT
Item 1.     Beginning of Registration Statement and Outside Front
              Cover Page of Prospectus/Proxy Statement...........  Outside front cover page of
                                                                     Prospectus/Proxy Statement
Item 2.     Beginning and Outside Back Cover Page of
              Prospectus/Proxy Statement.........................  Outside back cover page of
                                                                     Prospectus/Proxy Statement
Item 3.     Fee Table, Synopsis Information and Risk Factors.....  Summary; Risk Factors
Item 4.     Information about the Transaction....................  Summary; The Proposed Reorganization
Item 5.     Information about the Registrant.....................  Outside front cover page of
                                                                     Prospectus/Proxy Statement;
                                                                     Summary; The Proposed
                                                                     Reorganization; Other Information;
                                                                     Exhibit A; Prospectus and Statement
                                                                     of Additional Information of the
                                                                     Municipal Fund (incorporated by
                                                                     reference)
Item 6.     Information about the Company Being Acquired.........  Outside front cover page of
                                                                     Prospectus/Proxy Statement;
                                                                     Summary; Exhibit A; Prospectus and
                                                                     Statement of Additional Information
                                                                     of the New Jersey Fund
                                                                     (incorporated by reference)
Item 7.     Voting Information...................................  Other Information; Voting Information
                                                                     and Requirements
Item 8.     Interest of Certain Persons and Experts..............  Summary; The Proposed Reorganization
Item 9.     Additional Information Required for Reoffering by
              Persons Deemed to be Underwriters..................  Not applicable
PART B      INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
Item 10.    Cover Page...........................................  Cover Page
Item 11.    Table of Contents....................................  Table of Contents
Item 12.    Additional Information about the Registrant..........  Additional Information about the
                                                                     Municipal Fund; Incorporation of
                                                                     Documents by Reference
Item 13.    Additional Information about the Company Being
              Acquired...........................................  Additional Information about the New
                                                                     Jersey Fund; Incorporation of
                                                                     Documents by Reference
Item 14.    Financial Statements.................................  Financial Statements; Incorporation
                                                                     of Documents by Reference
PART C      OTHER INFORMATION
Items 15-17. Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

---------------

 * References are to captions within the part of the registration statement to which the particular item relates except as otherwise indicated.

                                  OCTOBER 1997
                               IMPORTANT NOTICE
                         TO VAN KAMPEN AMERICAN CAPITAL
                           NEW JERSEY TAX FREE INCOME
                               FUND SHAREHOLDERS

QUESTIONS & ANSWERS

ALTHOUGH WE RECOMMEND THAT YOU READ THE COMPLETE PROSPECTUS/PROXY STATEMENT,FOR YOUR CONVENIENCE, WE HAVE PROVIDED A BRIEF OVERVIEW OF THE ISSUES TO BE VOTED ON.

Q  WHY IS A SHAREHOLDER MEETING BEING HELD?

A You are being asked to vote on a reorganization (the "Reorganization") of Van Kampen American Capital New Jersey Tax Free Income Fund (the "New Jersey Fund") into Van Kampen American Capital Municipal Income Fund (the "Municipal Fund"), a fund that pursues a similar investment objective.

Q  WHY IS THE REORGANIZATION BEING RECOMMENDED?

A The purpose of the proposed Reorganization is to permit the shareholders of the New Jersey Fund to (i) achieve certain economies of scale from the Municipal Fund's larger net asset size and the potentially lower operating expenses associated therewith, (ii) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the funds and (iii) obtain potentially greater portfolio diversity and potentially lower portfolio transaction costs.

Q  HOW WILL THE REORGANIZATION AFFECT ME?

A Assuming shareholders of the New Jersey Fund approve the Reorganization, the assets and liabilities of the New Jersey Fund will be combined with those of the Municipal Fund, and you will become a shareholder of the Municipal Fund. You will receive shares of the Municipal Fund equal in value at the time of issuance to your shares of the New Jersey Fund. Unlike the New Jersey Fund, the Municipal Fund does not, as part of its investment objection, sub income exempt from the New Jersey gross income tax, does not concentrate its investments in New Jersey municipal securities and does not have a limit on its assets that may be subject to the alternative minimum tax. In evaluating the Reorganization, New Jersey Fund shareholders should consider the impact of losing the exemption from New Jersey gross income tax and possibly receiving more income subject to the alternative minimum tax.

Q WILL I HAVE TO PAY ANY SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION WITH THE REORGANIZATION?

A You will pay no sales loads or commissions in connection with the Reorganization. The costs associated with the proposed Reorganization, including the costs associated with the shareholder meeting, will be borne by the Adviser. As more fully discussed in the combined Prospectus/Proxy Statement, the holding period with respect to the contingent deferred sales charge applicable to Class B shares or Class C shares of the Municipal Fund acquired in the Reorganization will be measured from the earlier of the time (i) the holder purchased such Class B shares or Class C shares from the New Jersey Fund or (ii) the holder purchased Class B shares or Class C shares of any other Van Kampen American Capital fund and subsequently exchanged them for shares of the New Jersey Fund.

Q HOW DO ADVISORY AND OTHER OPERATING FEES PAID BY THE MUNICIPAL FUND COMPARE TO THOSE PAYABLE BY THE NEW JERSEY FUND?

A Management of the funds anticipates that, as a result of the Reorganization, shareholders of the New Jersey Fund would be subject to lower investment advisory fees and lower total operating expenses as a percentage of net assets. The contractual advisory fees payable by the Municipal Fund are less than the contractual advisory fees applicable to the New Jersey Fund. The advisory fees and other operating expenses of the New Jersey Fund are currently less than those of the Municipal Fund but only because of voluntary expense waivers or reimbursements from the Adviser. There can be no assurance that the such waivers or reimbursements will continue for the New Jersey Fund if the Reorganization is not completed.

Q WHAT WILL I HAVE TO DO TO OPEN AN ACCOUNT IN THE MUNICIPAL FUND? WHAT HAPPENS TO MY ACCOUNT IF THE REORGANIZATION IS APPROVED?

A If the Reorganization is approved, your interest in shares of the New Jersey Fund automatically will be converted into shares of the Municipal Fund, and we will send you written confirmation that this change has taken place. You will receive the same class of shares of the Municipal Fund equal in value to your class of shares of the New Jersey Fund. Holders of Class A shares of the New Jersey Fund will receive Class A shares of the Municipal Fund; holders of Class B shares of the New Jersey Fund will receive Class B shares of the Municipal Fund; and holders of Class C shares of the New Jersey Fund will receive Class C shares of the Municipal Fund. No certificates for Municipal Fund shares will be issued in connection with the Reorganization, although such certificates will be available upon request. If you currently hold certificates representing your shares of the New Jersey Fund, it is not necessary to return such certificates; however, shareholders may want to present such certificates to receive certificates of the Municipal Fund (to simplify substantiation of and to preserve the tax basis of separate lots of shares).

Q  WILL I HAVE TO PAY ANY FEDERAL TAXES AS A RESULT OF THE REORGANIZATION?

A The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, a shareholder of the New Jersey Fund will recognize no gain or loss upon the receipt solely of the shares of the Municipal Fund in connection with the Reorganization. Additionally, the New Jersey Fund would not recognize any gain or loss as a result of the transfer of all of its assets and liabilities solely in exchange for the shares of the Municipal Fund or as a result of its liquidation.

Q  WHO ADVISES THE MUNICIPAL FUND AND PROVIDES OTHER SERVICES?

A Van Kampen American Capital Investment Advisory Corp. (the "Adviser") acts as investment adviser to both the Municipal Fund and the New Jersey Fund. The Adviser provides advisory services to the Municipal Fund under an arrangement that is substantially similar to that currently in effect between the New Jersey Fund and the Adviser.

 The Adviser is a wholly-owned subsidiary of Van Kampen
American Capital, Inc. ("VKAC"). Van Kampen American Capital Distributors, Inc. serves as distributor of shares of both the Municipal Fund and the New Jersey Fund. In addition, State Street Bank & Trust Company serves as the custodian of both the Municipal Fund and the New Jersey Fund. ACCESS Investor Services, Inc. serves as the transfer agent for both the Municipal Fund and the New Jersey Fund.

Q WHAT IF I REDEEM OR EXCHANGE MY SHARES OF THE NEW JERSEY FUND BEFORE THE REORGANIZATION TAKES PLACE?

A If you choose to redeem or exchange your shares of the New Jersey Fund before the Reorganization takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and generally will be a taxable transaction

Q  WHERE DO I CALL FOR FURTHER INFORMATION?

A Please call Investor Services at 1-800-341-2911 (Telecommunications Device for the Deaf users may call 1-800-772-8889) weekdays from 7:00 a.m. to 7:00 p.m. Central time.

                             ABOUT THE PROXY CARD


Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

APPROVAL OF REORGANIZATION - mark "For", "Against" or "Abstain"

OTHER BUSINESS - mark "For", "Against" or "Abstain"

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

--------------------------------------------------------------------------------
                                    SAMPLE

                                    PROXY


          VAN KAMPEN AMERICAN CAPITAL NEW JERSEY TAX FREE INCOME FUND
                        SPECIAL MEETING OF SHAREHOLDERS

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

1.  FOR  [ ]   AGAINST [ ]  ABSTAIN [ ]  THE PROPOSAL APPROVE THE AGREEMENT AND
                                         PLAN OF REORGANIZATION XXXXXXX

                                         TO ACT UPON ANY AND ALL OTHER BUSINESS.


XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

--------------------------------------------------------------------------------

DEAR VAN KAMPEN AMERICAN CAPITAL NEW JERSEY TAX FREE INCOME FUND SHAREHOLDER:

  Enclosed is a proxy asking you to vote on the reorganization of your New Jersey Fund into the Van Kampen American Capital Municipal Income Fund, a mutual fund that pursues a similar investment objective. Upon shareholder approval, you would become a shareholder of the Municipal Fund.

  The enclosed Prospectus/Proxy Statement contains information you will need to make an informed decision. For your convenience, we also have provided a brief question and answer section, which we hope you will find useful as you review your materials before voting. For more detailed information about the reorganization, please refer to the Prospectus/Proxy Statement.

  The proposal has been approved by the Trustees of the New Jersey Fund, who recommend you vote "FOR" the proposal. Please give this matter your prompt attention. We will need to receive your proxy card before the shareholder meeting scheduled for December 4, 1997. YOUR IMMEDIATE RESPONSE WILL HELP SAVE ON THE COSTS OF ADDITIONAL SOLICITATIONS. We look forward to your participation, and we thank you for your continued confidence in Van Kampen American Capital.

  PLEASE SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                          Sincerely,

                                          Dennis J. McDonnell
                                          President

                          VAN KAMPEN AMERICAN CAPITAL
                        NEW JERSEY TAX FREE INCOME FUND
                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                                 (800) 421-5666

                           NOTICE OF SPECIAL MEETING
                                DECEMBER 4, 1997

  A Special Meeting of shareholders of Van Kampen American Capital New Jersey Tax Free Income Fund (the "New Jersey Fund") will be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on December 4, 1997 at 1:30 p.m. (the "Special Meeting"), for the following purposes:

    (1) To approve an Agreement and Plan of Reorganization pursuant to which the New Jersey Fund would (i) transfer all of its assets to the Van Kampen American Capital Municipal Income Fund (the "Municipal Fund") in exchange solely for Class A, B and C shares of beneficial interest of the Municipal Fund and the Municipal Fund's assumption of the liabilities of the New Jersey Fund, (ii) distribute such shares of the Municipal Fund to the holders of shares of the New Jersey Fund and (iii) be dissolved.

    (2) To transact such other business as may properly come before the Special Meeting.

  Shareholders of record as of the close of business on October 21, 1997 are entitled to vote at the Special Meeting or any adjournment thereof.

                                       For the Board of Trustees,

                                       Ronald A. Nyberg
                                       Secretary


November 4, 1997


                             ---------------------

                      PLEASE VOTE PROMPTLY BY SIGNING AND
                         RETURNING THE ENCLOSED PROXY.
                             ---------------------

                           PROSPECTUS/PROXY STATEMENT


               VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME FUND

            RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF

                          VAN KAMPEN AMERICAN CAPITAL

                        NEW JERSEY TAX FREE INCOME FUND

  This Prospectus/Proxy Statement is being furnished to shareholders of Van Kampen American Capital New Jersey Tax Free Income Fund (the "New Jersey Fund") and relates to the special meeting of shareholders of the New Jersey Fund to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181 on December 4, 1997 at 1:30 p.m. and at any and all adjournments thereof (the "Special Meeting"). Shareholders of record as of the close of business on October 21, 1997 are entitled to vote at the Special Meeting or any adjournment thereof. The purpose of the Special Meeting is to approve or disapprove the proposed reorganization of the New Jersey Fund (the "Reorganization") into the Van Kampen American Capital Municipal Income Fund (the "Municipal Fund"). The Reorganization would result in shareholders of the New Jersey Fund in effect exchanging their Class A, B and C shares of the New Jersey Fund for corresponding Class A, B and C shares of the Municipal Fund. The purpose of the Reorganization is to permit the shareholders of the New Jersey Fund to (i) achieve certain economies of scale from the Municipal Fund's larger net asset size and the potentially lower operating expenses associated therewith, (ii) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the funds and (iii) obtain greater portfolio diversity and potentially lower portfolio transaction costs.


  The Municipal Fund is a series of the Van Kampen American Capital Tax Free Trust, an open-end management investment company organized as a Delaware business trust (the "Tax Free Trust"). The investment objective of the Municipal Fund is to provide investors with a high level of current income exempt from federal income tax consistent with preservation of capital, which is similar to that of the New Jersey Fund, which is also a series of Tax Free Trust. There can be no assurance that the Municipal Fund will achieve its investment objective. The address, principal executive office and telephone number of both the Municipal Fund and the New Jersey Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, (630) 684-6000 or (800) 421-5666. The enclosed proxy and this Prospectus/Proxy Statement are first being sent to New Jersey Fund shareholders on or about November 4, 1997.


                             ---------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
 PROSPECTUS/ PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.

                             ---------------------

  This Prospectus/Proxy Statement sets forth concisely the information shareholders of the New Jersey Fund should know before voting on the Reorganization (in effect, investing in Class A, B or C shares of the Municipal
Fund) and constitutes an offering of Class A, B and C shares of beneficial interest, par value $.01 per share, of the Municipal Fund only. Please read it carefully and retain it for future reference. A Statement of Additional Information dated November 4, 1997, relating to this Prospectus/Proxy Statement (the "Reorganization SAI") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. A Prospectus (the "Municipal Fund Prospectus") and Statement of Additional Information containing additional information about the Municipal Fund, each dated April 30, 1996 (and as currently supplemented), have been filed with the SEC and are incorporated herein by reference. A copy of the Municipal Fund Prospectus accompanies this Prospectus/Proxy Statement. A Prospectus (the "New Jersey Fund Prospectus") and Statement of Additional Information containing additional information about the New Jersey Fund, each dated April 30, 1996 (and as currently supplemented), have been filed with the SEC and are incorporated herein by reference. Copies of the foregoing may be obtained without charge by calling or writing the Municipal Fund or the New Jersey Fund at the telephone number or address shown above. If you wish to request the Reorganization SAI, please ask for the "Reorganization SAI." IN ADDITION, EACH OF THE MUNICIPAL FUND AND THE NEW JERSEY FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND SUBSEQUENT SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE VAN KAMPEN AMERICAN CAPITAL FUNDS BY CALLING (800) 421-5666 OR BY WRITING THE RESPECTIVE FUND AT ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181.

                             ---------------------

  No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
                             ---------------------

  The Tax Free Trust on behalf of the Municipal Fund and the New Jersey Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith files reports and other information with the SEC. Such reports, other information and proxy statements filed by the Tax Free Trust on behalf of the Municipal Fund and the New Jersey Fund can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at its Regional Office at 500 West Madison Street, Chicago, Illinois. Copies of such material can also be obtained from the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, D.C. 20549, at prescribed rates. In addition, the SEC maintains a Web site (http://www.sec.gov) that contains reports, other information and proxy statements filed by the Tax Free Trust on behalf of the Municipal Fund and the New Jersey Fund, such information is filed electronically with the SEC through the SEC's Electronic Data Gathering, Analysis and Retrieval system (EDGAR).


  The date of this Prospectus/Proxy Statement is November 4, 1997.

                          THE PROPOSED REORGANIZATION

A. SUMMARY

  The following is a summary of, and is qualified by reference to, the more complete information contained in this Prospectus/Proxy Statement and the information attached hereto or incorporated herein by reference. As discussed more fully below and elsewhere in this Prospectus/Proxy Statement, the Board of Trustees of the Tax Free Trust (the "Board") believes the proposed Reorganization (as defined herein) is in the best interests of shareholders of the New Jersey Fund. As a result of the Reorganization, shareholders of the New Jersey Fund would acquire an interest in the Municipal Fund

  Shareholders should read the entire Prospectus/Proxy Statement carefully together with (i) the New Jersey Fund Prospectus incorporated herein by reference and (ii) the Municipal Fund Prospectus incorporated herein by reference and accompanying this Prospectus/Proxy Statement. This
Prospectus/Proxy Statement constitutes an offering of Class A, B and C shares of the Municipal Fund only.

THE REORGANIZATION

  This Prospectus/Proxy Statement is being furnished to shareholders of the New Jersey Fund in connection with the proposed combination of the New Jersey Fund with and into the Municipal Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization between the New Jersey Fund and the Municipal Fund (the "Agreement"). The Agreement provides that the New Jersey Fund would (i) transfer all of its assets to the Municipal Fund in exchange solely for Class A, B and C shares of the Municipal Fund and the Municipal Fund's assumption of the liabilities of the New Jersey Fund, (ii) dissolve pursuant to a plan of liquidation and dissolution to be adopted by the Board promptly following the Closing (as defined herein) and (iii) as part of such dissolution, distribute to each shareholder of the New Jersey Fund shares of the respective class of shares of the Municipal Fund equal in value to their existing shares of the New Jersey Fund (collectively, the "Reorganization").

  The Board has determined that the Reorganization is in the best interests of shareholders of each class of shares of the New Jersey Fund and that the interests of such shareholders will not be diluted as a result of the Reorganization. Similarly, the Board has determined that the Reorganization is in the best interests of the Municipal Fund and that the interests of each class of shares of existing shareholders of the Municipal Fund will not be diluted as a result of the Reorganization. The Board unanimously approved the Reorganization and the Agreement on July 25, 1996.


  Van Kampen American Capital Investment Advisory Corp. (the "Adviser"), the investment adviser of both the Municipal Fund and the New Jersey Fund, in its capacity as the investment adviser of the New Jersey Fund, generally will bear the costs associated with seeking the proposed Reorganization. See "THE PROPOSED REORGANIZATION -- Expenses" below.


  The Board is asking shareholders of the New Jersey Fund to approve the Reorganization at the Special Meeting to be held on December 4, 1997. If shareholders of the New Jersey Fund approve the Reorganization, it is expected that the Closing will be after the close of business on December 5, 1997, but it may be at a different time as described herein.

  THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE REORGANIZATION. APPROVAL OF THE REORGANIZATION REQUIRES THE FAVORABLE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES ENTITLED TO VOTE. SEE "VOTING INFORMATION AND REQUIREMENTS" BELOW.

REASONS FOR THE PROPOSED REORGANIZATION

  The Board believes that the proposed Reorganization would be in the best interests of the shareholders of the New Jersey Fund because it would permit the shareholders of the New Jersey Fund to (i) achieve certain economics of scale from the Municipal Fund's larger net asset size and the potentially lower operating expenses associated therewith, (ii) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the funds, and (iii) obtain greater portfolio diversity and potentially lower portfolio transaction costs.

  In determining whether to recommend approval of the Reorganization to shareholders of the New Jersey Fund, the Board considered a number of factors, including, but not limited to: (i) the capabilities and resources of the Adviser and other service providers to the Municipal Fund in the areas of marketing, investment and shareholder services; (ii) the expenses and advisory fees applicable to the New Jersey Fund and the Municipal Fund before the Reorganization and the estimated expense ratios of the Municipal Fund after the Reorganization; (iii) the comparative investment performance of the New Jersey Fund and the Municipal Fund; (iv) the terms and conditions of the Agreement and whether the Reorganization would result in dilution of New Jersey Fund shareholder interests; (v) the advantages of eliminating duplication of effort in marketing funds having similar investment objectives in addition to the economies of scale potentially realized through the combination of the two funds; (vi) the compatibility of the funds' investment objectives; (vii) the compatibility of the funds' service features available to shareholders, including the retention of applicable holding periods and exchange privileges;
(viii) the costs estimated to be incurred by the respective funds as a result of the Reorganization; (ix) the future growth prospects of the New Jersey Fund; and
(x) the anticipated tax consequences of the Reorganization including differences in state tax treatment of Municipal Fund and New Jersey Fund distributions.

  In this regard, the Board reviewed information provided by the Adviser and Van Kampen American Capital, Inc., the parent corporation of the Adviser ("VKAC"), relating to the anticipated impact to the shareholders of the New Jersey Fund as a result of the Reorganization. The Board considered the probability that the elimination of duplicative operations and the increase in asset levels of the combined fund after the Reorganization would result in the following potential benefits for shareholders of the New Jersey Fund, although there can, of course, be no assurances in this regard:

  (1) Achievement of Economies of Scale and Reduced Per Share Expenses. Combining the net assets of the New Jersey Fund with the assets of the Municipal Fund should lead to reduced total operating expenses for shareholders of the New Jersey Fund, on a per share basis, by allowing fixed and relatively fixed costs, such as accounting, legal and printing expenses, to be spread over a larger asset base. The Municipal Fund also pays lower investment advisory fees than the New Jersey Fund when no expense waivers or reimbursements are in effect. Any reductions in expenses on a per share basis should, in turn, have a favorable effect on the relative total return to shareholders of the New Jersey Fund. The advisory fees and other operating expenses of the New Jersey Fund are currently less than those of the Municipal Fund but only because of such voluntary fee and expense waivers or reimbursements from the Adviser. There can be no assurance that such waivers or reimbursements will continue for the New Jersey Fund if the Reorganization is not completed. Management anticipates that the reorganization would have no or only a de minimis effect upon current shareholders of the Municipal Fund.

  (2) Elimination of Separate Operations. Consolidating the New Jersey Fund and the Municipal Fund should eliminate the duplication of services and expenses that currently exists as a result of their separate operations. Consolidating the separate operations of the New Jersey Fund with those of the Municipal Fund should promote more efficient operations on a more cost-effective basis.

  (3) Benefits to the Portfolio Management Process. The larger net asset size of the Municipal Fund generally permits it to purchase larger individual portfolio investments that may result in reduced transaction costs or more favorable pricing and provide the opportunity for greater portfolio diversity.

Based upon these and other factors, the Board unanimously determined that the Reorganization is in the best interests of the shareholders of the New Jersey Fund.

COMPARISON OF THE MUNICIPAL FUND AND THE NEW JERSEY FUND


  INVESTMENT OBJECTIVES. The Municipal Fund and the New Jersey Fund have similar investment objectives. The investment objective of the Municipal Fund is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The investment objective of the New Jersey Fund is to provide investors a high level of current income exempt from federal income tax and New Jersey gross income tax, consistent with preservation of capital. The primary difference between the two investment objectives is that the New Jersey Fund seeks income exempt from New Jersey gross income tax, but the Municipal Fund does not. The Board, however, believes that the benefits to the New Jersey Fund shareholders from the Reorganization, including the potentially lower operating costs and potentially higher distributions from the Municipal Fund relative to the New Jersey Fund, may over time offset the loss of the exemption from New Jersey gross income tax. In evaluating the Reorganization, New Jersey Fund shareholders should consider the impact of losing the New Jersey Fund's exemption from New Jersey gross income tax. Shareholders should consult their own tax advisers to determine the specific tax consequences of all transactions relating to the Reorganization. As of June 30, 1997, the yield was 4.74% for Class A shares of the Municipal Fund and 5.09% for the Class A shares of the New Jersey Fund, and the tax equivalent distribution rate was 8.20% for Class A shares of the Municipal Fund and 8.25% for Class A shares of the New Jersey Fund. In the absence of expense reimbursement, the yield would have been 3.51% for the Class A shares of the New Jersey Fund and its income available for distribution would have been reduced.



  INVESTMENT POLICIES. The Municipal Fund and the New Jersey Fund have similar investment policies insofar as each fund seeks to achieve its investment objective under normal market conditions by investing at least 80% of its assets in a portfolio of tax-exempt municipal securities, all or substantially all of which are rated, at the time of investment, BBB or higher by Standard & Poor's Ratings Group ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). According to published guidelines, securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal. Whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. According to published guidelines, securities rated Baa by Moody's are considered by Moody's as medium grade obligations. Such securities are, in the opinion of Moody's, neither highly protected nor poorly secured. Interest payments and principal security appear to Moody's to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. In the opinion of Moody's they lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Each of the Municipal Fund and the New Jersey Fund may invest up to 20% of its total assets in tax-exempt municipal securities rated below investment grade (but not lower than B- by S&P or B3 by Moody's). These securities are below investment grade and are regarded by S&P, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While in the opinion of S&P such securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. These securities are regarded by Moody's as generally lacking characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the securities' contract over any long period of time may, in the opinion of Moody's, be small. Debt securities rated below investment grade are commonly referred to as "junk bonds." For a description of S&P's and Moody's ratings see the Reorganization SAI.


  A comparison of the credit quality of the respective portfolios of the Municipal Fund and the New Jersey Fund, as of June 30, 1997, is set forth in the table below.

                                 CREDIT QUALITY
                             (AS OF JUNE 30, 1997)

                                MUNICIPAL FUND                     NEW JERSEY FUND
                       --------------------------------    --------------------------------
                         RATED           UNRATED AT          RATED           UNRATED AT
    CREDIT RATING      SECURITIES    COMPARABLE QUALITY    SECURITIES    COMPARABLE QUALITY
    -------------      ----------    ------------------    ----------    ------------------
Aaa/AAA..............     39.6%              2.0              71.6%                0
Aa/AA................     10.3%              0.6               7.2%                0
A/A..................     11.8%              0.7               4.3%              2.4%
Baa/BBB..............     15.3%              5.6              13.3%              1.2%
Ba/BB................      1.3%              8.9                 0                 0
B/B..................        0               3.3                 0                 0
Caa/CCC..............        0                 0                 0                 0
Ca/CC................        0                 0                 0                 0
C/C..................        0               0.6                 0                 0
                          ----              ----              ----               ---
        TOTAL........     78.3%             21.7%             96.4%              3.6%
                          ====              ====              ====               ===


As of June 30, 1997, the New Jersey Fund was invested in more higher rated securities than the Municipal Fund. As discussed above, higher rated securities generally have less credit risk than lower rated securities.


  The New Jersey Fund and the Municipal Fund have different policies with respect to diversification. The New Jersey Fund is a non-diversified investment company. The Municipal Fund is a diversified investment company. A non-diversified investment company such as the New Jersey Fund may invest a higher percentage of its assets in relatively fewer issuers than a diversified investment company such as the Municipal Fund.

  The New Jersey Fund and the Municipal Fund also have different policies with respect to concentration. The New Jersey Fund generally invests at least 80% of its total assets in New Jersey municipal securities. The Municipal Fund generally does not invest more than 25% of its total assets in securities of issuers located in any one state.


  The Municipal Fund may invest a substantial portion of its assets in securities that are subject to the alternative minimum tax, while the New Jersey Fund may only invest up to 20% of its assets in such securities. The Municipal Fund may not be a suitable investment for shareholders of the New Jersey Fund subject to the alternative minimum tax. For the semi-annual period ended June 30, 1997, the Municipal Fund had approximately 20.47% of its assets invested in securities subject to the alternative minimum tax. For the semi-annual period ended June 30, 1997, the New Jersey Fund had approximately 17.30% of its assets invested in securities subject to the alternative minimum tax.


  Each of the New Jersey Fund and the Municipal Fund has the ability to purchase and sell securities on a "when issued" and "delayed delivery" basis and to borrow amounts up to 5% of its net assets in order to pay for redemptions and pledge up to 10% of its net assets to process such borrowings. Each of the New Jersey Fund and the Municipal Fund may utilize options and futures and engage in interest rate transactions such as swaps, caps, floors or collars. However, current New Jersey tax law imposes certain limits on the New Jersey Fund's ability to enter into swaps, caps, floors or collars.

  Each of the Municipal Fund and the New Jersey Fund may invest up to 15% and up to 20%, respectively, of its total assets in derivative variable rate municipal securities such as inverse floaters, whose rates vary inversely with market rates of interest, or range or capped floaters, whose rates are subject to periodic lifetime caps. Such municipal securities may, by their terms, have economic characteristics comparable to, among other things, a swap, cap, floor or collar transaction for a period of time prior to the municipal security's stated maturity.


  INVESTMENT ADVISER. The Municipal Fund and the New Jersey Fund are both managed by the Adviser, which is a wholly-owned subsidiary of VKAC. VKAC is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $57 billion under management or supervision. Van Kampen American Capital's more than 50 open-end and 37 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen American Capital Distributors, Inc. (the "Distributor"), the distributor of both the Municipal Fund and the New Jersey Fund and the sponsor of the funds mentioned above, is also a wholly-owned subsidiary of VKAC. VKAC is an indirect wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  Morgan Stanley, Dean Witter, Discover & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.

  ADVISORY AND OTHER FEES. The contractual advisory fees and total operating expenses of the Municipal Fund are lower than those of the New Jersey Fund. The Municipal Fund pays the Adviser a monthly fee based on its average daily net asset value at the annual rates of: 0.50% of the first $500 million of average net assets and 0.45% of average net assets in excess of $500 million. As of June 30, 1997, the Municipal Fund's net assets were approximately $967.2 million and the effective advisory fee on such assets was .47%. No expense reimbursements were in effect with respect to the Municipal Fund at such time. For a complete description of the Municipal Fund's advisory services, see the sections of the Municipal Fund Prospectus and Statement of Additional Information entitled "Investment Advisory Services" and "Investment Advisory and Other Services -- Investment Advisory Agreement", respectively.

  The New Jersey Fund pays the Adviser a monthly fee based on its average daily net asset value at the annual rate of: 0.60% of the first $500 million of average net assets and 0.50% of the average net assets in excess of $500 million. As of June 30, 1997, the New Jersey Fund's net assets were approximately $18.3 million and the effective advisory fee on such assets was 0.00% (after expense reimbursement) and 0.60% (assuming no expense reimbursement). For a complete description of the New Jersey Fund's advisory services, see the sections of the New Jersey Fund Prospectus and Statement of Additional Information entitled "Investment Advisory Services" and "Investment Advisory and Other Services -- Investment Advisory Agreement", respectively.


  The total operating expenses of the Municipal Fund for the six month period ended June 30, 1997 (on an annualized basis) were 0.90%, 1.65% and 1.67% of the average daily net assets attributable to Class A, B and C shares, respectively. No expense reimbursements were in effect with respect to the Municipal Fund during such period.

  The total operating expenses (after expense reimbursement) of the New Jersey Fund for the six month period ended June 30, 1997 (on an annualized basis) were 0.15%, 0.91% and 0.91% of average daily net assets attributable to Class A, B and C shares, respectively. In the absence of expense reimbursement, total operating expenses of the New Jersey Fund would have been 1.72%, 2.47% and 2.47% with respect to Class A, B and C shares, respectively, for that same period.


  The advisory fees and other operating expenses of the New Jersey Fund are currently less than that of the Municipal Fund but only because of voluntary expense waivers or reimbursements from the Adviser. There can be no assurance that such waivers or reimbursements will continue for the New Jersey Fund if the Reorganization is not completed.

  Both the Municipal Fund and the New Jersey Fund have adopted substantially identical distribution plans (the "Distribution Plans") pursuant to Rule 12b-1 under the 1940 Act and have adopted substantially identical service agreements or plans (the "Service Plans"). Both the Municipal Fund and the New Jersey Fund can pay up to 0.75% of their respective average daily net assets attributable to Class B and C shares for reimbursement of certain distribution-related expenses. In addition, both the Municipal Fund and the New Jersey Fund can pay up to 0.25% of the respective average daily net assets attributable to Class A, B and C shares for the provision of ongoing services to shareholders. The distributor of both the New Jersey Fund's shares and the Municipal Fund's shares is Van Kampen American Capital Distributors, Inc. ("VKAC Distributors"). For a complete description of these arrangements with respect to the Municipal Fund, see the section of the Municipal Fund Prospectus entitled "The Distribution and Service Plans." For a complete description of these arrangements with respect to the New Jersey Fund, see the section of the New Jersey Fund Prospectus entitled "The Distribution and Service Plans."

  The table below sets forth (i) the fees and expenses paid by the Municipal Fund and the New Jersey Fund during the six month period ended June 30, 1997 (on an annualized basis) and (ii) pro forma expenses for the combined fund.

                            EXPENSE COMPARISON TABLE

                                         CLASS A SHARES                   CLASS B SHARES                   CLASS C SHARES
                                 ------------------------------   ------------------------------   ------------------------------
                                              NEW                              NEW                              NEW
                                 MUNICIPAL   JERSEY               MUNICIPAL   JERSEY               MUNICIPAL   JERSEY
                                   FUND       FUND    PRO FORMA     FUND       FUND    PRO FORMA     FUND       FUND    PRO FORMA
                                 ---------   ------   ---------   ---------   ------   ---------   ---------   ------   ---------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on
 Purchase of a Share (as a
 percentage of Offering
 Price).........................   4.75%(1)  4.75%      4.75%(1)     None      None       None        None      None       None
Maximum Deferred Sales Charge
 (as a percentage of the lower
 of the original purchase price
 or redemption proceeds)........    None      None       None       4.00%(3)  4.00%(3)   4.00%(3)    1.00%(4)  1.00%(4)   1.00%(4)
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net
 assets)
Management Fees.................   0.47%     0.00%(2)   0.47%       0.47%     0.00%(2)   0.47%       0.47%     0.00%(2)   0.47%
Rule 12b-1 Fees.................   0.25%     0.15%(2)   0.25%       1.00%     0.91%(2)   1.00%       1.00%     0.91%(2)   1.00%
Other Expenses..................   0.18%     0.00%(2)   0.18%       0.18%     0.00%(2)   0.18%       0.20%     0.00%(2)   0.20%
Total Fund Operating Expenses...   0.90%     0.15%(2)   0.90%       1.65%     0.91%(2)   1.65%       1.67%     0.91%(2)   1.67%
Expense Example of Total
 Operating Expenses Assuming
 Redemption at the End of the
 Period(5)
 One Year.......................   $  56     $  49      $  56       $  57     $  49      $  57       $  27     $  19      $  27
 Three Years....................   $  75     $  52      $  75       $  87     $  64      $  87       $  53     $  29      $  53
 Five Years.....................   $  95     $  56      $  95       $ 105     $  65      $ 105       $  91     $  50      $  91
 Ten Years......................   $ 153     $  66      $ 153       $ 175     $  90      $ 175       $ 198     $ 112      $ 198
Expense Example of Total
 Operating Expenses Assuming No
 Redemption at the End of the
 Period(5)
 One Year.......................   $  56     $  49      $  56       $  17     $   9      $  17       $  17     $   9      $  17
 Three Years....................   $  75     $  52      $  75       $  52     $  29      $  52       $  53     $  29      $  53
 Five Years.....................   $  95     $  56      $  95       $  90     $  50      $  90       $  91     $  50      $  91
 Ten Years......................   $ 153     $  66      $ 153       $ 175     $  90      $ 175       $ 198     $ 112      $ 198

                       (See notes on the following page)

Notes to Expense Comparison Table
(1) Class A shares of the Municipal Fund received pursuant to the Reorganization will not be subject to a sales charge upon purchase.

(2) After expense reimbursement. In the absence of expense reimbursement, "Management Fees" for the New Jersey Fund would have been 0.60% with respect to Class A, B and C shares, "Rule 12b-1 Fees" for the New Jersey Fund would have been 0.25%, 1.00% and 1.00% with respect to Class A, B and C shares, respectively, "Other Expenses" for the New Jersey Fund would have been 0.87%, 0.87% and 0.87% with respect to Class A, B and C shares, respectively, and "Total Fund Operating Expenses" for the New Jersey Fund would have been 1.72%, 2.47% and 2.47% with respect to Class A, B and C shares, respectively.

(3) Class B Shares of the Municipal Fund and New Jersey Fund are subject to a contingent deferred sales charge equal to 4.00% of the lesser of the then current net asset value or the original purchase price on Class B Shares redeemed during the first year after purchase, which charge is reduced to zero after a six year period as follows: Year 1 -- 4.00%; Year 2 -- 3.75%; Year 3 -- 3.50%; Year 4 -- 2.50%; Year 5 -- 1.50%; Year 6 -- 1.00%; and
     Year 7 -- 0.00%.

(4) Class C shares of the Municipal Fund and New Jersey Fund are subject to a contingent deferred sales charge equal to 1.00% of the lesser of the then current net asset value or the original purchase price on Class C shares redeemed during the first year after purchase, which charge is reduced to zero thereafter.

(5) Expenses examples reflect what an investor would pay on a $1,000 investment, assuming a 5% annual return with either redemption or no redemption at the end of each time period as noted in the above table. The Pro Forma column reflects expenses estimated to be paid on new shares purchased from the combined fund subsequent to the Reorganization.

  DISTRIBUTION, PURCHASE, VALUATION, REDEMPTION AND EXCHANGE OF SHARES. Both the Municipal Fund and the New Jersey Fund offer three classes of shares. The Class A shares of both the Municipal Fund and the New Jersey Fund are subject to an initial sales charge of up to 4.75%. The initial sales charge applicable to Class A shares of the Municipal Fund will be waived for Class A shares acquired in the Reorganization. Any subsequent purchases of Class A shares of the Municipal Fund after the Reorganization will be subject to an initial sales charge of up to 4.75%, excluding Class A shares purchased through the dividend reinvestment plan. Purchases of Class A shares of the Municipal Fund or the New Jersey Fund in amounts of $1,000,000 or more are not subject to an initial sales charge, but a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within the first year after purchase.

  The Class B shares of both the Municipal Fund and the New Jersey Fund do not incur a sales charge when they are purchased, but generally are subject to a contingent deferred sales charge of 4.00% if redeemed within the first year after purchase, which charge is reduced to zero after a six year period. Class B shares of both the Municipal Fund and the New Jersey Fund purchased on or after June 1, 1996 automatically convert to Class A shares after eight years. Class B shares of the Municipal Fund purchased before June 1, 1996 automatically convert to Class A shares after six years. Class B shares of the New Jersey Fund purchased before June 1, 1996 automatically convert to Class A shares after seven years.

  The Class C shares of both the Municipal Fund and the New Jersey Fund do not incur a sales charge when purchased, but are subject to a contingent deferred sales charge of 1.00% if redeemed within the first year after purchase. Class C shares of both the Municipal Fund and the New Jersey Fund purchased before January 1, 1997 automatically convert to Class A shares after one year.

  No contingent deferred sales charge will be imposed on Class B shares or Class C shares of the New Jersey Fund in connection with the Reorganization. The holding period and conversion period for Class B shares or Class C shares of the Municipal Fund received in connection with the Reorganization will be measured from the earlier time (i) the holder purchased such shares from the New Jersey Fund or (ii) the holder purchased such shares from any other Van Kampen American Capital Fund and subsequently exchanged them for shares of the New Jersey Fund.


  Shares of the Municipal Fund or the New Jersey Fund may be purchased by check, by electronic transfer, by bank wire and by exchange from certain other open-end mutual funds distributed by VKAC Distributors. For a complete description regarding purchase of shares and exchange of shares of the Municipal Fund, see the sections of the Municipal Fund Prospectus entitled "Purchase of Shares" and "Shareholder Services--Exchange Privilege." For a complete description regarding purchase of shares and exchange of shares of the New Jersey Fund, see the sections of the New Jersey Fund Prospectus entitled "Purchase of Shares" and "Shareholder Services--Exchange Privilege".

  Shares of the Municipal Fund and the New Jersey Fund properly presented for redemption may be redeemed or exchanged at the next determined net asset value per share (subject to any applicable deferred sales charge). Shares of either the Municipal Fund or the New Jersey Fund may be redeemed or exchanged by mail or by special redemption privileges (telephone exchange, telephone redemption, by check or electronic transfer). If a shareholder of either fund attempts to redeem shares within a short time after they have been purchased by check, the respective fund may delay payment of the redemption proceeds until such fund can verify that payment for the purchase of the shares has been (or will be) received.

  No further purchases of the shares of the New Jersey Fund may be made after the date on which the shareholders of the New Jersey Fund approve the Reorganization, and the stock transfer books of the New Jersey Fund will be permanently closed as of the date of Closing. Only redemption requests and transfer instructions received in proper form by the close of business on the day prior to the date of Closing will be fulfilled by the New Jersey Fund. Redemption requests or transfer instructions received by the New Jersey Fund after that date will be treated by the New Jersey Fund as requests for the redemption or instructions for transfer of the shares of the Municipal Fund credited to the accounts of the shareholders of the New Jersey Fund. Redemption requests or transfer instructions received by the New Jersey Fund after the close of business on the day prior to the date of Closing will be forwarded to the Municipal Fund. For a complete description of the redemption arrangements for the Municipal Fund, see the section of the Municipal Fund Prospectus entitled "Redemption of Shares," and, for the New Jersey Fund, see the section of the New Jersey Fund Prospectus entitled "Redemption of Shares."

  CAPITALIZATION. The following table sets forth the capitalization of the Municipal Fund and the New Jersey Fund as of June 30, 1997, and the pro forma capitalization of the combined fund as if the Reorganization had occurred on that date. These numbers may differ at the time of Closing.

                    CAPITALIZATION TABLE AS OF JUNE 30, 1997

                                                       NEW JERSEY
                                   MUNICIPAL FUND         FUND         PRO FORMA
                                   --------------      ----------      ---------
NET ASSETS (IN THOUSANDS)
  Class A shares.................    $751,355.8        $ 7,744.7       $759,100.5
  Class B shares.................     203,968.8          9,584.3        213,553.1
  Class C shares.................      11,851.0            947.3         12,798.3
                                     ----------        ---------       ----------
         Total...................    $967,175.6        $18,276.3       $985,451.9
                                     ==========        =========       ==========
NET ASSET VALUE PER SHARE
  Class A shares.................    $    15.34        $   14.92       $    15.34
  Class B shares.................         15.34            14.91            15.34
  Class C shares.................         15.32            14.92            15.32
SHARES OUTSTANDING (IN THOUSANDS)
  Class A shares.................      48,991.7            518.9         49,496.5
  Class B shares.................      13,299.9            642.7         13,924.7
  Class C shares.................         773.5             63.5            835.3
                                     ----------        ---------       ----------
         Total...................      63,065.1          1,225.1         64,256.5
                                     ==========        =========       ==========
SHARES AUTHORIZED
  Class A shares.................     Unlimited        Unlimited        Unlimited
  Class B shares.................     Unlimited        Unlimited        Unlimited
  Class C shares.................     Unlimited        Unlimited        Unlimited

  PERFORMANCE INFORMATION. The average annual total returns for Municipal Fund for the one-year, three-year and five-year periods ended June 30, 1997 and for the period beginning August 1, 1990 (the date Class A shares of the Municipal Fund were first offered for sale to the public) through June 30, 1997 were 3.19%, 5.53%, 5.24% and 6.98% with respect to its Class A shares; for the one-year and three-year periods ended June 30, 1997 and for the period beginning August 24, 1992 (the date Class B shares of the Municipal Fund were first offered for sale to the public) through June 30, 1997 were 3.55%, 5.46%, and 5.10% with respect to its Class B shares; and for the one-year and three-year periods ended June 30, 1997 and for the period beginning August 13, 1993 (the date Class C shares of the Municipal Fund were first offered to the public) through June 30, 1997 were 6.48%, 6.40% and 4.07% with respect to its Class C shares.


  The yield for the Municipal Fund as of June 30, 1997 was 4.74% with respect to its Class A shares, 4.22% with respect to its Class B shares and 4.24% with respect to its Class C shares. The distribution rate for the Municipal Fund as of June 30, 1997 was 5.25% with respect to its Class A shares, 4.77% with respect to its Class B shares and 4.78% with respect to its Class C shares. The tax-equivalent distribution rate for the Municipal Fund as of June 30, 1997, was 8.20% with respect to its Class A shares, 7.45% with respect to its Class B shares and 7.47% with respect to its Class C shares.


  The average annual total returns for the New Jersey Fund for the one-year period ended June 30, 1997, and for the period beginning July 29, 1994 (the date Class A shares of the New Jersey Fund were first offered for sale to the public) through June 30, 1997 were 3.37% and 5.22% with respect to its Class A shares; for the one-year period ended June 30, 1997 and for the period beginning July 29, 1994 (the date Class B shares of the New Jersey Fund were first offered for sale to the public) through June 30, 1997 were 3.72% and 5.12% with respect to its Class B shares; and for the one-year period ended June 30, 1997 and for the period beginning July 29, 1994 (the date Class C shares of the New Jersey Fund were first offered for sale to the public) through June 30, 1997 were 6.72% and 6.21% with respect to its Class C shares.


  The yield for the New Jersey Fund as of June 30, 1997 was 5.09% with respect to its Class A shares, 4.58% with respect to its Class B shares and 4.58% with respect to its Class C shares. The distribution rate for the New Jersey Fund as of June 30, 1997 was 4.94% with respect to its Class A shares, 4.47% with respect to its Class B shares and 4.46% with respect to its Class C shares. The tax-equivalent distribution rate for New Jersey residents for the New Jersey Fund as of June 30, 1997, was 8.25% with respect to its Class A shares, 7.46% with respect to its Class B shares and 7.45% with respect to its Class C shares.



  The foregoing total returns include the effect of the maximum sales charge applicable to sales of shares of both the Municipal Fund and the New Jersey Fund. The foregoing total returns also assume reinvestment of all dividends and distributions. The total returns, yields and distribution rates are not necessarily indicative of future results. The performance of an investment company is the result of conditions in the securities markets, portfolio management and operating expenses. Although information such as that shown above is useful in reviewing a fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. In the absence of expense reimbursements for the New Jersey Fund, the New Jersey Fund's total returns, yields and distribution rates would have been reduced.


  Management's discussion of the Municipal Fund's and New Jersey Fund's performance as of December 31, 1996 are attached hereto as Exhibit A.

B. RISK FACTORS

SIMILARITY OF RISKS

  The investment objectives of the Municipal Fund and the New Jersey Fund are similar. The investment policies of the Municipal Fund and the New Jersey Fund are similar insofar as they each invest at least 80% of their assets in tax-exempt municipal securities rated at the time of investment BBB or higher by S&P or Baa or higher by Moody's, and they each permit investment up to 20% of their total assets in lower grade tax-exempt municipal securities (but not lower than B- by S&P or B3 by Moody's). Each of the Municipal Fund and the New Jersey Fund also engages in certain common investment practices such as the purchase and sale of securities on a "when issued" and "delayed delivery" basis, the ability to borrow up to 5% of its net assets in order to pay for redemptions and to utilize futures and options and engage in interest rate transactions such as swaps, caps, floors and collars. To the extent that the investment objectives and investment policies and practices of the Municipal Fund and the New Jersey Fund are similar, the risks associated with an investment in the funds are similar.

  Investment in either of the Municipal Fund or the New Jersey Fund may not be appropriate for all investors. Neither fund is intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the funds. An investment in either fund is intended to be a long-term investment and should not be used as a trading vehicle.

DIFFERENCES IN RISKS


  The Municipal Fund and the New Jersey Fund engage in some dissimilar investment practices. To the extent that the investment practices of the funds differ, the risks associated with an investment in the Municipal Fund are different from the risks associated with an investment in the New Jersey Fund. An investment in the Municipal Fund may not be appropriate for all New Jersey Fund shareholders. For a complete description of the risks of an investment in the Municipal Fund or the New Jersey Fund, see the sections in the Municipal Fund Prospectus or New Jersey Fund Prospectus entitled "Investment Objective and Policies," "Municipal Securities," "Investment Practices" and "Special Considerations Regarding the Fund".


  DIVERSIFICATION. The New Jersey Fund is a non-diversified investment company. The Municipal Fund is a diversified investment company. A non-diversified investment company, such as the New Jersey Fund, generally is more susceptible to economic, political or regulatory events that adversely affect an issuer in which such fund invests than a diversified investment company such as the Municipal Fund. A diversified investment company such as the Municipal Fund, however, is less likely to benefit from economic, political or regulatory events that beneficially affect issuers in which it invests because it generally invests a smaller percentage of its assets in each issuer in which it invests.

  CONCENTRATION. The New Jersey Fund invests at least 80% of its total assets in New Jersey municipal securities. The Municipal Fund does not concentrate its investments in the securities of issuers located in New Jersey or in any one other state. An investment company, such as the New Jersey Fund, that concentrates its investments in issuers located in any one state generally is more susceptible to economic, political or regulatory events that adversely affect the state in which such company has concentrated its investments than an investment company that does not concentrate its investments in any one state. The Municipal Fund, however, is less likely to benefit from economic, political or regulatory events that beneficially affect issuers located in New Jersey because it does not concentrate its investments in issuers of New Jersey municipal securities or issuers located in any one other state. In addition, the New Jersey Fund concentrates its assets in New Jersey municipal securities because of its investment objective of seeking income exempt from the New Jersey gross income tax. In evaluating the Reorganization, New Jersey Fund shareholders should consider the impact of losing the New Jersey Fund's exemption from New Jersey gross income tax.


  DERIVATIVE VARIABLE RATE SECURITIES. Each of the Municipal Fund and the New Jersey Fund may invest up to 15% and 20%, respectively, of its total assets in derivative variable rate securities such as inverse floaters, whose rates vary inversely with market rates of interest, or range or capped floaters, whose rates are subject to periodic or lifetime caps. The value of securities whose rates vary inversely with market rates of interest generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

  OTHER. The Municipal Fund may invest a substantial portion of its assets in securities that are subject to the alternative minimum tax, while the New Jersey Fund may invest only up to 20% of its assets in such securities. The Municipal Fund may not be a suitable investment for shareholders of the New Jersey Fund subject to the alternative minimum tax. Each of the Municipal Fund and the New Jersey Fund may invest, pursuant to its respective investment policies, in interest rate transactions such as swaps, caps, floors or collars, however, the New Jersey Fund is limited in its use of such securities by current New Jersey tax laws.

C. THE PROPOSED REORGANIZATION

  The material features of the Agreement are summarized below. This summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Agreement attached as Appendix A to the Reorganization SAI, a copy of which may be obtained without charge by calling the Municipal Fund or the New Jersey Fund at (800) 421-5666 and asking for the "Reorganization SAI".

TERMS OF THE AGREEMENT

  Pursuant to the Agreement, the Municipal Fund series of the Tax Free Trust would acquire all of the assets and the liabilities of the New Jersey Fund series of the Tax Free Trust on the date of the Closing in consideration for Class A, B and C shares of the Municipal Fund.

  Subject to the New Jersey Fund's shareholders approving of the Reorganization, the closing (the "Closing") will occur within 15 business days after the later of the receipt of all necessary regulatory approvals and the final adjournment of the Special Meeting or such later date as soon as practicable thereafter as the Municipal Fund and the New Jersey Fund may mutually agree.

  On the date of Closing, the New Jersey Fund will transfer to the Municipal Fund all of the assets and liabilities of the New Jersey Fund. The Municipal Fund will in turn transfer to the New Jersey Fund a number of its Class A, B and C shares equal in value to the value of the net assets of the New Jersey Fund transferred to the Municipal Fund as of the date of Closing, as determined in accordance with the valuation method described in the Municipal Fund's then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Municipal Fund and the New Jersey Fund may distribute on or before the Closing all or substantially all of their respective undistributed net investment income (including net capital gains) as of such date.

  The New Jersey Fund expects to distribute the Class A, B and C shares of the Municipal Fund to the shareholders of the New Jersey Fund promptly after the Closing and then dissolve pursuant to a plan of dissolution adopted by the Board.

  The Municipal Fund and the New Jersey Fund have made certain standard representations and warranties to each other regarding their capitalization, status and conduct of business.

  Unless waived in accordance with the Agreement, the obligations of the parties to the Agreement are conditioned upon, among other things:

    1. the approval of the Reorganization by the New Jersey Fund's shareholders;

    2. the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Agreement;

    3. the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

    4. the truth in all material respects as of the Closing of the representations and warranties of the parties and performance and compliance in all material respects with the parties' agreements, obligations and covenants required by the Agreement;

    5. the effectiveness under applicable law of the registration statement of the Municipal Fund of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

    6. the receipt of opinions of counsel relating to, among other things, the tax free nature of the Reorganization.

  The Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of the New Jersey Fund, provided that no such amendment after such approval shall be made if it would have a material adverse affect on the interests of New Jersey Fund shareholders. The Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to Closing.

  The Board recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the New Jersey Fund's shareholders and that the interests of the New Jersey Fund's existing shareholders will not be diluted as a result of consummation of the proposed Reorganization.

DESCRIPTION OF SECURITIES TO BE ISSUED

  SHARES OF BENEFICIAL INTEREST. Beneficial interests in the Municipal Fund being offered hereby are represented by transferable Class A, B and C shares, par value $0.01 per share. The Declaration of Trust of the Tax Free Trust permits the trustees, as they deem necessary or desirable, to create one or more separate investment portfolios and to issue a separate series of shares for each portfolio and, subject to compliance with the 1940 Act, to further sub-divide the shares of a series into one or more classes of shares for such portfolio.

  VOTING RIGHTS OF SHAREHOLDERS. Holders of shares of the Municipal Fund are entitled to one vote per share on matters as to which they are entitled to vote; however, separate votes generally are taken by each series on matters affecting an individual series.

  Each of the Municipal Fund and the New Jersey Fund operates as a series of the Tax Free Trust, an open-end management investment company registered with the SEC under the 1940 Act. Therefore, in addition to the specific voting rights described above, shareholders of the Municipal Fund, as well as shareholders of the New Jersey Fund, are entitled, under current law, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions and the ratification of the selection of independent auditors. Moreover, under the 1940 Act, shareholders owning not less than 10% of the outstanding shares of the New Jersey Fund or Municipal Fund may request that the respective board of trustees call a shareholders' meeting for the purpose of voting upon the removal of trustee(s).

CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS; SHARE CERTIFICATES

  If the Reorganization is approved, the Municipal Fund will establish an account for each New Jersey Fund shareholder containing the appropriate number of shares of the Municipal Fund. The shareholder services and shareholder programs of the Municipal Fund and the New Jersey Fund are substantially identical. Shareholders of the New Jersey Fund who are accumulating New Jersey Fund shares under the dividend reinvestment plan, or who are receiving payment under the systematic withdrawal plan with respect to New Jersey Fund shares, will retain the same rights and privileges after the Reorganization in connection with the Municipal Fund Class A, B or C shares received in the Reorganization through substantially identical plans maintained by the Municipal Fund. Van Kampen American Capital Trust Company will continue to serve as custodian for the assets of New Jersey Fund shareholders held in IRA accounts after the Reorganization. Such IRA investors will be sent appropriate documentation to confirm Van Kampen American Capital Trust Company's custodianship.


  It will not be necessary for shareholders of the New Jersey Fund to whom certificates have been issued to surrender their certificates. Upon dissolution of the New Jersey Fund, such certificates will become null and void. However, New Jersey Fund shareholders holding such certificates may want to present such certificates to receive certificates of the Municipal Fund (to simplify substantiation of and to preserve the tax basis of separate lots of shares).


FEDERAL INCOME TAX CONSEQUENCES

  The following is a general discussion of the material federal income tax consequences of the Reorganization to shareholders of the New Jersey Fund and shareholders of the Municipal Fund. The discussion set forth below is for general information only and may not apply to a holder subject to special treatment under the Internal Revenue Code of 1986, as amended (the "Code"), such as a holder that is a bank, an insurance company, a dealer in securities, a tax-exempt organization or that acquired its Class A, B and C shares of the New Jersey Fund pursuant to the exercise of employee stock options or otherwise as compensation. It is based upon the Code, legislative history, Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the "Service") and other relevant authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly on a retroactive basis). This summary is limited to shareholders who hold their New Jersey Fund shares as capital assets. No advance rulings have been or will be sought from the Service regarding any matter discussed in this Prospectus/Proxy Statement. Accordingly, no assurances can be given that the Service could not successfully challenge the intended federal income tax treatment described below. Shareholders should consult their own tax advisers to determine the specific federal income tax consequences of all transactions relating to the Reorganization, as well as the effects of state, local and foreign tax laws and possible changes to the tax laws.

  The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Code. It is a condition to closing that the Tax Free Trust receive an opinion from Skadden, Arps, Slate, Meagher & Flom (Illinois) ("Skadden Arps") substantially to the effect that for federal income tax purposes:

    1. The acquisition by the Municipal Fund of the assets of the New Jersey Fund in exchange solely for Class A, B and C shares of the Municipal Fund and the assumption by the Municipal Fund of the liabilities of the New Jersey Fund will qualify as a tax-free reorganization within the meaning of Section 368(a)(1) of the Code.

    2. No gain or loss will be recognized by the New Jersey Fund or the Municipal Fund upon the transfer to the Municipal Fund of the assets of the New Jersey Fund in exchange solely for the Class A, B and C shares of the Municipal Fund and the assumption by the Municipal Fund of the liabilities of the New Jersey Fund.

    3. The Municipal Fund's basis in the New Jersey Fund assets received in the Reorganization will, in each instance, equal the basis of such assets in the hands of the New Jersey Fund immediately prior to the transfer, and the Municipal Fund's holding period of such assets will, in each instance, include the period during which the assets were held by the New Jersey Fund.

    4. No gain or loss will be recognized by the shareholders of the New Jersey Fund upon the exchange of their shares of the New Jersey Fund for the Class A, B or C shares of the Municipal Fund.


    5. The aggregate tax basis in the Class A, B and C shares of the Municipal Fund received by the shareholders of the New Jersey Fund will be the same as the aggregate tax basis of the shares of the New Jersey Fund surrendered in exchange therefor. See "Continuation of Shareholder Accounts and Plans; Share Certificates" above.


    6. The holding period of the Class A, B and C shares of the Municipal Fund received by the shareholders of the New Jersey Fund will include the holding period of the shares of the New Jersey Fund surrendered in exchange therefor if such surrendered shares of the New Jersey Fund are held as capital assets by such shareholder.

  In rendering its opinion, Skadden Arps may rely upon certain representations of the management of the Municipal Fund and the New Jersey Fund and assume that the Reorganization will be consummated as described in the Agreement and that redemptions of shares of the New Jersey Fund occurring prior to the Closing will consist solely of redemptions in the ordinary course of business.

  The Municipal Fund intends to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the New Jersey Fund and its shareholders.

EXPENSES


  VKAC, in its capacity as the investment adviser of the New Jersey Fund, generally will pay all of the costs associated with the Reorganization. Management of the New Jersey Fund estimates that Reorganization expenses will equal approximately $125,000. In addition, as part of the Reorganization, the New Jersey Fund will write-off the remaining unamortized organizational expenses of approximately $28,000, which will be reimbursed by the Adviser, in its capacity as the investment adviser of the New Jersey Fund.


  The Board has determined that the foregoing arrangement with respect to expenses is fair and reasonable.


  As noted above, shareholders of the New Jersey Fund may redeem their shares or exchange their shares for shares of certain other open-end mutual funds distributed by VKAC Distributors at any time prior to the closing of the Reorganization. See "Distribution, Purchase, Valuation, Redemption and Exchange of Shares" above. Redemptions and exchanges of shares generally are taxable transactions, unless your account is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisers regarding potential transactions.


RATIFICATION OF INVESTMENT OBJECTIVE, INVESTMENT POLICIES AND
  RESTRICTIONS OF THE MUNICIPAL FUND

  Approval of the Reorganization will constitute the ratification by New Jersey Fund shareholders of the investment objective, investment policies and restrictions, distribution plan and advisory agreement of the Municipal Fund. Approval of the Reorganization will constitute approval of amendments to any of the fundamental investment restrictions of the New Jersey Fund that might otherwise be interpreted as impeding the Reorganization, but solely for the purpose of and to the extent necessary for, consummation of the Reorganization.

LEGAL MATTERS

  Certain legal matters concerning the federal income tax consequences of the Reorganization and issuance of Class A, B and C shares of the Municipal Fund will be passed on by Skadden Arps, 333 West Wacker Drive, Chicago, Illinois 60606, which serves as counsel to the Municipal Fund. Wayne W. Whalen, a partner of Skadden Arps, is a Trustee of the Tax Free Trust.

D. RECOMMENDATION OF THE BOARD

  The Board has unanimously approved the Agreement and has determined that participation in the Reorganization is in the best interests of shareholders of each class of shares of the New Jersey Fund. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSED REORGANIZATION.

                               OTHER INFORMATION

A. SHAREHOLDERS OF THE MUNICIPAL FUND AND
   THE NEW JERSEY FUND


  At the close of business on October 31, 1997, there were 49,529,789 Class A shares, 12,880,388 Class B shares and 833,174 Class C shares, respectively, of the Municipal Fund. As of such date, the trustees and officers of the Municipal Fund as a group own less than 1% of the shares of the Municipal Fund. As of such date, no person was known by the Municipal Fund to own beneficially or of record as much as 5% of the Class A shares or Class B shares of the Municipal Fund. As of such date, no person was known by the Municipal Fund to own beneficially or of record as much as 5% of the Class C shares of the Municipal Fund except as follows: Merrill Lynch Pierce Fenner & Smith for the sole benefit of its customers, 4800 Deer Lake Drive East Floor 3, Jacksonville, FL 32246-6484, 8.080% and 8HC Securities, Inc., One Commerce Square, 2005 Market Street Suite 1200, Philadelphia, PA 19103-7042, 5.368%.



  At the close of business on October 21, 1997, the record date with respect to the Special Meeting, there were 511,187 Class A shares, 633,212 Class B shares and 62,945 Class C shares, respectively, of the New Jersey Fund. As of such date, the trustees and officers of the New Jersey Fund as a group own less than 1% of the outstanding shares of the New Jersey Fund. As of such date, no person was known by the New Jersey Fund to own beneficially or of record as much as 5% of the Class A shares of the New Jersey Fund except for: Wheat First Securities, Inc., Grace G. Tullio Trust, Grace G. Tullio Trustee, P.O. Box 672, Ridgewood, NJ 07451-0672, 5.850%. As of such date, no person was known by the New Jersey Fund to own beneficially or of record as much as 5% of the Class B shares of the New Jersey Fund. As of such date, no person was known by the New Jersey Fund to own beneficially or of record as much as 5% of the Class C shares of the New Jersey Fund except for: Merrill Lynch Pierce Fenner & Smith for the sole benefit of its customers, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6474, 22.985%; Louise J. Grill c/o Alvin M. Frankel POA, 601 Hadden Ave., Collingswood, NJ 08108-3703, 19.297%; Wexford Clearing Services Corp FBO, Dr. Gary Karakashian, c/o Vincent Kara Kashian, 46 Seaview Ave, Monmouth Beach, NJ 07750-1224, 11.427%; PaineWebber for the benefit of Sam Aldenderfer, 3030 Edwin Avenue Apt. 3B, Fort Lee, NJ 07024-3413, 8.452%; Donaldson, Lufkin, Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-2052, 6.767%; Edward D. Jones & Co. F/A/O John H. Schroeder & Carol A. Schroeder, P.O. Box 2500, Maryland Heights, MO 63043-8500, 6.419%; Garden State Cutting, 217 Brook Ave., Passaic, NJ 07055-3300, 6.216% and ADVEST INC., 90 State House Square, Hartford, CT 06103-3702, 5.290%.


B. SHAREHOLDER PROPOSALS

  As a general matter, the Municipal Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. In the event the Reorganization is not consummated, the New Jersey Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Municipal Fund or the New Jersey Fund should send such proposal to the respective fund at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. To be considered for presentation at a shareholders' meeting rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

                      VOTING INFORMATION AND REQUIREMENTS

  Holders of shares of the New Jersey Fund are entitled to one vote per share on matters as to which they are entitled to vote. The New Jersey Fund does not utilize cumulative voting.

  Each valid proxy given by a shareholder of the New Jersey Fund will be voted by the persons named in the proxy in accordance with the instructions marked thereon and as the persons named in the proxy may determine on such other business as may come before the Special Meeting on which shareholders are entitled to vote. If no designation is made, the proxy will be voted by the persons named in the proxy as recommended by the Board "FOR" approval of the Reorganization. Abstentions and broker non-votes do not count as votes "FOR" a proposal and are treated as votes "AGAINST". A majority of the outstanding shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  Shareholders who execute proxies may revoke them at any time before they are voted by filing with the New Jersey Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

  It is not anticipated that any action will be asked of the shareholders of the New Jersey Fund other than as indicated above, but if other matters are properly brought before the Special Meeting, it is intended that the persons named in the proxy will vote in accordance with their judgment.

  APPROVAL OF THE REORGANIZATION WILL REQUIRE THE FAVORABLE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF THE NEW JERSEY FUND ENTITLED TO VOTE.

  In the event that sufficient votes in favor of a proposal are not received by the scheduled time of the Special Meeting, the persons named in the proxy may propose and vote in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies. If sufficient shares were present to constitute a quorum, but insufficient votes had been cast in favor of a proposal to approve it, proxies would be voted in favor of adjournment only if the Board determined that adjournment and additional solicitation was reasonable and in the best interest of the shareholders of the New Jersey Fund, taking into account the nature of the proposal, the percentage of the votes actually cast, the percentage of negative votes, the nature of any further solicitation that might be made and the information provided to shareholders about the reasons for additional solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Special Meeting to be adjourned.


  Proxies of shareholders of the New Jersey Fund are solicited by the Board. In order to obtain the necessary quorum at the Special Meeting, additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Adviser or VKAC, or by dealers or their representatives. In addition, such solicitation servicing may also be provided by First Data Investor Services Group, a solicitation firm located in Boston, Massachusetts, at a cost estimated to be approximately $3,000, plus reasonable expenses.



November 4, 1997


                  PLEASE SIGN AND RETURN YOUR PROXY PROMPTLY.

                 YOUR VOTE IS IMPORTANT AND YOUR PARTICIPATION
              IN THE AFFAIRS OF YOUR FUND DOES MAKE A DIFFERENCE.

                                                                       EXHIBIT A

                           MANAGEMENT'S DISCUSSION OF
                 MUNICIPAL FUND AND NEW JERSEY FUND PERFORMANCE

  Management's Discussion of the Municipal Fund's Performance as of the Annual Report dated December 31, 1996.

                             LETTER TO SHAREHOLDERS

January 31, 1997

Dear Shareholder,

  We are pleased to report that the Van Kampen American Capital Municipal Income Fund has continued to generate positive investment performance. As noted in earlier reports, VK/AC Holding Inc., the parent company of Van Kampen American Capital, Inc., was acquired by Morgan Stanley Group Inc., a world leader in asset management and investment banking. The transaction was completed in October, and we are excited about the opportunities it creates for investors. As part of the acquisition, Van Kampen American Capital became the distributor of Morgan Stanley retail funds on January 2, 1997.

ECONOMIC REVIEW

  The U.S. economy experienced moderate growth and low inflation during the reporting period. At the beginning of 1996, economists were concerned that the slower economic pace of late 1995 might continue, possibly leading to a recession by year end. That assumption soon came into question, however, when non-farm payrolls increased by a stunning 705,000 in February, the biggest one-month jump in 13 years. Then, a larger-than-expected 4.7 percent rate in real GDP (the nation's gross domestic product, adjusted for inflation) during the second quarter confirmed that the economy was back in a strong-growth mode. By summer, the earlier talk of recession and rate cuts had changed to concerns about economic overheating and the possibility of interest rate hikes.

  Despite mounting evidence of inflation, the Federal Reserve held to a stable monetary policy, believing the supply-and-demand imbalances in the commodity markets were temporary and that burdensome consumer debt load would eventually slow the economy without the need for higher interest rates. Events during the second half of 1996 proved the wisdom of Federal Reserve policy; real GDP growth moderated to 2.0 percent in the third quarter while commodity prices receded. For the year, core producer prices rose by 0.6 percent, the second-lowest annual increase on record. Including the volatile food and energy sectors, however, prices at the retail level rose by 3.3 percent.

MARKET REVIEW

  Shifting expectations and modest returns characterized the fixed-income markets in 1996. The year began with long-term interest rates near their lowest level since the 1960s, reflecting the view that the American economy was weakening and that a series of rate cuts by the Fed would be forthcoming. But the Fed's quarter-percentage point reduction in the federal funds rate on January 31 would be the only monetary easing during 1996, and long-term rates soon began rising amid signs of a tightening labor market and stronger-than-expected economic growth. Fears that the Fed would reverse course and raise short-term rates became widespread after the economy experienced strong growth in the second quarter. By July, the yield on the Treasury's benchmark 30-year bond had reached 7.2 percent, up from 5.95 percent at the beginning of the year.

  The last half of 1996 was spent recovering about half of the ground lost over the first six months. Economic growth moderated, commodity prices declined, and inflation remained tame. As the Fed held short-term rates steady, long-term Treasury yields gradually fell back to 6.64 percent by year end.

  Compared to 1995, when most sectors of the fixed-income market generated double-digit gains, 1996 was a year of generally lackluster performance. Tax-exempt bonds outperformed most sectors of the taxable market, with the Lehman Brothers Municipal Bond Index returning 4.43 percent for the 12-month period ended December 31, 1996, versus 1.56 percent for long-term AA-rated corporate bonds and a 0.81 percent loss for long-term Treasuries. Within the various industry sectors, hospitals and transportation were the top performers for the year, returning 5.56 percent and 5.05 percent, respectively. The tax-exempt market was aided by the economic recovery in California (California is the largest issuer of tax-exempt securities, accounting for approximately 14 percent of national volume), and the failure of major tax reform to gain widespread political support.

MARKET OUTLOOK

  We expect interest rates during 1997 to repeat last years moderate up and down pattern. Stronger-than-expected U.S. economic growth and faint rumblings of inflationary pressures over the first half of the year could prompt a series of modest credit tightenings by the Fed. We anticipate that by the fourth quarter the economy will moderate enough to discourage any lingering concerns about inflation and allow interest rates to decline across the maturity spectrum.

  One of the political issues that worried tax-exempt investors in recent years has been put to rest. Proposals for a flat tax or the removal of the federal tax exemption from municipal-bond interest is postponed for the foreseeable future. We also anticipate that the trend toward increased use of insurance in the municipal market should continue. The possibility that revenue districts plagued by disastrous weather, or cities, such as Miami, Florida, which are experiencing financial difficulties, could default, underscores the importance of professional portfolio management and diversification in the tax-exempt market.

  While domestic economic fundamentals may keep fixed-income prices relatively stable, the risks of external shocks to the market is growing. We cannot look at the U.S. economy in isolation. If global economies catch fire in 1997 and impact the U.S. government market, this impact could very well have an effect on tax-exempt rates.

  Additional details about your Fund, including a question and answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

Don G. Powell                       Dennis J. McDonnell
Chairman                            President
Van Kampen American Capital         Van Kampen American Capital
Investment Advisory Corp.           Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1996
               VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME FUND

                                    A SHARES    B SHARES    C SHARES
                                    --------    --------    --------
Total Returns
  One-year total return based on
    NAV(1)......................       4.07%       3.29%       3.16%
  One-year total return(2)......       (.91%)      (.64%)      2.18%
  Five-year average annual total
    return(2)...................       5.72%         N/A         N/A
  Life-of-Fund average annual
    total return(2).............       7.00%       4.98%       3.78%
  Commencement date.............    08/01/90    08/24/92    08/13/93
Distribution Rates and Yield
  Distribution rate(3)..........       5.50%       5.03%       5.04%
  Taxable-equivalent
    distribution rate(4)........       8.59%       7.86%       7.88%
  SEC Yield(5)..................       4.86%       4.34%       4.34%

---------------
N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable-equivalent calculations reflect a federal income tax rate of 36%.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 30, 1996.

A portion of the interest income may be subject to the federal alternative minimum tax (AMT).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                              PORTFOLIO HIGHLIGHTS

               VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME FUND

TOP TEN STATES AS OF DECEMBER 31, 1996

                        PERCENTAGE OF FUND'S
                       LONG-TERM INVESTMENTS
       New York.............  14.9%
       Illinois.............  9.5%
       California...........  6.8%
       Florida..............  6.5%
       Texas................  6.0%
       Colorado.............  5.5%
       Alabama..............  3.4%
       Pennsylvania.........  3.1%
       Michigan.............  2.9%
       Utah.................  2.8%

CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

[PIE CHART]
                                                                   [PIE CHART]

Based on credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

TOP FIVE PORTFOLIO HOLDINGS BY SECTOR AS A PERCENTAGE OF LONG-TERM INVESTMENTS

  AS OF DECEMBER 31, 1996
Health Care................  17.9%
Industrial Revenue.........  12.5%
General Purpose............  10.7%
Single Family Housing......   9.9%
Tax District...............   5.9%

  AS OF JUNE 30, 1996(1)
Health Care................  21.3%
Industrial Revenue.........  14.8%
General Purpose............   7.7%
Single Family Housing......   7.2%
Tax District...............   6.1%

DURATION

                              As of December 31, 1996(1)    As of June 30, 1996(1)
Duration..................             7.80 years                  8.01 years

(1) Unaudited.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

        - Illustrate the general market environment in which your investments are being managed

        - Reflect the impact of favorable market trends or difficult market conditions

        - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Van Kampen American Capital Municipal Income Fund vs. Lehman Brothers Municipal Bond Index (August 1, 1990 through December 31, 1996)

                          investment performance chart

  The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

  While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW

               VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME FUND

  We recently spoke with the management team of the Van Kampen American Capital Municipal Income Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. The team includes David C. Johnson, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended December 31, 1996.

 Q       WHAT ECONOMIC FACTORS INFLUENCED THE FUND'S PERFORMANCE IN
         1996?
         1996 ushered in a favorable environment for the bond market.
 A However, bond prices fell early in the year due to fears that strong economic growth would trigger higher inflation and cause the Federal Reserve Board to raise interest rates. Bond prices fell even further when inflationary fears were reignited after second-quarter GDP growth (real gross domestic product, adjusted for inflation) increased to 4.7 percent.
When the Fed ultimately decided to take no action, bond prices began to rally in May and continued through the end of the year.

  During 1996, municipal bonds outperformed the U.S. Treasury market. While prices in both markets ended 1996 slightly lower than year-end 1995, municipal securities dropped less in price than comparable U.S. Treasury securities. For example, at the end of the year, 30-year tax-exempt yields averaged slightly less than 90 percent of taxable yields. Municipal bonds continue to represent good value in this range on an after-tax basis.

 Q       WHAT OTHER FACTORS AFFECTED THE FUND?
         Election-year politics played a major role. In the first
 A quarter, the biggest issue facing the municipal bond market was Steve Forbes' presidential campaign and his platform of a flat federal income tax, which would have eliminated the tax-preferred advantage of municipal bonds. By late spring, the flat tax proposal was losing steam, and tax-exempt prices joined the early stages of a fairly strong rally.

  The results of the presidential election were positive for the municipal market. Major tax reform seems unlikely under the Clinton administration, and any negative changes in federal legislation for infrastructure programs are expected be minor at best.
  The 1996 trend that probably had the most impact on the Fund was the rising number of insured issues that came to the market. AAA-rated insured issuance has grown steadily from 1989's level of 25 percent to nearly 50 percent in 1996. In large part, this is due to an increasing appetite for safety from investors concerned about

                                                Please see footnotes on page A-4
municipalities with financial difficulties, such as Los Angeles County, California and Miami, Florida. Also, drastic cuts in insurance costs over the past three years have made yields on insured offerings much more attractive when compared to those on lower-rated securities.

 Q       WHAT ACTIONS DID YOU TAKE IN RESPONSE TO THESE EVENTS?
         The Fund's investment objective is to provide investors with
 A a high level of current income exempt from federal income taxes, consistent with the preservation of capital. We continued to seek to accomplish this objective by employing the following strategies.

  In terms of credit quality, approximately 39 percent of assets were AAA-rated, the highest credit rating assigned to bonds by the Standard & Poor's Ratings Group. These bonds tend to involve little credit risk, are highly liquid, and typically respond quickly to interest rate changes. Approximately 41 percent of assets are rated BBB or below or non-rated. While the high-quality holdings provide safety of principal and total return opportunities, the lower-rated and non-rated bonds provide income potential and tend to exhibit lower price volatility as interest rates change. The combination of high-quality and lower-rated holdings helps balance the portfolio's volatility to interest rate movements. To establish and monitor the lower-rated exposure, we rely heavily on our credit research staff to identify relative value and specific securities which meet our internal credit standards.
  We had plenty of investment options in 1996. The supply of new bonds issued during the year totaled $183.5 billion, which was slightly higher than expected. We focused much of our attention on health-care, industrial revenue, and general purpose bonds as core holdings during the year, as these sectors tend to provide some of the most attractive yields in the tax-exempt markets. Health care, which is beginning to reap the rewards of managed care and consolidations, was the best-performing sector last year.
  We seek to manage the volatility of the Fund by adjusting the duration of the portfolio when necessary. Duration, which is expressed in years, is a measurement of the bond's price sensitivity to interest rates. The shorter the duration of a portfolio, the less sensitive it is to interest rate changes. At year end, the duration of the Fund stood at 7.80 years, a relatively neutral level when compared to the Lehman Brothers Municipal Bond Index duration of 7.64 years.
  We also found value in the intermediate range of the yield curve. Because we did not feel that long-term securities offered enough yield advantage to justify the higher levels of volatility, we concentrated on municipal bonds that matured in 10 to 20 years, with a special emphasis on the 15- to 18-year range. The yield on securities in this maturity range was almost 90 percent of long term yields, with

                                                Please see footnotes on page A-4
about two-thirds of the volatility. For additional Fund portfolio highlights, please refer to page four.


 Q       HOW DID THE FUND PERFORM IN 1996?

 A For the 12-month period ended December 31, 1996, the Fund generated a total return of 4.07 percent(1) (Class A shares at net asset value), placing it in the top half of the General Municipal Debt category as tracked by Lipper Analytical Services. By comparison, the market in general, as represented by the Lehman Brothers Municipal Bond Index, returned
4.43 percent for the same period. Please keep in mind that this index is a broad-based, unmanaged index of municipal bonds and does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents.
  The Fund also continued to meet its goal of providing a competitive level of tax-exempt current income in 1996. The Fund's distribution rate was 5.50 percent(3) as of December 31, 1996 based upon a monthly dividend of $.0735 per Class A share and a maximum public offering price of $16.03. For investors in the 36 percent federal income tax bracket, the Fund's distribution rate was equivalent to a taxable investment earning 8.59 percent(4). Please refer to the chart on page three for additional Fund performance results.


 Q       WHAT IS YOUR OUTLOOK FOR THE FUND IN THE UPCOMING MONTHS?

 A The economy continued its moderate growth in late 1996, and most forecasters expect this trend to continue through the first several months of
1997. As a result, we believe it is more likely that interest rates will rise rather than decline, although we do not expect to see a drastic move in either direction. We are, however, taking a slightly defensive posture with the Fund as we enter the new year by shortening its duration to brace for any increases in interest rates.
We may also begin to look for bonds with shorter maturities if economic growth is especially strong and inflation becomes a factor.
  The bond market should find continued support from the results of the November national elections. The combination of a Democratic president and a Republican Congress should help restrain potential spending increases and tax cuts, thereby keeping the budget deficit under control. This split government should also help minimize changes of major tax reform, which would likely affect investment markets, including municipal bonds. The stock market could also influence the performance of bonds this year. If stocks suffer a protracted setback, the demand for bonds, including municipal securities, could increase, having a positive effect on the fixed-income market.

                                                Please see footnotes on page A-4

  We will closely monitor any new developments in the financial markets and in Washington in order to evaluate their potential impact on the Fund. Thank you for your continued confidence in your investment with Van Kampen American Capital.

Peter W. Hegel                            David C. Johnson
Executive Vice President                  Portfolio Manager
Fixed Income Investments

                                                Please see footnotes on page A-4

  Management's Discussion of the New Jersey Fund's Performance as of the Annual Report dated December 31, 1996.

                             LETTER TO SHAREHOLDERS

January 31, 1997

Dear Shareholder,

  We are pleased to report that the Van Kampen American Capital New Jersey Tax Free Income Fund has continued to generate positive investment performance. As noted in earlier reports, VK/AC Holding Inc., the parent company of Van Kampen American Capital, Inc., was acquired by Morgan Stanley Group Inc., a world leader in asset management and investment banking. The transaction was completed in October, and we are excited about the opportunities it creates for investors. As part of the acquisition, Van Kampen American Capital became the distributor of Morgan Stanley retail funds on January 2, 1997.

ECONOMIC REVIEW

  The U.S. economy experienced moderate growth and low inflation during the reporting period. At the beginning of 1996, economists were concerned that the slower economic pace of late 1995 might continue, possibly leading to a recession by year end. That assumption soon came into question, however, when non-farm payrolls increased by a stunning 705,000 in February, the biggest one-month jump in 13 years. Then, a larger-than-expected 4.7 percent rate in real GDP (the nation's gross domestic product, adjusted for inflation) during the second quarter confirmed that the economy was back in a strong-growth mode. By summer, the earlier talk of recession and rate cuts had changed to concerns about economic overheating and the possibility of interest rate hikes.

  Despite mounting evidence of inflation, the Federal Reserve held to a stable monetary policy, believing the supply-and-demand imbalances in the commodity markets were temporary and that burdensome consumer debt load would eventually slow the economy without the need for higher interest rates. Events during the second half of 1996 proved the wisdom of Federal Reserve policy; real GDP growth moderated to 2.0 percent in the third quarter while commodity prices receded. For the year, core producer prices rose by 0.6 percent, the second-lowest annual increase on record. Including the volatile food and energy sectors, however, prices at the retail level rose by 3.3 percent.

MARKET REVIEW

  Shifting expectations and modest returns characterized the fixed-income markets in 1996. The year began with long-term interest rates near their lowest level since the 1960s, reflecting the view that the American economy was weakening and that a series of rate cuts by the Fed would be forthcoming. But the Fed's quarter-percentage point reduction in the federal funds rate on January 31 would be the only monetary easing during 1996, and long-term rates soon began rising amid signs of a tightening labor market and stronger-than-expected economic growth. Fears that the Fed would reverse course and raise short-term rates became widespread after the economy experienced strong growth in the second quarter. By July, the yield on the Treasury's benchmark 30-year bond had reached 7.2 percent, up from 5.95 percent at the beginning of the year.

  The last half of 1996 was spent recovering about half of the ground lost over the first six months. Economic growth moderated, commodity prices declined, and inflation remained tame. As the Fed held short-term rates steady, long-term Treasury yields gradually fell back to 6.64 percent by year end.

  Compared to 1995, when most sectors of the fixed-income market generated double-digit gains, 1996 was a year of generally lackluster performance. Tax-exempt bonds outperformed most sectors of the taxable market, with the Lehman Brothers Municipal Bond Index returning 4.43 percent for the 12-month period ended December 31, 1996, versus 1.56 percent for long-term AA-rated corporate bonds and a 0.81 percent loss for long-term Treasuries. Within the various industry sectors, hospitals and transportation were the top performers for the year, returning 5.56 percent and 5.05 percent, respectively. The tax-exempt market was aided by the economic recovery in California (California is the largest issuer of tax-exempt securities, accounting for approximately 14 percent of national volume), and the failure of major tax reform to gain widespread political support.

MARKET OUTLOOK

  We expect interest rates during 1997 to repeat last years moderate up and down pattern. Stronger-than-expected U.S. economic growth and faint rumblings of inflationary pressures over the first half of the year could prompt a series of modest credit tightenings by the Fed. We anticipate that by the fourth quarter the economy will moderate enough to discourage any lingering concerns about inflation and allow interest rates to decline across the maturity spectrum.

  One of the political issues that worried tax-exempt investors in recent years has been put to rest. Proposals for a flat tax or the removal of the federal tax exemption from municipal-bond interest is postponed for the foreseeable future. We also anticipate that the trend toward increased use of insurance in the municipal market should continue. The possibility that revenue districts plagued by disastrous weather, or cities such as Miami, Florida, which are experiencing financial difficulties, could default, underscores the importance of professional portfolio management and diversification in the tax-exempt market.

  While domestic economic fundamentals may keep fixed-income prices relatively stable, the risks of external shocks to the market is growing. We cannot look at the U.S. economy in isolation. If global economies catch fire in 1997 and impact the U.S. government market, this impact could very well have an effect on tax-exempt rates.
  Additional details about your Fund, including a question and answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

Don G. Powell                       Dennis J. McDonnell
Chief Executive Officer             President
Van Kampen American Capital         Van Kampen American Capital
Investment Advisory Corp.           Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1996 VAN KAMPEN AMERICAN CAPITAL NEW JERSEY TAX FREE INCOME FUND

                                    A SHARES    B SHARES    C SHARES
                                    --------    --------    --------
Total Returns
  One-year total return based on
    NAV(1)......................       4.28%       3.52%       3.45%
  One-year total return(2)......      (0.69%)     (0.44%)      2.46%
  Life-of-Fund average annual
    total return(2).............       4.94%       4.93%       6.26%
  Commencement date.............    07/29/94    07/29/94    07/29/94
Distribution Rates and Yield
  Distribution rate(3)..........       4.97%       4.49%       4.49%
  Taxable equivalent
    distribution rate(4)........       8.30%       7.50%       7.50%
  SEC Yield(5)..................       5.04%       4.53%       4.53%

---------------
N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

                              PORTFOLIO HIGHLIGHTS

                          VAN KAMPEN AMERICAN CAPITAL
                        NEW JERSEY TAX FREE INCOME FUND

CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                   PIE CHART


AS OF DECEMBER 31, 1996

AAA....................... 71.0%
AA........................  6.1%
A.........................  5.7%
BBB....................... 13.5%
Non-Rated.................  3.7%


                                   PIE CHART

AS OF JUNE 30, 1996(1)

AAA...................... 74.8%
AA.......................  2.0%
A........................  9.6%
BBB......................  9.6%
Non-Rated................  4.0%


Based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

TOP FIVE PORTFOLIO HOLDINGS BY SECTOR AS A PERCENTAGE OF LONG-TERM INVESTMENTS

  AS OF DECEMBER 31, 1996
Health Care................  23.1%
Public Building............  18.2%
Single Family Housing......  10.5%
General Purpose............  10.4%
Retail Elec/Gas/Telephone..   8.6%

  AS OF JUNE 30, 1996(1)
Health Care................  26.9%
General Purpose............  11.1%
Public Building............  10.4%
Retail
  Elec/Gas/Telephone.......   9.2%
Single Family Housing......   8.1%

DURATION

                              AS OF DECEMBER 31, 1996(1)    AS OF JUNE 30, 1996(1)
Duration                               7.72 years                  8.25 years

(1)Unaudited

PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

        - Illustrate the general market environment in which your investments are being managed

        - Reflect the impact of favorable market trends or difficult market conditions

        - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Van Kampen American Capital New Jersey Tax Free Income Fund vs. Lehman Brothers Municipal Bond Index (July 29, 1994 through December 31, 1996)


                          INVESTMENT PERFORMANCE CHART

                VKAC NEW JERSEY        LEHMAN BROTHERS
                TAX FREE INCOME        MUNICIPAL BOND
                    FUND                   INDEX

Jul 1994          $ 9,525                $ 10,000
Dec 1994            9,354                   9,745.5
Jun 1995           10,025                  10,686.5
Dec 1995           10,782                  11,447.3
Jun 1996           10,694                  11,395.9
Dec 1996           11,243                  11,955


Fund's Total Return
1 Year Avg. Annual = -0.69%
Inception Avg. Annual = 4.94%


  The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

  While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW

          VAN KAMPEN AMERICAN CAPITAL NEW JERSEY TAX FREE INCOME FUND

  We recently spoke with the management team of the Van Kampen American Capital New Jersey Tax Free Income Fund about the key events and economic forces which shaped the markets during the past fiscal year. The team includes Timothy D. Haney, portfolio manager, and Peter W. Hegel, chief investment officer for fixed income. The following excerpts reflect their views on the Fund's performance during the twelve-month period ended December 31, 1996.

 Q       WHAT ECONOMIC FACTORS INFLUENCED THE FUND'S PERFORMANCE IN
         1996?
         1996 ushered in a favorable environment for the bond market.
 A However, bond prices fell early in the year due to fears that strong economic growth would trigger higher inflation and cause the Federal Reserve Board to raise interest rates. Bond prices fell even further when inflationary fears were reignited after second-quarter GDP growth (real gross domestic product, adjusted for inflation) increased to 4.7 percent.
When the Fed ultimately decided to take no action, bond prices began to rally in May and continued through the end of the year.

  During 1996, municipal bonds outperformed the U.S. Treasury market. While prices in both markets ended 1996 slightly lower than year end 1995, municipal securities dropped less in price than comparable U.S. Treasury securities. At year end, insured municipal bond yields averaged 90 percent of Treasuries. Municipal bonds continue to represent good value in this range on an after-tax basis.

         WERE THERE ANY OTHER KEY FACTORS BESIDES THE ECONOMY THAT
 Q       HAD SOME EFFECT ON THIS FUND OVER THE REPORTING PERIOD?
         Election-year politics played a major role. In the first
 A quarter, the biggest issue facing the municipal bond market was Steve Forbes' presidential campaign and his platform of a flat federal income tax, which would have eliminated the tax-preferred advantage of municipal bonds. By late spring, the flat tax proposal was losing steam, and tax-exempt prices rose in the early stages of a fairly strong rally.

  The results of the presidential election were positive for the municipal market. Major tax reform seems unlikely under the Clinton administration. Additionally, any negative changes in federal legislation for infrastructure programs are expected to be minor.
  Another 1996 trend that had an impact on the Fund was the rising number of issues that came to the market insured. Insured issuance has steadily grown from 1989's level of 25 percent to nearly 50 percent of total volume in 1996. This was due, in part, to an increasing appetite for safety from investors concerned about municipalities having current financial difficulties. Also, drastic cuts in insurance costs over recent years have made yields on insured offerings much more attractive when compared to lower-rated securities.

                                               Please see footnotes on page A-15

 Q       HOW DID YOU POSITION THE FUND IN LIGHT OF THESE CONDITIONS?

 A The Fund's objective is to seek to provide a high level of current income exempt from federal and state income taxes, consistent with the preservation of capital. To achieve this goal, we used the following strategies.

  Approximately 71 percent of long-term investments were AAA-rated, the highest credit rating assigned to bonds by Standard & Poor's Ratings Group. These bonds typically involve little credit risk, are highly liquid, and typically respond quickly to interest rate changes. Approximately 17 percent of long-term investments are BBB-rated or non-rated. A combination of high quality and lower-rated holdings helps balance the portfolio's volatility to interest rate movements. While high quality holdings may add a stabilizing component and total return opportunities, lower-rated and non-rated bonds provide income potential and tend to exhibit lower price volatility as interest rates change. We rely on our credit research staff to identify relative value and specific securities that meet our internal credit standards.
  The above-average percentage of insured holdings was a result of supply-and-demand fundamentals. While New Jersey was the eighth largest issuer of municipal securities in 1996, strong demand and scarce supply helped to drive up the value of tax-exempt paper held in the Fund's portfolio. Over half of all New Jersey issuance comes to market insured. The relatively low level of issuance (3 percent of total national volume), and high level of quality issuance, made it challenging to find high-yield securities.
  We focused our attention on health-care related securities, public building and single family housing bonds, as these sectors offer some of the most attractive yields in the tax-exempt markets. Health care, which is beginning to reap the rewards of managed care and consolidations, was the best performing sector last year.
  We seek to manage the volatility of the Fund by adjusting the duration of the portfolio when necessary. Duration, which is expressed in years, is a measurement of the portfolio's price sensitivity to interest rate fluctuations. The shorter the duration of a portfolio, the less sensitive it is to interest rate changes. At year end, the duration of the Fund stood at 7.72 years, as compared to the Lehman Brothers New Jersey Municipal Bond Index duration of 8.28 years.
  We also found value in the intermediate range of the yield curve in 1996. Because we did not feel that long-term securities offered enough yield advantage to justify the higher levels of volatility, we concentrated on municipal bonds that matured in 10 to 20 years, with a special emphasis on the 15- to 18-year range. The yield on securities in this maturity range was almost 90 percent of long term yields, with about two-thirds of the volatility.

 Q       HOW DID THE FUND PERFORM IN 1996?

 A For the 12-month period ended December 31, 1996, the Fund achieved a total return of 4.28 percent(1) (Class A shares at net asset value), which put it in the top half of the New Jersey Municipal Debt category as tracked by Lipper Analytical Services.

                                               Please see footnotes on page A-15

  The Fund also continued to meet its goal of providing a competitive level of tax-exempt current income in 1996. Its Class A share distribution rate was 4.97 percent(3) as of December 31, 1996, based on a monthly dividend of $.0645 per share and a maximum public offering price of $15.58. For investors in the 40.1 percent combined state and federal income tax bracket, the Fund's distribution rate was equivalent to a taxable investment earning 8.30 percent(4).

 Q       WHAT IS YOUR OUTLOOK FOR THE FUND AND THE NEW JERSEY
         MUNICIPAL BOND MARKET IN THE UPCOMING MONTHS?

 A New Jersey's strong credit profile reflects solid fiscal management, a diversified economy, and consistent, albeit modest, growth. As such, we expect the value of bonds held in the Fund, as well as offerings in the market, to remain at prices which are higher than comparable national offerings.

  The national economy continued its moderate growth in late 1996, and most forecasters expect this trend to continue through the first several months of 1997. As a result, we believe it is more likely that interest rates will rise rather than decline, although we do not expect to see a drastic move in either direction. We are, however, taking a slightly defensive posture with the Fund as we enter the new year by keeping its duration at a neutral or slightly short level to brace for any increases in interest rates. We may also begin to look for bonds with shorter maturities if economic growth is especially strong and inflation becomes a factor.
  The bond market should find continued support from the results of the November national elections. The combination of a Democratic president and a Republican Congress should help restrain potential spending increases and tax cuts, and therefore keep the budget deficit under control. This split government should also help minimize changes of major tax reform, which would likely affect investment markets, including municipal bonds. The stock market could also influence the performance of bonds this year. If stocks suffer a protracted setback, the demand for bonds, including municipal securities, could increase, having a positive effect on the fixed-income market.

Peter W. Hegel
Chief Investment Officer
Fixed Income Investments

Timothy D. Haney
Portfolio Manager

                                               Please see footnotes on page A-15

FUND SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE FUND'S TOLL-FREE
NUMBER--(800) 421-5666.

DEALERS--FOR INFORMATION
WITH RESPECT TO THE
REORGANIZATION CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666.

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL (800) 772-8889.

FOR AUTOMATED TELEPHONE
SERVICES DIAL (800) 421-5684.
VAN KAMPEN AMERICAN CAPITAL
MUNICIPAL INCOME FUND
One Parkview Plaza
Oakbrook Terrace, IL 60181

Investment Adviser of the Municipal Fund
VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Distributor of the Municipal Fund
VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Transfer Agent of the Municipal Fund
ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256
Attn: Van Kampen American Capital
     Municipal Income Fund

Custodian of the Municipal Fund
STATE STREET BANK AND
TRUST COMPANY
225 Franklin Street, P.O. Box 1713
Boston, MA 02105-1713
Attn: Van Kampen American Capital
     Municipal Income Fund

Legal Counsel of the Municipal Fund
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors of the Municipal Fund
KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, IL 60601

                           PROSPECTUS/PROXY STATEMENT

               VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME FUND
            RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF

                          VAN KAMPEN AMERICAN CAPITAL
                        NEW JERSEY TAX FREE INCOME FUND


                                NOVEMBER 4, 1997

 ------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                                        PAGE
                                                                        ----
PROPOSAL 1: THE PROPOSED REORGANIZATION.............................       3
A.      SUMMARY.....................................................       3
          The Reorganization........................................       3
          Reasons for the Proposed Reorganization...................       4
          Comparison of the Municipal Fund and the New Jersey
          Fund......................................................       6
B.      RISK FACTORS................................................      16
          Similarity of Risks.......................................      16
          Differences in Risks......................................      17
C.      THE PROPOSED REORGANIZATION.................................      18
          Terms of the Agreement....................................      18
          Description of Securities to be Issued....................      20
          Continuation of Shareholder Accounts and Plans; Share
          Certificates..............................................      21
          Federal Income Tax Consequences...........................      21
          Expenses..................................................      23
          Ratification of Investment Objective, Investment Policies
            and Restrictions of the Municipal Fund..................      23
          Legal Matters.............................................      23
D.      RECOMMENDATION OF THE BOARD.................................      24
OTHER INFORMATION...................................................      24
A.      SHAREHOLDERS OF THE MUNICIPAL FUND AND THE NEW JERSEY
          FUND......................................................      24
B.      SHAREHOLDER PROPOSALS.......................................      25
VOTING INFORMATION AND REQUIREMENTS.................................      25
EXHIBIT A: MANAGEMENT'S DISCUSSION OF MUNICIPAL FUND AND NEW JERSEY
  FUND PERFORMANCE..................................................     A-1


 ------------------------------------------------------------------------------

              -- A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH --

                          VAN KAMPEN AMERICAN CAPITAL
 ------------------------------------------------------------------------------

                          VAN KAMPEN AMERICAN CAPITAL

                 SUPPLEMENT TO PROSPECTUS DATED AUGUST 4, 1997

       Prospectus dated September 28, 1996, as previously supplemented on
             September 28, 1996, November 1, 1996, January 2, 1997,
                      February 11, 1997 and April 1, 1997
                VKAC Global Equity Fund
                VKAC Global Government Securities Fund

        Prospectus dated October 28, 1996, as previously supplemented on
                         November 1, 1996, January 2, 1997, January 21, 1997 and
                               February 11, 1997
                VKAC Pace Fund

  Prospectus dated October 28, 1996, as previously supplemented on November 1,
                  1996, January 2, 1997 and February 11, 1997
                VKAC Aggressive Growth Fund
                VKAC High Yield Fund
                VKAC Great American Companies Fund
                VKAC Prospector Fund
                VKAC Short-Term Global Income Fund
                VKAC Strategic Income Fund
                VKAC Utility Fund
                VKAC Value Fund

  Prospectus dated October 28, 1996, as previously supplemented on January 15,
                           1997 and February 11, 1997
                VKAC Growth Fund

 Prospectus dated December 29, 1996, as previously supplemented on February 11,
                                      1997
                VKAC Corporate Bond Fund
                VKAC Emerging Growth Fund
                VKAC High Income Corporate Bond Fund

        Prospectus dated January 28, 1997, as previously supplemented on
                               February 11, 1997
             VKAC U.S. Government Trust for Income Fund

                        Prospectus dated March 28, 1997
             VKAC Growth and Income Fund
             VKAC High Yield Municipal Fund

                        Prospectus dated April 30, 1997
             VKAC California Insured Tax Free Fund
             VKAC Comstock Fund
             VKAC Enterprise Fund
             VKAC Equity Income Fund
             VKAC Florida Insured Tax Free Income Fund
             VKAC Government Securities Fund
             VKAC Harbor Fund
             VKAC Insured Tax Free Income Fund
             VKAC Intermediate Term Municipal Income Fund
             VKAC Limited Maturity Government Fund
             VKAC Municipal Income Fund
             VKAC New Jersey Tax Free Income Fund
             VKAC New York Tax Free Income Fund
             VKAC Pennsylvania Tax Free Income Fund
             VKAC Real Estate Securities Fund
             VKAC Tax Free High Income Fund

         Prospectus dated April 30, 1997, as previously supplemented on
                                 April 30, 1997
             VKAC Global Managed Assets Fund

Pursuant to the Fund's Prospectus, the Fund's Class A shares may be purchased at net asset value under certain defined circumstances by certain classes or groups of investors. In order to qualify, such investors must provide assurance that the purchase is made only for investment purposes and that the shares will not be resold except through redemption by the Fund. As of August 4, 1997, item number seven, under the Section "Purchase of Shares -- Class A Shares -- Other Purchase Programs" shall be omitted from the list of NAV Purchase Options and the remaining items shall be renumbered accordingly. As stated in the Fund's Prospectus, the Fund reserves the right to amend or terminate the terms of offering shares of the Fund at net asset value at any time.

------------------------------------------------------------------------------
                          VAN KAMPEN AMERICAN CAPITAL
                             MUNICIPAL INCOME FUND
------------------------------------------------------------------------------

    Van Kampen American Capital Municipal Income Fund (the "Fund") is a separate diversified mutual fund, organized as a series of Van Kampen American Capital Tax Free Trust. The Fund's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in a diversified portfolio of tax-exempt municipal securities rated investment grade at the time of investment. Investment grade securities are securities rated BBB or higher by Standard & Poor's Ratings Group ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). Up to 20% of the Fund's total assets may consist of tax-exempt municipal securities rated below investment grade (but not rated lower than B- by S&P or B3 by Moody's) and unrated tax-exempt municipal securities believed by the Fund's investment adviser to be of comparable quality, which involve special risk considerations. Municipal securities in which the Fund may invest include conventional fixed-rate municipal securities, variable rate municipal securities and other types of municipal securities described herein. See "Municipal Securities." The Fund may invest a substantial portion of its assets in municipal securities that pay interest that is subject to the alternative minimum tax. There is no assurance that the Fund will achieve its investment objective.

    The investment adviser for the Fund is Van Kampen American Capital Investment Advisory Corp. This Prospectus sets forth the information about the Fund that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, and its telephone number is (800) 421-5666.
                               ------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                               ------------------
    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

    A Statement of Additional Information, dated April 30, 1997, containing additional information about the Fund has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety into this Prospectus. A copy of the Fund's Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunications Device for the Deaf at (800) 421-2833. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related Fund materials at the SEC's internet web site (http.//www.sec.gov).
                               ------------------
                         VAN KAMPEN AMERICAN CAPITALSM
                               ------------------
                    THIS PROSPECTUS IS DATED APRIL 30, 1997.

------------------------------------------------------------------------------
                               TABLE OF CONTENTS
------------------------------------------------------------------------------

                                                                PAGE
                                                                ----
Prospectus Summary..........................................      3
Shareholder Transaction Expenses............................      6
Annual Fund Operating Expenses and Example..................      7
Financial Highlights........................................      9
The Fund....................................................     11
Investment Objective and Policies...........................     11
Municipal Securities........................................     12
Investment Practices........................................     15
Special Considerations Regarding the Fund...................     19
Investment Advisory Services................................     20
Alternative Sales Arrangements..............................     22
Purchase of Shares..........................................     24
Shareholder Services........................................     34
Redemption of Shares........................................     38
Distribution and Service Plans..............................     41
Distributions from the Fund.................................     43
Tax Status..................................................     44
Fund Performance............................................     49
Description of Shares of the Fund...........................     50
Additional Information......................................     51

  NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
------------------------------------------------------------------------------

THE FUND. Van Kampen American Capital Municipal Income Fund (the "Fund") is a separate diversified series of Van Kampen American Capital Tax Free Trust (the "Trust"), an open-end management investment company organized as a Delaware business trust. See "The Fund."

MINIMUM PURCHASE. $500 minimum initial investment for each class of shares and $25 minimum subsequent investment for each class of shares (or less as described under "Purchase of Shares").

INVESTMENT OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

INVESTMENT POLICY. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in a diversified portfolio of tax-exempt municipal securities rated investment grade at the time of investment. Investment grade securities are securities rated BBB or higher by Standard & Poor's Ratings Group ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") in the case of long-term obligations, and have equivalent ratings in the case of short-term obligations. Up to 20% of the Fund's total assets may be invested in tax-exempt municipal securities rated, at the time of investment, between BB and B-(inclusive) by S&P or between Ba and B3 (inclusive) by Moody's (or equivalently rated short-term obligations) and unrated tax-exempt municipal securities that the Fund's investment adviser believes are of comparable quality. See "Special Considerations Regarding the Fund."

  Municipal securities in which the Fund may invest include fixed and variable rate securities, municipal notes, municipal leases, tax exempt commercial paper, custodial receipts, participation certificates and derivative municipal securities the terms of which include elements of, or are similar in effect to, certain Strategic Transactions (as defined herein) in which the Fund may engage. The Fund may invest up to 15% of its total assets in derivative variable rate securities such as inverse floaters, whose rates vary inversely with changes in market rates of interest or range or capped floaters, whose rates are subject to periodic of lifetime caps. There is no assurance that the Fund will achieve its investment objective. Debt securities rated below investment grade are commonly referred to as "junk bonds." The net asset value per share of the Fund may increase or decrease depending on changes in interest rates and other factors affecting the municipal credit markets. See "Investment Objective and Policies."

INVESTMENT PRACTICES. The Fund also may use various investment techniques including engaging in risk management transactions and entering into when-issued or delayed delivery transactions and various strategic transactions. Such transactions entail certain risks. See "Municipal Securities" and "Investment Practices." The Fund may invest a substantial portion of its assets in municipal securities that pay interest that is subject to the federal alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in the Fund. See "Tax Status."

INVESTMENT RESULTS. The investment results of the Fund are shown in the table of "Financial Highlights."

ALTERNATIVE SALES ARRANGEMENTS. The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares that is more beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Investors should consider such factors together with the amount of sales charges and accumulated distribution and service fees with respect to each class of shares that may be incurred over the anticipated duration of their investment in the Fund. To assist investors in making this determination, the table under the caption "Annual Fund Operating Expenses and Example" sets forth examples of the charges applicable to each class of shares.

  The Fund offers three classes of its shares which may be purchased at a price equal to their net asset value per share plus sales charges which, at the election of the investor, may be imposed either (i) at the time of purchase ("Class A Shares") or (ii) on a contingent deferred basis (Class A Share accounts over $1 million, "Class B Shares," and "Class C Shares"). Class A Share accounts over $1 million or otherwise subject to a contingent deferred sales charge ("CDSC"), Class B Shares, and Class C Shares sometimes are referred to herein collectively as "CDSC Shares."

  Class A Shares. Class A Shares are subject to an initial sales charge equal to 4.75% of the public offering price (4.99% of the net amount invested), reduced on investments of $100,000 or more. Class A Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets attributable to the Class A Shares. Certain purchases of Class A Shares qualify for reduced or no initial sales charges and may be subject to a CDSC.

  Class B Shares. Class B Shares do not incur a sales charge when they are purchased, but are subject to a sales charge if redeemed within six years of purchase. Class B Shares are subject to a CDSC equal to 4.00% of the lesser of the then current net asset value or the original purchase price on Class B Shares redeemed during the first year after purchase, which charge is reduced each year thereafter. Class B Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 1.00% of the Fund's average daily net assets attributable to the Class B Shares. Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the investor's order to purchase was accepted, in the circumstances and subject to the qualifications described in this Prospectus.

  Class C Shares. Class C Shares do not incur a sales charge when they are purchased, but are subject to a sales charge if redeemed within the first year after purchase. Class C Shares are subject to a CDSC equal to 1.00% of the lesser of the then current net asset value or the original purchase price on Class C Shares redeemed within the first year after purchase. Class C Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class C Shares.

REDEMPTION. Class A Shares may be redeemed at net asset value, without charge, subject to conditions set forth herein. CDSC Shares may be redeemed at net asset value less a deferred sales charge which will vary among each class of CDSC Shares and with the length of time a redeeming shareholder has owned such shares. CDSC Shares redeemed after the expiration of the CDSC period applicable to the respective class of CDSC Shares will not be subject to a deferred sales charge. See "Redemption of Shares."

INVESTMENT ADVISER. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser.

DISTRIBUTOR. Van Kampen American Capital Distributors, Inc. (the "Distributor") distributes the Fund's shares.

DISTRIBUTIONS FROM THE FUND. Distributions from net investment income are declared daily and paid monthly; net realized capital gains, if any, are distributed annually. Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount except that the different distribution and service fees and administrative expenses relating to each class of shares will be borne exclusively by the respective class of shares. See "Distributions from the Fund."

  The foregoing is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------

                                CLASS A         CLASS B         CLASS C
                                SHARES           SHARES          SHARES
                                -------         -------         -------
Maximum sales charge imposed
  on purchases (as a
  percentage of the offering
  price)....................    4.75%(1)          None            None
Maximum sales charge imposed
  on reinvested dividends
  (as a percentage of the
  offering price)...........     None           None(3)         None(3)
Deferred sales charge (as a
  percentage of the lesser
  of the original purchase
  price or redemption
  proceeds).................    None(2)           Year            Year
                                                1--4.00%        1--1.00%
                                                  Year        After--None
                                                2--3.75%
                                                  Year
                                                3--3.50%
                                                  Year
                                                4--2.50%
                                                  Year
                                                5--1.50%
                                                  Year
                                                6--1.00%
                                              After--None
Redemption fees (as a
  percentage of amount
  redeemed).................     None             None            None
Exchange fees...............     None             None            None

------------------------------------------------------------------------------
(1) Reduced on investments of $100,000 or more. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to a sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on redemptions made within one year of the purchase. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class A Share Purchases of $1 Million or More."

(3) CDSC Shares received as reinvested dividends are subject to a 12b-1 fee, a portion of which may indirectly pay for the initial sales commission incurred on behalf of the investor. See "Distribution and Service Plans."

------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
------------------------------------------------------------------------------

                                             CLASS A       CLASS B       CLASS C
                                             SHARES        SHARES        SHARES
                                             -------       -------       -------
Management Fees (as a percentage of
  average daily net assets)..............     0.47%         0.47%         0.47%
12b-1 Fees (as a percentage of average
  daily net assets)(1)...................     0.25%         1.00%         1.00%
Other Expenses (as a percentage of
  average daily net assets)..............     0.22%         0.23%         0.23%
Total Expenses (as a percentage of
  average daily net assets)..............     0.94%         1.70%         1.70%

------------------------------------------------------------------------------

(1) Includes a service fee of up to 0.25% (as a percentage of net asset value) paid by the Fund as compensation for ongoing services rendered to investors. With respect to each class of shares, amounts in excess of 0.25%, if any, represent an asset based sales charge. The asset based sales charge with respect to Class C Shares includes 0.75% (as a percentage of net asset value) paid to investors' broker-dealers as sales compensation.

EXAMPLE:

                                               ONE    THREE   FIVE     TEN
                                               YEAR   YEARS   YEARS   YEARS
                                               ----   -----   -----   -----
You would pay the following expenses on a
  $1,000 investment, assuming (i) an
  operating expense ratio of 0.94% for Class
  A Shares, 1.70% for Class B Shares and
  1.70% for Class C Shares, (ii) 5% annual
  return and (iii) redemption at the end of
  each time period:
  Class A Shares............................   $57     $76     $ 97    $157
  Class B Shares............................   $57     $89     $107    $181*
  Class C Shares............................   $27     $54     $ 92    $201
You would pay the following expenses on the
  same $1,000 investment assuming no
  redemption at the end of each period:
  Class A Shares............................   $57     $76     $ 97    $157
  Class B Shares............................   $17     $54     $ 92    $181*
  Class C Shares............................   $17     $54     $ 92    $201

------------------------------------------------------------------------------

* Based on conversion to Class A Shares after eight years.

  The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years. The ten year amount with respect to Class B Shares of the Fund reflects the lower aggregate 12b-1 and service fees applicable to such shares after conversion of Class A Shares. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Redemption of Shares," "Investment Advisory Services" and "Distribution and Service Plans."

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (for a share outstanding throughout the periods)
--------------------------------------------------------------------------------

The following schedule presents financial highlights for one Class A Share, one Class B Share and one Class C Share of the Fund outstanding throughout each of the periods indicated. The financial highlights have been audited by KPMG Peat Marwick LLP, independent certified public accountants, for each of the periods indicated and their report thereon appears in the Fund's related Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the related Statement of Additional Information.

                                                                       CLASS A SHARES
                                   ---------------------------------------------------------------------------------------

                                    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                       1996           1995           1994           1993           1992           1991
                                   ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of the
 Period...........................   $15.549        $14.261        $16.164        $15.310        $15.071        $14.250
 Net Investment Income............      .898           .874           .886           .964          1.041          1.066
 Net Realized and Unrealized
  Gain/Loss on Investments........     (.298)         1.296         (1.907)          .862           .374           .853
                                     -------        -------        -------        -------        -------        -------
Total from Investment
 Operations.......................      .600          2.170         (1.021)         1.826          1.415          1.919
                                     -------        -------        -------        -------        -------        -------
Less:
 Distributions from and in Excess
  of Net Investment Income(2).....      .882           .882           .882           .972          1.044          1.098
 Distributions from and in Excess
  of Net Realized Gains(2)........         0              0           .000           .000           .132           .000
                                     -------        -------        -------        -------        -------        -------
Total Distributions...............      .882           .882           .882           .972          1.176          1.098
                                     -------        -------        -------        -------        -------        -------
Net Asset Value, End of the
 Period...........................   $15.267        $15.549        $14.261        $16.164        $15.310        $15.071
                                     =======        =======        =======        =======        =======        =======
Total Return(1)...................     4.07%         15.61%         (6.37%)        12.20%          9.69%         13.98%
Net Assets at End of Period (in
 millions)........................   $ 792.3        $ 839.7        $ 495.8        $ 597.6        $ 463.6        $ 293.7

                                     CLASS A SHARES                                   CLASS B SHARES
                                    ----------------   ----------------------------------------------------------------------------
                                     AUGUST 1, 1990
                                    (COMMENCEMENT OF                                                               AUGUST 24, 1992
                                       INVESTMENT                                                                  (COMMENCEMENT OF
                                     OPERATIONS) TO     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    DISTRIBUTION) TO
                                      DECEMBER 31,     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     DECEMBER 31,
                                          1990             1996           1995           1994           1993             1992
                                    ----------------   ------------   ------------   ------------   ------------   ----------------
Net Asset Value, Beginning of the
 Period...........................      $14.263          $15.549        $14.261        $16.139        $15.308          $15.481
 Net Investment Income............         .406             .783           .762           .780           .852             .320
 Net Realized and Unrealized
  Gain/Loss on Investments........        (.049)           (.297)         1.294         (1.890)          .845            (.033)
                                          -----          -------        -------        -------        -------            -----
Total from Investment
 Operations.......................         .357             .486          2.056         (1.110)         1.697             .287
                                          -----          -------        -------        -------        -------            -----
Less:
 Distributions from and in Excess
  of Net Investment Income(2).....         .370             .768           .768           .768           .866             .328
 Distributions from and in Excess
  of Net Realized Gains(2)........         .000                0           .000              0           .000             .132
                                          -----          -------        -------        -------        -------            -----
Total Distributions...............         .370             .768           .768           .768           .866             .460
                                          -----          -------        -------        -------        -------            -----
Net Asset Value, End of the
 Period...........................      $14.250          $15.267        $15.549        $14.261        $16.139          $15.308
                                          =====          =======        =======        =======        =======            =====
Total Return(1)...................        2.57%*           3.29%         14.74%         (6.96%)        11.33%            1.90%*
Net Assets at End of Period (in
 millions)........................      $ 146.6          $ 211.0        $ 216.6        $ 158.7        $ 168.2          $  48.4

                                                           CLASS C SHARES
                                    -------------------------------------------------------------

                                                                                 AUGUST 13, 1993
                                                                                 (COMMENCEMENT OF
                                     YEAR ENDED     YEAR ENDED     YEAR ENDED    DISTRIBUTION) TO
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     DECEMBER 31,
                                        1996           1995           1994             1993
                                    ------------   ------------   ------------   ----------------
Net Asset Value, Beginning of the
 Period...........................    $15.545        $14.262        $16.141          $15.990
 Net Investment Income............       .782           .771           .783             .300
 Net Realized and Unrealized
  Gain/Loss on Investments........      (.305)         1.280         (1.894)            .171
                                      -------        -------        -------            -----
Total from Investment
 Operations.......................       .477          2.051         (1.111)            .471
                                      -------        -------        -------            -----
Less:
 Distributions from and in Excess
  of Net Investment Income(2).....       .768           .768           .768             .320
 Distributions from and in Excess
  of Net Realized Gains(2)........          0              0           .000             .000
                                      -------        -------        -------            -----
Total Distributions...............       .768           .768           .768             .320
                                      -------        -------        -------            -----
Net Asset Value, End of the
 Period...........................    $15.254        $15.545        $14.262          $16.141
                                      =======        =======        =======            =====
Total Return(1)...................      3.16%         14.74%         (6.97%)           2.96%*
Net Assets at End of Period (in
 millions)........................    $  12.9        $  11.2        $   3.9          $   4.1

                                                   (Continued on following page)

                   See Financial Statements and Notes Thereto

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- continued (for a share outstanding throughout the periods)
--------------------------------------------------------------------------------

                                                                                      CLASS A SHARES
                                         --------------------------------------------------------------------------------------
                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                             1996           1995           1994           1993           1992           1991
                                         ------------   ------------   ------------   ------------   ------------   ------------
Ratio of Expenses to Average Net Assets
 (annualized)(1)........................     .94%           .99%           .99%           .87%           .86%           .59%
Ratio of Net Investment Income to
 Average Net Assets(1) (annualized).....    5.93%          5.86%          5.93%          6.08%          6.76%          7.29%
Portfolio Turnover......................      73%            61%            75%            82%            92%           106%

                                         CLASS A SHARES
                                         --------------
                                         AUGUST 1, 1990
                                         (COMMENCEMENT
                                         OF INVESTMENT
                                         OPERATIONS) TO
                                          DECEMBER 31,
                                            1990
                                         --------------
Ratio of Expenses to Average Net Assets
 (annualized)(1)........................      .89%
Ratio of Net Investment Income to
 Average Net Assets(1) (annualized).....     7.11%
Portfolio Turnover......................      109%

                                                                         CLASS B SHARES
                                          ----------------------------------------------------------------------------

                                                                                                      AUGUST 24, 1992
                                                                                                       (COMMENCEMENT
                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    OF DISTRIBUTION)
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,
                                              1996           1995           1994           1993             1992
                                          ------------   ------------   ------------   ------------   ----------------
Ratio of Expenses to Average Net Assets
 (annualized)(1)........................     1.70%          1.73%          1.70%          1.65%              1.66%
Ratio of Net Investment Income to
 Average Net Assets(1) (annualized).....     5.17%          5.09%          5.22%          5.19%              5.23%
Portfolio Turnover......................       73%            61%            75%            82%                92%


                                                                 CLASS C SHARES
                                          -------------------------------------------------------------

                                                                                       AUGUST 13, 1993
                                                                                        (COMMENCEMENT
                                           YEAR ENDED     YEAR ENDED     YEAR ENDED    OF DISTRIBUTION)
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,
                                              1996           1995           1994             1993
                                          ------------   ------------   ------------   ----------------
Ratio of Expenses to Average Net Assets
 (annualized)(1)........................     1.70%          1.72%          1.74%              1.85%
Ratio of Net Investment Income to
 Average Net Assets(1) (annualized).....     5.17%          5.24%          5.19%              3.95%
Portfolio Turnover......................       73%            61%            75%                82%

----------------

(1) Total Return does not reflect the effect of sales charges. During the time period noted for Class C Shares, no expenses were assumed by the Adviser. If certain expenses had not been waived or assumed by the Adviser for Class A
    Shares and Class B Shares, total return would have been lower and the ratios would have been as follows:

                                                                                      CLASS A SHARES
                                         --------------------------------------------------------------------------------------
                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                             1996           1995           1994           1993           1992           1991
                                         ------------   ------------   ------------   ------------   ------------   ------------
 Ratio of Expenses to Average Net Assets
  (annualized)..........................     .94%           .99%           .99%           .98%          1.00%          1.07%
 Ratio of Net Investment Income to
  Average Net Assets (annualized).......    5.93%          5.86%          5.93%          5.97%          6.62%          6.81%


                                     CLASS A SHARES                                  CLASS B SHARES
                                     --------------   ----------------------------------------------------------------------------
                                     AUGUST 1, 1990
                                     (COMMENCEMENT                                                              AUGUST 24, 1992
                                     OF INVESTMENT                                                               (COMMENCEMENT
                                     OPERATIONS) TO    YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED   OF DISTRIBUTION)
                                      DECEMBER 31,    DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  TO DECEMBER 31,
                                         1990             1996          1995           1994           1993            1992
                                     --------------   ------------  ------------   ------------   ------------  ----------------
 Ratio of Expenses to Average Net
  Assets (annualized)................    1.19%           1.70%          1.73%          1.20%           1.73%           2.42%
 Ratio of Net Investment Income to
  Average Net Assets (annualized)....    6.81%           5.17%          5.09%          5.22%           5.11%           4.48%

















                                                                 CLASS C SHARES
                                          -------------------------------------------------------------

                                                                                       AUGUST 13, 1993
                                                                                        (COMMENCEMENT
                                           YEAR ENDED     YEAR ENDED     YEAR ENDED    OF DISTRIBUTION)
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,
                                              1996           1995           1994             1993
                                          ------------   ------------   ------------   ----------------
 Ratio of Expenses to Average Net Assets
  (annualized)..........................       --             --             --             --
 Ratio of Net Investment Income to
  Average Net Assets (annualized).......       --             --             --             --

(2) Distributions in excess result from temporary differences inherent in the recognition of interest income and capital gains under generally accepted accounting principles and for federal income tax purposes.

 *  Non-Annualized.

                   See Financial Statements and Notes Thereto

------------------------------------------------------------------------------
THE FUND
------------------------------------------------------------------------------

  Van Kampen American Capital Municipal Income Fund (the "Fund") is a separate diversified series of Van Kampen American Capital Tax Free Trust (the "Trust"), which is an open-end management investment company, commonly known as a "mutual fund," organized as a Delaware business trust. Mutual funds sell their shares to investors and invest the proceeds in a portfolio of securities. A mutual fund allows investors to pool their money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for investors to obtain greater diversification of their investments and to simplify their recordkeeping.

  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser and its affiliates also manage other mutual funds distributed by Van Kampen American Capital Distributors, Inc. (the "Distributor"). To obtain prospectuses and other information on any of these other funds, please call the telephone number on the cover page of the Prospectus.

------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
------------------------------------------------------------------------------

  The investment objective of the Fund is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval. Under normal market conditions, the Fund invests at least 80% of its total assets in tax-exempt municipal securities rated investment grade. The Fund's policy with respect to ratings is not a fundamental policy, and thus may be changed by the Trustees without shareholder approval. See "Municipal Securities." The Fund intends, however, to maintain at all times at least 80% of its total assets in tax-exempt municipal securities rated investment grade or deemed by the investment adviser to be of comparable quality at the time of investment. Investment grade securities are securities rated BBB or higher by Standard & Poor's Ratings Group ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") in the case of long-term obligations, and have equivalent ratings in the case of short-term obligations. According to published guidelines, securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal. Whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. According to published guidelines, securities rated Baa by Moody's are considered by Moody's as medium grade obligations. Such securities are, in the opinion of Moody's, neither highly protected nor poorly secured. Interest payments and principal security appear to Moody's to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. In the opinion of Moody's they lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Up to 20% of the Fund's total assets may be invested in tax-exempt municipal securities rated, at the time of investment, between BB and B- (inclusive) by S&P or between Ba and B3 (inclusive) by Moody's (or equivalently rated short-term obligations) and unrated tax-exempt securities that the Adviser considers to be comparable quality. These securities are below investment grade and are regarded by S&P, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While in the opinion of S&P such securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. These securities are regarded by Moody's as generally lacking characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the securities' contract over any long period of time may, in the opinion of Moody's, be small. Debt securities rated below investment grade are commonly referred to as "junk bonds." For a description of S&P's and Moody's ratings see the Statement of Additional Information. From time to time the Fund temporarily may also invest up to 10% of its assets in tax exempt money market funds. Such instruments will be treated as investments in municipal securities.

  An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund. An investment in the Fund is intended to be a long-term investment and should not be used as a trading vehicle.

------------------------------------------------------------------------------
MUNICIPAL SECURITIES
------------------------------------------------------------------------------

  GENERAL. Tax-exempt municipal securities are debt obligations issued by or on behalf of the governments of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, certain interstate agencies and certain territories of the United States, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities, is exempt from federal income tax. Under normal market conditions, up to 100% but not less than 80%, of the Fund's assets will be invested in municipal securities. The foregoing is a fundamental policy of the Fund and cannot be changed without approval of the shareholders of the Fund.

  The two principal classifications of municipal securities are "general obligation" and "revenue" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

  Within these principal classifications of municipal securities there are a variety of categories of municipal securities, including fixed and variable rate securities, municipal bonds, municipal notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities the terms of which include elements of, or are similar in effect to, certain Strategic Transactions (as defined below) in which the Fund may engage. Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest and include securities whose rates vary inversely with changes in market rates of interest. The Fund will not invest more than 15% of its total assets in derivative municipal securities such as inverse floaters, whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with market rates of interest generally will be larger than comparable changes in the value of such municipal securities generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Some municipal securities may not be backed by the faith, credit and taxing power of the issuer. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets. While markets for such recent innovations progress through stages of development, such markets may be less developed than more fully developed markets for municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Statement of Additional Information.

  The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund will invest primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. Volatility may be greater during periods of general economic uncertainty.

  From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected.

  LOWER GRADE MUNICIPAL SECURITIES. The Fund may invest up to 20% of its total assets in lower grade tax-exempt municipal securities or in unrated municipal securities considered by the Adviser to be of comparable quality. Lower grade municipal securities are rated between BB and B- by S&P or between Ba and B3 by Moody's, in each case inclusive of such rating categories. Higher yields are generally available from municipal securities of such grade. With respect to such 20% of the Fund's total assets, the Fund has not established any limit on the percentage of its portfolio which may be invested in securities in any one rating category.

  Investors should carefully consider the risks of owning shares of an investment company which invests in lower grade municipal securities before making an investment in the Fund. The higher yield on certain securities held by the Fund reflects a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of income and principal. See "Special Considerations Regarding the Fund."

  The Adviser seeks to minimize the risks involved in investing in lower grade municipal securities through diversification and careful investment analysis. To the extent that there is no established retail market for some of the lower grade municipal securities in which the Fund may invest, trading in such securities may be relatively inactive. The Adviser is responsible for determining the net asset value of the Fund, subject to the supervision of the Board of Trustees of the Trust. During periods of reduced market liquidity and in the absence of readily available market quotations for lower grade municipal securities held in the Fund's portfolio, the ability of the Adviser to value the Fund's securities becomes more difficult and the Adviser's use of judgment may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist. See "Special Considerations Regarding the Fund."

  SELECTION OF INVESTMENTS. The Adviser will buy and sell securities for the Fund's portfolio with a view to seeking a high level of current income exempt from federal income tax and will select securities which the Adviser believes entail reasonable credit risk considered in relation to the investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding tax-exempt municipal securities permitted by the investment policies if the Adviser determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to excessive risk. The potential for realization of capital gains resulting from possible changes in interest rates will not be a major consideration. There is no limitation as to the maturity of municipal securities in which the Fund may invest. The Adviser may adjust the average maturity of the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. Other than for tax purposes, frequency of portfolio turnover will generally not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund may have annual portfolio turnover rates in excess of 100%. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses or dealer costs than a lower rate, which expenses and costs must be borne by the Fund and its shareholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains and any distributions resulting from such gains will be taxable. See "Tax Status" in this Prospectus and "Investment Policies and Restrictions" in the Statement of Additional Information.

  DEFENSIVE STRATEGIES. At times conditions in the markets for tax-exempt municipal securities may, in the Adviser's judgment, make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Adviser may use alternative strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund may invest to a substantial degree in high-quality, short-term municipal obligations. If these high-quality, short-term municipal obligations are not available or, in the Adviser's judgment, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable obligations. Such taxable obligations may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the four highest grades by either S&P or Moody's; commercial paper rated in the highest grade by either rating service; certificates of deposit and bankers' acceptances; repurchase agreements with respect to any of the foregoing investments; or any other fixed-income securities that the Adviser considers consistent with such strategy.

------------------------------------------------------------------------------
INVESTMENT PRACTICES
------------------------------------------------------------------------------

  In connection with the investment policies described above, the Fund also may engage in strategic transactions and purchase and sell securities on a "when issued" and "delayed delivery" basis. These investments entail risks. Strategic transactions generally will not be treated as investments in tax-exempt municipal securities for purposes of the Fund's 80% investment policy with respect thereto.

  STRATEGIC TRANSACTIONS. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Fund's Statement of Additional Information.

  Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund. See "Tax Status."

  "WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. The Fund may also purchase and sell municipal securities on a "when issued" and "delayed delivery" basis. No income accrues to the Fund on municipal securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher or lower than yields on the municipal securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.

  OTHER PRACTICES. The Fund has no restrictions on the maturity of municipal bonds in which it may invest. The Fund will seek to invest in municipal bonds of such maturities that, in the judgment of the Fund and the Adviser, will provide a high level of current income consistent with liquidity requirements and market conditions.

  The Fund may borrow amounts up to 5% of its net assets in order to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its net assets to secure such borrowings.

  The Fund generally will not invest more than 25% of its total assets in any industry, nor will the Fund generally invest more than 5% of its assets in the securities of any single issuer. Governmental issuers of municipal securities are not considered part of any "industry." However, municipal securities backed only by the assets and revenues of nongovernmental users may for this purpose be deemed to be issued by such nongovernmental users, and the 25% limitation would apply to such obligations. It is nonetheless possible that the Fund may invest more than 25% of its assets in a broader segment of the municipal securities market, such as revenue obligations of hospitals and other health care facilities, housing agency revenue obligations, or airport revenue obligations if the Adviser determines that the yields available from obligations in a particular segment of the market justified the additional risks associated with a large investment in such segment. Although such obligations could be supported by the credit of governmental users, or by the credit of nongovernmental users engaged in a number of industries, economic, business, political and other developments generally affecting the revenues of such users (for example, proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all municipal securities in such a market segment. The Fund reserves the right to invest more than 25% of its assets in industrial development bonds or in issuers located in the same state, although it has no present intention to invest more than 25% of its assets in issuers located in the same state. If the Fund were to invest more than 25% of its assets in issuers located in the same state, it would be more susceptible to adverse economic, business, or regulatory conditions in that state.

  PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION. The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Fund invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the managers, underwriters and dealers. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of bonds on a stock exchange are effected through brokers who charge a commission for their services.

  The Adviser is responsible for effecting securities transactions of the Fund and will do so in a manner deemed fair and reasonable to shareholders of the Fund and not according to any formula. The Adviser's primary considerations in selecting the manner of executing securities transactions for the Fund will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. However, it is not the policy of the Adviser, absent special circumstances, to pay higher commissions to a firm because it has supplied such services.

  In effecting purchases and sales of the Fund's portfolio securities, the Adviser and the Fund may place orders with and pay brokerage commissions to brokers, including brokers which may be affiliated with the Fund, the Adviser and the Distributor or dealers participating in the offering of the Fund's shares. In addition, in selecting among firms to handle a particular transaction, the Adviser and the Fund may take into account whether the firm has sold or is selling shares of the Fund. See "Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information for more information.

------------------------------------------------------------------------------
SPECIAL CONSIDERATIONS REGARDING THE FUND
------------------------------------------------------------------------------

  In normal circumstances, the Fund may invest up to 20% of its total assets in lower grade tax-exempt municipal securities or in unrated municipal securities considered by the Adviser to be of comparable quality. Lower grade municipal securities are rated between BB and B- by S&P or between Ba and B3 by Moody's, in each case inclusive of such rating categories. Investment in lower grade municipal securities involves special risks as compared with investment in higher grade municipal securities. The market for lower grade municipal securities is considered to be less liquid than the market for investment grade municipal securities which may adversely affect the ability of the Fund to dispose of such securities in a timely manner at a price which reflects the value of such security in the Adviser's judgement. The market price for less liquid securities tends to be more volatile than the market price for more liquid securities. Illiquid securities and the absence of readily available market quotations with respect thereto may make the Adviser's valuation of such securities more difficult, and the Adviser's judgment may play a greater role in the valuation of the Fund's securities. Lower grade municipal securities generally involve greater credit risk than higher grade municipal securities and are more sensitive to adverse economic changes, significant increases in interest rates and individual issuer developments. Because issuers of lower grade municipal securities frequently choose not to seek a rating of their municipal securities, the Fund will rely more heavily on the Adviser's ability to determine the relative investment quality of such securities than if the Fund invested exclusively in higher grade municipal securities. The Fund may, if deemed appropriate by the Adviser, retain a security whose rating has been downgraded below B- by S&P or below B3 by Moody's, or whose rating has been withdrawn. More detailed information concerning the risks associated with instruments in lower grade municipal securities is included in the Fund's Statement of Additional Information.

  The Fund may invest a substantial portion of its assets in municipal securities that pay interest that is subject to the federal alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in the Fund.

  The table below sets forth the percentages of the Fund's assets invested during the fiscal year ended December 31, 1996 in the various Moody's and S&P rating categories and in unrated securities determined by the Adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all municipal securities held by the Fund during the 1996 fiscal year, computed on a monthly basis.

                                                         YEAR ENDED
                                                     DECEMBER 31, 1996
                                     --------------------------------------------------
                                                                UNRATED SECURITIES OF
                                        RATED SECURITIES         COMPARABLE QUALITY
              RATING                   AS A PERCENTAGE OF        AS A PERCENTAGE OF
             CATEGORY                   PORTFOLIO VALUE            PORTFOLIO VALUE
             --------                  ------------------       ---------------------
AAA/Aaa............................          38.20%                      3.01%
AA/Aa..............................           7.83                       0.00
A/A................................          12.40                       0.92
BBB/Baa............................          18.18                       5.41
BB/Ba..............................           1.69                       7.27
B/B................................           0.37                       3.98
CCC/Caa............................           0.05                       0.67
CC/Ca..............................           0.00                       0.00
C/C................................           0.00                       0.00
D..................................           0.00                       0.02
                                            ------                     ------
Percentage of Rated and Unrated
  Securities.......................          78.72%                     21.28%
                                            ======                     ======

  The portfolio composition shown in the table above reflects the allocation of assets by the Fund during periods of relative instability in the market for lower grade securities. The percentage of the Fund's assets invested in securities of various grades may from time to time vary substantially from those set forth above.

------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
------------------------------------------------------------------------------

  THE ADVISER. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the investment adviser for the Fund. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $57 billion under management or supervision. Van Kampen American Capital's more than 40 open-end and

38 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen American Capital Distributors, Inc. (the "Distributor"), the distributor of the Fund and sponsor of the funds mentioned above, is a wholly-owned subsidiary of Van Kampen American Capital.

  Van Kampen American Capital is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is a wholly-owned subsidiary of MSAM Holdings II, Inc. which, in turn, is a wholly-owned subsidiary of Morgan Stanley Group Inc. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financial and investing; and global custody, securities clearance services and securities lending.

  On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, Van Kampen American Capital Investment Advisory Corp. will be an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

  Dean Witter, Discover & Co. is a financial services company with three major businesses; full service brokerage, credit services and asset management.

  ADVISORY AGREEMENT. The business and affairs of the Fund will be managed under the direction of the Board of Trustees of the Trust, of which the Fund is a separate series. Subject to their authority, the Adviser and the respective officers of the Fund will supervise and implement the Fund's investment activities and will be responsible for overall management of the Fund's business affairs. The Fund will pay the Adviser a fee equal to a percentage of the average daily net assets of the Fund as follows:

                AVERAGE DAILY NET ASSETS                     % PER ANNUM
                ------------------------                    -------------
First $500 million......................................    0.50 of 1.00%
Over $500 million.......................................    0.45 of 1.00%

  Under its investment advisory agreement with the Adviser, the Fund has agreed to assume and pay the charges and expenses of the Fund's operation, including the compensation of the Trustees of the Trust (other than those who are affiliated persons, as defined in the Investment Company Act of 1940, as amended (the

"1940 Act"), of the Adviser, the Distributor or Van Kampen American Capital), the charges and expenses of independent accountants, legal counsel, transfer agent (ACCESS Investor Services, Inc. ("ACCESS"), a wholly-owned subsidiary of Van Kampen American Capital), or dividend disbursing agent and the custodian (including fees for safekeeping of securities), costs of calculating net asset value, costs of acquiring and disposing of portfolio securities, interest (if any) on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, reports and notices to shareholders, costs of registering shares of the Fund under the federal securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies. The Adviser reserves the right in its sole discretion from time-to-time to waive all or a portion of its management fee or to reimburse the Fund for all or a portion of its other expenses.

  PERSONAL INVESTING POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.

  PORTFOLIO MANAGEMENT. David C. Johnson, a Senior Vice President of the Adviser has been primarily responsible for the day-to-day management of the Fund's portfolio since August, 1990. Mr. Johnson has been employed by the Adviser since April 1989.
------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
------------------------------------------------------------------------------

  The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares that is more beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive dividends in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider such factors together with the amount of sales charges and accumulated distribution and service fees with respect to each class of shares that may be incurred over the anticipated duration of their investment in the Fund.

  The Fund offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Shares of each class are offered at a price equal to their net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (a) at the time of purchase ("Class A Shares") or
(b) on a contingent deferred basis (Class A Share accounts over $1 million, "Class B Shares" and "Class C Shares"). Class A Share accounts over $1 million or otherwise subject to a contingent deferred sales charge ("CDSC"), Class B Shares and Class C Shares sometimes are referred to herein collectively as "Contingent Deferred Sales Charge Shares" or "CDSC Shares."

  The minimum initial investment with respect to each class of shares is $500. The minimum subsequent investment with respect to each class of shares is $25. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more and not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

  An investor should carefully consider the sales charges applicable to each class of shares and the estimated period of their investment to determine which class of shares is more beneficial for the investor to purchase. For example, investors who would qualify for a significant purchase price discount from the maximum sales charge on Class A Shares may determine that payment of such a reduced front-end sales charge is superior to electing to purchase Class B Shares or Class C Shares, each with no front-end sales charge but subject to a CDSC and a higher aggregate distribution and service fee. However, because initial sales charges are deducted at the time of purchase of Class A Share accounts under $1 million, a purchaser of such Class A Shares would not have all of his or her funds invested initially and, therefore, would initially own fewer shares than if Class B Shares or Class C Shares had been purchased. On the other hand, an investor whose purchase would not qualify for price discounts applicable to Class A Shares and intends to remain invested until after the expiration of the applicable CDSC may wish to defer the sales charge and have all his or her funds initially invested in Class B Shares or Class C Shares. If such an investor anticipates that he or she will redeem such shares prior to the expiration of the CDSC period applicable to Class B Shares, the investor may wish to acquire Class C Shares. Investors must weigh the benefits of deferring the sales charge and having all of their funds invested against the higher aggregate distribution and service fee applicable to Class B Shares and Class C Shares (discussed below).

  Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights, except each class of shares (i) bears those distribution fees, service fees and administrative expenses applicable to the respective class of shares as a result of its sales arrangements, (ii) has exclusive voting rights with respect to those provisions of the Fund's Rule 12b-1 distribution plan which relate only to such class and
(iii) has a different exchange privilege. Generally, a class of shares subject to a higher ongoing distribution and service fee or subject to the conversion feature will have a higher expense ratio and pay lower dividends than a class of shares subject to a lower ongoing distribution and service fee or not subject to the conversion feature. The per share net asset values of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset values of the classes may differ. The net asset value per share of each class of shares of the Fund will be determined as described in this Prospectus under "Purchase of Shares -- Net Asset Value."

  The administrative expenses that may be allocated to a specific class of shares may consist of (i) ACCESS' expenses attributable to a specific class of shares, which expenses typically will be higher with respect to classes of shares subject to the conversion feature; (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class; (iii) Securities and Exchange Commission (the "SEC") registration fees incurred by a class of shares; (iv) the expense of administrative personnel and services as required to support the shareholders of a specific class; (v) Trustees' fees or expense incurred as a result of issues relating to one class of shares; (vi) accounting expenses relating solely to one class of shares; and (vii) any other incremental expenses subsequently identified that should be properly allocated to one or more classes of shares. All such expenses incurred by a class will be borne on a pro rata basis by the outstanding shares of such class. All allocations of administrative expenses to a particular class of shares will be limited to the extent necessary to preserve the Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

------------------------------------------------------------------------------
PURCHASE OF SHARES
------------------------------------------------------------------------------

  The Fund offers three classes of shares for sale to the public on a continuous basis through the Distributor, as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the National Association of Securities Dealers, Inc. ("NASD") acting as securities dealers ("dealers") and through NASD members acting as brokers for investors ("brokers") or eligible non-NASD members acting as agents for investors ("financial intermediaries"). The Fund reserves the right to suspend or terminate the continuous public offering of its shares at any time and without prior notice.

  The Fund's shares are offered at the net asset value per share next computed after an investor places an order to purchase directly with the investor's broker, dealer or financial intermediary or directly with the Distributor plus any applicable sales charge. Sales personnel or brokers, dealers and financial intermediaries distributing the Fund's shares may receive different compensation for selling different classes of shares. It is the responsibility of the investor's broker, dealer or financial intermediary to transmit the order to the Distributor. Because the Fund generally will determine net asset value once each business day as of the close of business, purchase orders placed through an investor's broker, dealer or financial intermediary must be transmitted to the Distributor by such broker, dealer or financial intermediary prior to such time in order for the investor's order to be fulfilled on the basis of the net asset value to be determined that day. Any change in the purchase price due to the failure of the Distributor to receive a purchase order prior to such time must be settled between the investor and the broker, dealer or financial intermediary submitting the order.

  The Distributor may from time to time implement programs under which a broker, dealer or financial intermediary's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any broker, dealer or financial intermediary that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the broker, dealer or financial intermediary at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by it, pay fees to, and sponsor business seminars for, qualifying brokers, dealers or financial intermediaries for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. Such payments to brokers, dealers and financial intermediaries for sales contests, other sales programs and seminars are made by the Distributor out of its own assets and not out of the assets of the Fund. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor pays for shares or the amount that the Fund will receive from such sale.

CLASS A SHARES

  The public offering price of Class A Shares is equal to the net asset value per share plus an initial sales charge which is a variable percentage of the offering price depending upon the amount of the sale. The table below shows total sales charges and dealer concessions reallowed to dealers and agency commissions paid to brokers with respect to sales of Class A Shares. The sales charge is allocated between the investor's broker, dealer or financial intermediary and the Distributor. As indicated previously, at the discretion of the Distributor, the entire sales charge may be reallowed to such broker, dealer or financial intermediary. The staff of the SEC has taken the position that brokers, dealers or financial intermediaries who receive 90% or more of the sales charge may be deemed to be "underwriters" as that term is defined in the Securities Act of 1933, as amended.

SALES CHARGE TABLE

                                                                              DEALER
                                                                            CONCESSION
                                                                            OR AGENCY
                                             TOTAL SALES CHARGE             COMMISSION
                                     ----------------------------------   --------------
        SIZE OF TRANSACTION           PERCENTAGE OF     PERCENTAGE OF     PERCENTAGE OF
         AT OFFERING PRICE           OFFERING PRICE    NET ASSET VALUE    OFFERING PRICE
----------------------------------------------------------------------------------------
Less than $100,000.................       4.75%              4.99%             4.25%
$100,000 but less than $250,000....       3.75               3.90              3.25
$250,000 but less than $500,000....       2.75               2.83              2.25
$500,000 but less than
  $1,000,000.......................       2.00               2.04              1.75
$1,000,000 or more*................      *                 *                  *
----------------------------------------------------------------------------------------

   * No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. A commission will be paid to brokers, dealers or financial intermediaries who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. See "Purchase of Shares -- Deferred Sales Charge Alternatives" for additional information with respect to CDSCs.

QUANTITY DISCOUNTS

  Investors purchasing Class A Shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

  Investors, or their brokers, dealers or financial intermediaries, must notify the Fund whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their broker, dealer or financial intermediary or the Distributor.

  A person eligible for a reduced sales charge includes an individual, their spouse and children under 21 years of age and any corporation, partnership, or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary of a single trust estate or a single fiduciary account; or a "company" as defined is section 2(a)(8) of the 1940 Act.

  As used herein, "Participating Funds" refers to certain open-end investment companies advised by the Adviser or Van Kampen American Capital Asset Management, Inc. and distributed by the Distributor. Additional funds may be added from time to time as determined by the Fund's Board of Trustees as Participating Funds.

  VOLUME DISCOUNTS. The size of investment shown in the preceding sales charge table applies to the total dollar amount being invested by any person at any one time in Class A Shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

  CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding sales charge table may also be determined by combining the amount being invested in Class A Shares of the Fund with other shares of the Fund and shares of Participating Funds, plus the current offering price of all shares of the Fund and other Participating Funds which have been previously purchased and are still owned.

  LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the amount being invested over a 13-month period to determine the sales charge as outlined in the preceding sales charge table. The size of investment shown in the preceding table includes the amount of intended purchases of Class A Shares of the Fund with other shares of the Fund and shares of the Participating Funds plus the value of all shares of the Fund and other Participating Funds previously purchased during such 13-month period and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provision, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. If the goal is not achieved within the 13-month period, the investor must pay the difference between the sales charge applicable to the purchases made and the sales charges previously paid. When an investor signs a Letter of Intent, shares equal to at least 5% of the total purchase amount of the level selected will be restricted from sale or redemption by the investor until the Letter of Intent is satisfied or any additional sales charges have been paid; if the Letter of Intent is not satisfied by the investor and any additional sales charges are not paid, sufficient restricted shares will be redeemed by the Fund to pay such charges. Additional information is contained in the application accompanying this Prospectus.

OTHER PURCHASE PROGRAMS

  Purchasers of Class A Shares may be entitled to reduced initial sales charges in connection with unit investment trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

  UNIT INVESTMENT TRUST REINVESTMENT PROGRAMS. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the

Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the broker, dealer or financial intermediary, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their broker, dealer, financial intermediary or the Distributor.

  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide ACCESS with appropriate backup data for each participating investor in a computerized format fully compatible with ACCESS' processing system.

  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

  NAV PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

  (1) Current or retired trustees or directors of funds advised by the Adviser or Van Kampen American Capital Asset Management, Inc. and such persons' families and their beneficial accounts.

  (2) Current or retired directors, officers and employees of Morgan Stanley Group Inc. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

  (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.

  (4) Registered investment advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in Class A Shares of the Fund alone, or any combination of shares of the Fund and shares of other Participating Funds as described herein under "Purchase of Shares -- Class A Shares -- Quantity Discounts," during the 13-month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay brokers, dealers or financial intermediaries through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period following such transaction.

  (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $3 million or more and which invest in multiple fund families through national wirehouse alliance programs.

  (6) Accounts as to which a broker, dealer or financial intermediary charges an account management fee ("wrap accounts"), provided the broker, dealer or financial intermediary has a separate agreement with the Distributor.

  (7) Investors purchasing shares of the Fund with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge or was subject to a deferred sales charge, whether or not paid, if such redemption has occurred no more than 30 days prior to such purchase.

  (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen American Capital Trust Company served as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million and 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million and 0.25% on the excess over $50 million.

  (9) Individuals who are members of a "qualified group". For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and other Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economics of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a CDSC of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.

  Purchase orders made pursuant to clause (4) may be placed either through authorized brokers, dealers or financial intermediaries as described above or directly with ACCESS, the investment adviser, trust company or bank trust department, provided that ACCESS receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized broker, dealer or financial intermediary may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

DEFERRED SALES CHARGE ALTERNATIVES

  Investors choosing the deferred sales charge alternative may purchase Class A Shares in an amount of $1 million or more, Class B Shares or Class C Shares. The public offering price of a CDSC Share is equal to the net asset value per share without the imposition of a sales charge at the time of purchase. CDSC Shares are sold without an initial sales charge so that the Fund may invest the full amount of the investor's purchase payment. The Distributor will compensate brokers, dealers and financial intermediaries participating in the continuous public offering of the CDSC Shares out of its own assets, and not out of assets of the Fund, as a percentage rate of the dollar value of the CDSC Shares purchased from the Fund by such brokers, dealers and financial intermediaries which percentage rate will be equal to (i) with respect to Class A Shares, 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million; (ii) 4.00% with respect to Class B Shares; and (iii) 1.00% with respect to Class C Shares. Such compensation will not change the price an investor will pay for CDSC Shares or the amount that the Fund will receive from such sale.

  CDSC Shares redeemed within a specified period of time generally will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The amount of the CDSC will vary depending on (i) the class of CDSC Shares to which such shares belong and (ii) the number of years from the time of payment for the purchase of the CDSC Shares until the time of their redemption. The charge will be assessed on an amount equal to the lesser of the then current market value or the original purchase price of the CDSC Shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on CDSC Shares derived from reinvestment of dividends or capital gains distributions. Solely for purposes of determining the number of years from the time of any payment for the purchases of CDSC Shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month.

  Proceeds from the CDSC and the distribution fee applicable to a class of CDSC Shares are paid to the Distributor and are used by the Distributor to defray its expenses related to providing distribution related services to the Fund in connection with the sale of shares of such class of CDSC Shares, such as the payment of compensation to selected dealers and agents and for selling such shares. The combination of the CDSC and the distribution fees facilitates the ability of the Fund to sell such CDSC Shares without a sales charge being deducted at the time of purchase.

  In determining whether a CDSC is applicable to a redemption of CDSC Shares, it will be assumed that the redemption is made first of any CDSC Shares acquired pursuant to reinvestment of dividends or distributions, second of CDSC Shares that have been held for a sufficient period of time such that the CDSC no longer is applicable to such shares, third of Class A Shares in the shareholder's Fund account that have converted from Class B Shares or Class C Shares, if any, and fourth of CDSC Shares held longest during the period of time that a CDSC is applicable to such CDSC Shares. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.

  To provide an example, assume an investor purchased 100 Class B Shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B Shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.75% (the applicable rate in the second year after purchase).

  CLASS A SHARE PURCHASES OF $1 MILLION OR MORE. No sales charge is payable at the time of purchase on investments in Class A Shares of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. A commission will be paid to dealers who initiate and are responsible for purchases of $1 million or more as follows: 1% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

  CLASS B SHARES. Class B Shares redeemed within six years of purchase generally will be subject to a CDSC at the rates set forth below, charged as a percentage of the dollar amount subject thereto:

                                                         CONTINGENT DEFERRED
                                                          SALES CHARGE AS A
                                                            PERCENTAGE OF
                                                            DOLLAR AMOUNT
                  YEAR SINCE PURCHASE                     SUBJECT TO CHARGE
                  -------------------                    -------------------
    First...............................................        4.00%
    Second..............................................        3.75%
    Third...............................................        3.50%
    Fourth..............................................        2.50%
    Fifth...............................................        1.50%
    Sixth...............................................        1.00%
    Seventh and after...................................        0.00%

  The CDSC generally is waived on redemptions of Class B Shares made pursuant to the Systematic Withdrawal Plan. See "Shareholder Services -- Systematic Withdrawal Plan."

  CLASS C SHARES. Class C Shares redeemed within the first 12 months of purchase generally will be subject to a CDSC of 1.00% of the dollar amount subject thereto. Class C Shares redeemed thereafter will not be subject to a CDSC.

  CONVERSION FEATURE. Class B Shares purchased on or after June 1, 1996 and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge.

  The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution and service fees and ACCESS' costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code, and (ii) that the conversion of such shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such class of shares for an indefinite period.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGE. The CDSC is waived on redemptions of Class B Shares and Class C Shares (i) following the death or disability (as defined in the Code) of a shareholder, (ii) in connection with required minimum distributions from an IRA or other retirement plan, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The CDSC also is waived on redemptions of Class C Shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 120 days after redemption. See "Shareholder Services" and "Redemption of Shares" for further discussion of the waiver provisions.

NET ASSET VALUE

  The net asset value per share of the Fund will be determined separately for each class of shares. The net asset value per share of a given class of shares of the Fund is determined by calculating the total value of the Fund's assets attributable to such class of shares, deducting its total liabilities attributable to such class of shares, and dividing the result by the number of shares of such class outstanding. The net asset value for the Fund is computed once daily as of 5:00 p.m. Eastern time Monday through Friday, except on customary business holidays, or except on any day on which no purchase or redemption orders are received, or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund reserves the right to calculate the net asset value and to adjust the public offering price based thereon more frequently than once a day if deemed desirable. The net asset value per share of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset value of the different classes of shares may differ.

  Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees of the Trust, of which the Fund is a series. Securities with remaining maturities of 60 days or less are valued at amortized cost when amortized cost is determined in good faith by or under the direction of the Board of Trustees of the Trust to be representative of the fair value at which it is expected such securities may be resold. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees of the Trust.

------------------------------------------------------------------------------
SHAREHOLDER SERVICES
------------------------------------------------------------------------------

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Fund at any time.

  INVESTMENT ACCOUNT. ACCESS, transfer agent for the Fund and a wholly-owned subsidiary of Van Kampen American Capital, performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Each shareholder has an investment account under which shares are held by ACCESS. Except as described in this Prospectus, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder will receive statements at least quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to ACCESS.

  SHARE CERTIFICATES. Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received ACCESS will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.

  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired) or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Distributions from the Fund."

  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.

  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanied by this Prospectus or by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of any other Participating Fund so long as a pre-existing account for such class of shares exists for such shareholder.

  If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution only if shares of such selected fund have been registered for sale in the investor's state.

  EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged with shares of another Participating Fund subject to certain limitations. Before effecting an exchange, shareholders in the Fund should obtain and read a current prospectus of the fund into which the exchange is to be made. SHAREHOLDERS MAY ONLY EXCHANGE INTO SUCH OTHER FUNDS AS ARE LEGALLY AVAILABLE FOR SALE IN THEIR STATE.

  To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. Under normal circumstances, it is the policy of the Adviser not to approve such requests.

  Class A Shares of Van Kampen American Capital funds that generally impose an initial sales charge are not subject to any sales charge upon exchange into the Fund. Class A Shares of Van Kampen American Capital funds that generally do not impose an initial sales charge are subject to the appropriate sales charge applicable to Class A Shares of the Fund.

  No sales charge is imposed upon the exchange of Class B Shares and Class C Shares. The CDSC schedule and conversion schedule applicable to a Class B Share and Class C Share acquired through the exchange privilege is determined by reference to the Van Kampen American Capital fund from which such share originally was purchased. The holding period of a Class B Share and Class C Share acquired through the exchange privilege is determined by reference to the date such share originally was purchased from a Van Kampen American Capital fund.

  Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired.

  A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 421-5684 ((800) 421-2833 for the hearing impaired). A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanied by this Prospectus. The exchange will take place at the relative net asset values of the shares next determined after receipt of such request with adjustment for any additional sales charge. Any shares exchanged begin earning dividends on the next business day after the exchange is affected. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. Exchanges are effected at the net asset value per share next calculated after the request is received in good order with adjustment for any additional sales charge. If reasonable procedures are employed, a shareholder agrees that neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.

  A prospectus of any of these mutual funds may be obtained from any broker, dealer, financial intermediary or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.

  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25.

  Holders of Class B Shares and Class C Shares who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with purchases of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. The Fund reserves the right to amend or terminate the systematic withdrawal program on thirty days' notice to its shareholders.

  CHECK WRITING PRIVILEGE. Holders of Class A Shares of the Fund for which certificates have not been issued and which are in a non-escrow status may appoint ACCESS as agent by completing the Authorization for Redemption by Check Form and the appropriate section of the application and returning the form and the application to ACCESS. Once the form is properly completed, signed and returned to the agent, a supply of checks drawn on State Street Bank and Trust Company ("State Street Bank") will be sent to such shareholder. These checks may be made payable by the holder of Class A Shares to the order of any person in any amount of $100 or more.

  When a check is presented to State Street Bank for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's account by ACCESS at the next determined net asset value. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the sale of Class A Shares is a taxable event. See "Redemption of Shares."

  Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Share account, the check will be returned and the shareholder may be subject to additional charges. Holders of Class A Shares may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or State Street Bank. Retirement plans and accounts that are subject to backup withholding are not eligible for the privilege. A "stop payment" system is not available on these checks. See the Statement of Additional Information for further information regarding the establishment of the privilege.

  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing ACCESS.

------------------------------------------------------------------------------
REDEMPTION OF SHARES
------------------------------------------------------------------------------

  Shareholders may redeem for cash some or all of their shares without charge by the Fund (other than, with respect to CDSC Shares, the applicable contingent deferred sales charge) at any time by sending a written request in proper form directly to ACCESS, P. O. Box 418256, Kansas City, Missouri 64141-9256, by placing the redemption request through an authorized dealer or by calling the Fund.

  WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to ACCESS, the redemption request should indicate the number of shares to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 days must accompany the redemption request. The redemption price is the net asset value per share next determined after the request is received by ACCESS in proper form. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payments may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until it confirms that the purchase check has cleared, usually a period of up to 15 days. Any gain or loss realized on the redemption of shares is a taxable event.

  DEALER REDEMPTION REQUESTS. Shareholders may sell shares through their securities dealer, who will telephone the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a sell order prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the sell order. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days to the dealer.

  TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Fund at (800) 421-5666 ((800) 421-2833 for the hearing impaired) to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither VKAC nor the Fund will be liable for following instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by ACCESS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check or wiring redemption proceeds until it confirms that the purchase check has cleared, usually a period of up to 15 days. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check sent to the shareholders' address of record and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire sent to the shareholder's bank account of record. The proceeds must be payable to the shareholder(s) of record. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. The Fund reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.

  REDEMPTION UPON DISABILITY. The Fund will waive the CDSC on redemptions following the disability of holders of Class B Shares and Class C Shares. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the CDSC on Class B Shares and Class C Shares.

  In cases of disability, the CDSCs on Class B Shares and Class C Shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the CDSC on Class B Shares and Class C Shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.

  GENERAL REDEMPTION INFORMATION. The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum investment as specified by the Trustees. At least 60 days advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any applicable CDSC will be deducted from the proceeds of this redemption. Any involuntary redemption may only occur if the shareholder account is less than the minimum investment due to shareholder redemptions.

  REINSTATEMENT PRIVILEGE. Holders of Class A Shares or Class B Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. Holders of Class C Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any CDSC paid upon such redemption. Such reinstatement is made at the net asset value (without sales charge except as described under "Shareholder Services -- Exchange Privilege") next determined after the order is received, which must be within 180 days after the date of the redemption. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge." Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plans.

------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS
------------------------------------------------------------------------------

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are being implemented through an agreement with the Distributor and sub-agreements between the Distributor and brokers, dealers and financial intermediaries (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance.

  CLASS A SHARES. The Fund may spend an aggregate amount up to 0.25% per year of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The Fund pays the Distributor the lesser of the balance of the 0.25% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution-related expense.

  CLASS B SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B Shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  CLASS C SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the Fund pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays brokers, dealers or financial intermediaries in connection with the distribution of the Class C Shares up to 0.75% of the Fund's average daily net assets attributable to Class C Shares maintained in the Fund more than one year by such broker's, dealer's or financial intermediary's customers. The Fund pays the Distributor the lesser of the balance of 0.75% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution-related expense attributable to the Class C Shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  OTHER INFORMATION. Amounts payable to the Distributor with respect to the Class A Shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A Shares, there is no carryover of such reimbursement obligations to succeeding years.

  The Distributor's actual expenses with respect to a class of CDSC Shares (for purposes of this section, excluding any Class A Shares that may be subject to a
CDSC) for any given year may exceed the amounts payable to the Distributor with respect to such class of CDSC Shares under the Distribution Plan, the Service Plan and payments received pursuant to the CDSC. In such event, with respect to any such class of CDSC Shares, any unreimbursed expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular CDSC Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such CDSC Share. In such circumstances, a shareholder of such CDSC Share may be deemed to incur expenses attributable to other shareholders of such class. As of December 31, 1996, there were $4,213,746 and $51,726 of unreimbursed distribution expenses with respect to Class B Shares and Class C Shares, respectively, representing 2.00% and 0.40% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Distribution Plan was terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through CDSCs.

  Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the CDSC applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In addition, state securities laws on this issue may differ from the interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law. In the unlikely event that a court were to find that these laws prevent such banks from providing such services described above, the Fund would seek alternate providers and expects that shareholders would not experience any disadvantage.

------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
------------------------------------------------------------------------------

  The Fund's present policy, which may be changed at any time by the Board of Trustees, is to declare daily and pay monthly distributions of all or substantially all net investment income of the Fund. Net investment income consists of all interest income and dividends, less all expenses of the Fund attributable to the class of shares in question. Net short-term capital gains, if any, may be distributed throughout the year. Expenses of the Fund are accrued each day. Net realized long-term capital gains, if any, are expected to be distributed, to the extent permitted by applicable law, to shareholders at least annually. Distributions cannot be assured, and the amount of each monthly distribution may vary.

  Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount, except that the different distribution and service fees and any incremental administrative expenses relating to each class of shares will be borne exclusively by the respective class and may cause the distributions relating to the different classes of shares to differ. Generally, distributions with respect to a class of shares subject to a higher distribution fee, service fee, or where applicable, the conversion feature will be lower than distributions with respect to a class of shares subject to a lower distribution fee, service fee, or not subject to the conversion feature.

  Investors will be entitled to begin receiving dividends on their shares on the business day after ACCESS receives payments for such shares. However, shares become entitled to dividends on the day ACCESS receives payment for the shares either through a fed wire or NSCC settlement. Shares remain entitled to dividends through the day such shares are processed for payment on redemption.

  Distribution checks may be sent to parties other than the shareholder in whose name the account is registered. Persons wishing to utilize this service should complete the appropriate section of the account application accompanying this Prospectus or available from Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256. After ACCESS receives this completed form, distribution checks will be sent to the bank or other person so designated by such shareholder.

  PURCHASE OF ADDITIONAL SHARES WITH DISTRIBUTIONS. The Fund will automatically credit monthly distributions and any annual net long-term capital gain distributions to a shareholder's account in additional shares of the Fund valued at net asset value, without a sales charge. Unless a shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired) or in writing to ACCESS. See "Shareholder Services -- Reinvestment Plan."

------------------------------------------------------------------------------
TAX STATUS
------------------------------------------------------------------------------

  FEDERAL INCOME TAXATION. The Fund has qualified and intends to continue to qualify each year and to elect to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.

  If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.

  In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31 of each year, at least 98% of its ordinary income (not including tax-exempt income) for such year and at least 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

  Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were sold for fair market value at the end of the tax-year), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

  The Fund's ability to dispose of portfolio securities may be limited by the requirement for qualification as a regulated investment company that less than 30% of the Fund's annual gross income be derived from the disposition of securities held for less than three months.

  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.

  DISTRIBUTIONS. The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of municipal securities.

  The Tax Reform Act of 1986 (the "Tax Reform Act") may have an adverse impact upon the Fund and its shareholders. The Tax Reform Act imposed new limitations on the use and investment of the proceeds of state and local government bonds and other funds, which limitations must be satisfied in order to maintain the exclusion from gross income for interest on such bonds. The provisions of the Tax Reform Act generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

  Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.

  The Tax Reform Act also makes interest on certain "private-activity bonds" an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. The Tax Reform Act also imposed per capita volume limitations on certain private-activity bonds which could limit the amount of such bonds available for investment by the Fund.

  Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

  Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excluded from their gross income, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the purchaser would be treated as a "substantial user" (or a

"related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund, or by the Trust if it is required to qualify as a regulated investment company as described below. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed five percent of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

  The Omnibus Budget Reconciliation Act of 1993 included certain provisions that requires gains on dispositions of tax-exempt securities purchased at a market discount be treated as ordinary income to the extent of the accrued market discount, if the securities are acquired after April 30, 1993. Such securities were exempt from the market discount rules under prior law. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the shareholder's taxable year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any short-term capital loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.

  While the Fund expects that a major portion of its net investment income will constitute tax-exempt interest, a significant portion may consist of investment company taxable income. Distributions of the Fund's net investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gains dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for federal income tax purposes. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

  Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.

  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends so designated cannot exceed, however, the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are "exempt-interest" dividends is determined on an average annual method for the fiscal year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend, Fund distributions generally will not qualify for the dividends received deduction for corporations.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31 prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

  The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.

  SALE OF SHARES. The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if such shares have been held for more than one year. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gains dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

  STATE AND LOCAL TAXES. The exemption of interest income for federal income tax purposes may not result in similar exemptions under the laws of a particular state or local taxing authority. Income distributions may be taxable to shareholders under state or local law as dividend income even though a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. It is recommended that investors consult their tax advisers for information in this regard. The Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income earned on municipal securities received by the Fund during the preceding calendar year. Dividends and distributions paid by the Fund from sources other than tax-exempt interest are generally subject to taxation at the state and local levels.

  GENERAL. The federal, state and local income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

------------------------------------------------------------------------------
FUND PERFORMANCE
------------------------------------------------------------------------------

  From time to time advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information will include the average total return of the Fund calculated on a compounded basis for specified periods of time. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. In lieu of or in addition to total return and yield calculations, such information may include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc. or nationally recognized financial publications.

  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate is determined by annualizing the distributions per share for a stated period and dividing the result by the public offering price for the same period. It differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

  From time to time, the Fund may compare its performance to certain securities and unmanaged indices which may have different risk/reward characteristics than the Fund. Such characteristics may include, but are not limited to, tax features, guarantees, insurance and the fluctuation of principal and/or return. In addition, from time to time, the Fund may utilize sales literature that includes hypotheticals.

  Further information about the Fund's performance is contained in the Fund's Annual Report and the Fund's Statement of Additional Information, each of which can be obtained without charge by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired).

------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
------------------------------------------------------------------------------

  The Fund is a series of the Van Kampen American Capital Tax Free Trust, a Delaware business trust organized as of May 10, 1995 (the "Trust"). The Fund was originally organized as a sub-trust of a Massachusetts business trust by a Declaration of Trust dated August 15, 1985, under the name Van Kampen Merritt Municipal Income Fund and was reorganized as a series of the Trust on July 31, 1995. Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series.

  The authorized capitalization of the Fund consists of an unlimited number of shares of beneficial interest, $0.01 par value, divided into three classes, designated Class A Shares, Class B Shares and Class C Shares. Each class of shares represents an interest in the same assets of the Fund and are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. See "Distribution and Service Plans."

  The Fund is permitted to issue an unlimited number of classes of shares. Each class of shares is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. There are no conversion, preemptive or other subscription rights, except with respect to the conversion of Class B Shares and certain Class C Shares into Class A Shares as described above. In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B Shares and Class C Shares pay higher distribution expenses, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to other shareholders.

  The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the 1940 Act. More detailed information concerning the Trust is set forth in the Statement of Additional Information.

------------------------------------------------------------------------------
ADDITIONAL INFORMATION
------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

  The fiscal year end of the Fund is December 31. The Fund sends to its shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by the Fund's independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

  Shareholder inquiries should be directed to Van Kampen American Capital Municipal Income Fund, One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  For Automated Telephone Service which provides 24-hour direct dial access to Fund facts and shareholder account information, dial (800) 847-2424. For inquiries through Telecommunications Device for the Deaf (TDD) dial (800) 421-2833.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE FUND'S TOLL-FREE
NUMBER--(800) 341-2911.

PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666.

DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666.

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL (800) 421-2833.

FOR AUTOMATED TELEPHONE
SERVICES DIAL (800) 847-2424.
VAN KAMPEN AMERICAN CAPITAL
MUNICIPAL INCOME FUND
One Parkview Plaza
Oakbrook Terrace, IL 60181

Investment Adviser
VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Distributor
VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Transfer Agent
ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256
Attn: Van Kampen American Capital
     Municipal Income Fund

Custodian
STATE STREET BANK AND
TRUST COMPANY
225 West Franklin Street, P.O. Box 1713
Boston, MA 02105-1713
Attn: Van Kampen American Capital
     Municipal Income Fund

Legal Counsel
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants
KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, IL 60601

 ------------------------------------------------------------------------------

                                MUNICIPAL INCOME
                                      FUND

 ------------------------------------------------------------------------------

                              P R O S P E C T U S

                                 APRIL 30, 1997

         ------ A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH ------
                          VAN KAMPEN AMERICAN CAPITAL
    ------------------------------------------------------------------------

               VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME FUND

                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                                 (630) 684-6000

                             ---------------------

                      STATEMENT OF ADDITIONAL INFORMATION

               VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME FUND

            RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF

          VAN KAMPEN AMERICAN CAPITAL NEW JERSEY TAX FREE INCOME FUND


                             DATED NOVEMBER 4, 1997


                             ---------------------


     This Statement of Additional Information provides information about the Van Kampen American Capital Municipal Income Fund (the "Municipal Fund"), a series of the Van Kampen American Capital Tax Free Trust, an open-end diversified management investment company organized as a Delaware business trust ("Tax Free Trust"), in addition to information contained in the Prospectus/Proxy Statement of the Municipal Fund, dated November 4, 1997, which also serves as the proxy statement of the Van Kampen American Capital New Jersey Tax Free Income Fund (the "New Jersey Fund"), a series of the Tax Free Trust, in connection with the issuance of Class A, B and C shares of the Municipal Fund to shareholders of the New Jersey Fund. This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus/Proxy Statement, into which it has been incorporated by reference and which may be obtained by contacting the Municipal Fund or New Jersey Fund located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 (telephone No. (630) 684-6000 or (800) 421-5666).


                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Proposed Reorganization of the New Jersey Fund..............   2
Additional Information About the Municipal Fund.............   2
Additional Information About the New Jersey Fund............   2
Financial Statements........................................   2

     The Municipal Fund will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

PROPOSED REORGANIZATION OF THE NEW JERSEY FUND

     The shareholders of the New Jersey Fund are being asked to approve an acquisition of all the assets of the New Jersey Fund solely in exchange for Class A, B and C shares of the Municipal Fund and the Municipal Fund's assumption of the liabilities of the New Jersey Fund (the "Reorganization") pursuant to an Agreement and Plan of Reorganization by and between the Municipal Fund and the New Jersey Fund (the "Agreement"). A copy of the form of the Agreement is attached hereto as Appendix A.

ADDITIONAL INFORMATION ABOUT THE MUNICIPAL FUND

     Incorporated herein by reference in its entirety is the Statement of Additional Information of the Municipal Fund, dated April 30, 1997, attached as Appendix B to this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE NEW JERSEY FUND

     Incorporated herein by reference in its entirety is the Statement of Additional Information of the New Jersey Fund, dated April 30, 1997, attached as Appendix C to this Statement of Additional Information.

FINANCIAL STATEMENTS

     Incorporated herein by reference in their respective entireties are (i) the audited financial statements of the Municipal Fund for the fiscal year ended December 31, 1996, as included in Appendix B hereto, (ii) the audited financial statements of the New Jersey Fund for fiscal year ended December 31, 1996, as included in Appendix C hereto, (iii) the unaudited financial statements of the Municipal Fund for the six months ended June 30, 1997, as included in Appendix D hereto, and (iv) the unaudited financial statements of the New Jersey Fund for the six months ended June 30, 1997, as included in Appendix E hereto.

                                                                      APPENDIX A

                                    FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the "Agreement") is made as of
      , 1997, by and between the Van Kampen American Capital Municipal Income Fund (the "Municipal Fund") series of the Van Kampen American Capital Tax Free Trust, a Delaware business trust formed under the laws of the State of Delaware (the "Trust"), and the Van Kampen American Capital New Jersey Tax Free Income Fund (the "New Jersey Fund") series of the Trust.

                                  WITNESSETH:

  WHEREAS, the Board of Trustees of the Trust on behalf of the Municipal Fund and New Jersey Fund have determined that entering into this Agreement for the Municipal Fund to acquire the assets and liabilities of the New Jersey Fund is in the best interests of the shareholders of each respective fund; and

  WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code");

  NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1. PLAN OF TRANSACTION.

  A. TRANSFER OF ASSETS. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the New Jersey Fund will convey, transfer and deliver to the Municipal Fund at the closing, provided for in Section 2 hereof, all of the existing assets of the New Jersey Fund (including accrued interest to the Closing Date) consisting of nondefaulted, liquid, tax-exempt municipal securities at least 80% of which shall be rated investment grade by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service ("Moody's"), due bills, cash and other marketable securities acceptable to the Municipal Fund as more fully set forth on Schedule 1 hereto, and as amended from time to time prior to the Closing Date (as defined below), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the "Assets").

  B. CONSIDERATION. In consideration thereof, the Municipal Fund agrees that on the Closing Date the Municipal Fund will (i) deliver to the New Jersey Fund, full and fractional Class A, Class B and Class C shares of beneficial interest of the Municipal Fund having net asset values per share in an amount equal to the aggregate dollar value of the Assets net of any liabilities of the New Jersey Fund described in Section 3E hereof (the "Liabilities") determined pursuant to
Section 3A of this Agreement (collectively, the "Municipal Fund Shares") and
(ii) assume all of the New Jersey Fund's Liabilities. The calculation of full and fractional Class A, Class B and Class C shares of beneficial interest of the Municipal Fund to be exchanged shall be carried out to no less than two (2) decimal places. All Municipal Fund Shares delivered to the New Jersey Fund in exchange for such Assets shall be delivered at net asset value without sales load, commission or other similar fee being imposed.


2. CLOSING OF THE TRANSACTION.

  CLOSING DATE. The closing shall occur within fifteen (15) business days after the later of receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the New Jersey Fund at which this Agreement will be considered and approved or such later date as soon as practicable thereafter, as the parties may mutually agree (the "Closing Date"). On the Closing Date, the Municipal Fund shall deliver to the New Jersey Fund the Municipal Fund Shares in the amount determined pursuant to Section 1B hereof and the New Jersey Fund thereafter shall, in order to effect the distribution of such shares to the New Jersey Fund stockholders, instruct the Municipal Fund to register the pro rata interest in the Municipal Fund Shares (in full and fractional shares) of each of the holders of record of shares of the New Jersey Fund in accordance with their holdings of either Class A, Class B or Class C shares and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Municipal Fund agrees promptly to comply with said instruction. The Municipal Fund shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct.

3. PROCEDURE FOR REORGANIZATION.

  A. VALUATION. The value of the Assets and Liabilities of the New Jersey Fund to be transferred and assumed, respectively, by the Municipal Fund shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the Municipal Fund (collectively, the "Municipal Fund Prospectus"), copies of which have been delivered to the New Jersey Fund.

  B. DELIVERY OF FUND ASSETS. The Assets shall be delivered to State Street Bank and Trust Company, 225 Franklin Street, Post Office Box 1713, Boston, Massachusetts 02105-1713, as custodian for the Municipal Fund (the "Custodian") for the benefit of the Municipal Fund, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, the cost of which shall be borne by Van Kampen American Capital Investment Advisory Corp., the investment adviser of the New Jersey Fund (the "Adviser").

  C. FAILURE TO DELIVER SECURITIES. If the New Jersey Fund is unable to make delivery pursuant to Section 3B hereof to the Custodian of any of the New Jersey Fund's securities for the reason that any of such securities purchased by the New Jersey Fund have not yet been delivered to it by the New Jersey Fund's broker or brokers, then, in lieu of such delivery, the New Jersey Fund shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Municipal Fund or Custodian, including brokers' confirmation slips.

  D. SHAREHOLDER ACCOUNTS. The Municipal Fund, in order to assist the New Jersey Fund in the distribution of the Municipal Fund Shares to the New Jersey Fund shareholders after delivery of the Municipal Fund Shares to the New Jersey Fund, will establish pursuant to the request of the New Jersey Fund an open account with the Municipal Fund for each shareholder of the New Jersey Fund and, upon request by the New Jersey Fund, shall transfer to such account the exact number of full and fractional Class A, Class B and Class C shares of the Municipal Fund then held by the New Jersey Fund specified in the instruction provided pursuant to Section 2 hereof. The Municipal Fund is not required to issue certificates representing Municipal Fund Shares unless requested to do so by a shareholder. Upon liquidation or dissolution of the New Jersey Fund, certificates representing shares of beneficial interest stock of the New Jersey Fund shall become null and void.

  E. LIABILITIES. The Liabilities shall include all of New Jersey Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.


  F. EXPENSES. In the event that the transactions contemplated herein are consummated the Adviser, in its capacity as investment adviser of the New Jersey Fund, agrees to pay (i) for the reasonable outside expenses for the transactions contemplated herein which are solely and directly related to the reorganization; including, but not by way of limitation, the preparation of the Trust's Registration Statement on Form N-14 (the "Registration Statement") and the solicitation of the New Jersey Fund shareholder proxies; (ii) the New Jersey Fund counsel's reasonable attorney's fees, which fees shall be payable pursuant to receipt of an itemized statement; and (iii) the cost of rendering the tax opinion, more fully referenced in Section 7F below. In the event that the transactions contemplated herein are not consummated for any reason, then all reasonable outside expenses incurred to the date of termination of this Agreement shall be borne by the Adviser.

  G. DISSOLUTION. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the New Jersey Fund shall voluntarily dissolve and completely liquidate by taking, in accordance with the Delaware Business Trust Law and Federal securities laws, all steps as shall be necessary and proper to effect a complete liquidation and dissolution of the New Jersey Fund. Immediately after the Closing Date, the stock transfer books relating to the New Jersey Fund shall be closed and no transfer of shares shall thereafter be made on such books.

4. NEW JERSEY FUND'S REPRESENTATIONS AND WARRANTIES.

  The New Jersey Fund hereby represents and warrants to the Municipal Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Municipal Fund that:

  A. ORGANIZATION. The Trust is a Delaware Business Trust duly formed and in good standing under the laws of the State of Delaware and is duly authorized to transact business in the State of Delaware. The New Jersey Fund is a separate series of the Trust duly designated in accordance with the applicable provisions of the Trust's Declaration of Trust. The Trust and New Jersey Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Trust or New Jersey Fund. The New Jersey Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the New Jersey Fund.

  B. REGISTRATION. The New Jersey Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, non-diversified management company and such registration has not been revoked or rescinded. The New Jersey Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder. All of the outstanding shares of beneficial interest of the New Jersey Fund have been duly authorized and are validly issued, fully paid and nonassessable and not subject to pre-emptive or dissenters' rights.

  C. AUDITED FINANCIAL STATEMENTS. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the New Jersey Fund audited as of and for the year ended December 31, 1996, true and complete copies of which have been heretofore furnished to the Municipal Fund, fairly represent the financial condition and the results of operations of the New Jersey Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

  D. FINANCIAL STATEMENTS. The New Jersey Fund shall furnish to the Municipal Fund (i) an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the New Jersey Fund for the period ended June 30, 1997; and (ii) within five
(5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the New Jersey Fund's operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the New Jersey Fund as complying with the requirements hereof.

  E. CONTINGENT LIABILITIES. There are, and as of the Closing Date will be, no contingent Liabilities of the New Jersey Fund not disclosed in the financial statements delivered pursuant to Sections 4C and 4D which would materially affect the New Jersey Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the New Jersey Fund which would, if adversely determined, materially affect the New Jersey Fund's financial condition. All Liabilities were incurred by the New Jersey Fund in the ordinary course of its business.

  F. MATERIAL AGREEMENTS. The New Jersey Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the New Jersey Fund's Prospectus and Statement of Additional Information, there are no material agreements outstanding relating to the New Jersey Fund to which the New Jersey Fund is a party.

  G. STATEMENT OF EARNINGS. As promptly as practicable, but in any case no later than 30 calendar days after the Closing Date, KPMG Peat Marwick LLP, auditors for the New Jersey Fund, shall furnish the Municipal Fund with a statement of the earnings and profits of the New Jersey Fund within the meaning of the Code as of the Closing Date.

  H. RESTRICTED SECURITIES. None of the securities comprising the assets of the New Jersey Fund at the date hereof are, or on the Closing Date or any subsequent delivery date will be, "restricted securities" under the Securities Act of 1933, (the "Securities Act") or the rules and regulations of the Securities and Exchange

Commission (the "SEC") thereunder, or will be securities for which market quotations are not readily available for purposes of Section 2(a)(41) under the 1940 Act.

  I. TAX RETURNS. At the date hereof and on the Closing Date, all Federal and other material tax returns and reports of the New Jersey Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the New Jersey Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

  J. CORPORATE AUTHORITY. The New Jersey Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the New Jersey Fund's Board of Trustees, and except for obtaining approval of the holders of the shares of the New Jersey Fund, no other corporate acts or proceedings by the New Jersey Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the New Jersey Fund and constitutes the legal, valid and binding obligation of New Jersey Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

  K. NO VIOLATION; CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the New Jersey Fund does not and will not (i) violate any provision of the Trust's Declaration of Trust or the Designation of Series of the New Jersey Fund, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the New Jersey Fund, (iii) result in a violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the New Jersey Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the New Jersey Fund. Except as set forth in Schedule 2 to this Agreement, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the New Jersey Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the New Jersey Fund of the transactions contemplated by this Agreement.

  L. ABSENCE OF CHANGES. From the date of this Agreement through the Closing Date, there shall not have been:

  (1) any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the New Jersey Fund, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition;

  (2) issued any option to purchase or other right to acquire shares of the New Jersey Fund granted by the New Jersey Fund to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Prospectus for the New Jersey Fund;

  (3) any entering into, amendment or termination of any contract or agreement by New Jersey Fund, except as otherwise contemplated by this Agreement;

  (4) any indebtedness incurred, other than in the ordinary course of business, by the New Jersey Fund for borrowed money or any commitment to borrow money entered into by the New Jersey Fund;

  (5) any amendment of the Trust's Declaration of Trust or Designation of Series of the New Jersey Fund; or

  (6) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the New Jersey Fund other than a lien for taxes not yet due and payable.

  M. TITLE. On the Closing Date, the New Jersey Fund will have good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the Municipal Fund will receive good and marketable title to such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities other than a lien for taxes not yet due and payable.

  N. PROSPECTUS/PROXY STATEMENT. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if it shall have been amended or supplemented, conforms and will conform as it relates to the New Jersey Fund, in all material respects, to the applicable requirements of the applicable Federal and state securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 4N apply to statements or omissions made in reliance upon and in conformity with written information concerning the Municipal Fund furnished to the New Jersey Fund by the Municipal Fund.

  O. TAX QUALIFICATION. The New Jersey Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by
Section 852 of the Code for each of its taxable years.


  P. FAIR MARKET VALUE. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the Municipal Fund and those to which the Assets are subject.


  Q. NEW JERSEY FUND LIABILITIES. Except as otherwise provided for herein, the New Jersey Fund shall use reasonable efforts, consistent with its ordinary operating procedures, to repay in full any indebtedness for borrowed money and have discharged or reserved against all of the New Jersey Fund's known debts, liabilities and obligations including expenses, costs and charges whether absolute or contingent, accrued or unaccrued.

5. THE MUNICIPAL FUND'S REPRESENTATIONS AND WARRANTIES.

  The Municipal Fund hereby represents and warrants to the New Jersey Fund, which representations and warranties are true and correct on the date hereof, and agrees with the New Jersey Fund that:

    A. ORGANIZATION. The Trust is a Delaware Business Trust duly formed and in good standing under the laws of the State of Delaware and is duly authorized to transact business in the State of Delaware. The Municipal Fund is a separate series of the Trust duly designated in accordance with the applicable provisions of the Trust's Declaration of Trust. The Trust and Municipal Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on either the Trust or Municipal Fund. The Municipal Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Municipal Fund.

    B. REGISTRATION. The Municipal Fund is registered under the 1940 Act as an open-end, diversified management company and such registration has not been revoked or rescinded. The Municipal Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder. All of the outstanding shares of beneficial interest of the Municipal Fund have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive dissenters rights.

    C. AUDITED FINANCIAL STATEMENTS. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Municipal Fund audited as of and for the year ended December 31, 1996, true and complete copies of which have been heretofore furnished to the New Jersey Fund fairly represent the financial condition and the results of operations of the Municipal Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

    D. FINANCIAL STATEMENTS. The Municipal Fund shall furnish to the New Jersey Fund (i) an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Municipal Fund for the period ended June 30, 1997, and (ii) within five
  (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Municipal Fund as complying with the requirements hereof.

    E. CONTINGENT LIABILITIES. There are no contingent liabilities of the Municipal Fund not disclosed in the financial statements delivered pursuant to Sections 5C and 5D which would materially affect the Municipal Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Municipal Fund which would, if adversely determined, materially affect the Municipal Fund's financial condition.

    F. MATERIAL AGREEMENTS. The Municipal Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the Municipal Fund Prospectus and Statement of Additional Information there are no material agreements outstanding relating to the Municipal Fund to which the Municipal Fund is a party.

    G. TAX RETURNS. At the date hereof and on the Closing Date, all Federal and other material tax returns and reports of the Municipal Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Municipal Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

    H. CORPORATE AUTHORITY. The Municipal Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Municipal Fund's Board of Trustees, no other corporate acts or proceedings by the Municipal Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Municipal Fund and constitutes a valid and binding obligation of the Municipal Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

    I. NO VIOLATION; CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the Municipal Fund does not and will not (i) violate any provision of the Trust's Declaration of Trust or the Designation of Series of the Municipal Fund, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Municipal Fund or (iii) result in a violation or breach of, or constitute a default under, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Municipal Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Municipal Fund. Except as set forth in Schedule 3 to this Agreement, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Municipal Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Municipal Fund of the transactions contemplated by this Agreement.

    J. ABSENCE OF PROCEEDINGS. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Municipal Fund which would materially affect its financial condition.

    K. SHARES OF THE MUNICIPAL FUND: REGISTRATION. The Municipal Fund Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act and all applicable state securities laws.

    L. SHARES OF THE MUNICIPAL FUND: AUTHORIZATION. Subject to the matters set forth in the Statement of Additional Information of the Municipal Fund, under the heading "The Fund and the Trust", a copy of which has been furnished to the New Jersey Fund, the shares of beneficial interest of the Municipal Fund to be issued pursuant to Section 1 hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued and fully paid and non-assessable by the Trust and conform in all material respects to the description thereof contained in the Municipal Fund's Prospectus furnished to the New Jersey Fund.

    M. ABSENCE OF CHANGES. From the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Municipal Fund, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets or financial condition.

    N. REGISTRATION STATEMENT. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform as it relates to the Municipal Fund, in all material respects, to the applicable requirements of the applicable Federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5N apply to statements or omissions made in reliance upon and in conformity with written information concerning the New Jersey Fund furnished to the Municipal Fund by the New Jersey Fund.

    O. TAX QUALIFICATION. The Municipal Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by
  Section 852 of the Code for each of its taxable years.

6. COVENANTS.

  During the period from the date of this Agreement and continuing until the Closing Date the New Jersey Fund and Municipal Fund each agrees that (except as expressly contemplated or permitted by this Agreement):

    A. OTHER ACTIONS. The New Jersey Fund and Municipal Fund shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

    B. GOVERNMENT FILINGS; CONSENTS. The New Jersey Fund and Municipal Fund shall file all reports required to be filed by the New Jersey Fund and Municipal Fund with the SEC between the date of this Agreement and the Closing Date and shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the New Jersey Fund and the Municipal Fund shall use all reasonable efforts to obtain all consents, approvals, and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the Secretary of State of the State of Delaware.

    C. PREPARATION OF THE REGISTRATION STATEMENT AND THE PROSPECTUS/PROXY STATEMENT. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the New Jersey Fund or Municipal Fund, as the case may be, required by the Securities Act or the Exchange Act and the rules and regulations thereunder, as the case may be, to be set forth in the Registration Statement or the Prospectus/Proxy Statement, as the case may be. The New Jersey Fund shall promptly prepare and provide the Prospectus/Proxy Statement to the Municipal Fund and the Municipal Fund shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the New Jersey Fund and its affiliated persons, the Municipal Fund shall only include such information as is approved by the New Jersey Fund for use in the Registration Statement. The Municipal Fund shall not amend or supplement any such information regarding the New Jersey Fund and such affiliates without the prior written consent of the New Jersey Fund which consent shall not be unreasonably withheld or delayed. The Municipal Fund shall promptly notify and provide the New Jersey Fund with copies of all amendments or supplements filed with respect to the Registration Statement. The Municipal Fund shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Municipal Fund shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Municipal Fund's shares of beneficial interest in the transactions contemplated by this Agreement, and the New Jersey Fund shall furnish all information concerning the New Jersey Fund and the holders of the New Jersey Fund's shares of beneficial interest as may be reasonably requested in connection with any such action.

    D. ACCESS TO INFORMATION. During the period prior to the Closing Date, the New Jersey Fund shall make available to the Municipal Fund a copy of each report, schedule, registration statement and other document (the "Documents") filed or received by it during such period pursuant to the requirements of Federal or state securities laws or Federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Municipal Fund shall make available to the New Jersey Fund each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to Federal or state securities laws or Federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law).

    E. SHAREHOLDERS MEETING. The New Jersey Fund shall call a meeting of the New Jersey Fund shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and form of proxy to each shareholder of the New Jersey Fund as of the record date for such meeting of shareholders. The Board shall recommend to the New Jersey Fund shareholders approval of this Agreement and the transactions contemplated herein, subject to fiduciary obligations under applicable law.

    F. COORDINATION OF PORTFOLIOS. The New Jersey Fund and Municipal Fund covenant and agree to coordinate the respective portfolios of the New Jersey Fund and Municipal Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Municipal Fund's portfolio, the resulting portfolio will meet the Municipal Fund's investment objective, policies and restrictions, as set forth in the Municipal Fund's Prospectus, a copy of which has been delivered to the New Jersey Fund.

    G. DISTRIBUTION OF THE SHARES. At Closing the New Jersey Fund covenants that it shall cause to be distributed the Municipal Fund Shares in the proper pro rata amount for the benefit of New Jersey Fund's shareholders and such that the New Jersey Fund shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The New Jersey Fund covenants further that, pursuant to Section 3G, it shall liquidate and dissolve as promptly as practicable after the Closing Date. The New Jersey Fund covenants to use all reasonable efforts to cooperate with the Municipal Fund and the Municipal Fund's transfer agent in the distribution of said shares.

    H. BROKERS OR FINDERS. Except as disclosed in writing to the other party prior to the date hereof, each of the New Jersey Fund and the Municipal Fund represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.

    I. ADDITIONAL AGREEMENTS. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement the proper officers and trustees of each party to this Agreement shall take all such necessary action.

    J. PUBLIC ANNOUNCEMENTS. For a period of time from the date of this Agreement to the Closing Date, the New Jersey Fund and the Municipal Fund will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law or the rules of any national securities exchange on which such party's securities are traded.

    K. TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trust, the Municipal Fund nor the New Jersey Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trust, the Municipal Fund and the New Jersey Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the New Jersey Fund, to render the tax opinion required herein.


    L. DECLARATION OF DIVIDEND. At or immediately prior to the Closing Date, the New Jersey Fund may declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

7. CONDITIONS TO OBLIGATIONS OF THE NEW JERSEY FUND.

  The obligations of the New Jersey Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, or written waiver by the New Jersey Fund, of the following conditions:

    A. SHAREHOLDER APPROVAL. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of a majority of the shares of beneficial interest the New Jersey Fund.

    B. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each of the representations and warranties of the Municipal Fund contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Municipal Fund, and the New Jersey Fund shall have received a certificate of an authorized officer of the Municipal Fund satisfactory in form and substance to the New Jersey Fund so stating. The Municipal Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

    C. REGISTRATION STATEMENT EFFECTIVE. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

    D. REGULATORY APPROVAL. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

    E. NO INJUNCTIONS OR RESTRAINTS; ILLEGALITY. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an "Injunction") preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity asking any of the foregoing be pending. There shall not be any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Municipal Fund.

    F. TAX OPINION. The New Jersey Fund shall have obtained an opinion from Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the New Jersey Fund, dated as of the Closing Date, addressed to the Trust, New Jersey Fund and Municipal Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code, substantially in the form attached as Annex A.

    G. OPINION OF COUNSEL. The New Jersey Fund shall have received the opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Trust and Municipal Fund, dated as of the Closing Date, addressed to the New Jersey Fund substantially in the form and to the effect that: (i) the Trust is duly formed and in good standing as a business trust under the laws of the State of Delaware; (ii) the Board of Trustees of the Trust has duly designated the Municipal Fund as a series of the Trust pursuant to the terms of the Declaration of Trust of the Trust; (iii) the Municipal Fund is registered as an open-end, diversified management company under the 1940 Act; (iv) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of Trust and this Agreement has been duly executed and delivered by the Trust on behalf of the Municipal Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the Municipal Fund; (v) neither the execution or delivery by the Trust on behalf of the Municipal Fund of this Agreement nor the consummation by the Trust or Municipal Fund of the transactions contemplated thereby contravene the Trust's Declaration of Trust, or, to the best of their knowledge, violate any provision of any statute or any published regulation or any judgment or order disclosed to it by the Trust as being applicable to the Trust or the Municipal Fund; (vi) to the best of their knowledge based solely on the certificate of an appropriate officer of the Municipal Fund attached hereto, there is no pending or threatened litigation which would have the effect of prohibiting any material business practice or the acquisition of any material property or the conduct of any material business of the Municipal Fund or might have a material adverse effect on the value of any assets of the Municipal Fund; (vii) the Municipal Fund's Shares have been duly authorized and upon issuance thereof in accordance with this Agreement will, subject to certain matters regarding the liability of a shareholder of a Delaware trust, be validly issued, fully paid and nonassessable; (viii) except as to financial statements and schedules and other financial and statistical data included or incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions, as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to the Municipal Fund comply as to form in all material respects with the requirements of the Securities Act, the Securities Exchange Act and the 1940 Act and the rules and regulations of the SEC thereunder and no facts have come to counsel's attention which would cause them to believe that as of the effectiveness of the portions of the Registration Statement applicable to the Municipal Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (ix) to the best of their knowledge and information and subject to the qualifications set forth below, the execution and delivery by the Trust on behalf of the Municipal Fund of the

  Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the States of Delaware or Illinois or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them; (b) the absence of which does not deprive the New Jersey Fund of any material benefit under the Agreement; or
  (c) which can be readily obtained without significant delay or expense to the New Jersey Fund, without loss to the New Jersey Fund of any material benefit under the Agreement and without any material adverse effect on the New Jersey Fund during the period such consent, approval, authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in this opinion, (b) laws of the States of Delaware and Illinois and the federal laws of the United States which, in counsel's experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to counsel by the Trust on behalf of the Municipal Fund in connection with the opinion. In addition, although counsel need not specifically have considered the possible applicability to the Trust or the Municipal Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Trust and the Municipal Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required.

  H. OFFICER CERTIFICATES. The New Jersey Fund shall have received a certificate of an authorized officer of the Municipal Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board of Trustees shall be furnished to the New Jersey Fund.

8. CONDITIONS TO OBLIGATIONS OF MUNICIPAL FUND.

  The obligations of the Municipal Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, or written waiver by the Municipal Fund of the following conditions:

    A. SHAREHOLDER APPROVAL. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of a majority of the shares of beneficial interest of the New Jersey Fund.

    B. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each of the representations and warranties of the New Jersey Fund contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the New Jersey Fund, and the Municipal Fund shall have received a certificate of an authorized officer of the New Jersey Fund satisfactory in form and substance to the Municipal Fund so stating. The New Jersey Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.

    C. REGISTRATION STATEMENT EFFECTIVE. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

    D. REGULATORY APPROVAL. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

    E. NO INJUNCTIONS OR RESTRAINTS: ILLEGALITY. No Injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.

    F. TAX OPINION. The Municipal Fund shall have obtained an opinion from Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the New Jersey Fund, dated as of the Closing Date, addressed to the Trust, New Jersey Fund and Municipal Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code substantially in the form attached as Annex A.

    G. OPINION OF COUNSEL. The Municipal Fund shall have received the opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Trust and the New Jersey Fund, dated as of the Closing Date, addressed to the Municipal Fund, substantially in the form and to the effect that: (i) the Trust is duly formed and existing as a trust under the laws of the State of Delaware; (ii) the Board of Trustees of the Trust has duly designated the New Jersey Fund as a series of the Trust pursuant to the terms of the Declaration of Trust of the Trust; (iii) the New Jersey Fund is registered as an open-end, non-diversified management company under the 1940 Act; (iv) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized by all requisite action of the Trust and this Agreement has been duly executed and delivered by the Trust on behalf of the New Jersey Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the New Jersey Fund (v) neither the execution or delivery by the Trust on behalf of the New Jersey Fund of this Agreement nor the consummation by the Trust or New Jersey Fund of the transactions contemplated thereby contravene the Trust's Declaration of Trust or, to their knowledge, violate any provision of any statute, or any published regulation or any judgment or order disclosed to them by the Trust as being applicable to the Trust or New Jersey Fund; (vi) to their knowledge based solely on the certificate of an appropriate officer of the New Jersey Fund attached thereto, there is no pending, or threatened litigation involving the New Jersey Fund except as disclosed therein; (vii) except as to financial statements and schedules and other financial and statistical data included or incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions, as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to the New Jersey Fund comply as to form in all material respects with their requirements of the Securities Act, the Securities Exchange Act and the 1940 Act and the rules and regulations of the SEC thereunder and no facts have come to counsel's attention which cause them to believe that as of the effectiveness of the portions of the Registration Statement applicable to the New Jersey Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (viii) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Trust on behalf of the New Jersey Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the States of Delaware or Illinois, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the Securities Act, the 1940 Act or the rules and regulations thereunder.) Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them; (b) the absence of which does not deprive the Municipal Fund of any material benefit under such agreements; or (c) which can be readily obtained without significant delay or expense to the Municipal Fund, without loss to the Municipal Fund of any material benefit under the Agreement and without any material adverse effect on them during the period such consent, approval authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in the opinion, (b) laws of the States of Delaware and Illinois and the federal laws of the United States which, in our experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to counsel by the New Jersey Fund in connection with the opinion. In addition, although counsel need not specifically considered the possible applicability to the New Jersey Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the New Jersey Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required.

    H. THE ASSETS. The Assets, as set forth in Schedule 1, as amended, shall consist solely of nondefaulted, liquid tax-exempt municipal securities, at least 80% of which shall be rated investment grade by S&P or Moody's, cash and other marketable securities which are in conformity with the Municipal Fund's investment objectives, policies and restrictions as set forth in the Municipal Fund's Prospectus, a copy of which has been delivered to the New Jersey Fund.

    I. SHAREHOLDER LIST. The New Jersey Fund shall have delivered to the Municipal Fund an updated list of all shareholders of the New Jersey Fund, as reported by the New Jersey Fund's transfer agent, as of one (1) business day prior to the Closing Date with each shareholder's respective holdings in the New Jersey Fund, taxpayer identification numbers, Form W9 and last known address.

    J. OFFICER CERTIFICATES. The Municipal Fund shall have received a certificate of an authorized officer of the New Jersey Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in
  Section 4 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board of Trustees and shareholders.

9. AMENDMENT, WAIVER AND TERMINATION.

  (A) The parties hereto may, by agreement in writing authorized by the Board, amend this Agreement at any time before or after approval thereof by the shareholders of the New Jersey Fund; provided, however, that after receipt of New Jersey Fund shareholder approval, no amendment shall be made by the parties hereto which substantially changes the terms of Sections 1, 2 and 3 hereof without obtaining New Jersey Fund's shareholder approval thereof.

  (B) At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

  (C) This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:

    (i) by the mutual consents of the Board on behalf of the New Jersey Fund and Municipal Fund;

    (ii) by the New Jersey Fund, if the Municipal Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

    (iii) by the Municipal Fund, if the New Jersey Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

    (iv) by either the New Jersey Fund or Municipal Fund, if the Closing has not occurred on or prior to December 31, 1997 (provided that the rights to terminate this Agreement pursuant to this subsection (C)(iv) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date);

    (v) by the Municipal Fund in the event that: (a) all the conditions precedent to the New Jersey Fund's obligation to close, as set forth in
  Section 7 of this Agreement, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Municipal Fund gives the New Jersey Fund written assurance of its intent to close irrespective of the satisfaction or nonsatisfaction of all conditions precedent to the Municipal Fund's obligation to close, as set forth in Section 8 of this Agreement; and (c) the New Jersey Fund then fails or refuses to close within the earlier of five (5) business days or December 31, 1997; or

    (vi) by the New Jersey Fund in the event that: (a) all the conditions precedent to the Municipal Fund obligation to close, as set forth in Section 8 of this Agreement, have been fully satisfied (or can be fully satisfied at the Closing); (b) the New Jersey Fund gives the Municipal Fund written assurance of its intent to close irrespective of the satisfaction or nonsatisfaction of all the conditions precedent to the New Jersey Fund's obligation to close, as set forth in Section 7 of this Agreement; and (c) the Municipal Fund then fails or refuses to close within the earlier of five (5) business days or December 31, 1997.

10. REMEDIES.

  In the event of termination of this Agreement by either or both of the New Jersey Fund and Municipal Fund pursuant to Section 9(C), written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto.

11. SURVIVAL OF WARRANTIES AND INDEMNIFICATION.

  A. SURVIVAL. The representations and warranties included or provided for herein, or in the Schedules or other instruments delivered or to be delivered pursuant hereto, shall survive the Closing Date for a three year period except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms. The period for which a representation, warranty, covenant or agreement survives shall be referred to hereinafter as the "Survival Period." Notwithstanding anything set forth in the immediately preceding sentence, the Municipal Fund's and the New Jersey Fund's right to seek indemnity pursuant to this Agreement shall survive for a period of ninety (90) days beyond the expiration of the Survival Period of the representation, warranty, covenant or agreement upon which indemnity is sought. In no event shall the Municipal Fund or the New Jersey Fund be obligated to indemnify the other if indemnity is not sought within ninety (90) days of the expiration of the applicable Survival Period.

  B. INDEMNIFICATION. Each party (an "Indemnitor") shall indemnify and hold the other and its officers, directors, agents and persons controlled by or controlling any of them (each an "Indemnified Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys' fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified

Party may be or may have been threatened, (collectively, the "Losses"): arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.

  C. INDEMNIFICATION PROCEDURE. The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten
(10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain Indemnitor's prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12. SURVIVAL.

  The provisions set forth in Sections 10, 11 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever.

13. NOTICES.

  All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the New Jersey Fund shall be addressed to the New Jersey Fund c/o Van Kampen American Capital Investment Advisory Corp., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, Attention: General Counsel, or at such other address as the New Jersey Fund may designate by written notice to the Municipal Fund. Notice to the Municipal Fund shall be addressed to the Municipal Fund c/o Van Kampen American Capital Investment Advisory Corp., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, Attention: General Counsel, or at such other address and to the attention of such other person as the Municipal Fund may designate by written notice to the New Jersey Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

14. SUCCESSORS AND ASSIGNS.

  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

15. BOOKS AND RECORDS.

  The New Jersey Fund and the Municipal Fund agree that copies of the books and records of the New Jersey Fund relating to the Assets including, but not limited to all files, records, written materials; e.g., closing transcripts, surveillance files and credit reports shall be delivered by the New Jersey Fund to the Municipal Fund at the Closing Date. In addition to, and without limiting the foregoing, the New Jersey Fund and the Municipal Fund agree to take such action as may be necessary in order that the Municipal Fund shall have reasonable access to such other books and records as may be reasonably requested, all for three years after the Closing Date and for the three tax years ending December 31, 1994, December 31, 1995 and December 31, 1996; namely, general ledger, journal entries, voucher registers; distribution journal; payroll register, monthly balance owing report; income tax returns; tax depreciation schedules; and investment tax credit basis schedules.

16. GENERAL.

  This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the New Jersey Fund and Municipal Fund and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties thereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without regard to principles of conflicts or choice of law.

17. LIMITATION OF LIABILITY.

  Consistent with the Trust's Declarations of Trust, notice is hereby given and the parties hereto acknowledge and agree that this instrument is executed on behalf of the Trustees of the Trust on behalf of the Municipal Fund and the New Jersey Fund, respectively, as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders of the Trust, Municipal Fund or New Jersey Fund individually but binding only upon the assets and property of the Municipal Fund or the New Jersey Fund the case may be.

  IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

                                    VAN KAMPEN AMERICAN CAPITAL
                                    TAX FREE TRUST,
                                    a Delaware business trust on behalf of VAN
                                    KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME
                                    FUND

                                    By:

    ----------------------------------------------------------------------------

                                    Title:

    ----------------------------------------------------------------------------

Attest:

       ----------------------------------------

Title:

      ----------------------------------------

                                    VAN KAMPEN AMERICAN CAPITAL
                                    TAX FREE TRUST,
                                    a Delaware business trust on behalf of VAN
                                    KAMPEN AMERICAN CAPITAL NEW JERSEY TAX FREE
                                    INCOME FUND

                                    By:

    ----------------------------------------------------------------------------

                                    Title:

    ----------------------------------------------------------------------------

Attest:

       ----------------------------------------

Title:

      ----------------------------------------

                                                                      APPENDIX B

                      STATEMENT OF ADDITIONAL INFORMATION
                                       OF
                          VAN KAMPEN AMERICAN CAPITAL
                             MUNICIPAL INCOME FUND

                             Dated April 30, 1997,
                         as supplemented July 21, 1997

                          VAN KAMPEN AMERICAN CAPITAL

JULY 21, 1997 SUPPLEMENT TO STATEMENTS OF ADDITIONAL INFORMATION

                    Statement of Additional Information dated April 30, 1997 VKAC U.S. Government Fund
                    VKAC Insured Tax Free Income Fund
                    VKAC California Insured Tax Free Fund
                    VKAC Tax Free High Income Fund
                    VKAC Municipal Income Fund
                    VKAC Intermediate Term Municipal Income Fund
                    VKAC Florida Insured Tax Free Income Fund
                    VKAC New Jersey Tax Free Income Fund
                    VKAC New York Tax Free Income Fund
                    VKAC Pennsylvania Tax Free Income Fund

                    Statement of Additional Information dated April 25, 1997 VKAC Foreign Securities Fund

     The section of the Statement of Additional Information entitled the Trustees and Officers is hereby supplemented by adding Richard M. DeMartini and Don G. Powell, effective May 31, 1997, as Trustees of the Fund.

     Mr. DeMartini is President and Chief Operating Officer, Dean Witter Capital, a division of Dean Witter Reynolds Inc. Mr. DeMartini is a Director of InterCapital Funds, Dean Witter Distributors, Inc. and Dean Witter Trust Company. Trustee of the TCW/DW Funds. Director of the National Healthcare Resources, Inc. Formerly Vice Chairman of the Board of the National Association of Securities Dealers, Inc. and Chairman of the Board of The Nasdaq Stock Market, Inc. Trustee of each of the funds in the Fund Complex. Mr. DeMartini's principal business address is Two World Trade Center, 66th Floor, New York, NY 10048, and his date of birth is 10/12/52.

     Mr. Don G. Powell is currently Chairman and a Director of Van Kampen American Capital, Inc., VK/AC Holding, Inc., Van Kampen American Capital Distributors, Inc., Van Kampen American Capital Investment Advisory Corp., Van Kampen American Capital Asset Management, Inc., Van Kampen American Capital Management, Inc., Van Kampen American Capital Advisors, Inc., ACCESS Investor Services, Inc., Van Kampen American Capital Recordkeeping Services, Inc., Van Kampen American Capital Trust Company and Van Kampen American Capital Exchange Corporation. Prior to April 15, 1997, Chairman and a Director of Van Kampen American Capital Services, Inc. Prior to November 1996, President, Chief Executive Officer and a Director of VK/AC Holding, Inc. Chairman of the Board of Governors and the Executive Committee of the Investment Company Institute. Prior to July of 1996, President, Chief Executive Officer and a Trustee/Director of the funds in the Fund Complex, open-end investment companies advised by Van Kampen American Capital Management, Inc. and closed-end investment companies advised by Van Kampen American Capital Investment Advisory Corp. Mr. Powell's principal business address is 2800 Post Oak Blvd., 45th Floor, Houston, TX 77056, and his date of birth is 10/19/39.

     Dennis J. McDonnell resigned as a Trustee of the Fund, effective May 31, 1997.

                      STATEMENT OF ADDITIONAL INFORMATION

               VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME FUND

     Van Kampen American Capital Municipal Income Fund, formerly known as Van Kampen Merritt Municipal Income Fund (the "Fund"), seeks to provide high current income exempt from federal income taxes consistent with preservation of capital. The Fund attempts to achieve its investment objective by investing at least 80% of its assets in a diversified portfolio of tax-exempt municipal securities rated investment grade at the time of investment. There is no assurance that the Fund will achieve its investment objective. The Fund is a separate series of Van Kampen American Capital Tax Free Trust, a Delaware business trust (the
"Trust").

     This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Fund dated April 30, 1997 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge by writing or calling Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, IL 60181 at (800) 421-5666 (or (800) 421-2833 for the hearing impaired). This Statement of Additional Information incorporates by reference the entire Prospectus.

     The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. (the "SEC"). These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge.

                               TABLE OF CONTENTS

The Fund and the Trust...................................... B-2
Investment Policies and Restrictions........................ B-2
Additional Investment Considerations........................ B-4
Description of Municipal Securities Ratings................. B-13
Trustees and Officers....................................... B-19
Investment Advisory and Other Services...................... B-27
Custodian and Independent Accountants....................... B-29
Portfolio Transactions and Brokerage Allocation............. B-29
Tax Status of the Fund...................................... B-30
The Distributor............................................. B-30
Distribution and Service Plans.............................. B-31
Legal Counsel............................................... B-32
Performance Information..................................... B-32
Report of Independent Accountants........................... B-35
Financial Statements........................................ B-36
Notes to Financial Statements............................... B-54

       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED APRIL 30, 1997.

                             THE FUND AND THE TRUST

  Van Kampen American Capital Municipal Income Fund (the "Fund") is a separate series of the Trust, an open-end diversified management investment company. At present, the Fund, Van Kampen American Capital Insured Tax Free Income Fund, Van Kampen American Capital Tax Free High Income Fund, Van Kampen American Capital California Insured Tax Free Fund, Van Kampen American Capital Intermediate Term Municipal Income Fund, Van Kampen American Capital Florida Insured Tax Free Income Fund, Van Kampen American Capital New Jersey Tax Free Income Fund and Van Kampen American Capital New York Tax Free Income Fund have been organized as series of the Trust and have commenced investment operations. Van Kampen American Capital California Tax Free Income Fund, Van Kampen American Capital Michigan Tax Free Income Fund, Van Kampen American Capital Missouri Tax Free Income Fund and Van Kampen American Capital Ohio Tax Free Income Fund have been organized as series of the Trust but have not yet commenced investment operations. Other series may be organized and offered in the future.

  The Trust is an unincorporated business trust established under the laws of the state of Delaware by an Agreement and Declaration of Trust dated as of May 10, 1995, (the "Declaration of Trust"). The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares for each portfolio. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability. The Fund was originally organized as a sub-trust of a Massachusetts business trust by a Declaration of Trust dated August 15, 1985, under the name of Van Kampen Merritt Municipal Income Fund. The Fund was reorganized as a series of the Trust and adopted its present name as of July 31, 1995.

  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved. Except as described in the Prospectus, shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights. The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting.

  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the Investment Company Act of 1940, as amended (the "1940 Act") or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

                      INVESTMENT POLICIES AND RESTRICTIONS

  The investment objective of the Fund is set forth in the Prospectus under the caption "Investment Objective and Policies." There can be no assurance that the Fund will achieve its investment objective.

  Fundamental investment restrictions limiting the investments of the Fund provide that the Fund may not:

   1. With respect to 75% of its total assets, purchase any securities (other than obligations guaranteed by the United States Government or by its agencies or instrumentalities), if, as a result, more than 5% of the Fund's total assets (taken at current market value) would then be invested in securities of a single issuer or, if, as a result, the Fund would hold more than 10% of the outstanding voting securities of an issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   2. Invest more than 25% of its assets in a single industry. (As described in the Prospectus, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry), except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   3. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge, or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into when issued and delayed delivery transactions as described in the Prospectus.

   4. Make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   5. Buy any securities "on margin." Neither the deposit of initial or maintenance margin in connection with hedging transactions nor short term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

   6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except as hedging or risk management transactions in accordance with the requirements of the Securities and Exchange Commission and the Commodity Futures Trading Commission.

   7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   8. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to securities owned by the Fund would be deemed to constitute such control or participation, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   9. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and extent permitted by
      (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

  10. Invest in oil, gas or mineral leases or in equity interests in oil, gas, or other mineral exploration or development programs.

  11. Purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interest in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such securities (in which case the Fund may own, hold, foreclose, liquidate or otherwise dispose of real estate acquired as a result of a default on a mortgage), and except to the extent the options and futures and index contracts in which such Funds may invest for hedging and risk management purposes are considered to be commodities or commodities contracts.

  The Fund may not change any of these investment restrictions nor any other fundamental policy as they apply to the Fund without the approval of the lesser of (i) more than 50% of the Fund's outstanding shares or (ii) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

  The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as deemed advisable in view of prevailing or anticipated market conditions to accomplish the Fund's investment objectives. For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates. Frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities by the monthly average value of the securities in the portfolio during the year. Securities, including options, whose maturity or expiration date at the time of acquisition were one year or less are excluded from such calculation. The Fund anticipates that its annual portfolio turnover rate will normally be less than 100%.

                      ADDITIONAL INVESTMENT CONSIDERATIONS

MUNICIPAL SECURITIES

  Municipal securities include long-term obligations, which are often called municipal bonds, as well as shorter term municipal notes, municipal leases, and tax-exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities, and therefore the Fund generally expects to be invested primarily in longer term municipal securities. The Fund will, however, invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes and when redemption requests are expected. The two principal classifications of municipal bonds are "general obligation" and "revenue" or "special obligation" bonds, which include "industrial revenue bonds." General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source such as from the user of the facility being financed.

  Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of municipal authorities of entities used to finance the acquisition of equipment and facilities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled,
(b) the
ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality,
(e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation.

  Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Some municipal leases and participation certificates may not be readily marketable.

  The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantee of such payment obligations, of the municipal securities.

  The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals. There generally is no secondary market for these notes, although they are redeemable at face value. Each note purchase by the Fund will meet the criteria established for the purchase of municipal securities.

  The Fund also may invest up to 15% of its total assets in variable rate derivative municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest. Such variable rate derivative municipal securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative municipal securities whose rates vary inversely with changes in market rates of interest in response to such changes in market rates generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. In addition, the Fund may invest in derivative municipal securities the terms of which include elements of, or are similar in effect to, certain Strategic Transactions in which the Fund may engage. Such municipal securities may by their terms, for example, have economic characteristics comparable to, among other things, a swap, cap, floor or collar transaction with respect to such security for a period of time prior to its stated maturity. See "Additional Investment Considerations -- Strategic Transactions" in this Statement of Additional Information.

  Although the Fund will invest at least 80% of its assets in municipal securities rated investment grade at the time of investment, municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income.

  The Fund may invest up to 15% of its total assets in illiquid securities, securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933, as amended, that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading activities and the availability of price quotations), will not be treated as restricted securities by the Fund pursuant to such rules. The Fund may, from time to time, adopt a more restrictive limitation with respect to investment in illiquid and restricted securities in order to comply with the most restrictive state securities law, currently 10%. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, which the Board of Trustees or the Fund's investment adviser has determined under Board-approved guidelines to be liquid.

HIGH YIELD MUNICIPAL SECURITIES

  In normal circumstances, at least 80% of the Fund's total assets will be invested in investment grade tax-exempt municipal securities and up to 20% of the Fund's total assets may be invested in lower grade tax-exempt municipal securities. The amount of available information about the financial condition of municipal securities issuers is generally less extensive than that for corporate issuers with publicly traded securities and the market for tax-exempt municipal securities is considered to be generally less liquid than the market for corporate debt obligations. Liquidity relates to the ability of a Fund to sell a security in a timely manner at a price which reflects the value of that security. As discussed below, the market for lower grade tax-exempt municipal securities is considered generally to be less liquid than the market for investment grade tax-exempt municipal securities. Further, municipal securities in which the Fund may invest include special obligation bonds, lease obligations, participation certificates and variable rate instruments. The market for such securities may be particularly less liquid. The relative illiquidity of some of the Fund's portfolio securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a price which reflects the value of such security in the Adviser's judgment. Although the issuer of some such municipal securities may be obligated to redeem such securities at face value, such redemption could result in capital losses to the Fund to the extent that such municipal securities were purchased by the Fund at a premium to face value. The market for less liquid securities tends to be more volatile than the market for more liquid securities and market values of relatively illiquid securities may be more susceptible to change as a result of adverse publicity and investor perceptions than are the market values of higher grade, more liquid securities.

  The Fund's net asset value will change with changes in the value of its portfolio securities. Because the Fund will invest primarily in fixed income municipal securities, the Fund's net asset value can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities can be expected to decline. Net asset value and market value may be volatile due to the Fund's investment in lower grade and less liquid municipal securities. Volatility may be greater during periods of general economic uncertainty.

  The Adviser values the Fund's investments pursuant to guidelines adopted and periodically reviewed by the Board of Trustees. To the extent that there is no established retail market for some of the securities in which the Fund may invest, there may be relatively inactive trading in such securities and the ability of the Adviser to accurately value such securities may be adversely affected. During periods of reduced market liquidity and in the absence of readily available market quotations for securities held in the Fund's portfolio, the responsibility of the Adviser to value the Fund's securities becomes more difficult and the Adviser's judgment may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data. To the extent that the Fund invests in illiquid securities and securities which are restricted as to resale, the Fund may incur additional risks and costs. Illiquid and restricted securities are particularly difficult to dispose of.

  Lower grade tax-exempt municipal securities generally involve greater credit risk than higher grade municipal securities. A general economic downturn or a significant increase in interest rates could severely disrupt the market for lower grade tax-exempt municipal securities and adversely affect the market value of such securities. In addition, in such circumstances, the ability of issuers of lower grade tax-exempt municipal securities to repay principal and to pay interest, to meet projected financial goals and to obtain additional financing may be adversely affected. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the lower grade tax-exempt municipal securities in the Fund's portfolio and thus the Fund's net asset value. The secondary market prices of lower grade tax-exempt municipal securities are less sensitive to changes in interest rates than are those for higher rated tax-exempt municipal securities, but are more sensitive to adverse economic changes or individual issuer developments. Adverse publicity and investor perceptions, whether or not based on rational analysis, may also affect the value and liquidity of lower grade tax-exempt municipal securities.

  Yields on the Fund's portfolio securities can be expected to fluctuate over time. In addition, periods of economic uncertainty and changes in interest rates can be expected to result in increased volatility of the market prices of the lower grade tax-exempt municipal securities in the Fund's portfolio and thus in the net asset value of the Fund. Net asset value and market value may be volatile due to the Fund's investment in lower grade and less liquid municipal securities. Volatility may be greater during periods of general economic uncertainty. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of interest or a repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery thereof. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional capital with respect to such issuer or the project or projects to which the Fund's portfolio securities relate. Recent and proposed legislation may have an adverse impact on the market for lower grade tax-exempt municipal securities. Recent legislation requires federally-insured savings and loan associations to divest their investments in lower grade bonds. Other legislation has been proposed which, if enacted, could have an adverse impact on the market for lower grade tax-exempt municipal securities.

  The Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Adviser also may consider, although it does not rely primarily on, the credit ratings of S&P and Moody's in evaluating tax-exempt municipal securities. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Adviser continuously monitors the issuers of tax-exempt municipal securities held in the Fund's portfolio. The Fund may, if deemed appropriate by the Adviser, retain a security whose rating has been downgraded below B- by S&P or below B3 by Moody's, or whose rating has been withdrawn.

  Because issuers of lower grade tax-exempt municipal securities frequently choose not to seek a rating of their municipal securities, the Adviser will be required to determine the relative investment quality of many of the municipal securities in the Fund's portfolio. Further, because the Fund may invest up to 20% of its total assets in these lower grade municipal securities, achievement by the Fund of its investment objective may be more dependent upon the Adviser's investment analysis than would be the case if the Fund were investing exclusively in higher grade municipal securities. The relative lack of financial information available with respect to issuers of municipal securities may adversely affect the Adviser's ability to successfully conduct the required investment analysis.

STRATEGIC TRANSACTIONS

  The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific market movements) or to manage the effective maturity or duration of the Fund's fixed-income securities. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

  In the course of pursuing these investment strategies, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

  Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund. See "Tax Status" in the Prospectus.

  GENERAL CHARACTERISTICS OF OPTIONS.   Put options and call options typically
have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as

"primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.

  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

  The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

  The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, municipal obligations and Eurodollar instruments (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

  GENERAL CHARACTERISTICS OF FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

  The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

  The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

  OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

  COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

  The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

  USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate liquid high-grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid securities equal to the exercise price.

  OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index- based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

  With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

  The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company. See "Tax Status" in the Prospectus.

                  DESCRIPTION OF MUNICIPAL SECURITIES RATINGS

  STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group (S&P) rating symbols and their meanings (as published by S&P) follows:

     1.  DEBT

          A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

          The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

          The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

        The ratings are based, in varying degrees, on the following considerations:

        1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

        2. Nature of and provisions of the obligation;

        3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    AAA         Debt rated 'AAA' has the highest rating assigned by S&P.
                Capacity to pay interest and repay principal is extremely strong.

    AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

    A Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    BB          Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded, on
    B           balance, as predominantly speculative with respect to
    CCC         capacity to pay interest and repay principal. 'BB' indicates
    CC          the least degree of speculation and 'C' the highest. While
    C           such debt will likely have some quality and protective
                characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

    BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

    B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

    CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

    CC The rating 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

    C The rating 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

    CI The rating 'CI' is reserved for income bonds on which no interest is being paid.

    D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

           PLUS (+) or MINUS (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

    C The letter "c" indicates that the holder's option to tender the security for purchase may be canceled under certain prestated conditions enumerated in the tender option documents.

    I The letter "i" indicates the rating is implied. Such ratings are assigned only on request to entities that do not have specific debt issues to be rated. In addition, implied ratings are assigned to governments that have not requested explicit ratings for specific debt issues. Implied ratings on governments represent the sovereign ceiling or upper limit for ratings on specific debt issues of entities domiciled in the country.

    L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

    P The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgement with respect to such likelihood and risk.

                *Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

    NR Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries generally.

     2.  MUNICIPAL NOTES

          A S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating.

        The following criteria will be used in making that assessment:

          -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

          -- Source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

        The note rating symbols and definitions are as follows:

    SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are a plus
                (+) designation.

    SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

    SP-3        Speculative capacity to pay principal and interest.

     3.  COMMERCIAL PAPER

          A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

          Ratings are graded into several categories, ranging from 'A-1' for the highest-quality obligations to 'D' for the lowest. These categories are as follows:

    A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

    A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

    A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

    C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

    D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

     4.  TAX-EXEMPT DUAL RATINGS

          S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

          The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

  MOODY'S INVESTORS SERVICE--A brief description of the applicable Moody's Investors Service ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

     1.  LONG-TERM MUNICIPAL BONDS

    AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

    A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    BAA Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.
                Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    CON (..) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally and designated with the prefix "Con" followed by the rating in parentheses. These are bonds secured by:
                (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches the parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.

    (P) (..) When applied to forward delivery bonds, indicates that the rating is provisional pending the delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

    NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from AA to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

     2.  SHORT-TERM EXEMPT NOTES

          Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation. Such ratings will be designated as VMIG, SG or, if the demand feature is not rated, as NR.

          Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

          MIG 1/VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          MIG 2/VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

          MIG 3/VMIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          MIG 4/VMIG 4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

          SG. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

     3.  TAX-EXEMPT COMMERCIAL PAPER

          Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.

          Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

             Issuers rated Prime-1 (for related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

               - Leading market positions in well established industries.

               - High rates of return on funds employed.

               - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

               - Broad margins in earning coverage of fixed financial charges and high internal cash generation.

               - Well established access to a range of financial markets and assured sources of alternate liquidity.

             Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

             Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

             Issuers rated Not Prime do not fall within any of the Prime rating categories.

                             TRUSTEES AND OFFICERS

  The tables below list the trustees and officers of the Trust (of which the Fund is a separate series) and other executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with VK/AC Holding, Inc. ("VKAC Holding"), Van Kampen American Capital, Inc. ("Van Kampen American Capital" or "VKAC"), Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp."), Van Kampen American Capital Asset Management, Inc. ("Asset Management"), Van Kampen American Capital Distributors, Inc., the distributor of the Fund's shares (the "Distributor") and ACCESS Investors Services Inc., the Fund's transfer agent ("ACCESS"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisory Corp. and each of the open-end investment companies advised by the Asset Management (excluding the American Capital Exchange Fund and the Common Sense Trust).

                                    TRUSTEES

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------

J. Miles Branagan.........................  Private investor. Co-founder, and prior to August 1996,
1632 Morning Mountain Road                  Chairman, Chief Executive Officer and President, MDT
Raleigh, NC 27614                           Corporation (now known as Getinge/Castle, Inc., a
Date of Birth: 07/14/32                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment. Trustee of each of the funds in the
                                            Fund Complex.
Linda Hutton Heagy........................  Partner, Ray & Berndtson, Inc. An executive recruiting
Sears Tower                                 and management consulting firm. Formerly, Executive Vice
233 South Wacker Drive                      President of ABN AMRO, N.A., a Dutch bank holding
Suite 4020                                  company. Prior to 1992, Executive Vice President of La
Chicago, IL 60606                           Salle National Bank. Trustee of each of the funds in the
Date of Birth: 06/03/48                     Fund Complex.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036                      Group Inc. Prior to 1992, President and Chief Executive
Date of Birth: 02/29/52                     Officer, Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation. Trustee of
                                            each of the funds in the Fund Complex.
Dennis J. McDonnell*......................  President and a Director of VKAC. President, Chief
One Parkview Plaza                          Operating Officer and a Director of the Advisers.
Oakbrook Terrace, IL 60181                  Director or officer of certain other subsidiaries of
Date of Birth: 05/20/42                     VKAC. Prior to November 1996, Executive Vice President
                                            and a Director of VKAC Holding. President and Trustee of
                                            each of the funds in the Fund Complex. President,
                                            Chairman of the Board and Trustee of other investment
                                            companies advised by the Advisers or their affiliates.
Jack E. Nelson............................  President, Nelson Investment Planning Services, Inc., a
423 Country Club Drive                      financial planning company and registered investment
Winter Park, FL 32789                       adviser. President, Nelson Ivest Brokerage Services Inc.,
Date of Birth: 02/13/36                     a member of the National Association of Securities
                                            Dealers, Inc. ("NASD") and Securities Investors
                                            Protection Corp. ("SIPC"). Trustee of each of the funds
                                            in the Fund Complex.
Jerome L. Robinson........................  President, Robinson Technical Products Corporation, a
115 River Road                              manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                         and equipment. Director, Pacesetter Software, a software
Date of Birth: 10/10/22                     programming company specializing in white collar
                                            productivity. Director, Panasia Bank. Trustee of each of
                                            the funds in the Fund Complex.


                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------

Phillip B. Rooney.........................  Private investor. Director, Illinois Tool Works, Inc., a manufacturing
348 East Third Street                       company; Director, The Servicemaster Company, a business and consumer
Hinsdale, IL 60521                          services company; Director, Urban Shopping Centers Inc., a retail mall
Date of Birth: 07/08/44                     management company; Director, Stone Container Corp., a paper manufacturing company. Trustee, University of Notre Dame. Formerly,
                                            President and Chief Executive Officer, WMX Technologies Inc., an
                                            environmental services company, and prior to that President and Chief
                                            Operating Officer, WMX Technologies Inc. Trustee of each of the funds in the Fund Complex.
Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean of the Graduate School,
155 Hickory Lane                            Stevens Institute of Technology. Director, Dynalysis of Princeton, a
Closter, NJ 07624                           firm engaged in engineering research. Trustee of each of the funds in
Date of Birth: 08/02/24                     the Fund Complex.
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive                       (Illinois), legal counsel to the funds in the Fund Complex, open-end
Chicago, IL 60606                           funds advised by Van Kampen American Capital Management, Inc. and
Date of Birth: 08/22/39                     closed-end funds advised by Advisory Corp. Trustee of each of the funds in the Fund Complex, open-end funds advised by Van Kampen Capital
                                            Management, Inc. and closed-end funds advised by Advisory Corp.

---------------
* Such trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. McDonnell is an interested person of the Advisers and the Fund by reason of his positions with VKAC and its affiliates. Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund and is an interested person of Asset Management with respect to certain funds advised by Asset Management by reason of his firm in the past acting as legal counsel to Asset Management.

                                    OFFICERS

  Messrs. Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at One Parkview Plaza, Oakbrook Terrace, IL 60181. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------

Peter W. Hegel..............  Vice President                Executive Vice President of the Advisers.
  Date of Birth: 06/25/56                                   Director of Asset Management. Officer of
                                                            certain other subsidiaries of VKAC. Vice
                                                            President of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Curtis W. Morell............  Vice President and Chief      Senior Vice President of the Advisers, Vice
  Date of Birth: 08/04/46     Accounting Officer            President and Chief Accounting Officer of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.


                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Ronald A. Nyberg............  Vice President and Secretary  Executive Vice President, General Counsel
  Date of Birth: 07/29/53                                   and Secretary of VKAC. Executive Vice
                                                            President, General Counsel, Assistant
                                                            Secretary and a Director of the Advisers
                                                            and the Distributor. Executive Vice
                                                            President, General Counsel and Assistant
                                                            Secretary of ACCESS. Director or officer of
                                                            certain other subsidiaries of VKAC.
                                                            Director of ICI Mutual Insurance Co., a
                                                            provider of insurance to members of the
                                                            Investment Company Institute. Prior to
                                                            November 1996, Executive Vice President,
                                                            General Counsel and Secretary of VKAC
                                                            Holding. Vice President and Secretary of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.
Don G. Powell                                               Chairman, President, Chief Executive
2800 Post Oak Blvd.                                         Officer and a Director of VKAC. Chairman,
Houston, TX 77056                                           Chief Executive Officer and a Director of
  Date of Birth: 10/19/39                                   the Advisers and the Distributor. Chairman
                                                            and a Director of ACCESS. Director or
                                                            officer of certain other subsidiaries of
                                                            VKAC. Chairman of the Board of Governors
                                                            and the Executive Committee of the
                                                            Investment Company Institute. Prior to
                                                            November, 1996, President, Chief Executive
                                                            Officer and a Director of VKAC Holding.
                                                            President, Chief Executive Officer and a
                                                            Trustee/Director of certain investment
                                                            companies advised by Asset Management and
                                                            prior to July 1996, President, Chief
                                                            Executive Officer and a Trustee of the
                                                            funds in the Fund Complex and closed-end
                                                            investment companies advised by Advisory
                                                            Corp.

Alan T. Sachtleben..........  Vice President                Executive Vice President of the Advisers.
  Date of Birth: 04/20/42                                   Director of Asset Management. Director or
                                                            officer of certain other subsidiaries of
                                                            VKAC. Vice President of each of the funds
                                                            in the Fund Complex and certain other
                                                            investment companies advised by the
                                                            Advisers or their affiliates.

Paul R. Wolkenberg..........  Vice President                Executive Vice President of the VKAC, the
  Date of Birth: 11/10/44                                   Advisers and the Distributor. President,
                                                            Chief Executive Officer and a Director of
                                                            ACCESS. Director or officer of certain
                                                            other subsidiaries of VKAC. Vice President
                                                            of each of the funds in the Fund Complex
                                                            and certain other investment companies
                                                            advised by the Advisers or their
                                                            affiliates.

Edward C. Wood III..........  Vice President and Chief      Senior Vice President of the Advisers. Vice
  Date of Birth: 01/11/56     Financial Officer             President and Chief Financial Officer of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
John L. Sullivan............  Treasurer                     First Vice President of the Advisers.
  Date of Birth: 08/20/55                                   Treasurer of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Tanya M. Loden..............  Controller                    Vice President of the Advisers. Controller
  Date of Birth: 11/19/59                                   of each of the funds in the Fund Complex
                                                            and other investment companies advised by
                                                            the Advisers or the affiliates.

Nicholas Dalmaso............  Assistant Secretary           Assistant Vice President and Senior
  Date of Birth: 03/01/65                                   Attorney of VKAC. Assistant Vice President
                                                            and Assistant Secretary of the Advisers and
                                                            the Distributor. Officer of certain other
                                                            subsidiaries of VKAC. Assistant Secretary
                                                            of each of the funds in the Fund Complex
                                                            and other investment companies advised by
                                                            the Advisers or the affiliates.

Huey P. Falgout, Jr.........  Assistant Secretary           Assistant Vice President and Senior
  Date of Birth: 11/15/63                                   Attorney of VKAC. Assistant Vice President
                                                            and Assistant Secretary of the Advisers,
                                                            the Distributor and ACCESS. Officer of
                                                            certain other subsidiaries of VKAC.
                                                            Assistant Secretary of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

Scott E. Martin.............  Assistant Secretary           Senior Vice President, Deputy General
  Date of Birth: 08/20/56                                   Counsel and Assistant Secretary of VKAC.
                                                            Senior Vice President, Deputy General
                                                            Counsel and Secretary of the Advisers, the
                                                            Distributor and ACCESS. Officer of certain
                                                            other subsidiaries of VKAC. Prior to
                                                            November 1996, Senior Vice President,
                                                            Deputy General Counsel and Assistant
                                                            Secretary of VKAC Holding. Assistant
                                                            Secretary of each of the funds in the Fund
                                                            Complex and other investment companies
                                                            advised by the Advisers or the affiliates.

Weston B. Wetherell.........  Assistant Secretary           Vice President, Associate General Counsel
  Date of Birth: 06/15/56                                   and Assistant Secretary of VKAC, the
                                                            Advisers and the Distributor. Officer of
                                                            certain other subsidiaries of VKAC.
                                                            Assistant Secretary of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

Steven M. Hill..............  Assistant Treasurer           Assistant Vice President of the Advisers.
  Date of Birth: 10/16/64                                   Assistant Treasurer of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

M. Robert Sullivan..........  Assistant Controller          Assistant Vice President of the Advisers.
  Date of Birth: 03/30/33                                   Assistant Controller of each of the funds
                                                            in the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

  Each of the trustees holds the same position with each of the funds in the Fund Complex. As of December 31, 1996, there were 51 funds in the Fund Complex. Each trustee who is not an affiliated person of VKAC, the Advisers, the Distributor, ACCESS or Morgan Stanley (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of their compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as more fully described below. Each fund in the Fund Complex also provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  The compensation of each Non-Affiliated Trustee from each fund in the Fund Complex advised by Advisory Corp. (each a "VK Fund" and collectively the "VK Funds") includes an annual retainer in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

  The compensation of each Non-Affiliated Trustee from the funds in the Fund Complex advised by Asset Management (each an "AC Fund" or collectively the "AC Funds") includes an annual retainer in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund which is the subject of a special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

  The trustees approved an aggregate compensation cap with respect to funds in the Fund Complex of $84,000 per Non-Affiliated Trustee per year (excluding any retirement benefits) for the period July 22, 1995 through December 31, 1996, subject to the net assets and the number of funds in the Fund Complex as of July 21, 1995 and certain other exceptions. For the calendar year ended December 31, 1996, certain trustees received aggregate compensation from the funds in the Fund Complex over $84,000 due to compensation received but not subject to the cap, including compensation from new funds added to the Fund Complex after July 22, 1995 and certain special meetings in 1996. In addition, each of Advisory Corp. or Asset Management, as the case may be, agreed to reimburse each fund in the Fund Complex through December 31, 1996 for any increase in the aggregate trustee's compensation over the aggregate compensation paid by such fund in its 1994 fiscal year, provided that if a fund did not exist for the entire 1994 fiscal year appropriate adjustments will be made.

  Each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

  Each fund in the Fund Complex has adopted a retirement plan. Under the Fund's retirement plan, a Non-Affiliated Trustee who is receiving trustee's compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement from the Fund. Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund. Each trustee has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year. Asset Management has reimbursed each AC Fund for the expenses related to the retirement plan through December 31, 1996.

  Additional information regarding compensation and benefits for trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the Trust's most recently completed fiscal year or the Fund Complex' most recently completed calendar year ended December 31, 1996.

                            1996 COMPENSATION TABLE

                                                                                                            TOTAL
                                                                                                        COMPENSATION
                                                             PENSION OR          ESTIMATED MAXIMUM     BEFORE DEFERRAL
                              AGGREGATE COMPENSATION     RETIREMENT BENEFITS      ANNUAL BENEFITS         FROM FUND
                             BEFORE DEFERRAL FROM THE    ACCRUED AS PART OF     FROM THE TRUST UPON     COMPLEX PAID
          NAME(1)                    TRUST(2)                EXPENSES(3)           RETIREMENT(4)        TO TRUSTEE(5)
          -------            ------------------------    -------------------    -------------------    ---------------
J. Miles Branagan*                    $20,000                  $ 4,229                 $20,000            $104,875
Philip P. Gaughan                       3,750                    7,529                   6,750              16,875
Linda Hutton Heagy*                    20,000                      490                  20,000             104,875
Dr. Roger Hilsman                      20,000                        0                       0             103,750
R. Craig Kennedy*                      20,000                      380                  20,000             104,875
Donald C. Miller                       20,000                   13,241                   9,250             104,875
Jack E. Nelson*                        20,000                    2,636                  20,000              97,875
David Rees                              4,750                        0                       0              22,000
Jerome L. Robinson*                    20,000                   11,665                   7,250             101,625
Lawrence J. Sheehan                     4,750                        0                       0              22,000
Dr. Fernando Sisto*                    20,000                    7,056                  12,000             104,875
Wayne W. Whalen*                       20,000                    1,834                  20,000             104,875
William S. Woodside                    20,000                        0                       0             104,875

---------------
* Currently a member of the Board of Trustees. Mr. Phillip B. Rooney also is a current member of the Board of Trustees but is not included in the compensation table because he did not serve on the Board of Trustees or receive any compensation from the Trust prior to April 14, 1997. Messrs. McDonnell and Powell, also trustees of the Trust during all or a portion of the Trust's last fiscal year, are not included in the compensation table because they are affiliated persons of the Advisers and are not eligible for compensation or retirement benefits from the Trust.

(1) Persons not designated by an asterisk are not currently members of the Board of Trustees, but were members of the Board of Trustees during the Trust's most recently completed fiscal year. Messrs. Gaughan and Rees retired from the Board of Trustees on January 26, 1996 and January 29, 1996, respectively. Mr. Sheehan was removed from the Board of Trustees effective January 29, 1996. Messrs. Hilsman, Miller and Woodside retired from the Board of Trustees on December 31, 1996.

(2) The amounts shown in this column represent the aggregate compensation before deferral from all eight series of the Trust, including the Fund, with respect to the Trust's fiscal year ended December 31, 1996.

    The detail of aggregate compensation before deferral for each series, including the Fund, are shown in Table A below. Certain trustees deferred compensation from the Trust during the fiscal year ended December 31, 1996; the aggregate compensation deferred from all eight series of the Trust, including the Fund, is as follows: Mr. Branagan, $5,750; Mr. Gaughan, $3,750; Ms. Heagy, $15,000; Mr. Kennedy, $9,500; Mr. Miller, $20,000; Mr.
    Nelson, $20,000; Mr. Robinson, $18,000; and Mr. Whalen, $19,625. The details of amounts deferred for each series, including the Fund, are shown in Table B below. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to either the return on the common shares of such fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee from all eight series of the Trust, including the Fund, as of the Trust's fiscal year ended December 31, 1996 is as follows: Mr. Branagan, $5,678; Mr. Gaughan, $20,094; Ms. Heagy, $20,472; Mr. Kennedy, $47,294; Mr. Miller, $55,827; Mr. Nelson, $57,771; Mr. Robinson, $54,847; and Mr. Whalen,
    $49,269. The details of cumulative deferred compensation (including interest) for each series, including the Fund, are shown in Table C below. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the retirement benefits accrued by all eight series of the Trust, including the Fund, with respect to the Trust's fiscal year ended December 31, 1996. The details of retirement benefits accrued for each series, including the Fund, are shown in Table D below. The retirement plan is described above the Compensation Table.

(4) This is the estimated maximum annual benefits payable by the Trust in each year of the 10-year period commencing in the year of such trustee's retirement from the Trust. The estimated maximum annual benefit, except for trustees who have retired or are near retirement, is based upon $2,500 per series assuming: the trustee has 10 or more years of service on the Board of Trustees (including years of service prior to the adoption of the retirement plan) and retires at or after attaining the age of 60. Trustees retiring prior to the age of 60 or with fewer than 10 years of service for a series of the Trust may receive reduced retirement benefits from such series. The actual annual benefit may be less if the trustee is subject to the Fund Complex retirement benefit cap or if the trustee is not fully vested at the time of retirement. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table E below.

(5) The amounts shown in this column represent the aggregate compensation paid by all 51 of the investment companies in the Fund Complex as of December 31, 1996 before deferral by the trustees under the deferred compensation plan. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1996. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The trustees' Fund Complex compensation cap covered the period July 22, 1995 through December 31, 1996. For the calendar year ended December 31, 1996, certain trustees received compensation over $84,000 in the aggregate due to compensation received but not subject to the cap, including compensation from new funds added to the Fund Complex after July 22, 1995 and certain special meetings in 1996. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell, Powell and Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $243,375 during the calendar year ended December 31, 1996.

  As of April 4, 1997, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

                                                                         TABLE A
           1996 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES

                                                                               TRUSTEE
                                   FISCAL    ----------------------------------------------------------------------------
       FUND NAME                  YEAR-END   BRANAGAN   GAUGHAN   HEAGY    HILSMAN   KENNEDY   MILLER    NELSON     REES
       ---------                  --------   --------   -------   -----    -------   -------   ------    ------     ----
 Insured Tax Free Income Fund....  12/31     $ 3,125    $  625    $3,125   $3,125    $3,125    $ 3,125   $ 3,125   $  750
 Tax Free High Income Fund.......  12/31       3,125       625     3,125    3,125     3,125      3,125     3,125      750
 California Insured Tax Free
   Income Fund...................  12/31       3,125       625     3,125    3,125     3,125      3,125     3,125      750
 Municipal Income Fund...........  12/31       3,125       625     3,125    3,125     3,125      3,125     3,125      750
 Intermediate Term Municipal
   Income Fund...................  12/31       3,125       625     3,125    3,125     3,125      3,125     3,125      750
 Florida Insured Tax Free Income
   Fund..........................  12/31       3,125       625     3,125    3,125     3,125      3,125     3,125      750
 New Jersey Tax Free Income
   Fund..........................  12/31         625         0       625      625       625        625       625      125
 New York Tax Free Income Fund...  12/31         625         0       625      625       625        625       625      125
   Trust Total...................             20,000     3,750    20,000   20,000    20,000     20,000    20,000    4,750

                                                       TRUSTEE
                                   ------------------------------------------------
       FUND NAME                   ROBINSON   SHEEHAN   SISTO    WHALEN    WOODSIDE
       ---------                   --------   -------   -----    ------    --------
 Insured Tax Free Income Fund....   $3,125    $  750    $3,125   $ 3,125    $3,125
 Tax Free High Income Fund.......    3,125       750     3,125     3,125     3,125
 California Insured Tax Free
   Income Fund...................    3,125       750     3,125     3,125     3,125
 Municipal Income Fund...........    3,125       750     3,125     3,125     3,125
 Intermediate Term Municipal
   Income Fund...................    3,125       750     3,125     3,125     3,125
 Florida Insured Tax Free Income
   Fund..........................    3,125       750     3,125     3,125     3,125
 New Jersey Tax Free Income
   Fund..........................      625       125       625       625       625
 New York Tax Free Income Fund...      625       125       625       625       625
   Trust Total...................   20,000     4,750    20,000    20,000    20,000

                                                                         TABLE B

      1996 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH SERIES

                                                                                     TRUSTEE
                                     FISCAL    -----------------------------------------------------------------------------------
     FUND NAME                      YEAR-END   BRANAGAN   GAUGHAN   HEAGY    HILSMAN   KENNEDY   MILLER   NELSON   REES   ROBINSON
     ---------                      --------   --------   -------   -----    -------   -------   ------   ------   ----   --------
 Insured Tax Free Income Fund.....   12/31      $  875    $  625    $2,500     $0      $1,500    $3,125   $3,125    $0     $3,125
 Tax Free High Income Fund........   12/31         875       625     2,500      0       1,500     3,125    3,125     0      3,125
 California Insured Tax Free
   Income Fund....................   12/31         875       625     2,500      0       1,500     3,125    3,125     0      1,500
 Municipal Income Fund............   12/31         875       625     2,500      0       1,500     3,125    3,125     0      3,125
 Intermediate Term Municipal
   Income Fund....................   12/31         875       625     2,500      0       1,500     3,125    3,125     0      3,125
 Florida Insured Tax Free Income
   Fund...........................   12/31         875       625     2,500      0       1,500     3,125    3,125     0      3,125
 New Jersey Tax Free Income
   Fund...........................   12/31         250         0         0      0         250       625      625     0        625
 New York Tax Free Income Fund....   12/31         250         0         0      0         250       625      625     0        250
   Trust Total....................               5,750     3,750    15,000      0       9,500    20,000   20,000     0     18,000

                                                  TRUSTEE
                                    -----------------------------------
     FUND NAME                      SHEEHAN   SISTO   WHALEN   WOODSIDE
     ---------                      -------   -----   ------   --------
 Insured Tax Free Income Fund.....    $0       $0    $3,125       $0
 Tax Free High Income Fund........     0        0     3,125        0
 California Insured Tax Free
   Income Fund....................     0        0     3,125        0
 Municipal Income Fund............     0        0     3,125        0
 Intermediate Term Municipal
   Income Fund....................     0        0     3,125        0
 Florida Insured Tax Free Income
   Fund...........................     0        0     3,125        0
 New Jersey Tax Free Income
   Fund...........................     0        0       625        0
 New York Tax Free Income Fund....     0        0       250        0
   Trust Total....................     0        0    19,625        0

                                                                         TABLE C

        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST
                                AND EACH SERIES

                                                                                    TRUSTEE
                                    FISCAL    -----------------------------------------------------------------------------------
     FUND NAME                     YEAR-END   BRANAGAN   GAUGHAN   HEAGY    HILSMAN   KENNEDY   MILLER   NELSON   REES   ROBINSON
     ---------                     --------   --------   -------   -----    -------   -------   ------   ------   ----   --------
 Insured Tax Free Income Fund.....  12/31      $  864    $3,486    $3,412     $0      $7,792    $9,083   $9,476    $0     $8,925
 Tax Free High Income Fund........  12/31         864     3,486     3,412      0       7,792     9,083    9,476     0      8,925
 California Insured Tax Free
   Income Fund....................  12/31         864     3,486     3,412      0       7,792     9,083    9,476     0      8,925
 Municipal Income Fund............  12/31         864     3,486     3,412      0       7,792     9,083    9,083     0      8,925
 Intermediate Term Municipal
   Income Fund....................  12/31         864     3,486     3,412      0       7,792     9,083    9,476     0      8,925
 Florida Insured Tax Free Income
   Fund...........................  12/31         864     1,628     3,412      0       4,228     5,766    5,912     0      5,648
 New Jersey Tax Free Income
   Fund...........................  12/31         247       518         0      0       2,053     2,323    2,436     0      2,287
 New York Tax Free Income Fund....  12/31         247       518         0      0       2,053     2,323    2,436     0      2,287
   Trust Total....................              5,678    20,094    20,472      0      47,294    55,827   57,771     0     54,847

                                                  TRUSTEE
                                    -----------------------------------
     FUND NAME                      SHEEHAN   SISTO   WHALEN   WOODSIDE
     ---------                      -------   -----   ------   --------
 Insured Tax Free Income Fund.....    $0       $0    $7,967       $0
 Tax Free High Income Fund........     0        0     7,967        0
 California Insured Tax Free
   Income Fund....................     0        0     7,967        0
 Municipal Income Fund............     0        0     7,967        0
 Intermediate Term Municipal
   Income Fund....................     0        0     7,967        0
 Florida Insured Tax Free Income
   Fund...........................     0        0     5,486        0
 New Jersey Tax Free Income
   Fund...........................     0        0     1,974        0
 New York Tax Free Income Fund....     0        0     1,974        0
   Trust Total....................     0        0    49,269        0

                                                                         TABLE D

       1996 RETIREMENT BENEFITS ACCRUED AS PART OF EXPENSES FOR THE TRUST
                                AND EACH SERIES

                                                                                TRUSTEE
                                     FISCAL    --------------------------------------------------------------------------
      FUND NAME                     YEAR-END   BRANAGAN   GAUGHAN   HEAGY   HILSMAN   KENNEDY   MILLER   NELSON    REES
      ---------                     --------   --------   -------   -----   -------   -------   ------   ------    ----
 Insured Tax Free Income Fund.....   12/31         499     2,086      56          0      48      3,503      394         0
 Tax Free High Income Fund........   12/31         499     2,039      56          0      48      3,532      383         0
 California Insured Tax Free
   Income Fund....................   12/31         499     1,950      56          0      47      3,440      373         0
 Municipal Income Fund............   12/31         499     1,454      56          0      46      2,766      315         0
 Intermediate Term Municipal
   Income Fund....................   12/31         499         0      56          0      41          0      259         0
 Florida Insured Tax Free Income
   Fund...........................   12/31         578         0      70          0      50          0      304         0
 New Jersey Tax Free Income
   Fund...........................   12/31         578         0      70          0      50          0      304         0
 New York Tax Free Income Fund....   12/31         578         0      70          0      50          0      304         0
   Trust Total....................               4,229     7,529     490          0     380     13,241    2,636         0

                                                        TRUSTEE
                                    -----------------------------------------------
      FUND NAME                     ROBINSON   SHEEHAN   SISTO    WHALEN   WOODSIDE
      ---------                     --------   -------   -----    ------   --------
 Insured Tax Free Income Fund.....    2,490         0       861     283          0
 Tax Free High Income Fund........    2,472         0       861     272          0
 California Insured Tax Free
   Income Fund....................    2,439         0       861     265          0
 Municipal Income Fund............    2,346         0       861     219          0
 Intermediate Term Municipal
   Income Fund....................    1,918         0       861     177          0
 Florida Insured Tax Free Income
   Fund...........................        0         0       917     206          0
 New Jersey Tax Free Income
   Fund...........................        0         0       917     206          0
 New York Tax Free Income Fund....        0         0       917     206          0
   Trust Total....................   11,665         0     7,056   1,834          0

                                                                         TABLE E

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST

                                                                                         TRUSTEE
                                                        -------------------------------------------------------------------------
FUND NAME                                               BRANAGAN   HEAGY    KENNEDY   NELSON   ROONEY   ROBINSON   SISTO   WHALEN
---------                                               --------   -----    -------   ------   ------   --------   -----   ------
  Insured Tax Free Income Fund.........................   1995      1995     1993      1984     1997      1992     1995     1984
  Tax Free High Income Fund............................   1995      1995     1993      1985     1997      1992     1995     1985
  California Insured Tax Free Income Fund..............   1995      1995     1993      1985     1997      1992     1995     1985
  Municipal Income Fund................................   1995      1995     1993      1990     1997      1992     1995     1990
  Intermediate Term Municipal Income Fund..............   1995      1995     1993      1993     1997      1993     1995     1993
  Florida Insured Tax Free Income Fund.................   1995      1995     1994      1994     1997      1994     1995     1994
  New Jersey Tax Free Income Fund......................   1995      1995     1994      1994     1997      1994     1995     1994
  New York Tax Free Income Fund........................   1995      1995     1994      1994     1997      1994     1995     1994

  As of April 4, 1997, no person was known by the Fund to own beneficially or to hold of record as much as 5% of the Outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:

                                                                AMOUNT OF
                                                                OWNERSHIP
                                                                   OF         CLASS OF    PERCENTAGE
                 NAME AND ADDRESS OF HOLDER                   APRIL 4, 1997    SHARES    OF OWNERSHIP
                 --------------------------                   -------------   --------   ------------
MLPF&S for the Sole Benefit of its Customers................     52,185          C          6.36%
ATTN Fund Administration
4800 Deer Lake Dr E FL 3
Jacksonville, FL 32246-6484
Hill & Wilkinson Inc........................................     42,353          C          5.16%
11969 Plano Rd Ste 190
Dallas, TX 75243-5486

                     INVESTMENT ADVISORY AND OTHER SERVICES

  The Adviser is the Fund's investment adviser. The Adviser was incorporated as a Delaware corporation in 1982 (and through December 31, 1987 transacted business under the name of American Portfolio Advisory Service Inc.).

  The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("VKAC"), which is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is a wholly-owned subsidiary of MSAM Holdings II, Inc. which, in turn, is a wholly-owned subsidiary of Morgan Stanley Group Inc. The principal office of the Fund, the Adviser, the Distributor and VKAC is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.

  On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, Van Kampen American Capital Asset Management, Inc. will be an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

  Dean Witter, Discover & Co. is a financial services company with three major businesses; full service brokerage, credit services and asset management.

  The investment advisory agreement provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase. The Adviser also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as officers of the Fund and trustees of the Trust if duly elected to such positions.

  The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

  The Adviser's activities are subject to the review and supervision of the Board of Trustees of the Trust, of which the Fund is a series, to whom the Adviser renders periodic reports of the Fund's investment activities.

  The investment advisory agreement for the Fund will continue in effect from year to year if specifically approved by the Trustees of the Trust, of which the Fund is a separate series (or by the Fund's shareholders), and by the disinterested trustees in compliance with the requirements of the 1940 Act. The agreement may be terminated without penalty upon 60 days' written notice by either party thereto and will automatically terminate in the event of assignment.

  The investment advisory agreement specifies that the Adviser will reimburse the Fund for annual expenses of the Fund which exceed the most stringent limit prescribed by any state in which the Fund's shares are offered for sale. Currently, the most stringent limit in any state would require such reimbursement to the extent that aggregate operating expenses of the Fund (excluding interest, taxes and other expenses which may be excludable under applicable state law) exceed in any fiscal year 2 1/2% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1 1/2% of the remaining average annual net assets of the Fund. In addition to making any required reimbursements, the Adviser may in its discretion, but is not obligated to, waive all or any portion of its fee or assume all or any portion of the expenses of the Fund.

  For the years ended December 31, 1996, 1995 and 1994, the Fund paid advisory expenses of $4,825,272, $3,765,225 and $3,475,616, respectively.

OTHER AGREEMENTS

  ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which the Adviser provides accounting services supplementary to those provided by the Custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund shares together with the other Van Kampen American Capital mutual funds in the cost of providing such services, with 25% of such costs shared proportionately based on the number of outstanding classes of securities per fund and with the remaining 75 percent of such cost being paid by the Fund and such other Van Kampen American Capital funds based proportionally on their respective net assets.

  For the years ended December 31, 1996, 1995 and 1994, the Fund paid expenses of approximately $80,200, $51,800 and $18,250, respectively, representing the Adviser's cost of providing accounting services.

  LEGAL SERVICES AGREEMENT. The Fund and each of the other Van Kampen American Capital funds advised by the Adviser and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen American Capital provides legal services, including without limitation: accurate maintenance of the funds' minute books and records, preparation and oversight of the funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurances and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen American Capital. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

  For the years ended December 31, 1996, 1995 and 1994, the Fund paid expenses of approximately $27,900, $30,700 and $21,950, respectively, representing Van Kampen American Capital's cost of providing legal services.

                     CUSTODIAN AND INDEPENDENT ACCOUNTANTS

  State Street Bank and Trust Company, 225 Franklin Street, P.O. Box 1713, Boston, MA 02105-1713, is the custodian of the Fund and has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

  The independent accountants for the Fund are KPMG Peat Marwick LLP, Chicago, Illinois. The selection of independent accountants will be subject to ratification by the shareholders of the Fund at any annual meeting of shareholders.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Adviser will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund, or the Adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits derived are available for all clients of the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses.

  If it is believed to be in the best interests of the Fund, the Adviser may place portfolio transactions with brokers who provide the types of research described above, even if it means the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security), than would be the case if no weight were given to the broker's furnishing of those research services. This will be done, however, only if, in the opinion of the Fund's Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of such services.

  In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration that certain firms (i) provide market, statistical or other research information such as that set forth above to the Fund or the Adviser, (ii) have sold or are selling shares of the Fund and (iii) may select firms that are affiliated with the Fund, the Adviser, or its distributor and other principal underwriters.

  If purchases or sales of securities of the Fund and of one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the respective sizes of the Fund and other investment companies and clients and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

  While the Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the trustees of the Trust, of which the Fund is a separate series.

  The trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

  State securities laws may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.

                             TAX STATUS OF THE FUND

  The Trust and any of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund intends to qualify each year and to elect to be treated as a regulated investment company under the Code. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gains, which are the excess of long-term capital gains over net short-term capital losses) in each year, it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.

                                THE DISTRIBUTOR

  The Distributor offers one of the industry's broadest lines of investments -- encompassing mutual funds, closed-end funds and unit investment trusts -- and is currently the nation's 5th largest broker-sold mutual fund group according to Strategic Insight, July 1995. VKAC manages or supervises more than $57 billion in mutual funds, closed-end funds and unit investment trusts -- assets which have been entrusted to VKAC in more than 2 million investor accounts. VKAC has one of the largest research teams (outside of the rating agencies) in the country, with more than 80 analysts devoted to various specializations. Each of our high yield analysts, based either in San Francisco, Chicago, Houston or Boston, has the responsibility to cover a specific region of the country. This regional focus enables each high yield analyst to provide more specialized coverage of the market and alert the portfolio manager to issues of local importance.

  Shares of the Fund are offered on a continuous basis through the Distributor. The Distributor is a wholly owned subsidiary of Van Kampen American Capital, Inc., which is a subsidiary of VK/AC Holding, Inc. MSAM Holdings II, Inc. which, in turn, is a wholly-owned subsidiary of Morgan Stanley Group Inc. The principal office of the Fund, the Adviser, the Distributor and VKAC is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.

  On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, Van Kampen American Capital Asset Management, Inc. will be an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

  Dean Witter, Discover & Co. is a financial services company with three major businesses; full service brokerage, credit services and asset management.

  Pursuant to a distribution agreement, the Distributor will purchase shares of the Fund for resale to the public, either directly or through securities dealers, and is obligated to purchase only those shares for which it has received purchase orders. A discussion of how to purchase and redeem the Fund's shares and how the Fund's shares are priced is contained in the Prospectus.

                         DISTRIBUTION AND SERVICE PLANS

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of shares. The Distribution Plan and Service Plan sometimes are referred to herein collectively as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Plans are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor and sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

  Under the Distribution and Service Agreement and the Selling Agreements, financial intermediaries that sold shares prior to July 1, 1987, or prior to the beginning of the calendar quarter in which the Selling Agreement between the Fund and such financial intermediary was approved by the Fund's Board of Trustees (an "Implementation Date") are not eligible to receive compensation pursuant to such Distribution and Service Agreement or Selling Agreement. To the extent that there remain outstanding shares of the Fund that were purchased prior to all Implementation Dates, the percentage of the total average daily net asset value of a class of shares that may be utilized pursuant to the Distribution and Service Agreement will be less than the maximum percentage amount permissible with respect to such class of shares under the Distribution and Service Agreement.

  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Plans and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to either class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to either class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

  For the fiscal year ended December 31, 1996, the Fund's aggregate expenses under the Plans for Class A shares were $1,990,737 or 0.25% of the Class A shares' average net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Fund shareholders and for administering the Plans. For the fiscal year ended December 31, 1996, the Fund's aggregate expenses under the Plans for Class B shares were $2,084,477 or 1.00% of the Class B shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $1,563,358 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B shares of the Fund and $521,119 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Plans. For the fiscal year ended December 31, 1996, the Fund's aggregate expenses under the Plans for Class C shares were

$119,847 or 1.00% of the Class C shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $51,203 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C shares of the Fund and $68,644 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Plans.

                                 LEGAL COUNSEL

  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                            PERFORMANCE INFORMATION

  From time to time marketing materials may provide a portfolio manager update, an adviser update or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sectors, ten largest holdings and other Fund asset structures, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how Van Kampen American Capital believes the Fund compares relative to other Van Kampen American Capital funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the Internet.

  The Fund's yield quotation is determined on a monthly basis with respect to the immediately preceding 30 day period, and yield is computed by dividing the Fund's net investment income per share of a given class earned during such period by the Fund's maximum offering price (including, with respect to the Class A Shares, the maximum initial sales charge) per share of such class on the last day of such period. The Fund's net investment income per share is determined by taking the interest attributable to a given class of shares earned by the Fund during the period, subtracting the expenses attributable to a given class of shares accrued for the period (net of any reimbursements), and dividing the result by the average daily number of the shares of each class outstanding during the period that were entitled to receive dividends. The yield calculation formula assumes net investment income is earned and reinvested at a constant rate and annualized at the end of a six month period. Yield will be computed separately for each class of shares. Class B Shares redeemed during the first six years after their issuance and Class C Shares redeemed during the first year after their issuance may be subject to a contingent deferred sales charge in a maximum amount equal to 4% and 1%, respectively, of the lesser of the then current net asset value of the shares redeemed or their initial purchase price from the Fund. Yield quotations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

  Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.

  The Fund calculates average compounded total return by determining the redemption value (less any applicable contingent deferred sales charge) at the end of specified periods (after adding back all dividends and other distributions made during the period) of a $1,000 investment in a given class of shares of the Fund (less the maximum sales charge, if any) at the beginning of the period, annualizing the increase or decrease over the specified period with respect to such initial investment and expressing the result as a percentage. Average compounded total return will be computed separately for each class of shares.

  Total return figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share of a given class can be expected to fluctuate over time, and accordingly upon redemption a shareholder's shares may be worth more or less than their original cost.

  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, including or excluding any applicable sales charge as indicated, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge with respect to the CDSC imposed at the time of redemption were reflected, it would reduce the performance quoted.

CLASS A SHARES

  The average total return, including payment of maximum sales charge, with respect to the Class A Shares for (i) the one year period ended December 31, 1996 was (.91%); (ii) the 5 year period ended December 31, 1996 was 5.72%; (iii) the approximately six year, five month period from August 1, 1990 (the commencement of investment operations of the Fund) through December 31, 1996 was 7.00%.

  The Fund's yield with respect to the Class A Shares for the 30 day period ending December 30, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 4.86%. The tax-equivalent yield with respect to Class A Shares for the 30 day period ending December 30, 1996 (Calculated in the manner described in The Prospectus under the heading "Fund Performance" and assuming a 36% tax rate) was 7.59%. The Fund's current distribution rate with respect to the Class A Shares for the month ending December 31, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 5.50%.

  The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to the end of the current period was 54.39%.

  The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to the end of the current period was 62.08%.

CLASS B SHARES

  The average total return, including payment of the CDSC, with respect to the Class B Shares for (i) the one year period ended December 31, 1996 was (.64%) and (ii) the approximately four year, five month period of August 24, 1992 (commencement of distribution) through December 31, 1996 was 4.98%.

  The Fund's yield with respect to the Class B Shares for the 30 day period ending December 30, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 4.34%. The tax-equivalent yield with respect to Class B Shares for the 30 day period ending December 30, 1996 (Calculated in the manner described in The Prospectus under the heading "Fund Performance" and assuming a 36% tax rate) was 6.78%. The Fund's current distribution rate with respect to the Class B Shares for the month ending December 31, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 5.03%.

  The Fund's cumulative non-standardized total return, including payment of the CDSC, with respect to the Class B Shares from its inception to the end of the current period was 23.60%.

  The Fund's cumulative non-standardized total return, excluding payment of the CDSC, with respect to the Class B Shares from its inception to the end of the current period was 25.08%.

CLASS C SHARES

  The average total return, including payment of the CDSC, with respect to the Class C Shares for (i) the one year period ended December 31, 1996 was 2.18% and
(ii) the approximately three year, five month period of August 13, 1993 (commencement of distribution) through December 31, 1996 was 3.78%.

  The Fund's yield with respect to the Class C Shares for the 30 day period ending December 30, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 4.34%.

The tax-equivalent yield with respect to Class C Shares for the 30 day period ending December 30, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance" and assuming a 36% tax rate) was 6.78%. The Fund's current distribution rate with respect to the Class C Shares for the month ending December 31, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 5.04%.

  The Fund's cumulative non-standardized total return, including payment of the CDSC, with respect to the Class C Shares from its inception to the end of the current period was 13.38%.

  The Fund's cumulative non-standardized total return, excluding payment of the CDSC, with respect to the Class C Shares from its inception to the end of the current period was 13.38%.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Municipal Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Municipal Income Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Chicago, Illinois
February 7, 1997

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity     Market Value
-----------------------------------------------------------------------------------------------------------
          MUNICIPAL BONDS
          ALABAMA  3.4%
$ 2,100   Alabama St Indl Dev Auth Rev UNR-ROHN Inc Expansion Proj....   7.500%  09/15/11    $    2,101,617
  5,000   Alabama St Indl Dev Auth Solid Waste Disp Rev Pine City
          Fiber Co (b)................................................   6.450   12/01/23         5,016,550
  3,000   Alabama Wtr Pollutn Ctl Auth Revolving Fund Ln Ser A (AMBAC
          Insd) (c)...................................................   6.750   08/15/17         3,333,900
  5,205   Bay Minette, AL Indl Dev Brd Indl Dev Rev Coltec Inds Inc
          Rfdg........................................................   6.500   02/15/09         5,205,833
    875   Bessemer, AL Indl Dev Brd Rohn Inc Proj.....................   9.000   09/15/01           934,308
  1,750   Bessemer, AL Indl Dev Brd Rohn Inc Proj.....................   9.500   09/15/11         2,075,692
 13,400   Birmingham, AL Baptist Med Cent Baptist Hlth Sys Inc (MBIA
          Insd).......................................................   5.875   11/15/26        13,721,332
  1,250   Fort Payne, AL Wtrwrks Brd Wtr Rev (MBIA Insd)..............   5.300   07/01/11         1,241,887
  1,000   Mobile, AL Indl Dev Brd Solid Waste Disp Rev Mobile Energy
          Svcs Co Proj Rfdg...........................................   6.950   01/01/20         1,065,640
                                                                                             --------------
                                                                                                 34,696,759
                                                                                             --------------
          ALASKA  0.4%
  2,500   Alaska Energy Auth Pwr Rev Bradley Lake Proj Ser 1 (BIGI
          Insd).......................................................   6.250   07/01/21         2,553,475
  1,000   Valdez, AK Marine Term Rev Sohio Pipeline Rfdg..............   7.125   12/01/25         1,111,610
                                                                                             --------------
                                                                                                  3,665,085
                                                                                             --------------
          ARIZONA  2.2%
  1,000   Maricopa Cnty, AZ Indl Dev Auth Indl Dev Rev Borden Inc
          Proj........................................................   5.040   10/01/12           999,340
  1,000   Maricopa Cnty, AZ Indl Dev Auth Multi-Family Hsg Rev Rfdg...   6.500   07/01/09         1,040,210
  1,000   Pima Cnty, AZ Indl Dev Auth Single Family Mtg Rev (GNMA
          Collateralized) (c).........................................   6.625   11/01/14         1,041,890
  5,220   Pinal Cnty, AZ Sch Dist No 8 Mammoth Ser A..................   9.500   07/01/10         6,365,111
    500   Scottsdale, AZ Indl Dev Auth Rev 1st Mtg Westminster Village
          Ser A Rfdg..................................................   8.250   06/01/15           544,205
  1,875   Scottsdale, AZ Indl Dev Hosp Scottsdale Mem Hosp Ser A Rfdg
          (AMBAC Insd) (b)............................................   6.000   09/01/12         1,921,050
  1,750   Scottsdale, AZ Indl Dev Hosp Scottsdale Mem Hosp Ser A Rfdg
          (AMBAC Insd) (b)............................................   6.125   09/01/17         1,795,675
    500   Tempe, AZ Indl Dev Auth Indl Dev Rev Ser A..................   6.750   12/01/13           505,795
  7,000   Tucson, AZ Arpt Auth Inc Spl Fac Rev Lockheed Aermod Cent
          Inc.........................................................   8.700   09/01/19         7,939,540
                                                                                             --------------
                                                                                                 22,152,816
                                                                                             --------------
          ARKANSAS  0.7%
  5,470   Dogwood Addition PRD Muni Ppty Owners Multi-Purp Impt Dist
          No 8 AR Impt Ser A..........................................   7.500   01/31/06         5,251,200
  5,470   Dogwood Addition PRD Muni Ppty Owners Multi-Purp Impt Dist
          No 8 AR Impt Ser B..........................................   7.500   01/31/06         1,641,000
                                                                                             --------------
                                                                                                  6,892,200
                                                                                             --------------
          CALIFORNIA  6.8%
  5,385   California Edl Fac Auth Rev College of Osteopathic Med
          Pacific (Prerefunded @ 06/01/03)............................   7.500   06/01/18         6,057,909
  2,880   California Edl Fac Auth Rev Univ of La Verne................   6.300   04/01/09         2,970,173
  4,980   California Hlth Fac Fin Auth Rev Kaiser Permanente Med Cent
          (c).........................................................   5.450   10/01/13         4,843,697
  4,745   California Hsg Fin Agy Rev Home Mtg Ser N (c)...............   6.375   02/01/27         4,840,090
  2,000   California Statewide Cmntys Dev Auth Rev Ctfs Partn Sisters
          Charity.....................................................   4.875   12/01/10         1,852,820
  2,000   Compton, CA Ctfs Partn Ser B................................   7.500   08/01/15         2,115,800
  4,285   Delano, CA Ctfs Partn Ser A.................................   9.250   01/01/22         4,825,767
  1,000   El Centro, CA Ctfs Partn....................................   7.000   06/01/19         1,018,110
  2,660   Escondido, CA Jt Pwrs Fin Auth Lease Rev (AMBAC Insd).......       *   09/01/10         1,206,044
  5,875   Escondido, CA Jt Pwrs Fin Auth Lease Rev (AMBAC Insd).......       *   09/01/11         2,482,129
  3,890   Escondido, CA Jt Pwrs Fin Auth Lease Rev (AMBAC Insd).......       *   09/01/13         1,425,568
  5,430   Escondido, CA Jt Pwrs Fin Auth Lease Rev (AMBAC Insd).......       *   09/01/14         1,849,784
  3,500   Escondido, CA Union High Sch Dist Cap Apprec (MBIA Insd)....       *   11/01/19           963,480
  5,000   Escondido, CA Union High Sch Dist Cap Apprec (MBIA Insd)....       *   11/01/20         1,300,200
    965   Fairfield, CA Hsg Auth Mtg Rev Creekside Estates Proj
          Rfdg........................................................   7.875   02/01/15           993,960
  2,800   Los Angeles Cnty, CA Ctfs Partn.............................   6.100   11/01/01         2,972,144
  1,000   Los Angeles, CA Cmnty Redev Agy Cmnty Redev Fin Auth Rev
          Grand Cent Sq Ser A.........................................   5.900   12/01/26           975,940

                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity     Market Value
-----------------------------------------------------------------------------------------------------------

          CALIFORNIA (CONTINUED)
$ 3,065   Los Angeles, CA Wastewater Sys Rev Ser A (FGIC Insd)........   5.000%  02/01/13    $    2,935,780
  1,000   Madera Cnty, CA Ctfs Partn Vly Children's Hosp (MBIA
          Insd).......................................................   6.125   03/15/23         1,047,820
  2,825   Midpeninsula Regl Dist CA Fin Auth Rev......................       *   09/01/15           991,236
  1,155   Midpeninsula Regl Open Space CA (AMBAC Insd)................       *   09/01/19           320,963
  1,265   Midpeninsula Regl Open Space CA (AMBAC Insd)................       *   09/01/22           296,351
  1,380   Midpeninsula Regl Open Space CA (AMBAC Insd)................       *   09/01/25           272,398
    900   Monterey, CA Regl Wastewater Fin Auth Wastewater Contract
          Rev (FSA Insd)..............................................       *   06/01/10           425,628
    800   Monterey, CA Regl Wastewater Fin Auth Wastewater Contract
          Rev (FSA Insd)..............................................       *   06/01/11           355,296
    700   Monterey, CA Regl Wastewater Fin Auth Wastewater Contract
          Rev (FSA Insd)..............................................       *   06/01/12           291,669
    700   Monterey, CA Regl Wastewater Fin Auth Wastewater Contract
          Rev (FSA Insd)..............................................       *   06/01/13           272,944
    700   Monterey, CA Regl Wastewater Fin Auth Wastewater Contract
          Rev (FSA Insd)..............................................       *   06/01/14           255,556
    500   Norco, CA Swr & Wtr Rev Rfdg................................   7.200   10/01/19           532,530
    300   Northern CA Pwr Agy Pub Pwr Rev Geothermal Proj No 3 Ser
          A...........................................................   5.000   07/01/09           291,582
  3,200   Orange Cnty, CA Cmnty Fac Dist Spl Tax No 88-1 Aliso Viejo
          Ser A (Prerefunded @ 08/15/02)..............................   7.350   08/15/18         3,728,288
  6,450   Orange Cnty, CA Recovery Ctfs Ser A (MBIA Insd) (c).........   6.000   07/01/07         6,971,934
  1,000   Redondo Beach, CA Pub Fin South Bay Cent Redev Proj.........   7.125   07/01/26         1,056,300
  4,000   Riverside Cnty, CA Air Force Village West Inc Ser A Rfdg....   8.125   06/15/20         4,271,320
  2,000   Santa Ana, CA Cmnty Redev Agy Tax Ser B Rfdg................   7.500   09/01/16         2,034,200
                                                                                             --------------
                                                                                                 69,045,410
                                                                                             --------------
          COLORADO  5.5%
  2,840   Adams Cnty, CO Single Family Mtg Rev Ser A..................   8.875   08/01/10         3,819,090
  3,985   Adams Cnty, CO Single Family Mtg Rev Ser A (c)..............   8.875   08/01/12         5,459,649
 10,500   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev E-470 Proj Ser
          C...........................................................       *   08/31/26         1,271,025
  1,010   Arapahoe Cnty, CO Single Family Mtg Rev Ser A (GNMA
          Collateralized).............................................   8.375   08/01/19         1,050,026
    500   Berry Creek Metro Dist CO...................................   8.250   12/01/11           551,550
    500   Boulder Cnty, CO Indl Dev Rev Boulder Med Cent Proj.........   8.875   01/01/17           515,875
  1,000   Bowles Metro Dist CO........................................   7.750   12/01/15         1,027,870
  1,500   Colorado Hlth Fac Auth Rev PLS Hlth Sys Proj Ser A
          (Prerefunded @ 02/15/01) (FSA Insd).........................   6.250   02/15/21         1,625,310
  2,000   Denver, CO City & Cnty Arpt Rev Ser A.......................   7.000   11/15/99         2,124,860
  8,550   Denver, CO City & Cnty Arpt Rev Ser A.......................   8.500   11/15/23         9,763,074
  5,000   Denver, CO City & Cnty Arpt Rev Ser A (c)...................   8.000   11/15/25         5,586,450
  2,750   Denver, CO City & Cnty Spl Fac Arpt Rev United Airls Proj
          Ser A.......................................................   6.875   10/01/32         2,878,865
  1,000   Edgewater, CO Redev Auth Tax Increment Rev..................   6.750   12/01/08         1,072,260
    950   El Paso Cnty, CO Sch Dist No 003 Widefield Ser A (MBIA
          Insd).......................................................       *   12/15/12           383,572
    905   El Paso Cnty, CO Sch Dist No 003 Widefield Ser A (MBIA
          Insd).......................................................       *   12/15/13           341,439
  1,320   El Paso Cnty, CO Sch Dist No 003 Widefield Ser A (MBIA
          Insd).......................................................       *   12/15/14           466,026
  1,420   El Paso Cnty, CO Sch Dist No 003 Widefield Ser A (MBIA
          Insd).......................................................       *   12/15/15           472,548
  1,420   El Paso Cnty, CO Sch Dist No 003 Widefield Ser A (MBIA
          Insd).......................................................       *   12/15/16           441,123
  1,330   El Paso Cnty, CO Sch Dist No 003 Widefield Ser A (MBIA
          Insd).......................................................       *   12/15/18           364,872
  3,690   Jefferson Cnty, CO Residential Mtg Rev......................  11.500   09/01/12         6,051,526
  5,000   Meridian Metro Dist CO Peninsular & Oriental Steam Navig Co
          Rfdg........................................................   7.500   12/01/11         5,506,700
  5,000   University of CO Hosp Auth Hosp Rev Ser A (AMBAC Insd)......   6.400   11/15/22         5,302,000
                                                                                             --------------
                                                                                                 56,075,710
                                                                                             --------------
          CONNECTICUT  1.4%
  5,005   Connecticut St Hlth & Edl Fac Auth Rev Nursing Home Pgm
          AHF/Hartford (c)............................................   7.125   11/01/14         5,693,638
  1,000   Mashantucket Western Pequot Tribe CT Spl Rev Ser A..........   6.500   09/01/06         1,032,840
  5,000   Mashantucket Western Pequot Tribe CT Spl Rev Ser A..........   6.400   09/01/11         5,117,100


                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity     Market Value
-----------------------------------------------------------------------------------------------------------

          CONNECTICUT (CONTINUED)
$ 2,735   Waterbury, CT Hsg Auth Multi-Family Mtg 2nd Lien Proj Ser B
          (GNMA Collaterized).........................................   5.850%  02/01/37    $    2,640,752
                                                                                             --------------
                                                                                                 14,484,330
                                                                                             --------------
          DISTRICT OF COLUMBIA  0.3%
  2,500   District of Columbia Rev Natl Pub Radio Ser A...............   7.700   01/01/23         2,660,675
                                                                                             --------------
          FLORIDA  6.4%
    500   Atlantic Beach, FL Rev Fleet Landing Proj Ser A Rfdg &
          Impt........................................................   7.500   10/01/02           529,980
    500   Atlantic Beach, FL Rev Fleet Landing Proj Ser A Rfdg &
          Impt........................................................   7.875   10/01/08           556,810
  2,000   Brevard Cnty, FL Sch Brd Ctfs Ser B (AMBAC Insd)............   5.500   07/01/21         1,972,200
  1,000   Broward Cnty, FL Edl Fac Auth Rev Rfdg (Prerefunded @
          04/01/99)...................................................   8.500   04/01/10         1,110,540
  1,635   Broward Cnty, FL Res Recovery Rev Waste Energy North Proj...   7.950   12/01/08         1,797,110
  2,140   Broward Cnty, FL Res Recovery Rev Waste Energy South Proj...   7.950   12/01/08         2,352,181
  1,000   Charlotte Cnty, FL Hosp Rev Bon Secours Hlth Saint Joseph
          Ser A (Prerefunded @ 08/15/98)..............................   8.250   08/15/18         1,086,120
  3,000   Collier Cnty, FL Indl Dev Auth Indl Dev Rev Rfdg............   6.500   10/01/25         2,971,470
 14,465   Dade Cnty, FL Spl Oblig Cap Apprec Ser B Rfdg (AMBAC
          Insd).......................................................       *   10/01/21         3,319,139
 24,000   Dade Cnty, FL Gtd Entitlement Rev Cap Apprec Ser A Rfdg
          (MBIA Insd).................................................       *   02/01/18         6,868,320
  2,000   Dade Cnty, FL Prof Sports Franchise Fac Tax Rev (MBIA
          Insd).......................................................       *   10/01/24           417,820
    560   Florida St Brd Edl Cap Outlay Pub Edl Ser A Rfdg............   7.250   06/01/23           616,263
    590   Florida St Brd Edl Cap Outlay Pub Edl Ser A Rfdg
          (Prerefunded @ 06/01/00)....................................   7.250   06/01/23           655,632
 10,000   Florida St Muni Pwr Agy Rev (AMBAC Insd)....................   4.500   10/01/27         8,299,200
  2,255   Greater Orlando Aviation Auth Orlando FL Arpt Fac Rev.......   8.375   10/01/16         2,430,213
    245   Greater Orlando Aviation Auth Orlando FL Arpt Fac Rev
          (Prerefunded @ 10/01/98)....................................   8.375   10/01/16           267,476
  2,875   Martin Cnty, FL Indl Dev Auth Indl Dev Rev Indiantown
          Cogeneration Proj A Rfdg....................................   7.875   12/15/25         3,303,174
  1,500   Orange Cnty, FL Hlth Fac Auth Rev 1st Mtg Orlando Lutheran
          Tower.......................................................   8.750   07/01/26         1,588,125
  1,000   Orange Cnty, FL Hlth Fac Auth Rev Hosp Adventist Hlth Sys
          (AMBAC Insd)................................................   5.250   11/15/20           958,600
  1,000   Orange Cnty, FL Tourist Dev Tax Rev (AMBAC Insd)............   6.000   10/01/16         1,020,190
  5,300   Palm Bay, FL Util Rev Palm Bay Util Corp Proj Rfdg (MBIA
          Insd).......................................................   5.000   10/01/22         4,858,510
  5,040   Pinellas Cnty, FL Hlth Fac Auth Sun Coast Hlth Sys Rev Sun
          Coast Hosp Ser A (Prerefunded @ 03/01/00)...................   8.500   03/01/20         5,744,542
  2,000   Santa Rosa Bay Bridge Auth FL...............................   6.250   07/01/28         1,979,620
  4,000   Sarasota Cnty, FL Hlth Fac Auth Hlth Fac Sunnyside Pptys....   6.700   07/01/25         3,827,560
  4,220   Sarasota Cnty, FL Hlth Fac Auth Rev Hlthcare
          Kobernick/Meadow Park (Prerefunded @ 07/01/02)..............  10.000   07/01/22         5,290,403
  1,000   Tampa Palms, FL Open Space & Transn Cmnty Dev Dist Rev Cap
          Impt Area 7 Proj............................................   8.500   05/01/17           996,070
    670   Tampa, FL Cap Impt Pgm Rev Ser A............................   8.250   10/01/18           712,398
                                                                                             --------------
                                                                                                 65,529,666
                                                                                             --------------
          GEORGIA  1.7%
  3,000   Atlanta, GA Arpt Fac Rev....................................   6.250   01/01/21         3,088,230
  2,813   Cobb Cnty, GA Dev Auth Rev Grantor Trust Ctfs Franklin
          Forest Ser A................................................   8.000   06/01/22         2,854,687
  1,250   Georgia Muni Elec Auth Pwr Rev Ser O........................   8.125   01/01/17         1,324,275
  1,750   Georgia Muni Elec Auth Pwr Rev Ser Q........................   8.375   01/01/16         1,858,238
  5,000   Georgia St Hsg & Fin Auth...................................   6.450   12/01/27         5,121,400
  1,500   Municipal Elec Auth GA Spl Oblig (MBIA Insd)................   6.500   01/01/20         1,712,610
  1,000   Rockdale Cnty, GA Dev Auth Solid Waste Disposal Rev.........   7.500   01/01/26         1,038,240
                                                                                             --------------
                                                                                                 16,997,680
                                                                                             --------------
          HAWAII  2.6%
  4,055   Hawaii St Arpts Sys Rev Ser 1993 (MBIA Insd)................   6.350   07/01/07         4,472,787
 14,100   Hawaii St Dept Budget & Fin Spl Purp Rev Hawaiian Elec Co
          (MBIA Insd).................................................   6.550   12/01/22        15,172,587
  2,350   Hawaii St Dept Tran Spl Fac Rev Continental Airls Inc.......   9.700   06/01/20         2,499,719
  1,475   Hawaii St Harbor Cap Impt Rev (FGIC Insd)...................   6.350   07/01/07         1,626,969

                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity     Market Value
-----------------------------------------------------------------------------------------------------------
          HAWAII (CONTINUED)
$ 1,560   Hawaii St Harbor Cap Impt Rev (FGIC Insd)...................   6.400%  07/01/08    $    1,717,669
    500   Hawaii St Harbor Cap Impt Rev (MBIA Insd)...................   7.000   07/01/17           542,595
                                                                                             --------------
                                                                                                 26,032,326
                                                                                             --------------
          ILLINOIS  9.5%
  4,500   Bedford Park, IL Tax Increment Rev Sr Lien Bedford City Sq
          Proj........................................................   9.250   02/01/12         5,071,770
  1,350   Bridgeview, IL Tax Increment Rev Rfdg.......................   9.000   01/01/11         1,491,574
  7,000   Broadview, IL Tax Increment Rev Sr Lien.....................   8.250   07/01/13         7,595,140
  1,000   Chicago, IL Gas Supply Rev Ser A............................   8.100   05/01/20         1,106,300
  1,000   Chicago, IL Metro Wtr Reclamation Dist Gtr Chicago..........   7.000   01/01/11         1,160,600
  4,000   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United Airls Inc...   8.500   05/01/18         4,411,120
  4,955   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United Airls Inc
          Ser B.......................................................   8.950   05/01/18         5,642,952
  2,250   Chicago, IL Park Dist (MBIA Insd)...........................   5.600   01/01/21         2,216,430
  2,000   Chicago, IL Single Family Mtg Rev Ser A (GNMA
          Collateralized).............................................   7.000   09/01/27         2,206,200
  1,000   Cook Cnty, IL Cmnty College Dist No 508 Chicago Ctfs Partn
          (FGIC Insd).................................................   8.750   01/01/07         1,277,720
  1,000   Crestwood, IL Tax Increment Rev Rfdg........................   7.250   12/01/08         1,011,890
    870   Hanover Park, IL Rev 1st Mtg Winsdor Park Manor Proj........   9.250   12/01/07           926,889
  1,200   Hodgkins, IL Tax Increment..................................   9.500   12/01/09         1,397,544
  3,400   Hodgkins, IL Tax Increment (Prerefunded @ 12/01/01).........   9.500   12/01/09         4,187,032
  1,500   Hodgkins, IL Tax Increment Rev Ser A Rfdg...................   7.625   12/01/13         1,553,925
  1,500   Huntley, IL Increment Alloc Rev Huntley Redev Proj Ser A....   8.500   12/01/15         1,551,225
  1,000   Illinois Dev Fin Auth Elderly Hsg Rev Libertyville Towers
          Ser A.......................................................   6.500   09/01/09         1,038,780
    650   Illinois Dev Fin Auth Rev Cmnty Fac Clinic Altgeld Proj.....   8.000   11/15/06           652,321
  5,000   Illinois Edl Fac Auth Rev Advocate Hlth Ser A Rfdg (MBIA
          Insd) (b)...................................................   5.875   08/15/22         5,012,850
  1,000   Illinois Edl Fac Auth Rev Lake Forest College (FSA Insd)....   6.750   10/01/21         1,104,790
  1,000   Illinois Edl Fac Auth Rev Northwestern Univ Ser 1985
          (Prerefunded @ 12/01/01)....................................   6.900   12/01/21         1,123,890
  1,000   Illinois Edl Fac Auth Rev Peace Mem Ministries Proj.........   7.500   08/15/26         1,008,510
  4,100   Illinois Hlth Fac Auth Rev Fairview Oblig Group Proj A
          (Prerefunded @ 10/01/02)....................................   9.500   10/01/22         5,140,252
  2,000   Illinois Hlth Fac Auth Rev Fairview Oblig Group Proj B
          (Prerefunded @ 10/01/02)....................................   9.000   10/01/22         2,441,140
  2,500   Illinois Hlth Fac Auth Rev Fairview Oblig Group Ser A
          Rfdg........................................................   7.400   08/15/23         2,539,600
    525   Illinois Hlth Fac Auth Rev Glenoaks Med Cent Ser D..........   9.500   11/15/15           598,584
    425   Illinois Hlth Fac Auth Rev Glenoaks Med Cent Ser D
          (Prerefunded @ 11/15/00)....................................   9.500   11/15/15           507,531
  1,000   Illinois Hlth Fac Auth Rev IL Masonic Med Cent Ser B
          (Prerefunded @ 10/01/99)....................................   7.700   10/01/19         1,107,610
  1,000   Illinois Hlth Fac Auth Rev Mem Hosp.........................   7.250   05/01/22         1,056,010
  1,000   Illinois Hlth Fac Auth Rev Northwestern Mem Hosp............   6.750   08/15/11         1,063,990
  2,600   Illinois Hlth Fac Auth Rev United Med Cent (Prerefunded @
          07/01/03)...................................................   8.375   07/01/12         3,127,774
  6,100   Illinois Hsg Dev Auth Residential Mtg Rev (Inverse Fltg)....   9.613   02/13/18         6,557,500
  6,000   Metropolitan Pier & Expo IL Cap Apprec Rfdg McCormack Ser A
          (MBIA Insd).................................................       *   12/15/24         1,204,200
  6,260   Metropolitan Pier & Expo IL Cap Apprec Rfdg McCormack Ser A
          (MBIA Insd).................................................       *   06/15/25         1,220,763
  1,250   Mill Creek Wtr Reclamation Dist IL Swr Rev..................   8.000   03/01/10         1,288,313
    750   Mill Creek Wtr Reclamation Dist IL Wtrwrks Rev..............   8.000   03/01/10           772,988
  1,755   Northern Cook Cnty, IL Solid Waste Agy Contract Rev Ser A
          Rfdg (MBIA Insd)............................................   5.300   05/01/09         1,708,422
  2,800   Regional Tran Auth IL Ser A (AMBAC Insd)....................   8.000   06/01/17         3,654,196
  2,000   Robbins, IL Res Recovery Rev................................   8.375   10/15/16         2,071,100
  3,000   Robbins, IL Res Recovery Rev Recreation Robbins Res Partn
          Ser B.......................................................   8.375   10/15/16         3,106,650
    820   Round Lake Beach, IL Tax Increment Rev Rfdg.................   7.200   12/01/04           865,239
    500   Round Lake Beach, IL Tax Increment Rev Rfdg.................   7.500   12/01/13           514,665
  1,620   Saint Charles, IL Indl Dev Rev Tri-City Cent Proj...........   7.500   11/01/13         1,656,855


                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity     Market Value
-----------------------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 1,490   Southern IL Univ Rev Hsg & Aux Fac Sys Ser A (MBIA Insd)....   5.800%  04/01/10    $    1,533,016
                                                                                             --------------
                                                                                                 96,485,850
                                                                                             --------------
          INDIANA  0.8%
  1,000   East Chicago, IN Exempt Fac Inland Steel Co Proj No 14......   6.700   11/01/12         1,005,990
  2,750   Elkhart Cnty, IN Hosp Auth Rev Elkhart Genl Hosp Inc........   7.000   07/01/12         2,994,585
    550   Indianapolis, IN Loc Pub Impt Bond Bank Ser D...............   6.750   02/01/14           630,465
    450   Indianapolis, IN Loc Pub Impt Bond Bank Ser D...............   6.500   02/01/22           456,223
  1,000   Marion Cnty, IN Hosp Auth Hosp Fac Rev......................   6.500   09/01/13         1,070,270
  1,500   Wells Cnty, IN Hosp Auth Rev Caylor-Nickel Med Cent Inc
          Rfdg........................................................   8.500   04/15/03         1,687,575
                                                                                             --------------
                                                                                                  7,845,108
                                                                                             --------------
          IOWA  0.5%
 19,390   Iowa Hsg Fin Auth Single Family Hsg Rev 1984 Ser A (AMBAC
          Insd).......................................................       *   09/01/16         2,199,020
  3,000   Muscatine, IA Elec Rev Rfdg.................................   5.000   01/01/08         2,951,460
                                                                                             --------------
                                                                                                  5,150,480
                                                                                             --------------
          KANSAS  0.2%
  1,000   Burlington, KS Pollutn Ctl Rev KS Gas & Elec Co Proj Rfdg
          (MBIA Insd) (c).............................................   7.000   06/01/31         1,106,800
  1,000   Newton, KS Hosp Rev Newton Hlthcare Corp Ser A..............   7.750   11/15/24         1,083,340
                                                                                             --------------
                                                                                                  2,190,140
                                                                                             --------------
          KENTUCKY  2.3%
  1,000   Bowling Green, KY Indl Dev Rev Coltec Inds Inc Rfdg.........   6.550   03/01/09         1,023,560
  2,800   Elizabethtown, KY Indl Dev Rev Coltec Inds Inc..............   9.875   10/01/10         2,829,204
 10,950   Jefferson Cnty, KY Cap Projs Corp Rev Muni Multi-Lease Ser
          A...........................................................       *   08/15/14         3,310,513
  4,000   Jefferson Cnty, KY Hosp Rev Alliant Hlth Sys Proj (Inverse
          Fltg) (MBIA Insd)...........................................   8.648   10/09/08         4,610,000
  1,250   Kentucky Econ Dev Fin Auth Med Cent Rev Ashland Hosp Corp
          Ser A Rfdg & Impt (FSA Insd)................................   6.125   02/01/12         1,313,250
  1,710   Kentucky Hsg Corp Hsg Rev Ser D (FHA/VA Gtd)................   7.450   01/01/23         1,793,089
  8,000   Kentucky St Tpk Auth Res Recovery Rd Rev Ser A..............   5.000   07/01/08         7,812,080
  1,000   Kentucky St Tpk Auth Toll Rd Rev Ser A......................   5.500   07/01/07         1,000,710
                                                                                             --------------
                                                                                                 23,692,406
                                                                                             --------------
          LOUISIANA  1.2%
  1,000   Hodge, LA Util Rev Stone Container Corp Ser 1990............   9.000   03/01/10         1,082,630
  1,990   Lafayette, LA Econ Dev Auth Indl Dev Rev Advanced Polymer
          Proj Ser 1985...............................................  10.000   11/15/04         2,585,587
  1,000   Lake Charles, LA Harbor & Terminal Dist Port Fac Rev
          Trunkline Rfdg..............................................   7.750   08/15/22         1,139,520
    445   Louisiana Pub Fac Auth Rev Beverly Enterprises Inc Rfdg.....   8.250   09/01/08           483,012
 10,000   Orleans Parish, LA Sch Brd Rfdg (FGIC Insd).................       *   02/01/15         3,600,200
  1,000   Port New Orleans, LA Indl Dev Rev Avondale Inds Inc Proj
          Rfdg........................................................   8.250   06/01/04         1,082,620
  1,000   Saint Charles Parish, LA Pollutn Ctl Rev LA Pwr & Lt Co.....   8.250   06/01/14         1,093,780
  1,400   West Feliciana Parish, LA Pollutn Ctl Rev Gulf States Util
          Co Proj Ser A...............................................   7.500   05/01/15         1,502,452
                                                                                             --------------
                                                                                                 12,569,801
                                                                                             --------------
          MAINE  1.4%
  1,500   Maine Edl Ln Marketing Corp Student Ln Rev Ser A4 (c).......   5.450   11/01/99         1,535,010
 12,750   Maine St Hsg Auth Mtg Purchase Ser B2 (AMBAC Insd)..........   6.450   11/15/26        13,006,147
                                                                                             --------------
                                                                                                 14,541,157
                                                                                             --------------
          MARYLAND  0.3%
  1,500   Baltimore Cnty, MD Pollutn Ctl Rev Bethlehem Steel Corp Proj
          Ser A Rfdg..................................................   7.550   06/01/17         1,594,530
  1,000   Maryland St Energy Fin Admin Ltd Oblig Rev Cogeneration AES
          Warrior Run.................................................   7.400   09/01/19         1,056,440
                                                                                             --------------
                                                                                                  2,650,970
                                                                                             --------------
          MASSACHUSETTS  2.0%
  1,000   Boston, MA Rev Boston City Hosp (FHA Gtd)...................   7.625   02/15/21         1,127,320
  1,515   Massachusetts Edl Ln Auth Rev Issue E Ser A (AMBAC Insd)....   7.000   01/01/10         1,595,007


                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity     Market Value
-----------------------------------------------------------------------------------------------------------
          MASSACHUSETTS (CONTINUED)
$ 4,200   Massachusetts St Hlth & Edl Fac Auth Rev New England Med
          Cent Hosp Ser G (Embedded Swap) (MBIA Insd).................   3.100%  07/01/13    $    3,642,240
  4,000   Massachusetts St Hlth & Edl Fac Auth Rev Saint Mem Med Cent
          Ser A.......................................................   5.750   10/01/06         3,676,120
  1,000   Massachusetts St Hsg Fin Agy Multi-Family Residential Hsg
          Ser A.......................................................   8.750   08/01/08         1,046,240
  1,500   Massachusetts St Indl Fin Agy Hillcrest Edl Cent Inc Proj...   8.450   07/01/18         1,543,590
  1,000   Massachusetts St Indl Fin Agy Rev 1st Mtg Reeds Landing
          Proj........................................................   8.625   10/01/23         1,076,270
    990   Massachusetts St Indl Fin Agy Rev Gtr Lynn Mental Hlth Assoc
          Proj........................................................   8.800   06/01/14         1,091,861
  1,000   Massachusetts St Indl Fin Agy Rev Wtr Treatment American
          Hingham.....................................................   6.600   12/01/15         1,033,880
  2,000   Massachusetts St Wtr Res Auth Ser A (Prerefunded @
          04/01/00)...................................................   7.500   04/01/16         2,230,080
  2,000   Plymouth Cnty, MA Ctfs Partn Ser A..........................   7.000   04/01/22         2,228,200
                                                                                             --------------
                                                                                                 20,290,808
                                                                                             --------------
          MICHIGAN  2.9%
  1,000   Detroit, MI Area No 1 Ser A (Prerefunded @ 07/01/99)........   7.600   07/01/10         1,097,300
  3,500   Detroit, MI Downtown Dev Auth Tax Increment Rev.............   6.200   07/01/17         3,602,970
  2,000   Grand Traverse Cnty, MI Hosp Fin Auth Hosp Rev Munson
          Hlthcare Ser A Rfdg (AMBAC Insd)............................   6.250   07/01/12         2,122,040
  1,775   Michigan St Hosp Fin Auth Rev Garden City Hosp..............   8.300   09/01/02         1,866,022
  2,250   Michigan St Hosp Fin Auth Rev Mercy Hlth Svcs Ser R (AMBAC
          Insd).......................................................   5.375   08/15/26         2,156,670
  5,600   Michigan St Hsg Dev Auth Rental Hsg Rev Ser B (Embedded
          Swap) (AMBAC Insd)..........................................   5.140   04/01/04         5,430,880
 11,000   Michigan St Strategic Fd Ltd Oblig Rev Great Lakes Pulp &
          Fibre Proj (e)..............................................  10.250   12/01/16         6,242,390
  4,500   Michigan St Strategic Fd Solid Waste Disp Rev Genesee Pwr...   7.500   01/01/21         4,582,035
  1,000   Mount Clemens, MI Hsg Corp Multi-Family Rev Hsg Ser A Rfdg
          (FHA Gtd)...................................................   6.600   06/01/13         1,047,880
  1,000   Royal Oak, MI Hosp Fin Auth Hosp Rev Ser D (Prerefunded @
          01/01/01)...................................................   6.750   01/01/20         1,100,400
                                                                                             --------------
                                                                                                 29,248,587
                                                                                             --------------
          MINNESOTA  0.4%
  1,000   North Saint Paul, MN Multi-Family Rev Cottages..............   9.250   02/01/22         1,069,510
  2,000   Southern MN Muni Pwr Agy Pwr Supply Sys Rev Ser A Rfdg......   5.000   01/01/16         1,831,220
  1,250   Southern MN Muni Pwr Agy Pwr Supply Sys Rev Ser C...........   5.000   01/01/17         1,133,225
                                                                                             --------------
                                                                                                  4,033,955
                                                                                             --------------
          MISSISSIPPI  0.7%
  5,000   Lowndes Cnty, MS Solid Waste Disp & Pollutn Ctl Rev
          Weyerhaeuser Co Rfdg (Inverse Fltg).........................   8.900   04/01/22         5,577,450
  1,155   Ridgeland, MS Urban Renewal Rev The Orchard Ltd Proj Ser A
          Rfdg........................................................   7.750   12/01/15         1,205,601
                                                                                             --------------
                                                                                                  6,783,051
                                                                                             --------------
          MISSOURI  1.6%
  2,835   Kansas City, MO Port Auth Fac Riverfront Park Proj Ser A....   5.750   10/01/06         2,911,347
  2,000   Lees Summit, MO Indl Dev Auth Hlth Fac Rev John Knox Vlg
          Proj Rfdg & Impt............................................   7.125   08/15/12         2,124,480
  1,660   Missouri St Econ Dev Export & Infrastructure Brd Med Office
          Fac Rev (MBIA Insd).........................................   7.250   06/01/04         1,886,789
  3,920   Missouri St Econ Dev Export & Infrastructure Brd Med Office
          Fac Rev (MBIA Insd).........................................   7.250   06/01/14         4,519,054
  1,000   Missouri St Hlth & Edl Fac Auth.............................   8.125   10/01/10         1,113,690
  2,165   Saint Louis Cnty, MO Indl Dev Auth Nursing Home Rev Mary
          Queen & Mother Proj Rfdg (GNMA Collateralized)..............   7.125   03/20/23         2,271,605
    915   Saint Louis, MO Tax Increment Rev Scullin Redev Area Ser
          A...........................................................  10.000   08/01/10         1,094,148
                                                                                             --------------
                                                                                                 15,921,113
                                                                                             --------------
          NEBRASKA  0.8%
  1,400   Nebraska Invt Fin Auth Single Family Mtg Rev (Inverse Fltg)
          (GNMA Collateralized).......................................  11.429   09/10/30         1,562,750
    850   Nebraska Invt Fin Auth Single Family Mtg Rev (Inverse Fltg)
          (GNMA Collateralized).......................................   9.273   09/15/24           898,875
  4,800   Nebraska Invt Fin Auth Single Family Mtg Rev (Inverse Fltg)
          (GNMA Collateralized).......................................   9.913   10/17/23         5,220,000
                                                                                             --------------
                                                                                                  7,681,625
                                                                                             --------------
          NEVADA  1.2%
  4,000   Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser A (FGIC Insd)
          (c).........................................................   6.700   06/01/22         4,307,960


                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity     Market Value
-----------------------------------------------------------------------------------------------------------
          NEVADA (CONTINUED)
$ 2,430   Henderson, NV Loc Impt Dist No T-4 Ser A....................   8.500%  11/01/12    $    2,552,812
  2,065   Nevada Hsg Div Multi-Unit Hsg Arville Et Cetera Proj (FNMA
          Collateralized).............................................   6.500   10/01/16         2,119,434
  3,475   Nevada Hsg Div Multi-Unit Hsg Arville Et Cetera Proj (FNMA
          Collateralized).............................................   6.600   10/01/23         3,566,149
                                                                                             --------------
                                                                                                 12,546,355
                                                                                             --------------
          NEW HAMPSHIRE  1.5%
  3,180   New Hampshire Higher Edl & Hlth Crotched Mtn Rehab Cent
          (MBIA Insd).................................................   5.750   01/01/13         3,221,277
  3,500   New Hampshire Higher Edl & Hlth Crotched Mtn Rehab Cent
          (AMBAC Insd)................................................   5.875   01/01/20         3,529,995
  1,555   New Hampshire Higher Edl & Hlth Fac Auth Rev................   8.800   06/01/09         1,654,753
  2,000   New Hampshire Higher Edl & Hlth Fac Auth Rev Daniel Webster
          College Issue Rfdg..........................................   7.625   07/01/16         2,117,680
  1,000   New Hampshire Higher Edl & Hlth Fac Auth Rev New London Hosp
          Assn Proj...................................................   7.500   06/01/05         1,101,180
  1,000   New Hampshire St Business Fin Auth Elec Fac Rev Plymouth
          Cogeneration................................................   7.750   06/01/14         1,029,990
  1,000   New Hampshire St Indl Dev Auth Rev Pollutn Ctl Ser B........  10.750   10/01/12         1,065,840
  1,000   New Hampshire St Tpk Sys Rev Ser A Rfdg (FGIC Insd).........   6.750   11/01/11         1,128,060
                                                                                             --------------
                                                                                                 14,848,775
                                                                                             --------------
          NEW JERSEY  1.6%
  6,130   Middlesex Cnty, NJ Util Auth Swr Rev Ser A Rfdg (MBIA
          Insd).......................................................   7.530   08/15/10         6,705,730
  1,600   New Jersey Econ Dev Auth Holt Hauling & Warehsg Rev Ser G
          Rfdg........................................................   8.400   12/15/15         1,676,464
  2,000   New Jersey Econ Dev Auth Indl Dev Rev Newark Airport Marriot
          Hotel Rfdg..................................................   7.000   10/01/14         2,072,520
  1,000   New Jersey Econ Dev Auth Rev United Methodist Homes.........   7.500   07/01/20         1,016,320
  1,000   New Jersey Econ Dev Auth Rev United Methodist Homes Oblig
          Ser A.......................................................   7.500   07/01/25         1,019,260
  3,200   New Jersey St Tpk Auth Tpk Rev Ser C Rfdg (MBIA Insd).......   6.500   01/01/16         3,621,152
                                                                                             --------------
                                                                                                 16,111,446
                                                                                             --------------
          NEW MEXICO  0.3%
  2,500   New Mexico St Hosp Equip Ln Council Hosp Rev San Juan Regl
          Med Cent Inc Proj...........................................   7.900   06/01/11         2,785,700
                                                                                             --------------
          NEW YORK  14.8%
  3,100   Clifton Springs, NY Hosp & Clinic Hosp Rev Rfdg.............   8.000   01/01/20         3,195,015
  2,500   Herkimer Cnty, NY Indl Dev Agy Indl Dev Rev Burrows Paper
          Corp Recycling..............................................   8.000   01/01/09         2,462,075
  5,000   Metropolitan Tran Auth NY Svcs Contract Tran Fac Ser 5
          Rfdg........................................................   7.000   07/01/12         5,412,250
  3,500   Metropolitan Tran Auth NY Svcs Contract Tran Fac Ser 7
          Rfdg........................................................   4.750   07/01/19         2,920,190
  1,500   Metropolitan Tran Auth NY Tran Fac Rev Ser G (MBIA Insd)....   5.500   07/01/15         1,471,860
     41   Municipal Assist Corp Troy NY Cap Apprec Ser C (MBIA
          Insd).......................................................       *   07/15/21            10,238
     62   Municipal Assist Corp Troy NY Cap Apprec Ser C (MBIA
          Insd).......................................................       *   01/15/22            15,071
  1,000   New York City Indl Dev Agy Civic Fac Marymount Manhattan
          College Proj................................................   7.000   07/01/23         1,040,530
  4,100   New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev Ser B.....   5.000   06/15/17         3,721,365
  5,000   New York City Ser A.........................................   7.000   08/01/07         5,531,900
  2,500   New York City Ser B.........................................   7.500   02/01/07         2,780,925
  8,000   New York City Ser B (AMBAC Insd)............................   7.250   08/15/07         9,353,520
  5,000   New York City Ser C Rfdg....................................   6.500   08/01/04         5,305,050
  6,680   New York City Unrefunded Bal Ser C Subser C1................   7.500   08/01/20         7,468,708
    820   New York City Ser C Subser C1 (Prerefunded @ 08/01/02)......   7.500   08/01/20           949,068
  2,000   New York City Ser D Rfdg....................................   8.000   02/01/05         2,326,880
  2,200   New York City Ser E.........................................   5.700   08/01/08         2,194,720
  2,400   New York St Dorm Auth Rev Mental Hlth Svcs Fac Impt E (AMBAC
          Insd) (b)...................................................   5.000   02/15/06         2,406,840
  5,000   New York St Dorm Auth Rev City Univ Ser F...................   5.500   07/01/12         4,833,100
  2,750   New York St Dorm Auth Rev Court Fac Lease Ser A.............   5.500   05/15/10         2,681,250
 15,800   New York St Dorm Auth Rev St Univ Edl Fac Ser C.............   5.400   05/15/23        14,560,964
  2,500   New York St Energy Resh & Dev Auth Gas Fac Rev (Inverse
          Fltg).......................................................   8.721   04/01/20         2,750,000


                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity     Market Value
-----------------------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 2,000   New York St Energy Resh & Dev Auth Pollutn Ctl Rev Niagara
          Mohawk Pwr Corp Ser A Rfdg (FGIC Insd)......................   7.200%  07/01/29    $    2,302,040
  1,000   New York St Environmental Fac Corp Wtr Fac Rev Long Island
          Wtr Corp Proj A.............................................  10.000   10/01/17         1,053,600
 23,055   New York St Loc Govt Assistance Corp Ser C Rfdg.............   5.000   04/01/21        20,848,175
  1,955   New York St Med Care Fac Fin Agy Rev Hosp & Nursing Home Mtg
          (FHA Gtd) (Prerefunded @ 02/15/99)..........................   7.250   02/15/09         2,114,860
    490   New York St Med Care Fac Fin Agy Rev Mental Hlth Svcs Fac
          Ser A.......................................................   7.750   08/15/11           550,618
  1,320   New York St Med Care Fac Fin Agy Rev Mental Hlth Svcs Fac
          Ser A (Prerefunded @ 02/15/01)..............................   7.750   08/15/11         1,507,295
    495   New York St Med Care Fac Fin Agy Rev Mental Hlth Svcs Fac
          Ser C.......................................................   7.300   02/15/21           544,886
  1,505   New York St Med Care Fac Fin Agy Rev Mental Hlth Svcs Fac
          Ser C (Prerefunded @ 08/15/01)..............................   7.300   02/15/21         1,709,244
  1,000   New York St Med Care Fac Fin Agy Rev Mtg Hosp Ser A Rfdg
          (Prerefunded @ 08/15/97) (FHA Gtd)..........................   8.000   02/15/25         1,047,190
  1,000   New York St Med Care Fac Fin Agy Rev North Genl Hosp........   7.400   02/15/19         1,048,920
  5,000   New York St Mtg Agy Rev Homeowner Mtg Ser 52................   6.100   04/01/26         5,039,850
  2,400   New York St Urban Dev Corp Rev Correctional Cap Fac Rfdg....   5.625   01/01/07         2,413,032
 19,500   New York St Urban Dev Corp Rev Correctional Cap Fac Ser A
          Rfdg (FSA Insd).............................................   5.250   01/01/14        19,188,000
  1,500   New York St Urban Dev Corp Rev Correctional Cap Fac Ser A
          Rfdg (FSA Insd).............................................   5.250   01/01/21         1,416,990
  2,000   New York St Urban Dev Corp Rev Fac (Prerefunded @
          04/01/01)...................................................   7.500   04/01/20         2,274,760
  1,000   Port Auth NY & NJ Cons 95th Ser.............................   6.125   07/15/22         1,040,680
  3,125   Yonkers, NY Ser C (AMBAC Insd)..............................   5.125   08/01/09         3,075,094
                                                                                             --------------
                                                                                                150,566,753
                                                                                             --------------
          NORTH CAROLINA  0.9%
  3,000   Martin Cnty, NC Indl Fac & Pollutn Ctl Fin Auth Rev Solid
          Waste Weyerhaeuser Co.......................................   5.650   12/01/23         2,936,910
  7,695   North Carolina Eastn Muni Pwr Agy Pwr Sys Rev (Prerefunded @
          01/01/22)...................................................   4.500   01/01/24         6,533,209
                                                                                             --------------
                                                                                                  9,470,119
                                                                                             --------------
          NORTH DAKOTA  0.3%
  1,220   Mercer Cnty, ND Pollutn Ctl Rev Basin Elec Pwr Ser E........   7.000   01/01/19         1,291,358
  2,000   Ward Cnty, ND Hlthcare Fac Rev Saint Joseph's Hosp Corp
          Proj........................................................   8.875   11/15/24         2,226,020
                                                                                             --------------
                                                                                                  3,517,378
                                                                                             --------------
          OHIO  2.2%
    500   Cleveland, OH Pkg Fac Rev Impt (Prerefunded @ 09/15/02).....   8.000   09/15/12           592,430
    750   Coshocton Cnty, OH Solid Waste Disp Rev Stone Container Corp
          Proj Rfdg...................................................   7.875   08/01/13           805,050
  1,000   Cuyahoga Cnty, OH Hlthcare Fac Rev Jennings Hall............   7.300   11/15/23         1,028,200
    435   Fairfield, OH Econ Dev Rev Beverly Enterprises Inc Proj
          Rfdg........................................................   8.500   01/01/03           468,926
  2,045   Montgomery Cnty, OH Hosp Rev Dayton Osteopathic Hosp Proj
          Rfdg........................................................   6.000   12/01/12         2,003,261
  7,940   Ohio Hsg Fin Agy Single Family Mtg Rev Ser B (Inverse Fltg)
          (GNMA Collateralized).......................................   9.849   03/31/31         8,704,225
  1,000   Ohio St Air Quality Dev Auth Rev JMG Funding Ltd Partnership
          Proj Rfdg (AMBAC Insd)......................................   6.375   04/01/29         1,067,190
  4,000   Ohio St Solid Waste Rev Republic Engineered Steels Proj.....   8.250   10/01/14         4,113,400
  2,000   Ohio St Solid Waste Rev Republic Engineered Steels Proj.....   9.000   06/01/21         2,137,300
  1,500   Sandusky Cnty, OH Hosp Fac Rev Mem Hosp Proj Rfdg...........   7.750   12/01/09         1,509,690
                                                                                             --------------
                                                                                                 22,429,672
                                                                                             --------------
          OKLAHOMA  1.7%
  7,685   Grand River Dam Auth OK Rev.................................   5.000   06/01/12         7,432,087
  1,980   McAlester, OK Pub Wks Auth Rev Rfdg & Impt (FSA Insd).......   5.250   12/01/22         1,918,600
  2,695   Oklahoma Hsg Fin Agy Single Family Rev Mtg Class B (GNMA
          Collateralized).............................................   7.997   08/01/18         3,014,923
  1,635   Tulsa, OK Indl Auth Hosp Rev Tulsa Regl Med Cent
          (Prerefunded @ 06/01/03)....................................   7.200   06/01/17         1,885,024
  1,000   Tulsa, OK Muni Arpt Tran Rev American Airls Inc.............   7.600   12/01/30         1,084,310
  1,500   Woodward, OK Muni Auth Sales Tax & Util (Prerefunded @
          11/01/97)...................................................   8.000   11/01/12         1,566,975
                                                                                             --------------
                                                                                                 16,901,919
                                                                                             --------------


                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity     Market Value
-----------------------------------------------------------------------------------------------------------
          OREGON  0.4%
$ 4,000   Oregon St Econ Dev Rev Georgia Pacific Corp.................   6.350%  08/01/25    $    4,084,040
    500   Salem, OR Hosp Fac Auth Rev Cap Manor Inc...................   7.500   12/01/24           522,525
                                                                                             --------------
                                                                                                  4,606,565
                                                                                             --------------
          PENNSYLVANIA  3.1%
    500   Chartiers Vly, PA Indl & Commercial Dev Auth 1st Mtg Rev....   7.250   12/01/11           511,425
  5,000   Chester Cnty, PA Hlth & Edl Fac Auth Hlth Sys Rev (AMBAC
          Insd) (c)...................................................   5.650   05/15/20         4,891,800
  1,750   Emmaus, PA Genl Auth Rev Ser A (BIGI Insd)..................   8.150   05/15/18         1,862,385
  2,500   Emmaus, PA Genl Auth Rev Ser C (BIGI Insd)..................   7.900   05/15/18         2,674,425
    500   Erie Cnty, PA Hosp Auth Rev Metro Hlth Cent.................   7.250   07/01/12           457,110
  5,000   Hazelton, PA Area Sch Dist Comp Interest Ser B (FGIC
          Insd).......................................................       *   03/01/18         1,499,900
  1,000   Lebanon Cnty, PA Hlth Fac Auth Hlth Cent Rev United Church
          of Christ Homes Rfdg........................................   6.750   10/01/10         1,013,960
    955   Lehigh Cnty, PA Indl Dev Auth Rev Rfdg......................   8.000   08/01/12           997,211
  1,315   Luzerne Cnty, PA Indl Dev Auth 1st Mtg Gross Rev Rfdg.......   7.875   12/01/13         1,381,802
  1,500   McKean Cnty, PA Hosp Auth Hosp Rev Bradford Hosp Proj
          (Crossover Rfdg @ 10/01/00).................................   8.875   10/01/20         1,738,605
  2,000   McKeesport, PA Hosp Auth Rev McKeesport Hosp Proj Rfdg......   6.500   07/01/08         2,055,560
  3,000   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp Rev
          (Embedded Swap) (AMBAC Insd)................................   7.490   06/01/12         3,089,700
  1,000   Montgomery Cnty, PA Indl Dev Auth Retirement Cmnty Rev......   6.300   01/01/13           964,420
  1,000   Montgomery Cnty, PA Indl Dev Auth Rev Res Recovery..........   7.500   01/01/12         1,076,740
    500   Pennsylvania St Higher Edl Fac Auth College & Univ Rev
          Hahnemann Univ Proj (Prerefunded @ 07/01/99) (MBIA Insd)....   7.200   07/01/19           545,075
    250   Pennsylvania St Higher Edl Fac Auth Rev Med College PA Ser A
          (Prerefunded @ 03/01/99)....................................   7.500   03/01/14           267,435
  1,500   Pennsylvania St Higher Edl Fac Auth Univ PA Ser A Rfdg......   5.750   01/01/22         1,505,220
    685   Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp Rev........   7.250   03/01/24           670,745
  1,950   Ridley Park, PA Hosp Auth Rev Hosp Auth Rev Ser 1993A.......   6.000   12/01/13         1,904,780
  1,000   Scranton Lackawanna, PA Hlth & Welfare Auth Rev Allied Svcs
          Rehab Hosp Ser A............................................   7.375   07/15/08         1,065,980
    500   Scranton Lackawanna, PA Hlth & Welfare Auth Rev Moses Taylor
          Hosp Proj...................................................   8.250   07/01/09           539,685
  1,000   Washington Cnty, PA Hosp Auth Rev Hosp Canonsburg Genl Hosp
          Rfdg........................................................   7.350   06/01/13           974,760
                                                                                             --------------
                                                                                                 31,688,723
                                                                                             --------------
          RHODE ISLAND  0.6%
  2,000   Providence, RI Redev Agy Ctfs Partn Ser A...................   8.000   09/01/24         2,114,740
  2,345   Rhode Island Hsg & Mtg Fin Corp Rental Hsg Pgm Ser B (FHA
          Gtd)........................................................   7.950   10/01/30         2,502,561
  1,285   West Warwick, RI Ser A......................................   6.800   07/15/98         1,312,807
    600   West Warwick, RI Ser A......................................   7.300   07/15/08           647,472
                                                                                             --------------
                                                                                                  6,577,580
                                                                                             --------------
          SOUTH CAROLINA  0.4%
  3,000   Charleston Cnty, SC Arpt Dist Rfdg (MBIA Insd)..............   4.750   07/01/15         2,678,340
  1,070   Piedmont Muni Pwr Agy SC Elec Rev...........................   5.000   01/01/25           928,985
                                                                                             --------------
                                                                                                  3,607,325
                                                                                             --------------
          SOUTH DAKOTA  0.3%
  1,000   South Dakota St Hlth & Edl Fac Auth Rev Huron Reg Med
          Cent........................................................   7.250   04/01/20         1,058,300
    150   South Dakota St Hlth & Edl Fac Auth Rev Sioux Vly Hosp......   7.625   11/01/13           162,525
  1,850   South Dakota St Hlth & Edl Fac Auth Rev Sioux Vly Hosp
          (Prerefunded @ 11/01/98)....................................   7.625   11/01/13         2,003,328
                                                                                             --------------
                                                                                                  3,224,153
                                                                                             --------------
          TENNESSEE  0.4%
  1,750   Knox Cnty, TN Hlth Edl Hosp Fac Baptist Hlth Sys Rfdg & Impt
          (Connie Lee Insd)...........................................   5.500   04/15/17         1,690,728
  2,000   Springfield, TN Hlth & Edl Jesse Holman Jones Hosp Proj.....   8.500   04/01/24         2,161,980
                                                                                             --------------
                                                                                                  3,852,708
                                                                                             --------------


                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity     Market Value
-----------------------------------------------------------------------------------------------------------
          TEXAS  6.0%
$ 1,000   Austin, TX Arpt Sys Rev Prior Lien Ser A (MBIA Insd)........   6.125%  11/15/25    $    1,036,060
    500   Austin, TX Hsg Fin Corp Multi-Family Hsg Rev Stassney Woods
          Apartments Proj Rfdg........................................   6.500   10/01/10           513,920
  1,000   Austin, TX Hsg Fin Corp Multi-Family Hsg Rev Stassney Woods
          Apartments Proj Rfdg........................................   6.750   04/01/19         1,034,600
  2,500   Austin, TX Util Sys Rev (AMBAC Insd)........................       *   11/15/11         1,104,325
  3,000   Austin, TX Util Sys Rev (AMBAC Insd)........................       *   11/15/12         1,244,700
  1,000   Austin, TX Util Sys Rev Rfdg (AMBAC Insd) (b)...............   6.500   11/15/05         1,065,410
  1,000   Austin, TX Util Sys Rev Ser A (Prerefunded @ 11/15/98)......   7.800   11/15/12         1,087,970
    500   Baytown, TX Pptys Mgmt & Dev Corp Ser A (GNMA
          Collateralized).............................................   6.100   08/15/21           507,565
    160   Bell Cnty, TX Hlth Fac Dev Corp Rev Hosp Proj...............   9.250   07/01/08           175,832
    500   Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev Saint Luke's
          Lutheran Hosp...............................................   7.000   05/01/21           582,370
  1,500   Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev Saint Luke's
          Lutheran Hosp
          (Prerefunded @ 05/01/03)....................................   7.900   05/01/18         1,767,525
    375   Bexar Cnty, TX Hsg Fin Corp Rev Ser A (GNMA
          Collateralized).............................................   8.200   04/01/22           396,690
    600   Bexar Cnty, TX Hsg Fin Corp Rev Ser B (GNMA
          Collateralized).............................................   9.250   04/01/16           622,368
  1,675   Cedar Hill, TX Indt Sch Dist Cap Apprec Rfdg................       *   08/15/15           557,691
    625   Clear Creek, TX Indpt Sch Dist (Prerefunded @ 02/01/01).....   6.250   02/01/11           668,362
    250   Coastal Wtr Auth TX Conveyance Sys Rev (AMBAC Insd).........   6.250   12/15/17           265,293
    940   Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp Rev American
          Airls Inc...................................................   7.500   11/01/25         1,007,708
    250   El Paso, TX Hsg Auth Multi-Family Rev Ser A.................   6.250   12/01/09           257,240
    520   Fort Worth, TX Hsg Fin Corp Home Mtg Rev Ser A Rfdg.........   8.500   10/01/11           567,752
  3,000   Galena Park, TX Indt Sch Dist Cap Apprec Rfdg...............       *   08/15/20           780,660
    115   Galveston, TX Ppty Fin Auth Single Family Mtg Rev Ser A.....   8.500   09/01/11           124,789
  2,750   Garland, TX Econ Dev Auth Indl Dev Rev Yellow Freight Sys
          Inc Proj....................................................   8.000   12/01/16         2,834,810
    250   Guadalupe Blanco River Auth TX Indl Dev Corp Pollutn Ctl
          Rev.........................................................   6.350   07/01/22           265,550
  1,250   Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev..................   7.125   06/01/15         1,350,062
    100   Harris Cnty, TX Hsg Fin Corp Single Family Hsg Rev Ser 1983
          Ser A.......................................................  10.375   07/15/14           100,331
    250   Harris Cnty, TX Muni Util Dist No 120 (Prerefunded @
          08/01/01)...................................................   8.000   08/01/14           284,917
  1,000   Harris Cnty, TX Muni Util Dist Rfdg.........................   6.100   08/01/14         1,004,980
    375   Harris Cnty, TX Sch Hlthcare Corp Sys Rev...................   7.100   07/01/21           407,719
  1,000   Hidalgo Cnty, TX Hlth Svcs Mission Hosp Inc Proj............   7.000   08/15/08         1,057,060
    705   Houston, TX Hsg Fin Corp Single Family Mtg Rev Ser A Rfdg
          (FSA Insd)..................................................   5.950   12/01/10           718,783
    250   Lockhart, TX Correctional Fac Fin Corp Rev..................   6.625   04/01/12           268,073
  4,750   Matagorda Cnty, TX Navigation Dist No 1 Pollutn Ctl Rev Cent
          Pwr & Light Co Proj Rfdg (MBIA Insd)........................   6.100   07/01/28         4,882,572
    500   Mission Bend Muni Util Dist No 2 TX.........................  10.000   09/01/98           543,960
    145   Montgomery Cnty, TX Hlth Fac Dev Corp Hosp Mtg Rev Woodlands
          Med Cent Proj Rfdg..........................................   8.850   08/15/14           156,311
  3,500   North Central, TX Hlth Fac Dev Corp Rev Presbyterian
          Hlthcare Sys Ser C (Inverse Fltg) (Prerefunded @ 06/19/01)
          (MBIA Insd).................................................   9.485   06/22/21         4,186,875
    750   Northwest Harris Cnty, TX Muni Util Dist No 23..............   8.100   10/01/15           808,642
  2,050   Rusk Cnty, TX Hlth Fac Corp Hosp Rev Henderson Mem Hosp
          Proj........................................................   7.750   04/01/13         2,155,534
  1,000   Sam Rayburn, TX Muni Pwr Agy Pwr Supply Sys Rev.............   6.750   10/01/14           940,410
  1,000   Sam Rayburn, TX Muni Pwr Agy Pwr Supply Sys Rev Ser A
          Rfdg........................................................   6.250   10/01/17           885,120
    220   San Antonio, TX Elec & Gas Rev Ser A........................   6.500   02/01/12           230,729
    250   San Antonio, TX Hlth Fac Dev Corp Rev Encore Nursing Cent
          Partn.......................................................   8.250   12/01/19           269,453
    500   Tarrant Cnty, TX Hlth Fac Dev Corp Hosp Rev Fort Worth
          Osteopathic Rfdg & Impt.....................................   7.000   05/15/28           522,685
    500   Texas Genl Svcs Cmnty Partn Interests Office Bldg & Land
          Aquisition Proj.............................................   7.000   08/01/24           515,105
    271   Texas Genl Svcs Cmnty Partn Interests Office Bldg & Land
          Aquisition Proj.............................................   7.000   08/01/09           278,834
    500   Texas Genl Svcs Cmnty Partn Interests Office Bldg & Land
          Acquisition Proj............................................   7.000    8/01/19           515,045


                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity     Market Value
-----------------------------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$   950   Texas Genl Svcs Cmnty Partn Lease Purchase Cert.............   7.500%  02/15/13    $      964,621
    115   Texas Hsg Agy Mtg Rev Ser A.................................   7.150   09/01/12           119,589
  5,250   Texas St Dept Hsg & Cmnty Affairs Home Mtg Rev Coll Ser C
          Rfdg (Inverse Fltg) (GNMA Collateralized)...................   9.714   07/02/24         6,076,875
    325   Texas St Higher Edl Brd College Sr Lien.....................   7.700   10/01/25           342,456
  4,025   Texas St Higher Edl Coordinating Brd College Student Ln
          (d).........................................................  0/7.850  10/01/25         3,415,011
    250   Texas St Rfdg...............................................   6.500   12/01/21           264,723
  1,000   Texas St Superconducting Ser C..............................   5.500   04/01/20           973,690
    250   Texas St Tpk Auth Dallas Thruway Rev........................   6.000   01/01/20           250,515
  1,000   Texas St Veterans Hsg Assist (MBIA Insd)....................   6.800   12/01/10         1,049,170
  1,300   Texas St Veterans Hsg Assist (MBIA Insd)....................   6.800   12/01/23         1,363,609
    380   Travis Cnty, TX Hsg Fin Corp Single Family Mtg Rev (GNMA
          Collateralized).............................................   8.200   04/01/22           394,459
  2,250   West Side Calhoun Cnty, TX Navig Dist Solid Waste Disp Union
          Carbide Chem & Plastics.....................................   8.200   03/15/21         2,518,087
    500   Willow Fork Drainage Dist TX................................   7.000   03/01/11           529,485
    500   Willow Fork Drainage Dist TX................................   7.000   03/01/12           532,935
    500   Willow Fork Drainage Dist TX................................   7.000   03/01/13           531,555
  1,000   Winters, TX Wtrwks & Swr Sys Rev (Prerefunded @ 08/01/03)...   8.500   08/01/17         1,225,220
                                                                                             --------------
                                                                                                 61,104,390
                                                                                             --------------
          UTAH  2.7%
  3,140   Bountiful, UT Hosp Rev South Davis Cmnty Hosp Proj..........   9.500   12/15/18         3,485,808
  1,340   Hildale, UT Elec Rev Gas Turbine Elec Fac Proj..............   7.800   09/01/15         1,335,605
  1,000   Hildale, UT Elec Rev Gas Turbine Elec Fac Proj..............   8.000   09/01/20         1,008,720
  1,000   Hildale, UT Elec Rev Gas Turbine Elec Fac Proj..............   7.800   09/01/25           990,230
  1,850   Intermountain Pwr Agy UT Pwr Supply Rev Ser 86B.............   5.000   07/01/16         1,679,522
  1,000   Intermountain Pwr Agy UT Pwr Supply Rev Ser A (Prerefunded @
          07/01/99)...................................................   6.000   07/01/23         1,042,900
  3,650   Intermountain Pwr Agy UT Pwr Supply Rev Ser B Rfdg..........   7.750   07/01/20         3,885,498
 11,000   Salt Lake City, UT Hosp Rev IHC Hosp Inc Rfdg (Embedded
          Swap).......................................................   7.800   02/15/12        11,706,200
  1,115   Utah St Hsg Fin Agy Single Family Mtg Sr Ser A1 (FHA Gtd)...   7.100   07/01/14         1,161,975
  1,495   Utah St Hsg Fin Agy Single Family Mtg Sr Ser A2 (FHA Gtd)...   7.200   01/01/27         1,566,596
                                                                                             --------------
                                                                                                 27,863,054
                                                                                             --------------
          VIRGINIA  1.5%
  2,000   Fairfax Cnty, VA Park Auth Park Fac Rev.....................   6.625   07/15/14         2,106,380
  3,500   Fredericksburg, VA Indl Dev Auth Hosp Fac Rev (Inverse Fltg)
          (Prerefunded @ 08/15/01) (FGIC Insd)........................   6.600   08/15/23         3,844,855
  2,080   Loudoun Cnty, VA Ctfs Partn (FSA Insd)......................   6.800   03/01/14         2,339,584
  1,000   Loudoun Cnty, VA Ctfs Partn (FSA Insd)......................   6.900   03/01/19         1,128,830
  5,000   Roanoke, VA Indl Dev Auth Hosp Rev Roanoke Mem Hosp Carilion
          Hlth Sys Ser B Rfdg (MBIA Insd).............................   4.700   01/01/00         4,934,000
  1,000   Virginia Port Auth Comwlth Port Fund Rev....................   8.200   07/01/08         1,067,500
                                                                                             --------------
                                                                                                 15,421,149
                                                                                             --------------
          WASHINGTON  0.8%
  1,000   Port Walla Walla, WA Pub Corp Solid Waste Recycling Rev
          Ponderosa Fibres Proj.......................................   9.125   01/01/26           915,050
  1,250   Washington St Pub Pwr Supply Sys Nuclear Proj No 1 Rev (FGIC
          Insd).......................................................   7.125   07/01/16         1,500,387
  2,000   Washington St Pub Pwr Supply Sys Nuclear Proj No 2 Rev
          (Prerefunded @ 01/01/01)....................................   7.625   07/01/10         2,259,560
  1,000   Washington St Pub Pwr Supply Sys Nuclear Proj No 2 Rev
          (Prerefunded @ 07/01/00)....................................   7.375   07/01/12         1,112,880
  2,500   Washington St Pub Pwr Supply Sys Nuclear Proj No 2 Rev Rfdg
          (Prerefunded @ 07/01/00)....................................   7.000   07/01/12         2,752,100
                                                                                             --------------
                                                                                                  8,539,977
                                                                                             --------------
          WEST VIRGINIA  0.7%
  6,750   South Charleston, WV Indl Dev Rev Union Carbide Chem &
          Plastics Ser A..............................................   8.000%  08/01/20         7,258,748
                                                                                             --------------


                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity      Market Value
-----------------------------------------------------------------------------------------------------------
          WISCONSIN  1.9%
$   750   Jefferson, WI Swr Sys Wtrwrks & Elec Sys Mtg Rev
          (Prerefunded @ 07/01/01)....................................   7.400%  07/01/16    $      840,142
  2,640   Wisconsin Hsg & Econ Dev Auth Home Ownership Rev Rfdg
          (Inverse Fltg)..............................................  10.057   10/25/22         2,894,100
  1,000   Wisconsin Hsg & Econ Dev Auth Home Ownership Rev Ser D......   6.450   09/01/27         1,021,270
  5,000   Wisconsin St Hlth & Edl Fac Auth Rev Aurora Med Group Inc
          Ser P (FSA Insd)............................................   5.600   11/15/16         4,926,000
    600   Wisconsin St Hlth & Edl Fac Auth Rev Hess Mem Hosp Assn.....   7.200   11/01/05           599,724
  1,800   Wisconsin St Hlth & Edl Fac Auth Rev Hess Mem Hosp Assn.....   7.875   11/01/22         1,811,412
  1,000   Wisconsin St Hlth & Edl Fac Auth Rev United Lutheran Proj
          Aging Inc...................................................   8.500   03/01/19         1,050,760
  4,500   Wisconsin St Hlth & Edl Fac Auth Waukesha Mem Hosp Ser A
          (AMBAC Insd)................................................   5.250   08/15/19         4,263,210
  2,000   Wisconsin St Hlth & Edl Milwaukee Catholic Home Proj........   7.500   07/01/26         2,050,600
                                                                                             --------------
                                                                                                 19,457,218
                                                                                             --------------
          WYOMING  0.3%
  3,030   Wyoming Cmny Dev Auth Hsg Rev Ser 5.........................   6.200   06/01/16         3,039,938
                                                                                             --------------
TOTAL LONG-TERM INVESTMENTS  99.6%
  (Cost $951,637,004) (a).................................................................    1,012,737,353
SHORT-TERM INVESTMENTS AT AMORTIZED COST  1.7%............................................       17,061,604
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.3%).............................................      (13,557,005)
                                                                                             --------------
NET ASSETS  100.0%........................................................................   $1,016,241,952
                                                                                             ==============

*Zero coupon bond

(a) At December 31, 1996, for federal income tax purposes, cost is $951,662,670, the aggregate gross unrealized appreciation is $71,572,022 and the aggregate gross unrealized depreciation is $10,497,339, resulting in net unrealized appreciation of $61,074,683.

(b) Securities purchased on a when issued or delayed delivery basis.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments, open option and open futures transactions.

(d) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(e) Non-Income producing security.

AMBAC--AMBAC Indemnity Corporation

BIGI--Bond Investor Guaranty Inc.

FGIC--Financial Guaranty Insurance Company

FSA--Financial Security Assurance Inc.

MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $951,637,004)
  (Note 1)..................................................  $1,012,737,353
Short-Term Investments (Note 1).............................      17,061,604
Cash........................................................         104,623
Receivables:
  Interest..................................................      18,278,625
  Securities Sold...........................................       8,426,181
  Fund Shares Sold..........................................         642,914
  Variation Margin on Futures (Note 5)......................         149,919
Options at Market Value (Net premiums paid of $659,624)
  (Note 5)..................................................         386,722
                                                              --------------
      Total Assets..........................................   1,057,787,941
                                                              --------------
LIABILITIES:
Payables:
  Securities Purchased......................................      24,860,688
  Fund Shares Repurchased...................................      12,644,490
  Income Distributions......................................       2,323,471
  Distributor and Affiliates (Notes 2 and 6)................         907,297
  Investment Advisory Fee (Note 2)..........................         409,909
Accrued Expenses............................................         282,865
Deferred Compensation and Retirement Plans (Note 2).........         117,269
                                                              --------------
      Total Liabilities.....................................      41,545,989
                                                              --------------
NET ASSETS..................................................  $1,016,241,952
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Note 3)............................................  $  982,656,656
Net Unrealized Appreciation on Securities...................      60,847,273
Accumulated Undistributed Net Investment Income.............         662,245
Accumulated Net Realized Loss on Securities.................     (27,924,222)
                                                              --------------
NET ASSETS..................................................  $1,016,241,952
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
     net assets of $792,340,929 and 51,899,523 shares of
     beneficial interest issued and outstanding)............  $        15.27
    Maximum sales charge (4.75%* of offering price).........             .76
                                                              --------------
    Maximum offering price to public........................  $        16.03
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
     net assets of $210,982,818 and 13,819,776 shares of
     beneficial interest issued and outstanding)............  $        15.27
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
     net assets of $12,918,205 and 846,831 shares of
     beneficial interest issued and outstanding)............  $        15.25
                                                              ==============
*On sales of $100,000 or more, the sales charge will be
  reduced.


                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 69,853,730
                                                              ------------
EXPENSES:
Investment Advisory Fee (Note 2)............................     4,825,272
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,990,737, $2,084,477 and $119,847,
  respectively) (Note 6)....................................     4,195,061
Shareholder Services (Note 2)...............................     1,131,955
Custody.....................................................       329,016
Legal (Note 2)..............................................       172,500
Trustees Fees and Expenses (Note 2).........................        35,372
Other.......................................................       575,056
                                                              ------------
    Total Expenses..........................................    11,264,232
    Less Expenses Reimbursed (Note 2).......................        10,028
                                                              ------------
    Net Expenses............................................    11,254,204
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 58,599,526
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
  Investments (Including reorganization and restructuring
    costs of $345,015)......................................  $ 13,578,699
  Options...................................................      (914,878)
  Futures...................................................     2,865,748
                                                              ------------
Net Realized Gain on Securities.............................    15,529,569
                                                              ------------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period...................................    95,777,573
                                                              ------------
  End of the Period:
    Investments.............................................    61,100,349
    Options.................................................      (272,902)
    Futures.................................................        19,826
                                                              ------------
                                                                60,847,273
                                                              ------------
Net Unrealized Depreciation on Securities During the
  Period....................................................   (34,930,300)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES..............  $(19,400,731)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 39,198,795
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1996 and 1995
--------------------------------------------------------------------------------

                                                                 Year Ended          Year Ended
                                                              December 31, 1996   December 31, 1995
---------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................   $   58,599,526      $   43,789,819
Net Realized Gain/Loss on Securities........................       15,529,569         (13,008,288)
Net Unrealized Appreciation/Depreciation on Securities
  During the Period.........................................      (34,930,300)        108,912,791
                                                               --------------      --------------
Change in Net Assets from Operations........................       39,198,795         139,694,322
                                                               --------------      --------------

Distributions from Net Investment Income....................      (57,534,519)        (43,561,521)
Distributions in Excess of Net Investment Income (Note 1)...              -0-            (826,976)
                                                               --------------      --------------

Distributions from and in Excess of Net Investment
  Income*...................................................      (57,534,519)        (44,388,497)
                                                               --------------      --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........      (18,335,724)         95,305,825
                                                               --------------      --------------

FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold...................................      448,529,529         406,337,419
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................       29,896,737          23,081,168
Cost of Shares Repurchased..................................     (511,329,514)       (116,597,602)
                                                               --------------      --------------

NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........      (32,903,248)        312,820,985
                                                               --------------      --------------

TOTAL INCREASE/DECREASE IN NET ASSETS.......................      (51,238,972)        408,126,810
NET ASSETS:
Beginning of the Period.....................................    1,067,480,924         659,354,114
                                                               --------------      --------------

End of the Period (Including accumulated undistributed net
  investment income of $662,245 and $(553,439),
  respectively).............................................   $1,016,241,952      $1,067,480,924
                                                               ==============      ==============

                                                            Year Ended          Year Ended
                *Distributions by Class                  December 31, 1996   December 31, 1995
----------------------------------------------------------------------------------------------
Distributions from and in Excess of Net Investment
  Income:
  Class A Shares........................................ $  (46,362,424)    $   (34,867,726)
  Class B Shares........................................    (10,564,184)         (9,177,676)
  Class C Shares........................................       (607,911)           (313,688)
  Class D Shares........................................             --             (29,407)
                                                         --------------     ---------------

                                                         $  (57,534,519)    $   (44,388,497)
                                                         ==============     ===============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------


                                                                          Year Ended December 31,
                                                              -----------------------------------------------
                       Class A Shares                          1996      1995      1994      1993      1992
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................  $15.549   $14.261   $16.164   $15.310   $15.071
                                                              -------   -------   -------   -------   -------
  Net Investment Income.....................................     .898      .874      .886      .964     1.041
  Net Realized and Unrealized Gain/Loss on Securities.......    (.298)    1.296    (1.907)     .862      .374
                                                              -------   -------   -------   -------   -------
Total from Investment Operations............................     .600     2.170    (1.021)    1.826     1.415
                                                              -------   -------   -------   -------   -------
Less:
  Distributions from and in Excess of Net Investment Income
    (Note 1)................................................     .882      .882      .882      .972     1.044
  Distributions from and in Excess of Net Realized Gain on
    Securities (Note 1).....................................      -0-       -0-       -0-       -0-      .132
                                                              -------   -------   -------   -------   -------
Total Distributions.........................................     .882      .882      .882      .972     1.176
                                                              -------   -------   -------   -------   -------
Net Asset Value, End of the Period..........................  $15.267   $15.549   $14.261   $16.164   $15.310
                                                              =======   =======   =======   =======   =======
Total Return* (a)...........................................    4.07%    15.61%    (6.37%)   12.20%     9.69%
Net Assets at End of the Period (In millions)...............   $792.3    $839.7    $495.8    $597.6    $463.6
Ratio of Expenses to Average Net Assets*....................     .94%      .99%      .99%      .87%      .86%
Ratio of Net Investment Income to Average Net Assets*.......    5.93%     5.86%     5.93%     6.08%     6.76%
Portfolio Turnover..........................................      73%       61%       75%       82%       92%
*If certain expenses had not been assumed by VKAC, total
  return would have been lower and the ratios would have
  been as follows:
Ratio of Expenses to Average Net Assets.....................     .94%      .99%      .99%      .98%     1.00%
Ratio of Net Investment Income to Average Net Assets........    5.93%     5.86%     5.93%     5.97%     6.62%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                     August 24, 1992
                                                                   Year Ended December 31,          (Commencement of
                                                            -------------------------------------   Distribution) to
                      Class B Shares                         1996      1995      1994      1993     December 31, 1992
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..................  $15.549   $14.261   $16.139   $15.308             $15.481
                                                            -------   -------   -------   -------             -------
  Net Investment Income...................................     .783      .762      .780      .852                .320
  Net Realized and Unrealized Gain/Loss on Securities.....    (.297)    1.294    (1.890)     .845               (.033)
                                                            -------   -------   -------   -------             -------
Total from Investment Operations..........................     .486     2.056    (1.110)    1.697                .287
                                                            -------   -------   -------   -------             -------
Less:
  Distributions from and in Excess of Net Investment
    Income (Note 1).......................................     .768      .768      .768      .866                .328
  Distributions from and in Excess of Net Realized Gain on
    Securities (Note 1)...................................      -0-       -0-       -0-       -0-                .132
                                                            -------   -------   -------   -------             -------
Total Distributions.......................................     .768      .768      .768      .866                .460
                                                            -------   -------   -------   -------             -------
Net Asset Value, End of the Period........................  $15.267   $15.549   $14.261   $16.139             $15.308
                                                            =======   =======   =======   =======             =======
Total Return* (a).........................................    3.29%    14.74%    (6.96%)   11.33%               1.90%**
Net Assets at End of the Period (In millions).............   $211.0    $216.6    $158.7    $168.2               $48.4
Ratio of Expenses to Average Net Assets*..................    1.70%     1.73%     1.70%     1.65%               1.66%
Ratio of Net Investment Income to Average Net Assets*.....    5.17%     5.09%     5.22%     5.19%               5.23%
Portfolio Turnover........................................      73%       61%       75%       82%                 92%
*If certain expenses had not been assumed by VKAC, total
  return would have been lower and the ratios would have
  been as follows:
Ratio of Expenses to Average Net Assets...................    1.70%     1.73%     1.70%     1.73%               2.42%
Ratio of Net Investment Income to Average Net Assets......    5.17%     5.09%     5.22%     5.11%               4.48%

**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                             August 13, 1993
                                                                Year Ended December 31,     (Commencement of
                                                              ---------------------------   Distribution) to
                       Class C Shares                          1996      1995      1994     December 31, 1993
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................  $15.545   $14.262   $16.141             $15.990
                                                              -------   -------   -------             -------
  Net Investment Income.....................................     .782      .771      .783                .300
  Net Realized and Unrealized Gain/Loss on Securities.......    (.305)    1.280    (1.894)               .171
                                                              -------   -------   -------             -------
Total from Investment Operations............................     .477     2.051    (1.111)               .471
Less Distributions from and in Excess of Net Investment
  Income (Note 1)...........................................     .768      .768      .768                .320
                                                              -------   -------   -------             -------
Net Asset Value, End of the Period..........................  $15.254   $15.545   $14.262             $16.141
                                                              =======   =======   =======             =======
Total Return (a)............................................    3.16%    14.74%    (6.97%)              2.96%*
Net Assets at End of the Period (In millions)...............    $12.9     $11.2      $3.9                $4.1
Ratio of Expenses to Average Net Assets (b).................    1.70%     1.72%     1.74%               1.85%
Ratio of Net Investment Income to Average Net Assets (b)....    5.17%     5.24%     5.19%               3.95%
Portfolio Turnover..........................................      73%       61%       75%                 82%

*Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen American Capital Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on August 1, 1990. The distribution of the Fund's Class B and Class C shares commenced on August 24, 1992 and August 13, 1993, respectively. On July 6, 1995, all Class D shareholders redeemed their shares and the class was eliminated. The Fund will no longer offer Class D shares.

       The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

       The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $28,118,805 which expires between December 31, 2002 and December 31, 2003. Net realized gains or losses differ for financial reporting and tax purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sale transactions, gains or losses recognized for tax purposes on open option and futures positions and the capitalization for tax purposes of reorganization and restructuring costs.

                               December 31, 1996
--------------------------------------------------------------------------------

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

       For the year ended December 31, 1996, 98.77% of the income distributions made by the Fund were exempt from federal income taxes.

       Due to inherent differences in the recognition of interest income under generally accepted accounting principles and federal income tax purposes, for those securities which the Fund has placed on non-accrual status, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods. Additionally, permanent book and tax basis differences relating to the recognition of certain expenses which are not deductible for tax purposes totaling $150,677 were reclassified from accumulated undistributed net investment income to capital.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                     AVERAGE NET ASSETS                      % PER ANNUM
------------------------------------------------------------------------
First $500 million..........................................   .50 of 1%
Over $500 million...........................................   .45 of 1%

       Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

       For the year ended December 31, 1996, the Fund recognized expenses of approximately $108,100 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting, cash management and legal services to the Fund.

       ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended December 31, 1996, the Fund recognized expenses of approximately $892,000, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

       Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC. For the year ended December 31, 1996, the Adviser reimbursed the Fund for certain trustees' compensation in connection with the July, 1995 increase in the number of trustees of the Fund.

       The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

       At December 31, 1996, VKAC owned 6,894, 33 and 32 shares of Classes A, B and C, respectively.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                               December 31, 1996
--------------------------------------------------------------------------------

       At December 31, 1996, capital aggregated $760,254,848, $209,639,832 and
$12,761,976 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                                SHARES          VALUE
-----------------------------------------------------------------------------------------
Sales:
  Class A...................................................   27,650,131   $ 418,053,766
  Class B...................................................    1,641,964      24,779,007
  Class C...................................................      375,923       5,696,756
                                                              -----------   -------------
Total Sales.................................................   29,668,018   $ 448,529,529
                                                              ===========   =============
Dividend Reinvestment:
  Class A...................................................    1,572,959   $  23,855,458
  Class B...................................................      375,855       5,699,914
  Class C...................................................       22,531         341,365
                                                              -----------   -------------
Total Dividend Reinvestment.................................    1,971,345   $  29,896,737
                                                              ===========   =============
Repurchases:
  Class A...................................................  (31,326,699)  $(474,926,518)
  Class B...................................................   (2,128,006)    (32,268,288)
  Class C...................................................     (272,810)     (4,134,708)
                                                              -----------   -------------
Total Repurchases...........................................  (33,727,515)  $(511,329,514)
                                                              ===========   =============

                               December 31, 1996
--------------------------------------------------------------------------------

       At December 31, 1995, capital aggregated $793,389,808, $211,460,358 and
$10,860,415 for Classes A, B and C, respectively. For the year ended December 31, 1995, transactions were as follows:

                                                                SHARES          VALUE
-----------------------------------------------------------------------------------------
Sales:
  Class A...................................................   24,431,223   $ 346,409,490
  Class B...................................................    3,801,812      52,179,384
  Class C...................................................      533,838       7,748,545
  Class D...................................................          -0-             -0-
                                                               ----------   -------------
Total Sales.................................................   28,766,873   $ 406,337,419
                                                               ==========   =============
Dividend Reinvestment:
  Class A...................................................    1,177,039   $  17,764,127
  Class B...................................................      388,749       5,104,906
  Class C...................................................       12,019         181,673
  Class D...................................................        2,041          30,462
                                                               ----------   -------------
Total Dividend Reinvestment.................................    1,579,848   $  23,081,168
                                                               ==========   =============
Repurchases:
  Class A...................................................   (6,373,222)  $ (93,894,378)
  Class B...................................................   (1,339,250)    (20,151,942)
  Class C...................................................      (94,687)     (1,432,423)
  Class D...................................................      (70,940)     (1,118,859)
                                                               ----------   -------------
Total Repurchases...........................................   (7,878,099)  $(116,597,602)
                                                               ==========   =============

       Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                                CONTINGENT DEFERRED
                                                                   SALES CHARGE
                     YEAR OF REDEMPTION                       CLASS B         CLASS C
-------------------------------------------------------------------------------------
First.......................................................   4.00%           1.00%
Second......................................................   3.75%            None
Third.......................................................   3.50%            None
Fourth......................................................   2.50%            None
Fifth.......................................................   1.50%            None
Sixth.......................................................   1.00%            None
Seventh and Thereafter......................................    None            None

                               December 31, 1996
--------------------------------------------------------------------------------

       For the year ended December 31, 1996, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $122,900 and CDSC on redeemed shares of approximately $506,000. Sales charges do not represent expenses of the Fund.

       On September 22, 1995, the Fund acquired all of the assets and liabilities of the Van Kampen American Capital Municipal Bond Fund (the "AC Fund"), through a tax free reorganization approved by AC Fund shareholders on September 21, 1995. The Fund issued 20,054,672, 2,774,312 and 471,489 shares of
Classes A, B and C valued at $301,019,346, $41,842,606 and $7,076,761, respectively, in exchange for AC Fund's net assets. Shares issued in connection with this reorganization are included in common share sales for the year ended December 31, 1995. Combined net assets on the date of acquisition were $1,027,309,801.

       On October 25, 1996, the Fund acquired all of the assets and liabilities of the Van Kampen American Capital Texas Tax Free Income Fund (the "TX Fund"), through a tax free reorganization approved by TX Fund shareholders on October 15, 1996. The Fund issued 605,902, 421,195 and 53,444 shares of Classes A, B and C valued at $9,179,415, $6,381,107 and $809,140, respectively, in exchange for TX Fund's net assets. Shares issued in connection with this reorganization are included in common share sales for the current period. Combined net assets on the day of acquisition were $1,003,018,474.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $744,315,333 and $775,600,106, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

       The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

       Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

                               December 31, 1996
--------------------------------------------------------------------------------

       Transactions in options for the year ended December 31, 1996, were as follows:

                                                              Contracts     Premium
-------------------------------------------------------------------------------------
Outstanding at December 31, 1995............................       -0-    $       -0-
Options Written and Purchased (Net).........................    24,420     (3,345,011)
Options Terminated in Closing Transactions (Net)............    (9,862)       420,072
Options Expired (Net).......................................   (13,171)     2,038,789
Options Exercised (Net).....................................      (637)       226,526
                                                              ---------   -----------
Outstanding at December 31, 1996............................       750    $  (659,624)
                                                              =========   ===========

       The related futures contracts of the outstanding option transactions as of December 31, 1996, and the description and market value are as follows:

                                                                                      MARKET
                                                                   EXP. MONTH/        VALUE
                                                     CONTRACTS    EXERCISE PRICE    OF OPTIONS
----------------------------------------------------------------------------------------------
U.S. Treasury Bond Futures
  March 1997--Purchased Calls (Current Notional
  Value of $112,625 per Contract)................       750             Feb./116    $ 386,722
                                                        ===                         =========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

       Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

       Transactions in futures contracts for the year ended December 31, 1996, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at December 31, 1995............................     1,100
Futures Opened..............................................    39,389
Futures Closed..............................................   (40,238)
                                                              --------
Outstanding at December 31, 1996............................       251
                                                              ========

                               December 31, 1996
--------------------------------------------------------------------------------

       The futures contracts outstanding at December 31, 1996, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                         UNREALIZED
                                                                        APPRECIATION/
                                                            CONTRACTS   DEPRECIATION
-------------------------------------------------------------------------------------
U.S. Treasury Bond Futures
  March 1997--Sells to Open (Current Notional Value
  $112,625 per contract)..................................      50         $24,598

Municipal Bond Index Futures
  March 1997--Sells to Open (Current Notional Value
  $116,063 per contract)..................................     201          (4,772)
                                                               ---         -------

                                                               251         $19,826
                                                               ===         =======

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

       An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

       An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

       Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1996, are payments to VKAC of approximately $1,584,600.

                                                                      APPENDIX C

                      STATEMENT OF ADDITIONAL INFORMATION
                                       OF
                          VAN KAMPEN AMERICAN CAPITAL
                        NEW JERSEY TAX FREE INCOME FUND

                                April 30, 1997,
                         As supplemented July 21, 1997

                          VAN KAMPEN AMERICAN CAPITAL

JULY 21, 1997 SUPPLEMENT TO STATEMENTS OF ADDITIONAL INFORMATION

                    Statement of Additional Information dated April 30, 1997 VKAC U.S. Government Fund
                    VKAC Insured Tax Free Income Fund
                    VKAC California Insured Tax Free Fund
                    VKAC Tax Free High Income Fund
                    VKAC Municipal Income Fund
                    VKAC Intermediate Term Municipal Income Fund
                    VKAC Florida Insured Tax Free Income Fund
                    VKAC New Jersey Tax Free Income Fund
                    VKAC New York Tax Free Income Fund
                    VKAC Pennsylvania Tax Free Income Fund

                    Statement of Additional Information dated April 25, 1997 VKAC Foreign Securities Fund

     The section of the Statement of Additional Information entitled the Trustees and Officers is hereby supplemented by adding Richard M. DeMartini and Don G. Powell, effective May 31, 1997, as Trustees of the Fund.

     Mr. DeMartini is President and Chief Operating Officer, Dean Witter Capital, a division of Dean Witter Reynolds Inc. Mr. DeMartini is a Director of InterCapital Funds, Dean Witter Distributors, Inc. and Dean Witter Trust Company. Trustee of the TCW/DW Funds. Director of the National Healthcare Resources, Inc. Formerly Vice Chairman of the Board of the National Association of Securities Dealers, Inc. and Chairman of the Board of The Nasdaq Stock Market, Inc. Trustee of each of the funds in the Fund Complex. Mr. DeMartini's principal business address is Two World Trade Center, 66th Floor, New York, NY 10048, and his date of birth is 10/12/52.

     Mr. Don G. Powell is currently Chairman and a Director of Van Kampen American Capital, Inc., VK/AC Holding, Inc., Van Kampen American Capital Distributors, Inc., Van Kampen American Capital Investment Advisory Corp., Van Kampen American Capital Asset Management, Inc., Van Kampen American Capital Management, Inc., Van Kampen American Capital Advisors, Inc., ACCESS Investor Services, Inc., Van Kampen American Capital Recordkeeping Services, Inc., Van Kampen American Capital Trust Company and Van Kampen American Capital Exchange Corporation. Prior to April 15, 1997, Chairman and a Director of Van Kampen American Capital Services, Inc. Prior to November 1996, President, Chief Executive Officer and a Director of VK/AC Holding, Inc. Chairman of the Board of Governors and the Executive Committee of the Investment Company Institute. Prior to July of 1996, President, Chief Executive Officer and a Trustee/Director of the funds in the Fund Complex, open-end investment companies advised by Van Kampen American Capital Management, Inc. and closed-end investment companies advised by Van Kampen American Capital Investment Advisory Corp. Mr. Powell's principal business address is 2800 Post Oak Blvd., 45th Floor, Houston, TX 77056, and his date of birth is 10/19/39.

     Dennis J. McDonnell resigned as a Trustee of the Fund, effective May 31, 1997.

                      STATEMENT OF ADDITIONAL INFORMATION

          VAN KAMPEN AMERICAN CAPITAL NEW JERSEY TAX FREE INCOME FUND

  Van Kampen American Capital New Jersey Tax Free Income Fund, formerly known as Van Kampen Merritt New Jersey Tax Free Income Fund (the "Fund"), seeks to provide investors with high current income exempt from federal income tax and New Jersey gross income tax, consistent with preservation of capital. The Fund is designed for investors who are residents of New Jersey for tax purposes. Under normal market conditions, the Fund attempts to achieve its investment objective by investing at least 80% of its assets in a portfolio of New Jersey municipal securities rated investment grade at the time of investment. Investment grade securities are securities rated BBB or higher by Standard & Poors Ratings Group ("S&P"), Baa or higher by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO"). Up to 20% of the Fund's total assets may consist of New Jersey municipal securities rated below investment grade (but not rated lower than B- by S&P, B3 by Moody's or an equivalent rating by another NRSRO) and unrated New Jersey municipal securities believed by the Fund's investment adviser to be of comparable quality, which involve special risk considerations. There is no assurance that the Fund will achieve its investment objective. The Fund is a separate series of Van Kampen American Capital Tax Free Trust, a Delaware business trust (the "Trust").

  This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Fund dated April 30, 1997 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge by writing or calling Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, IL 60181 at (800) 421-5666 (or (800) 421-2833 for the hearing impaired). This Statement of Additional Information incorporates by reference the entire Prospectus.

  The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. (the "SEC"). These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
The Fund and the Trust......................................  B-2
Investment Policies and Restrictions........................  B-2
Additional Investment Considerations........................  B-4
Description of Municipal Securities Ratings.................  B-14
Trustees and Officers.......................................  B-19
Investment Advisory and Other Services......................  B-29
Custodian and Independent Accountants.......................  B-31
Portfolio Transactions and Brokerage Allocation.............  B-31
Tax Status of the Fund......................................  B-32
The Distributor.............................................  B-32
Distribution and Service Plans..............................  B-33
Legal Counsel...............................................  B-34
Performance Information.....................................  B-34
Appendix A -- Special Considerations Relating to New Jersey
  Municipal Securities......................................  B-37
Report of Independent Accountants...........................  B-58
Financial Statements........................................  B-59
Notes to Financial Statements...............................  B-67

       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED APRIL 30, 1997.

                             THE FUND AND THE TRUST

  Van Kampen American Capital New Jersey Tax Free Income Fund (the "Fund") is a separate series of the Trust, an open-end non-diversified management investment company. At present, the Fund, Van Kampen American Capital Insured Tax Free Income Fund, Van Kampen American Capital Tax Free High Income Fund, Van Kampen American Capital Municipal Income Fund, Van Kampen American Capital Intermediate Term Municipal Income Fund, Van Kampen American Capital California Insured Tax Free Fund, Van Kampen American Capital New York Tax Free Income Fund and Van Kampen American Capital Florida Insured Tax Free Income Fund have been organized as series of the Trust and have commenced investment operations. Van Kampen American Capital California Tax Free Income Fund, Van Kampen American Capital Michigan Tax Free Income Fund, Van Kampen American Capital Missouri Tax Free Income Fund and Van Kampen American Capital Ohio Tax Free Income Fund have been organized as series of the Trust but have not commenced investment operations. Other series may be organized and offered in the future.

  The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated as of May 10, 1995. The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares for each portfolio. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio. The Trust can issue an unlimited number of shares, $0.01 par value (prior to July 31, 1995, the shares had no par value). Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability. The Fund was originally organized in 1994 under the name Van Kampen Merritt New Jersey Tax Free Income Fund as a sub-trust of Van Kampen Merritt Tax Free Fund, a Massachusetts business trust. The Fund was reorganized as a series of the Trust and adopted its present name as of July 31, 1995.

  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved. Except as described in the Prospectus, shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights. The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting.

  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the Investment Company Act of 1940, as amended (the "1940 Act") or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

                      INVESTMENT POLICIES AND RESTRICTIONS

  The investment objective of the Fund is set forth in the Prospectus under the caption "Investment Objective and Policies." There can be no assurance that the Fund will achieve its investment objective.

  Fundamental investment restrictions limiting the investments of the Fund provide that the Fund may not:

   1. Invest more than 25% of its assets in a single industry; however, as described in the Prospectus, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   2. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge, or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into when issued and delayed delivery transactions as described in the Prospectus.

   3. Make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   4. Buy any securities "on margin." Neither the deposit of initial or maintenance margin in connection with hedging transactions nor short term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

   5. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except in connection with Strategic Transactions in accordance with the requirements of the SEC and the Commodity Futures Trading Commission.

   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to securities owned by the Fund would be deemed to constitute such control or participation, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   8. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and extent permitted by
      (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   9. Invest in oil, gas or mineral leases or in equity interests in oil, gas, or other mineral exploration or development programs, except pursuant to the exercise by the Fund of its rights under agreements relating to municipal securities.

  10. Purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interest in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such securities (in which case the Fund may own, hold, foreclose, liquidate or otherwise dispose of real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.

  The Fund may not change any of these investment restrictions nor any other fundamental policy as they apply to the Fund without the approval of the lesser of (i) more than 50% of the Fund's outstanding shares or

(ii) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

  These investment restrictions are subject to provisions of applicable New Jersey tax law. Thus, under current New Jersey tax law, the Fund must not hold any investments in real estate or commodities to qualify as a "qualified investment fund". See the Prospectus under the caption "Tax Status -- New Jersey Taxation."

  The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as deemed advisable in view of prevailing or anticipated market conditions to accomplish the Fund's investment objectives. For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates. Frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities by the monthly average value of the securities in the portfolio during the year. Securities, including options, whose maturity or expiration date at the time of acquisition were one year or less are excluded from such calculation. The Fund anticipates that its annual portfolio turnover rate will normally be less than 200%.

                      ADDITIONAL INVESTMENT CONSIDERATIONS

MUNICIPAL SECURITIES

  Municipal securities include long-term obligations, which are often called municipal bonds, as well as shorter term municipal notes, municipal leases, and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities, and therefore the Fund generally expects to be invested primarily in longer term municipal securities. The Fund will, however, invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes and when redemption requests are expected. The two principal classifications of municipal bonds are "general obligation" and "revenue" or "special obligation" bonds, which include "industrial revenue bonds." General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source such as from the user of the facility being financed.

  Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of municipal authorities of entities used to finance the acquisition of equipment and facilities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment and would adversely affect the Fund's status as a "qualified investment fund" under New Jersey tax law. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation. The Fund will invest in lease obligations which contain non-appropriation clauses only if such obligations are rated investment grade, at the time of investment.

  Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract.

  The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

  The Fund also may invest up to 20% of its total assets in variable rate derivative municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest. When market rates of interest decrease, the change in value of such securities will have a positive effect on the net asset value of the Fund, and when market rates of interest increase, the change in value of such securities will have a negative effect on the net asset value of the Fund. Inverse floaters may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of inverse floaters in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

  The Fund may also acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid and would adversely affect the Fund's status as a "qualified investment fund" under New Jersey tax law.

  The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantee of such payment obligations, of the municipal securities.

  Although the Fund will invest at least 80% of its assets in municipal securities rated investment grade at the time of investment, municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund and would adversely affect the Fund's status as a "qualified investment fund" under New Jersey tax law. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

  The Fund may invest up to 15% of its total assets in illiquid securities, securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933, as amended, that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading activities and the availability of price quotations), will not be treated as restricted securities by the Fund pursuant to such rules. The Fund may, from time to time, adopt a more restrictive limitation with respect to investment in illiquid and restricted securities in order to comply with the most restrictive state securities law, currently 10%. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, which the Board of Trustees or the Fund's investment adviser has determined under Board-approved guidelines to be liquid. The Fund's policy with respect to investment in illiquid and restricted securities is not a fundamental policy and may be changed by the Board of Trustees, in consultation with the Adviser, without obtaining shareholder approval.

LOWER GRADE MUNICIPAL SECURITIES

  In normal circumstances, at least 80% of the Fund's total assets will be invested in investment grade municipal securities and up to 20% of the Fund's total assets may be invested in lower grade municipal securities. The amount of available information about the financial condition of municipal securities issuers is generally less extensive than that for corporate issuers with publicly traded securities and the market for municipal securities is considered to be generally less liquid than the market for corporate debt obligations. Liquidity relates to the ability of a Fund to sell a security in a timely manner at a price which reflects the value of that security. As discussed below, the market for lower grade municipal securities is considered generally to be less liquid than the market for investment grade municipal securities. Further, municipal securities in which the Fund may invest include special obligation bonds, lease obligations, participation certificates and variable rate instruments. The market for such securities may be particularly less liquid. The relative illiquidity of some of the Fund's portfolio securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a price which reflects the value of such security in the Adviser's judgment. Although the issuer of some such municipal securities may be obligated to redeem such securities at face value, such redemption could result in capital losses to the Fund to the extent that such municipal securities were purchased by the Fund at a premium to face value. The market for less liquid securities tends to be more volatile than the market for more liquid securities and market values of relatively illiquid securities may be more susceptible to change as a result of adverse publicity and investor perceptions than are the market values of higher grade, more liquid securities.

  The Fund's net asset value will change with changes in the value of its portfolio securities. Because the Fund will invest primarily in fixed income municipal securities, the Fund's net asset value can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities can be expected to decline. Net asset value and market value may be volatile due to the Fund's investment in lower grade and less liquid municipal securities. Volatility may be greater during periods of general economic uncertainty.

  The Adviser values the Fund's investments pursuant to guidelines adopted and periodically reviewed by the Board of Trustees. To the extent that there is no established retail market for some of the securities in which the Fund may invest, there may be relatively inactive trading in such securities and the ability of the Adviser to accurately value such securities may be adversely affected. During periods of reduced market liquidity and in the absence of readily available market quotations for securities held in the Fund's portfolio, the responsibility of the Adviser to value the Fund's securities becomes more difficult and the Adviser's judgment may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data. To the extent that the Fund invests in illiquid securities and securities which are restricted as to resale, the Fund may incur additional risks and costs. Illiquid and restricted securities are particularly difficult to dispose of.

  Lower grade municipal securities generally involve greater credit risk than higher grade municipal securities. A general economic downturn or a significant increase in interest rates could severely disrupt the market for lower grade municipal securities and adversely affect the market value of such securities. In addition, in such circumstances, the ability of issuers of lower grade municipal securities to repay principal and to pay interest, to meet projected financial goals and to obtain additional financing may be adversely affected. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the lower grade municipal securities in the Fund's portfolio and thus the Fund's net asset value. The secondary market prices of lower grade municipal securities are less sensitive to changes in interest rates than are those for higher rated municipal securities, but are more sensitive to adverse economic changes or individual issuer developments. Adverse publicity and investor perceptions, whether or not based on rational analysis, may also affect the value and liquidity of lower grade municipal securities.

  Yields on the Fund's portfolio securities can be expected to fluctuate over time. In addition, periods of economic uncertainty and changes in interest rates can be expected to result in increased volatility of the market prices of the lower grade municipal securities in the Fund's portfolio and thus in the net asset value of the Fund. Net asset value and market value may be volatile due to the Fund's investment in lower grade and less liquid municipal securities. Volatility may be greater during periods of general economic uncertainty. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of interest or a repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery thereof. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional capital with respect to such issuer or the project or projects to which the Fund's portfolio securities relate. Recent and proposed legislation may have an adverse impact on the market for lower grade municipal securities. Recent legislation requires federally-insured savings and loan associations to divest their investments in lower grade bonds. Other legislation has been proposed which, if enacted, could have an adverse impact on the market for lower grade municipal securities.

  The Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Adviser also may consider, although it does not rely primarily on, the credit ratings of S&P, Moody's or another NRSRO in evaluating municipal securities. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Adviser continuously monitors the issuers of municipal securities held in the Fund's portfolio. The Fund may, if deemed appropriate by the Adviser, retain a security whose rating has been downgraded below

B- by S&P, below B3 by Moody's or an equivalent rating by another NRSRO, or whose rating has been withdrawn.

  Because issuers of lower grade municipal securities frequently choose not to seek a rating of their municipal securities, the Adviser will be required to determine the relative investment quality of many of the municipal securities in the Fund's portfolio. Further, because the Fund may invest up to 20% of its total assets in these lower grade municipal securities, achievement by the Fund of its investment objective may be more dependent upon the Adviser's investment analysis than would be the case if the Fund were investing exclusively in higher grade municipal securities. The relative lack of financial information available with respect to issuers of municipal securities may adversely affect the Adviser's ability to successfully conduct the required investment analysis.

SPECIAL CONSIDERATIONS RELATING TO NEW JERSEY MUNICIPAL SECURITIES

  Investors should be aware of certain factors that might affect the financial condition of issuers of New Jersey municipal securities. New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. By the beginning of the national recession in 1990, construction activity had already been declining in New Jersey for nearly two years. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing. Reflecting the downturn, the rate of unemployment in the State rose from a peacetime low of 3.6% during the first quarter of 1989 to a recessionary peak of 8.4% during 1992. Since then, the unemployment rate fell to an average of 6.4% during the first ten months of 1995.

  More detailed information concerning New Jersey municipal securities and the State of New Jersey is included in Appendix A of the Statement of Additional Information.

STRATEGIC TRANSACTIONS

  The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific market movements) or to manage the effective maturity or duration of the Fund's fixed-income securities. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Under current New Jersey tax law, the Fund may not hold any investments other than interest-bearing obligations, obligations issued at a discount and cash and cash items, including receivables and financial options, futures, forward contracts or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto. See the Prospectus under the caption "Tax Status -- New Jersey Taxation."

  In the course of pursuing these investment strategies, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). Under current New Jersey tax law, the Fund may purchase and sell exchange-listed and over-the-counter put and call options and purchase and sell financial futures. See the Prospectus under the caption "Tax Status -- New Jersey Taxation." The Fund also reserves the right to engage in swaps, caps, floors or collars. However, current New Jersey tax law may limit the Fund's ability to engage in such transactions. Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

  Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund. See "Tax Status" in the Prospectus.

  GENERAL CHARACTERISTICS OF OPTIONS.   Put options and call options typically
have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other NRSRO. The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.

  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

  The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligation with respect to the call option.

  The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, municipal obligations and Eurodollar instruments (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

  GENERAL CHARACTERISTICS OF FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

  The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

  The Fund will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which the Fund may be subject may further restrict the Fund's ability to engage in transactions in futures contracts and related options. The segregation requirements with respect to futures contracts and options thereon are described below.

  OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on financial securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on financial securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

  COMBINED TRANSACTIONS. If permitted under applicable New Jersey tax law, the Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars, if permitted under applicable New Jersey tax law. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

  The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

  USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate liquid high-grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid securities equal to the exercise price.

  OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

  With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

  The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company. See "Tax Status" in the Prospectus.

                  DESCRIPTION OF MUNICIPAL SECURITIES RATINGS

  STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group (S&P) rating symbols and their meanings (as published by S&P) follows:

  1.  DEBT

    A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

    The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     2. Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  AAA         Debt rated 'AAA' has the highest rating assigned by S&P.
              Capacity to pay interest and repay principal is extremely strong.

  AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

  A Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  BB          Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as
  B           having as predominantly speculative characteristics with
  CCC         respect to capacity to pay interest and repay principal.
  CC          'BB' indicates the least degree of speculation and 'C' the
  C           highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large
              uncertainties or large exposures to adverse conditions.

  BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

  B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

  CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

  CC The rating 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

  C The rating 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

  CI The rating 'CI' is reserved for income bonds on which no interest is being paid.

  D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          PLUS (+) or MINUS (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

  C The letter "c" indicates that the holder's option to tender the security for purchase may be canceled under certain prestated conditions enumerated in the tender option documents.
  I The letter "i" indicates the rating is implied. Such ratings are assigned only on request to entities that do not have specific debt issues to be rated. In addition, implied ratings are assigned to governments that have not requested explicit ratings for specific debt issues. Implied ratings on governments represent the sovereign ceiling or upper limit for ratings on specific debt issues of entities domiciled in the country.
  L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.
  P The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgement with respect to such likelihood and risk.
              * Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.
  NR Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.
              DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND
              ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB" commonly known as "investment guide" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries generally.

  2.  MUNICIPAL NOTES

    A S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating.

    The following criteria will be used in making that assessment:

    -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

    -- Source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

     The note rating symbols and definitions are as follows:

  SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are a plus
              (+) designation.

  SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

  SP-3        Speculative capacity to pay principal and interest.

  3.  COMMERCIAL PAPER

    A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

    Ratings are graded into several categories, ranging from 'A-1' for the highest-quality obligations to 'D' for the lowest. These categories are as follows:

  A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

  A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

  A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

  B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

  C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

  D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

  4.  TAX-EXEMPT DUAL RATINGS

  S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

  MOODY'S INVESTORS SERVICE, INC.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

  1.  LONG-TERM MUNICIPAL BONDS

  AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

  A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

  BAA Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.
              Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  CON (..) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally and designated with the prefix "con" followed by the rating in parentheses. These are bonds secured by:
              (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches the parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.

  (P) (..) When applied to forward delivery bonds, indicates that the rating is provisional pending the delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

  NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from AA to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

  2.  SHORT-TERM EXEMPT NOTES

    Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation. Such ratings will be designated as VMIG, SG or, if the demand feature is not rated, as NR.

    Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

    MIG 1/VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

    MIG 2/VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

    MIG 3/VMIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

    MIG 4/VMIG 4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

    SG. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

  3.  TAX-EXEMPT COMMERCIAL PAPER

    Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.

    Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

       Issuers rated Prime-1 (for related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         - Leading market positions in well established industries.

         - High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earning coverage of fixed financial charges and high internal cash generation.

         - Well established access to a range of financial markets and assured sources of alternate liquidity.

       Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

       Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

       Issuers rated Not Prime do not fall within any of the Prime rating categories.

                             TRUSTEES AND OFFICERS

  The tables below list the trustees and officers of the Trust (of which the Fund is a separate series) and other executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with VK/AC Holding, Inc. ("VKAC Holding"), Van Kampen American Capital, Inc. ("Van Kampen American Capital" or "VKAC"), Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp."), Van Kampen American Capital Asset Management, Inc. ("Asset Management"), Van Kampen American Capital Distributors, Inc., the distributor of the Fund's shares (the "Distributor") and ACCESS Investors Services Inc., the Fund's transfer agent ("ACCESS"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisory Corp. and each of the open-end investment companies advised by the Asset Management (excluding the American Capital Exchange Fund and the Common Sense Trust).

                                    TRUSTEES

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to August 1996,
1632 Morning Mountain Road                  Chairman, Chief Executive Officer and President, MDT
Raleigh, NC 27614                           Corporation (now known as Getinge/Castle, Inc., a
Date of Birth: 07/14/32                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment. Trustee of each of the funds in the
                                            Fund Complex.
Linda Hutton Heagy........................  Partner, Ray & Berndtson, Inc. An executive recruiting
Sears Tower                                 and management consulting firm. Formerly, Executive Vice
233 South Wacker Drive                      President of ABN AMRO, N.A., a Dutch bank holding
Suite 4020                                  company. Prior to 1992, Executive Vice President of La
Chicago, IL 60606                           Salle National Bank. Trustee of each of the funds in the
Date of Birth: 06/03/48                     Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036                      Group Inc. Prior to 1992, President and Chief Executive
Date of Birth: 02/29/52                     Officer, Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation. Trustee of
                                            each of the funds in the Fund Complex.
Dennis J. McDonnell*......................  President and a Director of VKAC. President, Chief
One Parkview Plaza                          Operating Officer and a Director of the Advisers.
Oakbrook Terrace, IL 60181                  Director or officer of certain other subsidiaries of
Date of Birth: 05/20/42                     VKAC. Prior to November 1996, Executive Vice President
                                            and a Director of VKAC Holding. President and Trustee of
                                            each of the funds in the Fund Complex. President,
                                            Chairman of the Board and Trustee of other investment
                                            companies advised by the Advisers or their affiliates.
Jack E. Nelson............................  President, Nelson Investment Planning Services, Inc., a
423 Country Club Drive                      financial planning company and registered investment
Winter Park, FL 32789                       adviser. President, Nelson Ivest Brokerage Services Inc.,
Date of Birth: 02/13/36                     a member of the National Association of Securities
                                            Dealers, Inc. ("NASD") and Securities Investors
                                            Protection Corp. ("SIPC"). Trustee of each of the funds
                                            in the Fund Complex.
Jerome L. Robinson........................  President, Robinson Technical Products Corporation, a
115 River Road                              manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                         and equipment. Director, Pacesetter Software, a software
Date of Birth: 10/10/22                     programming company specializing in white collar
                                            productivity. Director, Panasia Bank. Trustee of each of
                                            the funds in the Fund Complex.
Phillip B. Rooney.........................  Private investor. Director, Illinois Tool Works, Inc., a
348 East Third Street                       manufacturing company; Director, The Servicemaster
Hinsdale, IL 60521                          Company, a business and consumer services company;
Date of Birth: 07/08/44                     Director, Urban Shopping Centers Inc., a retail mall
                                            management company; Director, Stone Container Corp., a
                                            paper manufacturing company. Trustee, University of Notre
                                            Dame. Formerly, President and Chief Executive Officer,
                                            WMX Technologies Inc., an environmental services company,
                                            and prior to that President and Chief Operating Officer,
                                            WMX Technologies Inc. Trustee of each of the funds in the
                                            Fund Complex.
Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean of the
155 Hickory Lane                            Graduate School, Stevens Institute of Technology.
Closter, NJ 07624                           Director, Dynalysis of Princeton, a firm engaged in
Date of Birth: 08/02/24                     engineering research. Trustee of each of the funds in the
                                            Fund Complex.
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive                       & Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                           Complex, open-end funds advised by Van Kampen American
Date of Birth: 08/22/39                     Capital Management, Inc. and closed-end funds advised by
                                            Advisory Corp. Trustee of each of the funds in the Fund
                                            Complex, open-end funds advised by Van Kampen Capital
                                            Management, Inc. and closed-end funds advised by Advisory
                                            Corp.

---------------
* Such trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. McDonnell is an interested person of the Advisers and the Fund by reason of his positions with VKAC and its affiliates. Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund and is an interested person of Asset Management with respect to certain funds advised by Asset Management by reason of his firm in the past acting as legal counsel to Asset Management.

                                    OFFICERS

  Messrs. Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at One Parkview Plaza, Oakbrook Terrace, IL 60181. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------

Peter W. Hegel..............  Vice President                Executive Vice President of the Advisers.
  Date of Birth: 06/25/56                                   Director of Asset Management. Officer of
                                                            certain other subsidiaries of VKAC. Vice
                                                            President of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Curtis W. Morell............  Vice President and Chief      Senior Vice President of the Advisers, Vice
  Date of Birth: 08/04/46     Accounting Officer            President and Chief Accounting Officer of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

Ronald A. Nyberg............  Vice President and Secretary  Executive Vice President, General Counsel
  Date of Birth: 07/29/53                                   and Secretary of VKAC. Executive Vice
                                                            President, General Counsel, Assistant
                                                            Secretary and a Director of the Advisers
                                                            and the Distributor. Executive Vice
                                                            President, General Counsel and Assistant
                                                            Secretary of ACCESS. Director or officer of
                                                            certain other subsidiaries of VKAC.
                                                            Director of ICI Mutual Insurance Co., a
                                                            provider of insurance to members of the
                                                            Investment Company Institute. Prior to
                                                            November 1996, Executive Vice President,
                                                            General Counsel and Secretary of VKAC
                                                            Holding. Vice President and Secretary of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.
Don G. Powell                                               Chairman, President, Chief Executive
2800 Post Oak Blvd.                                         Officer and a Director of VKAC. Chairman,
Houston, TX 77056                                           Chief Executive Officer and a Director of
  Date of Birth: 10/19/39                                   the Advisers and the Distributor. Chairman
                                                            and a Director of ACCESS. Director or
                                                            officer of certain other subsidiaries of
                                                            VKAC. Chairman of the Board of Governors
                                                            and the Executive Committee of the
                                                            Investment Company Institute. Prior to
                                                            November, 1996, President, Chief Executive
                                                            Officer and a Director of VKAC Holding.
                                                            President, Chief Executive Officer and a
                                                            Trustee/Director of certain investment
                                                            companies advised by Asset Management and
                                                            prior to July 1996, President, Chief
                                                            Executive Officer and a Trustee of the
                                                            funds in the Fund Complex and closed-end
                                                            investment companies advised by Advisory
                                                            Corp.


                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------

Alan T. Sachtleben..........  Vice President                Executive Vice President of the Advisers.
  Date of Birth: 04/20/42                                   Director of Asset Management. Director or
                                                            officer of certain other subsidiaries of
                                                            VKAC. Vice President of each of the funds
                                                            in the Fund Complex and certain other
                                                            investment companies advised by the
                                                            Advisers or their affiliates.

Paul R. Wolkenberg..........  Vice President                Executive Vice President of the VKAC, the
  Date of Birth: 11/10/44                                   Advisers and the Distributor. President,
                                                            Chief Executive Officer and a Director of
                                                            ACCESS. Director or officer of certain
                                                            other subsidiaries of VKAC. Vice President
                                                            of each of the funds in the Fund Complex
                                                            and certain other investment companies
                                                            advised by the Advisers or their
                                                            affiliates.

Edward C. Wood III..........  Vice President and Chief      Senior Vice President of the Advisers. Vice
  Date of Birth: 01/11/56     Financial Officer             President and Chief Financial Officer of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

John L. Sullivan............  Treasurer                     First Vice President of the Advisers.
  Date of Birth: 08/20/55                                   Treasurer of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Tanya M. Loden..............  Controller                    Vice President of the Advisers. Controller
  Date of Birth: 11/19/59                                   of each of the funds in the Fund Complex
                                                            and other investment companies advised by
                                                            the Advisers or the affiliates.

Nicholas Dalmaso............  Assistant Secretary           Assistant Vice President and Senior
  Date of Birth: 03/01/65                                   Attorney of VKAC. Assistant Vice President
                                                            and Assistant Secretary of the Advisers and
                                                            the Distributor. Officer of certain other
                                                            subsidiaries of VKAC. Assistant Secretary
                                                            of each of the funds in the Fund Complex
                                                            and other investment companies advised by
                                                            the Advisers or the affiliates.

Huey P. Falgout, Jr.........  Assistant Secretary           Assistant Vice President and Senior
  Date of Birth: 11/15/63                                   Attorney of VKAC. Assistant Vice President
                                                            and Assistant Secretary of the Advisers,
                                                            the Distributor and ACCESS. Officer of
                                                            certain other subsidiaries of VKAC.
                                                            Assistant Secretary of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Scott E. Martin.............  Assistant Secretary           Senior Vice President, Deputy General
  Date of Birth: 08/20/56                                   Counsel and Assistant Secretary of VKAC.
                                                            Senior Vice President, Deputy General
                                                            Counsel and Secretary of the Advisers, the
                                                            Distributor and ACCESS. Officer of certain
                                                            other subsidiaries of VKAC. Prior to
                                                            November 1996, Senior Vice President,
                                                            Deputy General Counsel and Assistant
                                                            Secretary of VKAC Holding. Assistant
                                                            Secretary of each of the funds in the Fund
                                                            Complex and other investment companies
                                                            advised by the Advisers or the affiliates.

Weston B. Wetherell.........  Assistant Secretary           Vice President, Associate General Counsel
  Date of Birth: 06/15/56                                   and Assistant Secretary of VKAC, the
                                                            Advisers and the Distributor. Officer of
                                                            certain other subsidiaries of VKAC.
                                                            Assistant Secretary of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

Steven M. Hill..............  Assistant Treasurer           Assistant Vice President of the Advisers.
  Date of Birth: 10/16/64                                   Assistant Treasurer of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

M. Robert Sullivan..........  Assistant Controller          Assistant Vice President of the Advisers.
  Date of Birth: 03/30/33                                   Assistant Controller of each of the funds
                                                            in the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

  Each of the trustees holds the same position with each of the funds in the Fund Complex. As of December 31, 1996, there were 51 funds in the Fund Complex. Each trustee who is not an affiliated person of VKAC, the Advisers, the Distributor, ACCESS or Morgan Stanley (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of their compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as more fully described below. Each fund in the Fund Complex also provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  The compensation of each Non-Affiliated Trustee from each fund in the Fund Complex advised by Advisory Corp. (each a "VK Fund" and collectively the "VK Funds") includes an annual retainer in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

  The compensation of each Non-Affiliated Trustee from the funds in the Fund Complex advised by Asset Management (each an "AC Fund" or collectively the "AC Funds") includes an annual retainer in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund which is the subject of a special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

  The trustees approved an aggregate compensation cap with respect to funds in the Fund Complex of $84,000 per Non-Affiliated Trustee per year (excluding any retirement benefits) for the period July 22, 1995 through December 31, 1996, subject to the net assets and the number of funds in the Fund Complex as of July 21, 1995 and certain other exceptions. For the calendar year ended December 31, 1996, certain trustees received aggregate compensation from the funds in the Fund Complex over $84,000 due to compensation received but not subject to the cap, including compensation from new funds added to the Fund Complex after July 22, 1995 and certain special meetings in 1996. In addition, each of Advisory Corp. or Asset Management, as the case may be, agreed to reimburse each fund in the Fund Complex through December 31, 1996 for any increase in the aggregate trustee's compensation over the aggregate compensation paid by such fund in its 1994 fiscal year, provided that if a fund did not exist for the entire 1994 fiscal year appropriate adjustments will be made.

  Each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

  Each fund in the Fund Complex has adopted a retirement plan. Under the Fund's retirement plan, a Non-Affiliated Trustee who is receiving trustee's compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement from the Fund. Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund. Each trustee has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year. Asset Management has reimbursed each AC Fund for the expenses related to the retirement plan through December 31, 1996.

  Additional information regarding compensation and benefits for trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the Trust's most recently completed fiscal year or the Fund Complex' most recently completed calendar year ended December 31, 1996.

                            1996 COMPENSATION TABLE

                                                                                                            TOTAL
                                                                                                        COMPENSATION
                                                             PENSION OR          ESTIMATED MAXIMUM     BEFORE DEFERRAL
                              AGGREGATE COMPENSATION     RETIREMENT BENEFITS      ANNUAL BENEFITS         FROM FUND
                             BEFORE DEFERRAL FROM THE    ACCRUED AS PART OF     FROM THE TRUST UPON     COMPLEX PAID
          NAME(1)                    TRUST(2)                EXPENSES(3)           RETIREMENT(4)        TO TRUSTEE(5)
          -------            ------------------------    -------------------    -------------------    ---------------
J. Miles Branagan*                    $20,000                  $ 4,229                 $20,000            $104,875
Philip P. Gaughan                       3,750                    7,529                   6,750              16,875
Linda Hutton Heagy*                    20,000                      490                  20,000             104,875
Dr. Roger Hilsman                      20,000                        0                       0             103,750
R. Craig Kennedy*                      20,000                      380                  20,000             104,875
Donald C. Miller                       20,000                   13,241                   9,250             104,875
Jack E. Nelson*                        20,000                    2,636                  20,000              97,875
David Rees                              4,750                        0                       0              22,000
Jerome L. Robinson*                    20,000                   11,665                   7,250             101,625
Lawrence J. Sheehan                     4,750                        0                       0              22,000
Dr. Fernando Sisto*                    20,000                    7,056                  12,000             104,875
Wayne W. Whalen*                       20,000                    1,834                  20,000             104,875
William S. Woodside                    20,000                        0                       0             104,875

---------------
* Currently a member of the Board of Trustees. Mr. Phillip B. Rooney also is a current member of the Board of Trustees but is not included in the compensation table because he did not serve on the Board of Trustees or receive any compensation from the Trust prior to April 14, 1997. Messrs. McDonnell and Powell, also trustees of the Trust during all or a portion of the Trust's last fiscal year, are not included in the compensation table because they are affiliated persons of the Advisers and are not eligible for compensation or retirement benefits from the Trust.

(1) Persons not designated by an asterisk are not currently members of the Board of Trustees, but were members of the Board of Trustees during the Trust's most recently completed fiscal year. Messrs. Gaughan and Rees retired from the Board of Trustees on January 26, 1996 and January 29, 1996, respectively. Mr. Sheehan was removed from the Board of Trustees effective January 29, 1996. Messrs. Hilsman, Miller and Woodside retired from the Board of Trustees on December 31, 1996.

(2) The amounts shown in this column represent the aggregate compensation before deferral from all eight series of the Trust, including the Fund, with respect to the Trust's fiscal year ended December 31, 1996. The detail of aggregate compensation before deferral for each series, including the Fund, are shown in Table A below. Certain trustees deferred compensation from the Trust during the fiscal year ended December 31, 1996; the aggregate compensation deferred from all eight series of the Trust, including the Fund, is as follows: Mr. Branagan, $5,750; Mr. Gaughan, $3,750; Ms. Heagy, $15,000; Mr. Kennedy, $9,500; Mr. Miller, $20,000; Mr. Nelson, $20,000; Mr.
    Robinson, $18,000; and Mr. Whalen, $19,625. The details of amounts deferred for each series, including the Fund, are shown in Table B below. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to either the return on the common shares of such fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee from all eight series of the Trust, including the Fund, as of the Trust's fiscal year ended December 31, 1996 is as follows: Mr. Branagan, $5,678; Mr. Gaughan, $20,094; Ms. Heagy, $20,472; Mr. Kennedy, $47,294; Mr. Miller, $55,827; Mr. Nelson, $57,771; Mr. Robinson, $54,847; and Mr. Whalen,
    $49,269. The details of cumulative deferred compensation (including interest) for each series, including the Fund, are shown in Table C below. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the retirement benefits accrued by all eight series of the Trust, including the Fund, with respect to the Trust's fiscal year ended December 31, 1996. The details of retirement benefits accrued for each series, including the Fund, are shown in Table D below. The retirement plan is described above the Compensation Table.

(4) This is the estimated maximum annual benefits payable by the Trust in each year of the 10-year period commencing in the year of such trustee's retirement from the Trust. The estimated maximum annual benefit, except for trustees who have retired or are near retirement, is based upon $2,500 per series assuming: the trustee has 10 or more years of service on the Board of Trustees (including years of service prior to the adoption of the retirement plan) and retires at or after attaining the age of 60. Trustees retiring prior to the age of 60 or with fewer than 10 years of service for a series of the Trust may receive reduced retirement benefits from such series. The actual annual benefit may be less if the trustee is subject to the Fund Complex retirement benefit cap or if the trustee is not fully vested at the time of retirement. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table E below.

(5) The amounts shown in this column represent the aggregate compensation paid by all 51 of the investment companies in the Fund Complex as of December 31, 1996 before deferral by the trustees under the deferred compensation plan. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1996. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The trustees' Fund Complex compensation cap covered the period July 22, 1995 through December 31, 1996. For the calendar year ended December 31, 1996, certain trustees received compensation over $84,000 in the aggregate due to compensation received but not subject to the cap, including compensation from new funds added to the Fund Complex after July 22, 1995 and certain special meetings in 1996. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell, Powell and Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $243,375 during the calendar year ended December 31, 1996.

  As of April 4, 1997, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

                                                                         TABLE A
           1996 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES

                                                                               TRUSTEE
                                   FISCAL    ----------------------------------------------------------------------------
       FUND NAME                  YEAR-END   BRANAGAN   GAUGHAN   HEAGY    HILSMAN   KENNEDY   MILLER    NELSON     REES
       ---------                  --------   --------   -------   -----    -------   -------   ------    ------     ----

 Insured Tax Free Income Fund....  12/31     $ 3,125    $  625    $3,125   $3,125    $3,125    $ 3,125   $ 3,125   $  750
 Tax Free High Income Fund.......  12/31       3,125       625     3,125    3,125     3,125      3,125     3,125      750
 California Insured Tax Free
   Income Fund...................  12/31       3,125       625     3,125    3,125     3,125      3,125     3,125      750
 Municipal Income Fund...........  12/31       3,125       625     3,125    3,125     3,125      3,125     3,125      750
 Intermediate Term Municipal
   Income Fund...................  12/31       3,125       625     3,125    3,125     3,125      3,125     3,125      750
 Florida Insured Tax Free Income
   Fund..........................  12/31       3,125       625     3,125    3,125     3,125      3,125     3,125      750
 New Jersey Tax Free Income
   Fund..........................  12/31         625         0       625      625       625        625       625      125
 New York Tax Free Income Fund...  12/31         625         0       625      625       625        625       625      125
   Trust Total...................             20,000     3,750    20,000   20,000    20,000     20,000    20,000    4,750

                                                       TRUSTEE
                                   ------------------------------------------------
       FUND NAME                   ROBINSON   SHEEHAN   SISTO    WHALEN    WOODSIDE
       ---------                   --------   -------   -----    ------    --------
 Insured Tax Free Income Fund....   $3,125    $  750    $3,125   $ 3,125    $3,125
 Tax Free High Income Fund.......    3,125       750     3,125     3,125     3,125
 California Insured Tax Free
   Income Fund...................    3,125       750     3,125     3,125     3,125
 Municipal Income Fund...........    3,125       750     3,125     3,125     3,125
 Intermediate Term Municipal
   Income Fund...................    3,125       750     3,125     3,125     3,125
 Florida Insured Tax Free Income
   Fund..........................    3,125       750     3,125     3,125     3,125
 New Jersey Tax Free Income
   Fund..........................      625       125       625       625       625
 New York Tax Free Income Fund...      625       125       625       625       625
   Trust Total...................   20,000     4,750    20,000    20,000    20,000

                                                                         TABLE B

      1996 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH SERIES

                                                                                     TRUSTEE
                                     FISCAL    -----------------------------------------------------------------------------------
     FUND NAME                      YEAR-END   BRANAGAN   GAUGHAN   HEAGY    HILSMAN   KENNEDY   MILLER   NELSON   REES   ROBINSON
     ---------                      --------   --------   -------   -----    -------   -------   ------   ------   ----   --------
 Insured Tax Free Income Fund.....   12/31      $  875    $  625    $2,500     $0      $1,500    $3,125   $3,125    $0     $3,125
 Tax Free High Income Fund........   12/31         875       625     2,500      0       1,500     3,125    3,125     0      3,125
 California Insured Tax Free
   Income Fund....................   12/31         875       625     2,500      0       1,500     3,125    3,125     0      1,500
 Municipal Income Fund............   12/31         875       625     2,500      0       1,500     3,125    3,125     0      3,125
 Intermediate Term Municipal
   Income Fund....................   12/31         875       625     2,500      0       1,500     3,125    3,125     0      3,125
 Florida Insured Tax Free Income
   Fund...........................   12/31         875       625     2,500      0       1,500     3,125    3,125     0      3,125
 New Jersey Tax Free Income
   Fund...........................   12/31         250         0         0      0         250       625      625     0        625
 New York Tax Free Income Fund....   12/31         250         0         0      0         250       625      625     0        250
   Trust Total....................               5,750     3,750    15,000      0       9,500    20,000   20,000     0     18,000

                                                  TRUSTEE
                                    -----------------------------------
     FUND NAME                      SHEEHAN   SISTO   WHALEN   WOODSIDE
     ---------                      -------   -----   ------   --------
 Insured Tax Free Income Fund.....    $0       $0     $3,125      $0
 Tax Free High Income Fund........     0        0     3,125        0
 California Insured Tax Free
   Income Fund....................     0        0     3,125        0
 Municipal Income Fund............     0        0     3,125        0
 Intermediate Term Municipal
   Income Fund....................     0        0     3,125        0
 Florida Insured Tax Free Income
   Fund...........................     0        0     3,125        0
 New Jersey Tax Free Income
   Fund...........................     0        0       625        0
 New York Tax Free Income Fund....     0        0       250        0
   Trust Total....................     0        0     19,625       0

                                                                         TABLE C

        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST
                                AND EACH SERIES

                                                                                    TRUSTEE
                                    FISCAL    -----------------------------------------------------------------------------------
     FUND NAME                     YEAR-END   BRANAGAN   GAUGHAN   HEAGY    HILSMAN   KENNEDY   MILLER   NELSON   REES   ROBINSON
     ---------                     --------   --------   -------   -----    -------   -------   ------   ------   ----   --------
 Insured Tax Free Income Fund.....  12/31      $  864    $3,486    $3,412     $0      $7,792    $9,083   $9,476    $0     $8,925
 Tax Free High Income Fund........  12/31         864     3,486     3,412      0       7,792     9,083    9,476     0      8,925
 California Insured Tax Free
   Income Fund....................  12/31         864     3,486     3,412      0       7,792     9,083    9,476     0      8,925
 Municipal Income Fund............  12/31         864     3,486     3,412      0       7,792     9,083    9,083     0      8,925
 Intermediate Term Municipal
   Income Fund....................  12/31         864     3,486     3,412      0       7,792     9,083    9,476     0      8,925
 Florida Insured Tax Free Income
   Fund...........................  12/31         864     1,628     3,412      0       4,228     5,766    5,912     0      5,648
 New Jersey Tax Free Income
   Fund...........................  12/31         247       518         0      0       2,053     2,323    2,436     0      2,287
 New York Tax Free Income Fund....  12/31         247       518         0      0       2,053     2,323    2,436     0      2,287
   Trust Total....................              5,678    20,094    20,472      0      47,294    55,827   57,771     0     54,847

                                                  TRUSTEE
                                    -----------------------------------
     FUND NAME                      SHEEHAN   SISTO   WHALEN   WOODSIDE
     ---------                      -------   -----   ------   --------
 Insured Tax Free Income Fund.....    $0       $0    $7,967       $0
 Tax Free High Income Fund........     0        0     7,967        0
 California Insured Tax Free
   Income Fund....................     0        0     7,967        0
 Municipal Income Fund............     0        0     7,967        0
 Intermediate Term Municipal
   Income Fund....................     0        0     7,967        0
 Florida Insured Tax Free Income
   Fund...........................     0        0     5,486        0
 New Jersey Tax Free Income
   Fund...........................     0        0     1,974        0
 New York Tax Free Income Fund....     0        0     1,974        0
   Trust Total....................     0        0    49,269        0

                                                                         TABLE D

       1996 RETIREMENT BENEFITS ACCRUED AS PART OF EXPENSES FOR THE TRUST
                                AND EACH SERIES

                                                                                TRUSTEE
                                     FISCAL    --------------------------------------------------------------------------
      FUND NAME                     YEAR-END   BRANAGAN   GAUGHAN   HEAGY   HILSMAN   KENNEDY   MILLER   NELSON    REES
      ---------                     --------   --------   -------   -----   -------   -------   ------   ------    ----
 Insured Tax Free Income Fund.....   12/31         499     2,086      56          0      48      3,503      394         0
 Tax Free High Income Fund........   12/31         499     2,039      56          0      48      3,532      383         0
 California Insured Tax Free
   Income Fund....................   12/31         499     1,950      56          0      47      3,440      373         0
 Municipal Income Fund............   12/31         499     1,454      56          0      46      2,766      315         0
 Intermediate Term Municipal
   Income Fund....................   12/31         499         0      56          0      41          0      259         0
 Florida Insured Tax Free Income
   Fund...........................   12/31         578         0      70          0      50          0      304         0
 New Jersey Tax Free Income
   Fund...........................   12/31         578         0      70          0      50          0      304         0
 New York Tax Free Income Fund....   12/31         578         0      70          0      50          0      304         0
   Trust Total....................               4,229     7,529     490          0     380     13,241    2,636         0

                                                        TRUSTEE
                                    -----------------------------------------------
      FUND NAME                     ROBINSON   SHEEHAN   SISTO    WHALEN   WOODSIDE
      ---------                     --------   -------   -----    ------   --------
 Insured Tax Free Income Fund.....    2,490         0       861     283          0
 Tax Free High Income Fund........    2,472         0       861     272          0
 California Insured Tax Free
   Income Fund....................    2,439         0       861     265          0
 Municipal Income Fund............    2,346         0       861     219          0
 Intermediate Term Municipal
   Income Fund....................    1,918         0       861     177          0
 Florida Insured Tax Free Income
   Fund...........................        0         0       917     206          0
 New Jersey Tax Free Income
   Fund...........................        0         0       917     206          0
 New York Tax Free Income Fund....        0         0       917     206          0
   Trust Total....................   11,665         0     7,056   1,834          0

                                                                         TABLE E

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST

                                                                                         TRUSTEE
                                                        -------------------------------------------------------------------------
FUND NAME                                               BRANAGAN   HEAGY    KENNEDY   NELSON   ROONEY   ROBINSON   SISTO   WHALEN
---------                                               --------   -----    -------   ------   ------   --------   -----   ------
  Insured Tax Free Income Fund.........................   1995      1995     1993      1984     1997      1992     1995     1984
  Tax Free High Income Fund............................   1995      1995     1993      1985     1997      1992     1995     1985
  California Insured Tax Free Income Fund..............   1995      1995     1993      1985     1997      1992     1995     1985
  Municipal Income Fund................................   1995      1995     1993      1990     1997      1992     1995     1990
  Intermediate Term Municipal Income Fund..............   1995      1995     1993      1993     1997      1993     1995     1993
  Florida Insured Tax Free Income Fund.................   1995      1995     1994      1994     1997      1994     1995     1994
  New Jersey Tax Free Income Fund......................   1995      1995     1994      1994     1997      1994     1995     1994
  New York Tax Free Income Fund........................   1995      1995     1994      1994     1997      1994     1995     1994

  As of April 4, 1997, no person was known by the Fund to own beneficially or to hold of record as much as 5% of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:

                                                               AMOUNT OF
                                                              OWNERSHIP AT        CLASS OF       PERCENTAGE
               NAME AND ADDRESS OF HOLDER                    APRIL 4, 1997         SHARES        OWNERSHIP
               --------------------------                    -------------        --------       ----------

Wheat First FBO..........................................          29,904            A              5.78%
  A/C 7912-9391
  Grace G. Tullio
  P.O. Box 672
  Ridgewood, NJ 07451-0672
MLPF&S for the Sole Benefit of Its Customers.............          14,151            C             22.83%
  Attn: Fund Administration
  4800 Deer Lake Dr. E.
  3rd FL
  Jacksonville, FL 32246-6484
Louise I. Grill..........................................          11,880            C             19.16%
  c/o Alvin H. Frankel
  POA 601 Haddonae
  Collingswood, NJ 08108-3703
Wexford Clearing Services Corp. FBO......................           7,035            C             11.35%
  Dr. Gary Karakashian
  c/o Vincent Karakashian
  46 Seaview Ave.
  Monmouth Beach, NJ 07750-1224

                                                               AMOUNT OF
                                                              OWNERSHIP AT        CLASS OF       PERCENTAGE
               NAME AND ADDRESS OF HOLDER                    APRIL 4, 1997         SHARES        OWNERSHIP
               --------------------------                    -------------        --------       ----------
PaineWebber for the Benefit of Sam Aldenderfer...........           5,319            C              8.58%
  3030 Edwin Avenue
  Apt. 3B
  Fort Lee, NJ 07024-3413
Ellen Carr & Arthur Carr & Ronald Carr JT Ten............           4,259            C              6.87%
  192 Hidden Hollow
  Edison, NJ 08820-1066
Edward D. Jones & CO F/A/O...............................           3,952            C              6.37%
John H. Schroeder & Carol A. Schroeder EDJ#
  750-03581-19
  P.O. Box 2500
  Maryland Heights, MO 5043-8500
Garden State Cutting.....................................           3,827            C              6.17%
  Attn: Vincent Landi
  212 Brook Ave.
  Passaic, NJ 07055-3300
Advest, Inc..............................................           3,257            C              5.25%
  309-03495-19
  90 State House Square
  Hartford, CT 06103-3702

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT

  The Adviser was incorporated as a Delaware corporation in 1982 (and through December 31, 1987 transacted business under the name of American Portfolio Advisory Service Inc.).

  The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("VKAC"), which is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is a wholly-owned subsidiary of MSAM Holdings II, Inc. which, in turn, is a wholly-owned subsidiary of Morgan Stanley Group Inc. The principal office of the Fund, the Adviser, the Distributor and VKAC is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.

  On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, Van Kampen American Capital Asset Management, Inc. will be an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

  Dean Witter, Discover & Co. is a financial services company with three major businesses; full service brokerage, credit services and asset management.

  The investment advisory agreement between the Adviser and the Fund provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase. The Adviser also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as officers of the Fund and trustees of the Trust if duly elected to such positions.

  The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

  The Adviser's activities are subject to the review and supervision of the Board of Trustees of the Trust, of which the Fund is a series, to whom the Adviser renders periodic reports of the Fund's investment activities.

  The agreement will continue in effect from year to year if specifically approved by the Trustees of the Trust, of which the Fund is a separate series (or by the Fund's shareholders), and by the disinterested trustees in compliance with the requirements of the 1940 Act. The agreement may be terminated without penalty upon 60 days' written notice by either party thereto and will automatically terminate in the event of assignment.

  The investment advisory agreement specifies that the Adviser will reimburse the Fund for annual expenses of the Fund which exceed the most stringent limit prescribed by any state in which the Fund's shares are offered for sale. Currently, the most stringent limit in any state would require such reimbursement to the extent that aggregate operating expenses of the Fund (excluding interest, taxes and other expenses which may be excludable under applicable state law) exceed in any fiscal year 2 1/2% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1 1/2% of the remaining average annual net assets of the Fund. In addition to making any required reimbursements, the Adviser may in its discretion, but is not obligated to, waive all or any portion of its fee or assume all or any portion of the expenses of the Fund.

  For the year ended December 31, 1996, 1995, and 1994, the Fund paid advisory expenses of $0, $0 and $0, respectively.

OTHER AGREEMENTS

  ACCOUNTING SERVICES AGREEMENT. The Fund has also entered into an accounting services agreement pursuant to which the Adviser provides accounting services supplementary to those provided by the Custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund shares together with the other Van Kampen American Capital mutual funds in the cost of providing such services, with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such cost based proportionally on their respective net assets per fund.

  For the years ending December 31, 1996, 1995, and 1994, the Adviser waived its cost of providing accounting services to the Fund.

  LEGAL SERVICES AGREEMENT. The Fund and each of the other Van Kampen American Capital Funds advised by the Adviser and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen American Capital provides legal services, including without limitation: accurate maintenance of the fund's minute books and records, preparation and oversight of the fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurances and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen American Capital. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

  For the years ending December 31, 1996, 1995 and 1994, Van Kampen American Capital waived its cost of providing legal services to the Fund.

                     CUSTODIAN AND INDEPENDENT ACCOUNTANTS

  State Street Bank and Trust Company, 225 Franklin Street, P.O. Box 1713, Boston, MA 02105-1713, is the custodian of the Fund and has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

  The independent accountants for the Fund are KPMG Peat Marwick LLP, Chicago, Illinois. The selection of independent accountants will be subject to ratification by the shareholders of the Fund at any annual meeting of shareholders.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Adviser will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund, or the Adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits derived are available for all clients of the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Fund's Adviser may take into consideration that certain firms have sold or are selling shares of the Fund and that certain firms provide market, statistical or other research information to the Fund and the Adviser, and may select firms that are affiliated with the Fund, the Adviser, or its distributor and other principal underwriters.

  If it is believed to be in the best interests of the Fund, the Adviser may place portfolio transactions with brokers who provide the types of service described above, even if it means the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security), than would be the case if no weight were given to the broker's furnishing of those research services. This will be done, however, only if, in the opinion of the Fund's Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of such services.

  In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration that certain firms (i) provide market, statistical or other research information such as set forth above to the Fund and the Adviser, (ii) have sold or are selling shares of the Fund and (iii) may select firms that are affiliated with the Fund, its investment adviser or its distributor and other principal underwriters. If purchases or sales of securities of the Fund and of one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the respective sizes of the Fund and other investment companies and clients and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

  While the Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the trustees of the Trust, of which the Fund is a separate series.

  The trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

  State securities laws may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.

                             TAX STATUS OF THE FUND

  The Trust and any of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund intends to qualify each year and to elect to be treated as a regulated investment company under the Code. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gains, which are the excess of long-term capital gains over net short-term capital losses) in each year, it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.

  The table below illustrates approximate equivalent taxable and tax-free yields at the 1997 federal and New Jersey State gross income tax rates in effect on the date of this Statement of Additional Information.

  The table shows, for example, that a couple with a taxable income of $90,000, or a single individual with a taxable income of $55,000, whose investments earn a 6% tax-free yield, would have to earn approximately an 8.82% taxable yield at current federal and state income tax rates to receive the same benefit.

         1997 FEDERAL AND NEW JERSEY STATE TAXABLE VS. TAX-FREE YIELDS

     SINGLE             JOINT         MARGINAL
     RETURN             RETURN        TAX RATE*   3.0%   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%    6.5%    7.0%    7.5%    8.0%
----------------   ----------------   ---------   ----   ----   ----   ----   ----   ----   -----   -----   -----   -----   -----
                                                                    TAXABLE EQUIVALENT ESTIMATED CURRENT RETURN
                                                  -------------------------------------------------------------------------------
$     0-- 24,650   $     0-- 41,200     16.49%    3.59%  4.19%  4.79%  5.39%  5.99%  6.59%   7.18%   7.78%   8.38%   8.98%   9.58%
 24,651-- 59,750    41,201-- 99,600     31.98     4.41   5.15   5.88   6.62   7.35   8.09    8.82    9.56   10.29   11.03   11.76
 59,751-- 75,000    99,601--151,750     34.81     4.60   5.37   6.14   6.90   7.67   8.44    9.20    9.97   10.74   11.50   12.27
 75,001--124,650                 --     35.40     4.64   5.42   6.19   6.97   7.74   8.51    9.29   10.06   10.84   11.61   12.38
 124,651--271,050  151,751--271,050     40.08     5.01   5.84   6.68   7.51   8.34   9.18   10.01   10.85   11.68   12.52   13.35
    Over 271,050       Over 271,050     43.45     5.31   6.19   7.07   7.96   8.84   9.73   10.61   11.49   12.38   13.26   14.15

---------------
* Combined state and federal tax top marginal rate. The tax rate brackets listed are the 1997 federal income tax rate brackets. Because New Jersey's gross income tax utilizes a different set of rate brackets, more than one New Jersey gross income tax bracket may fall within a particular federal bracket. In those federal brackets where this is so, the highest marginal New Jersey gross income tax rate has been used for purposes of the table. This tends to slightly increase the taxable equivalent estimated current return shown above for lesser income amounts within certain federal brackets, but not by more than approximately 0.45% in the chart above.

                                THE DISTRIBUTOR

  The Distributor offers one of the industry's broadest lines of investments -- encompassing mutual funds, closed-end funds and unit investment trusts -- and is currently the nation's 5th largest broker-sold mutual fund group according to Strategic Insight, July 1995. VKAC manages or supervises more than $57 billion in mutual funds, closed-end funds and unit investment trusts -- assets which have been entrusted to VKAC in more than 2 million investor accounts. VKAC has one of the largest research teams (outside of the rating agencies) in the country, with more than 80 analysts devoted to various specializations. Each of our high yield analysts, based either in San Francisco, Chicago, Houston or Boston, has the responsibility to cover a specific region of the country. This regional focus enables each high yield analyst to provide more specialized coverage of the market and alert the portfolio manager to issues of local importance.

  Shares of the Fund are offered continuously through Van Kampen American Capital Distributors, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181. The Distributor is a wholly-owned subsidiary of MSAM Holdings II, Inc. which, in turn, is a wholly-owned subsidiary of Morgan Stanley Group Inc. The principal office of the Fund, the Adviser, the Distributor and VKAC is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.

  On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, Van Kampen American Capital Asset Management, Inc. will be an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

  Dean Witter, Discover & Co. is a financial services company with three major businesses; full service brokerage, credit services and asset management.

  Pursuant to a distribution agreement, the Distributor will purchase shares of the Fund for resale to the public, either directly or through securities dealers, and is obligated to purchase only those shares for which it has received purchase orders. A discussion of how to purchase and redeem the Fund's shares and how the Fund's shares are priced is contained in the Prospectus.

                         DISTRIBUTION AND SERVICE PLANS

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of shares. The Distribution Plan and Service Plan sometimes are referred to herein collectively as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Plans are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor and sub-agreements between the Distributor and members of the NASD acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Plans and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the

Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to either class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to either class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

  For the fiscal year ended December 31, 1996, the Fund's aggregate expenses under the Plans for Class A shares were $14,325 or 0.21% of the Class A shares' average net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Fund shareholders and for administering the Plans. For the fiscal year ended December 31, 1996, the Fund's aggregate expenses under the Plans for Class B shares were $82,603 or 0.96% of the Class B shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $64,752 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B shares of the Fund and $17,851 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Plans. For the fiscal year ended December 31, 1996, the Fund's aggregate expenses under the Plans for Class C shares were $6,671 or 0.96% of the Class C shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments:
$3,148 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C shares of the Fund and $3,523 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Plans.

                                 LEGAL COUNSEL

  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois) and Crummy, Del Deo, Dolan, Griffinger & Vecchione, Newark, New Jersey.

                            PERFORMANCE INFORMATION

  From time to time marketing materials may provide a portfolio manager update, an adviser update or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sectors, ten largest holdings and other Fund asset structures, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how Van Kampen American Capital believes the Fund compares relative to other Van Kampen American Capital funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the Internet.

  The Fund's yield quotation is determined on a monthly basis with respect to the immediately preceding 30 day period, and yield is computed by dividing the Fund's net investment income per share of a given class earned during such period by the Fund's maximum offering price (including, with respect to the Class A Shares, the maximum initial sales charge) per share of such class on the last day of such period. The Fund's net investment income per share is determined by taking the interest attributable to a given class of shares earned by the Fund during the period, subtracting the expenses attributable to a given class of shares accrued for the period (net of any reimbursements), and dividing the result by the average daily number of the shares of each class outstanding during the period that were entitled to receive dividends. The yield calculation formula assumes net investment income is earned and reinvested at a constant rate and annualized at the end of a six month period. Yield will be computed separately for each class of shares. Class B Shares redeemed during the first seven years after their issuance and Class C Shares redeemed during the first year after their issuance may be subject to a contingent deferred sales charge in a maximum amount equal to 4.00% and 1.00%, respectively, of the lesser of the then current net asset value of the shares redeemed or their initial purchase price from the Fund. Yield quotations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

  Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.

  The Fund calculates average compounded total return by determining the redemption value (less any applicable contingent deferred sales charge) at the end of specified periods (after adding back all dividends and other distributions made during the period) of a $1,000 investment in a given class of shares of the Fund (less the maximum sales charge, if any) at the beginning of the period, annualizing the increase or decrease over the specified period with respect to such initial investment and expressing the result as a percentage. Average compounded total return will be computed separately for each class of shares.

  Total return figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share of a given class can be expected to fluctuate over time, and accordingly upon redemption a shareholder's shares may be worth more or less than their original cost.

  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge with respect to the CDSC imposed at the time of redemption were reflected, it would reduce the performance quoted.

CLASS A SHARES

  The average annual total return including payment of the sales charge with respect to the Class A Shares for (i) the one year period ending December 31, 1996 was (0.69%) and (ii) the approximately two year and five month period from July 29, 1994 (the commencement of investment operations of the Fund) through December 31, 1996 was 4.94%.

  The Fund's yield with respect to the Class A Shares for the 30 day period ending December 30, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 5.04%. The tax-equivalent yield with respect to the Class A Shares for the 30 day period ending December 30, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance" and assuming a 40.1% tax rate) was 8.41%. The Fund's current distribution rate with respect to the Class A Shares for the month ending December 31, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 4.97%.

  The Class A Shares cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to December 31, 1996 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 12.41%.

  The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to December 31, 1996 was 18.01%.

CLASS B SHARES

  The average annual total return including payment of the CDSC with respect to the Class B Shares for (i) the one year period ending December 31, 1996 was (.44%) and (ii) the approximately two year and five month period of July 29, 1994 (commencement of investment operations of the Fund) through December 31, 1996 was 4.93%.

  The Fund's yield with respect to the Class B Shares for the 30 day period ending December 30, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 4.53%. The tax-equivalent yield with respect to the Class B Shares for the 30 day period ending December 30, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance" and assuming a 40.1% tax rate) was 7.56%. The Fund's current distribution rate with respect to the Class B Shares for the month ending December 31, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 4.49%.

  The Fund's cumulative non-standardized total return, including payment of the CDSC, with respect to the Class B Shares from its inception to December 31, 1996 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 12.41%.

  The Fund's cumulative non-standardized total return, excluding payment of the CDSC, with respect to the Class B Shares from its inception to December 31, 1996 was 15.91%.

CLASS C SHARES

  The average annual total return including payment of the CDSC with respect to the Class C Shares for (i) the one year period ending December 31, 1996 was 2.46% and (ii) the approximately two year and five month period from July 29, 1994 (the commencement of investment operations of the Fund) through December 31, 1996 was 6.26%.

  The Fund's yield with respect to the Class C Shares for the 30 day period ending December 30, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 4.53%. The tax-equivalent yield with respect to the Class C shares for the 30 day period ending December 30, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance" and assuming a 40.1% tax rate) was 7.56%. The Fund's current distribution rate with respect to the Class C Shares for the month ending December 31, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 4.49%.

  The Fund's cumulative non-standardized total return, including payment of the CDSC, with respect to the Class C Shares from its inception to December 31, 1996 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 15.89%.

  The Fund's cumulative non-standardized total return, excluding payment of the CDSC, with respect to the Class C Shares from its inception to December 31, 1996 was 15.89%.

                                                                      APPENDIX A

       SPECIAL CONSIDERATIONS RELATING TO NEW JERSEY MUNICIPAL SECURITIES

  As described in the Prospectus, except during temporary periods, the Fund will invest substantially all of its assets in New Jersey municipal securities. In addition, the specific New Jersey municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of New Jersey municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of New Jersey municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New Jersey municipal securities may be subject. Such information is derived from the preliminary official statement utilized in connection with the issuance of the $351,595,000 New Jersey Transit Corporation Capital Grant Anticipation Notes, Series 1997 A, dated April 16, 1997, except for the Municipal Finance section, which is derived from the official statement utilized in connection with the issuance of the $714,340,000 New Jersey Transportation Trust Fund Authority Transportation System Bonds, 1996 Series B, dated October 15, 1996. Such information has not been independently verified by the Fund and the Fund assumes no responsibility for the completeness or accuracy of such information. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of New Jersey municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by the State of New Jersey and there is no responsibility on the part of the State of New Jersey to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within New Jersey, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of New Jersey municipal securities.

  The portfolio of the Fund may include municipal securities issued by the State of New Jersey (the "State"), by its various public bodies (the "Agencies") and/or by other entities located within the State.

The State and Its Economy

  New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,071 persons per square mile, it is the most densely populated of all the states. New Jersey is located at the center of the megalopolis which extends from Boston to Washington, and which includes over one-fifth of the country's population. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation complex which has influenced much of the State's economy. This central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices. A number of Fortune Magazine's top 500 companies maintain headquarters or major facilities in New Jersey, and many foreign-owned firms have located facilities in the State.

  The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey has the Atlantic seashore on the east and lakes and mountains in the north and northwest, which provide recreation for residents as well as for out-of-state visitors. In 1976, voters approved casino gambling for Atlantic City, which has again become an important State tourist attraction.

  New Jersey's population grew rapidly in the years following World War II, before slowing to an annual rate of 0.27 percent in the 1970s. Between 1980 and 1990, the annual growth rose to 0.49 percent and between 1990 and 1995, accelerated to .52%. While this rate of growth is less than that for the United States, it compares favorably with other Middle Atlantic States. New York has shown a 0.15 percent annual rate of increase since 1990 and Pennsylvania's population has increased 0.30 percent per year.

  The small increase in the State's total population during the past quarter century masks the redistribution of population within the State. There has been a significant shift from the northeastern industrial areas toward the four coastal counties (Cape May, Atlantic, Ocean and Monmouth) and toward the central New Jersey counties of Hunterdon, Somerset and Middlesex.

  Total personal income in New Jersey stood at $224.5 billion for 1994 and $237.2 billion for 1995, an increase of 5.6 percent. Nationally, total personal income grew by 6.2 percent between 1994 and 1995, while in New York and Pennsylvania it grew by 5.3 percent and 5.5 percent, respectively. Based on 1973 levels, the personal income index in 1995 stood at 539.2 for New Jersey, 464.0 for New York and 469.4 for Pennsylvania. The United States index stood at 558.3 (1973 = 100).

  Historically, New Jersey's average per capita income has been well above the national average. The differential narrowed during the 1970s, widened in the 1980s, and has narrowed slightly in the 1990s. In 1995, the State ranked second among all states in per capita personal income ($29,848). It ranked higher than New York, with per capita income of $27,678 and Pennsylvania with $23,558. Only Connecticut, with $31,776, exceeded New Jersey's $29,848.

  After enjoying a boom during the mid-1980s, New Jersey as well as the rest of the Northeast slipped into a slowdown well before the onset of the national recession which officially began in July 1990 (according to the National Bureau of Economic Research). By the beginning of the national recession of 1990-1991, construction activity had already been declining in New Jersey for nearly two years, growth had tapered off markedly in the service sectors and the long-term downward trend of factory employment had accelerated, partly because of a leveling off of industrial demand nationally. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities, trucking and warehousing. The net effect was a decline in the State's total nonfarm wage and salary employment from a peak of 3,689,800 in 1989 to a low of 3,457,900 in 1992. This loss was followed by an employment gain of 200,700 from May 1992 to August 1996, a recovery of 77% of the jobs lost during the recession. More than two-thirds of this number, nearly 138,000 jobs, were recovered in the 31 month period from January 1994 to August 1996.

  Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6 percent during the first quarter of 1989 to a recessionary peak of 8.5% during 1992. Since then, the unemployment rate fell to an average of 6.4% in 1995 and 6.1% for the four month period from May 1996 through August 1996.

  For the recovery period as a whole, May 1992 to August, 1996, service-producing employment in New Jersey has expanded by 228,500 jobs. Hiring has been reported by food stores, auto dealers, wholesale distributors, trucking and warehousing firms, utilities, business and engineering/management service firms, hotels/hotel-casinos, social service agencies and health care providers other than hospitals. Employment growth was particularly strong in business services and its personnel supply component with increases of 17,500 and 8,100, respectively, in the 12-month period ending August 1996.

  In the manufacturing sector, employment losses slowed between 1992 and 1994. After an average annual job loss of 33,500 from 1989 through 1992, New Jersey's factory job losses fell to 13,300 during 1993 and 7,300 during 1994. During 1995, however, manufacturing job losses increased slightly to 9,100, reflecting a slowdown in national manufacturing production activity. While experiencing growth in the number of production workers in 1994, the number declined in 1995 at the same time that managerial and office staff were also reduced as part of nationwide downsizing. Through August 1996 layoffs of white collar workers and corporate downsizing appear to be abating.

  Conditions have slowly improved in the construction industry, where employment has risen by 15,600 since its low in May 1992. Between 1992 and 1995, this sector's hiring rebound was driven primarily by increased homebuilding and nonresidential projects. During 1996, public works projects and homebuilding became the growth segments while nonresidential construction lessened.

  Nonresidential construction activity, as measured by contract awards, grew by 9.7% in 1993, 19.6% in 1994 and 3.0% in 1995. More recently, nonresidential building construction contracts fell by 20.5% in the first eight months of 1996. This decline is largely attributable to an abundance of large, one-time contract awards during 1995, including a $202.9 million contract for the construction of a state prison.

  Residential construction contracts through August 1996, despite monthly fluctuations, increased by 1.4% for the first eight months of 1996 as compared to the first eight months of 1995 ($1,502 million and $1,481 million, respectively). Nonbuilding or infrastructure construction rose robustly by 17.8% during this period. Despite these increases, total construction contracts declined by 3.9% when comparing the first eight months of 1995 and 1996.

  Improvements in overall employment opportunities and the economy in general have led to increased consumer spending during the recovery. While overall retail sales in New Jersey grew by only 1.6% during 1993, they performed much better in 1994, advancing by 7.8% which exceeded the 7.5% growth registered nationwide. During 1995, especially the winter months, consumer confidence and actual consumer spending moderated both nationally and in the State. For all of 1995, retail sales in New Jersey grew by 2.3%. Retail sales regained momentum in 1996 and have been on a moderately upward trend, rising to an annual rate of $76.5 billion through June. The State's pickup in growth after a blizzard-related January decline resulted in sales growth of 4.2% when comparing the first six months of 1995 with those of 1996. The rising trend in retail sales has translated into steady increases in retail trade jobs (both full-time and part-time) with a rise in retail employment from December 1995 to August 1996 of 6,900 jobs.

  Total new vehicle registrations (new passenger cars and light trucks and vans) rose robustly in 1993 by more than 18%, and in 1994 by 5.8%, but declined by 4.4% in 1995. Through July 1996 however, total new vehicle registrations rose by 3.5% compared to the same time period in 1995.

  Unemployment in the State through August 1996 has been receding. According to the U.S. Bureau of Labor Statistics, the jobless rate dropped from 7.5% in 1993 to 6.8% in 1994 and to 6.4% in 1995. Subsequently, it has dropped to 6.1% for the four-month period from May 1996 through August 1996.

  The insured unemployment rate, i.e., the number of individuals claiming benefits as a percentage of the number of workers covered by unemployment insurance, declined from 3.9% during calendar years 1991 and 1992 to 3.3% during 1993 and then averaged 3.2% throughout 1994, 1995 and the first six months of 1996. As of August 1, 1996, the State's unemployment insurance trust fund balance stood at $2.1 billion.

ATLANTIC CITY AND LEGALIZED GAMBLING

  Legalized casino gambling was introduced into Atlantic City by the enactment of the Casino Control Act on June 2, 1977 following a public referendum which passed by a 3-to-2 margin in November 1976. The framers of the legislation intended legalized gambling to foster the redevelopment of the tourism, resort and convention industries in Atlantic City, to provide new jobs and to generate added tax revenues for assistance programs for the elderly and disabled. Since passage of that legislation, thirteen hotel/casinos have opened in Atlantic City. However, on May 22, 1989, Elsinore's Atlantis Casino Hotel discontinued its casino operations due to its severe financial difficulties. In May 1996, Trump Plaza reopened the former Atlantis Casino Hotel Facility as Trump's World Fair and integrated it into its existing facility.

  For the year ended December 31, 1995, nine of the twelve operating casinos reported a profit. The industry as a whole reported net income of $147.1 million for the year, reflecting a $115.7 million increase from the net income of $31.4 million reported for the prior comparable period. This industry net income reflects strong profits at Harrah's Marina ($43.6) million, Bally's Park Place ($40.5 million) and Caesar's ($32.7 million) which combined to account for 79.4% of industry profits. Meanwhile, Trump Taj Mahal and Trump's Castle reported losses of $26.6 million and $11.2 million, respectively.

  For the year ended December 31, 1995 and the eight months ended August 31, 1996, the casino industry reported "Win" of $3.7 billion and $2.6 billion, respectively. "Win" represents the amount a casino wins at the slot machines and table games before operating expenses and taxes are deducted.

  For the year ended December 31, 1995 and the eight months ended August 31, 1996, the State collected revenue taxes for programs to assist the elderly and disabled of $298.1 million and $205.7 million, respectively. From May 20, 1978, the date the first casino opened, through August 31, 1996, the industry has paid a total of $3.4 billion to the State for these programs. As of August 31, 1996, the Casino Revenue Fund has earned $117.5 million in interest.

  In 1995 there were 44,700 jobs in the hotel/casinos; total employment in the Atlantic County metropolitan statistical area has grown from 89,000 persons in 1975 to 173,600 in 1995. Tourism has also prospered. The number of visitors to Atlantic City increased from 7.0 million for 1978 to 33.3 million for 1995.

  The gaming industry has also provided substantial revenue for municipal, county and school governments through real estate taxes and payment of the luxury tax which the State has authorized and which is applied to hotel tax and amusement revenues.

NEW JERSEY STATE LOTTERY FINANCIAL DATA

  The New Jersey State Lottery was created as a major source of revenue for State education and institutions. As of June 30, 1996, the Lottery has generated over $19.7 billion in gross revenues, paid $9.7 billion in prizes and contributed $8.24 billion to the State.

  Higher Education programs have received approximately $2.252 billion in Lottery funds. For elementary and secondary education, the State Department of Education has received approximately $1.730 billion. State institutions have received a total of $4.254 billion in Lottery monies.

  In Fiscal Year 1996, gross revenues totalled $1.62 billion, of which 50.85% was returned in prizes, 40.92 percent went to State education and institutions, 6.94% was paid to sales agents and ticket vendors and 1.29% covered lottery operational and promotional expenses.

                                 STATE FINANCES

  The Director of the Division of Budget and Accounting in the Department of Treasury of the State (the "Budget Director") prescribes and approves the accounting policies of the State and directs their implementation.

NEW JERSEY'S ACCOUNTING SYSTEM

  The State prepares its financial statements on a "modified accrual" basis utilizing the fund method of accounting. The National Council on Governmental Accounting in its publication entitled Statement I. -- Governmental Accounting and Financial Reporting Principles defines a fund as a fiscal and accounting entity with a self-balancing set of accounts recording cash and other financial resources together with all related liabilities and residual equities or balances, and changes therein, which are segregated for the purpose of carrying on specific activities or attaining certain objectives in accordance with special regulations, restrictions or limitations. The State's financial statements reflect financial reporting practices in accordance with that definition. Accordingly, the State prepares separate statements for the General Fund, Special Revenue Funds, Debt Service Funds, Capital Project Funds, Trust and Agency Funds, Component Units--Authorities Funds, College and University Funds, General Fixed Asset Account Group and its General Long-Term Debt Account Group, and its component units.

  The General Fund is the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from taxes and unrestricted by statute, most federal revenue and certain miscellaneous revenue items are recorded in the General Fund. The appropriations acts provide the basic framework for the operation of the General Fund.

  Special Revenue Funds are used to account for resources legally restricted to expenditure for specified purposes. Special Revenue Funds include the Casino Control Fund, the Casino Revenue Fund, the Gubernatorial Elections Fund and the Property Tax Relief Fund. Debt Service Funds are used to account for the accumulation of resources for, and the payment of, principal and redemption premium, if any, of and interest on general obligation bonds. Capital Project Funds are used to account for financial resources to be used for the acquisition or construction of major State capital facilities. Trust and Agency Funds are used to account for assets held in a trust capacity or as an agent for individuals, private organizations, other governments and/or other funds. The General Fixed Asset Account Group accounts for the State's fixed assets acquired or constructed for general governmental purposes. The General Long-Term Debt Account Group accounts for the unmatured general long-term liabilities of the State.

  The Property Tax Relief Fund, the largest of the Special Revenue Funds, is used to account for revenues from the New Jersey Gross Income Tax. Revenues realized from the Gross Income Tax are dedicated by the State Constitution. All receipts from taxes levied on personal income of individuals, estates and trusts must be appropriated exclusively for the purpose of reducing or offsetting property taxes.

New Jersey's Budget and Appropriation System

  The State operates on a fiscal year beginning July 1 and ending June 30. For example, "Fiscal Year 1998" refers to the State's fiscal year beginning July 1, 1997 and ending June 30, 1998.

  Pursuant to Article VIII, Section II, par. 2 of the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State government and all other State purposes, as far as can be ascertained or reasonably foreseen, must be provided for in one general appropriation law covering one and the same fiscal year. No general appropriations law or other law appropriating money for any State purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.

  In addition to the Constitutional provisions, the New Jersey Statutes contain provisions concerning the budget and appropriation system. On or before October 1 in each year, each Department, Board, Commission, officer, or other Agency of the State must file with the Budget Director a request for appropriation or permission to spend specifying all expenditures proposed to be made by such spending agency during the following fiscal year. The Budget Director then examines each request and determines the necessity or advisability of the appropriation request. The Budget Director may hold hearings, open to the public, during the months of October, November and December and reviews the budget requests with the agency heads. On or before December 31 of each year or such other time as the Governor may request, after review and examination, the Budget Director submits the requests, together with her findings, comments and recommendations, to the Governor. It is then the responsibility of the Governor to examine and consider all requests and formulate her budget recommendations.

  The Governor's budget message (the "Governor's Budget Message") is then transmitted on or before the third Tuesday following the first meeting of the State Legislature in each year, except in the year when a Governor is inaugurated, when it must be transmitted on or before February 15. The Governor's Budget Message must embody the proposed complete financial program of the State government for the next ensuing fiscal year and must set forth in detail each source of anticipated revenue and the purposes of recommended expenditures for each spending agency. After a process of legislative committee review, the budget, in the form of an appropriations bill, must be approved by the Senate and Assembly and must be submitted to the Governor for review. Upon such submissions, the Governor may approve the bill, revise the estimate of anticipated revenues contained therein, delete or reduce appropriation items contained in the bill through the exercise of her line-item veto power, or veto the bill in its entirety. Like any gubernatorial veto, such action may be reversed by a two-thirds vote of each House of the State Legislature. In addition to anticipated revenues, the appropriations act also provides for the appropriation of non-budgeted revenue to the extent such revenue may be received and permits the corresponding increase of appropriation balances from which expenditures may be made.

                       FINANCIAL RESULTS AND PROJECTIONS

AUDIT REPORTS

  The State Auditor is directed by statute to "examine and post-audit all the accounts, reports and statements and make independent verifications of all assets, liabilities, revenues and expenditures" of the State and its agencies. The audit reports containing the opinion of the State Auditor are available for examination and review upon request to the State Treasurer.

FISCAL YEARS 1997 AND 1998 REVENUE ESTIMATES

  Sales and Use Tax. The revised estimate as shown in the Governor's Fiscal Year 1998 Budget Message forecasts Sales and Use tax collections for Fiscal Year 1997 as $4,385.0 million, a 1.5% increase from the Fiscal Year 1996 revenue. The Fiscal Year 1998 estimate of $4,557.0 million, is a 3.9% increase from the Fiscal Year 1997 estimate.

  Gross Income Tax. The revised estimate as shown in the Governor's Fiscal Year 1998 Budget Message forecasts Gross Income Tax collections for Fiscal Year 1997 of $4,710.0 million, a 0.5% increase from Fiscal Year 1996 revenue. The Fiscal Year 1998 estimate of $4,830.0 million, is a 2.5% increase from the Fiscal Year 1997 estimate. Included in the Fiscal Year 1998 estimate is the enactment of a property tax deduction, to be phased in over a three-year period, permitting a deduction by resident taxpayers against gross income tax of a percentage of their property taxes.

  Corporation Business Tax. The revised estimate as shown in the Governor's Fiscal Year 1998 Budget Message forecasts Corporation Business Tax collection for Fiscal Year 1997 as $1,120.8 million, a 4.3% decrease from Fiscal Year 1996 revenue. The Fiscal Year 1998 forecast as shown in the Governor's Fiscal Year 1998 Budget Message of $1,134.6 million, is a 1.2% increase from the Fiscal Year 1997 estimate.

  General Considerations. Estimated receipts from State taxes and revenues, including the three principal taxes set forth above, are forecasts based on the best information available at the time of such forecasts. Changes in economic activity in the State and the nation, consumption of durable goods, corporate financial performance and other factors that are difficult to predict may result in actual collections being more or less than forecasted.

  Should revenues be less than the amount anticipated in the budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. There are additional means by which the Governor may ensure that the State is operated efficiently and does not incur a deficit. No supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation. In the past when actual revenues have been less than the amount anticipated in the budget, the Governor has exercised her plenary powers leading to, among other actions, implementation of a hiring freeze for all State departments and the discontinuation of programs for which appropriations were budgeted but not yet spent.

  Pending Litigation. In connection with the Fiscal Year 1996 budget, certain unions and individual plaintiffs have filed a lawsuit concerning the funding of certain retirement systems. See "LITIGATION -- New Jersey Education Association et al. v. State of New Jersey et al."

  The State has made appropriations for principal and interest payments for general obligation bonds for Fiscal Years 1993 through 1996 in the amounts of $444.3 million, $119.9 million, $103.6 million and $466.3 million, respectively. The Fiscal Year 1997 Appropriations Act includes an appropriation in the amount of $446.9 million for principal and interest payments for general obligation bonds.

PROGRAMS FUNDED UNDER FISCAL YEAR 1997 ADJUSTED APPROPRIATIONS

  Of the $16,217.7 million appropriated in Fiscal Year 1997 from the General Fund, the Property Tax Relief Fund, the Casino Control Fund, the Casino Revenue Fund and the Gubernatorial Elections Fund, $6,384.7 million (39.4%) is appropriated for State Aid to Local Governments, $3,858 million (23.8%) is appropriated for Grants-in-Aid, $5,154 million (31.6%) for Direct State Services, $446.9 million (2.7%) for Debt Service on State general obligation bonds and $374.1 million (2.3%) for Capital Construction.

STATE AID TO LOCAL GOVERNMENTS

  State Aid to Local Governments is the largest portion of Fiscal Year 1997 appropriations. In Fiscal Year 1997, $6,384.7 million of the State's appropriations consist of funds which are distributed to municipalities, counties and school districts. The largest State Aid appropriation, in the amount of $4,851.4 million, is provided for local elementary and secondary education programs. Appropriations to the Department of Community Affairs (DCA) total $840.4 million in State Aid monies for Fiscal Year 1997. Appropriations to the State Department of the Treasury total $206.1 million in State Aid monies for Fiscal Year 1997. Other appropriations of State Aid in Fiscal Year 1997 include: welfare programs ($340.6 million); and aid to county mental hospitals ($76.0 million).

DIRECT STATE SERVICES

  The second largest portion of appropriations in Fiscal Year 1997 is applied to Direct State Services: which supports the operation of State government's sixteen departments, the Executive Office, several commissions, the State Legislature and the Judiciary. In Fiscal Year 1997, appropriations for Direct State Services aggregate to $5,154 million.

  $602.1 million is appropriated for programs administered by the Department of Human Services. The Department of Labor is appropriated $55.5 million for the administration of programs for workers compensation, unemployment and disability insurance, manpower development and health safety inspection. The Department of Health and Senior Services is appropriated $45.1 million for the prevention and treatment of diseases, alcohol and drug abuse programs, regulation of health care facilities and the uncompensated care program. $732.3 million is appropriated for the support of nine State colleges, Rutgers University, the New Jersey Institute of Technology and the University of Medicine and Dentistry of New Jersey. $889.5 million is appropriated to the Department of Law and Public Safety (excluding the Division of Juvenile Services) and the State Department of Corrections. $159.4 million is appropriated to the Department of Transportation for the various programs it administers, such as the maintenance and improvement of the State highway system and the registration and regulation of motor vehicles and licensed drivers. $179.9 million is appropriated to the Department of Environmental Protection for the protection of air, land, water, forest, wildlife and shellfish resources and for the provision of outdoor recreational facilities.

GRANTS-IN-AID

  The third largest portion of appropriations in Fiscal Year 1997 is for grants-in-aid. These represent payments to individuals or public or private agencies for benefits to which a recipient is entitled to by law, or for the provision of services on behalf of the State. The amount appropriated in Fiscal Year 1997 for grants-in-aid is $3,858 million.

  $1,927.4 million is appropriated for programs administered by the Department of Human Services. Of that amount, $1,304.1 million is for medical services provided under the Medicaid program, $172.9 million is for community programs for the developmentally disabled, $159.5 million is for community programs for the mentally ill, $211.3 million is for grant programs administered by the Division of Youth and Family Services, and $75.5 million is for welfare reform and homeless services.

  $325 million is appropriated to the Department of the Treasury for the Homestead Rebate program, which provides property tax relief to homeowners and renters. $219.6 million is appropriated to the Department of Transportation for bus and railroad subsidies.

Debt Service

  The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. State tax revenues and certain other fees are pledged to meet the principal payments, interest payments and if provided, redemption premium payments, if any, required to fully pay the bonds. The appropriation for the debt service obligation on outstanding indebtedness is $446.9 million for Fiscal Year 1997.

  For many years prior to 1991, both Moody's and S&P rated New Jersey general obligation bonds "Aaa" and "AAA", respectively. On July 3, 1991, however, S&P downgraded New Jersey general obligation bonds to "AA+." On August 26, 1992, Moody's downgraded New Jersey general obligation bonds to "Aa1". The issuance of the $526,800 State of New Jersey General Obligation Bonds Refunding Bonds (Series E) and $270,000,000 State of New Jersey General Obligation Bonds (Various Purposes) on May 1, 1996 was rated AA+ by S&P and Aa1 by Moody's. Although impacted in general by the financial condition of the State, local municipalities issuing New Jersey Municipal Obligations have credit ratings that are determined with reference to the financial condition of such local municipalities.

Capital Construction

  In addition to payments from bond proceeds, capital construction can also be funded by appropriation of current revenues on a pay-as-you-go basis. In Fiscal Year 1997, the amount appropriated to this purpose is $374.1 million.

  All appropriations for capital projects and all proposals for State bond authorization are subject to the review and recommendation of the New Jersey Commission on Capital Budgeting and Planning. This permanent commission was established in November 1975, and is charged with the preparation of the State Capital Improvement Plan, which contains proposals for State spending for capital projects.

                       TAX AND REVENUE ANTICIPATION NOTES

  In Fiscal Year 1992, the State initiated a program under which it issued tax and revenue anticipation notes to aid in providing effective cash flow management to fund balances which occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues. There are presently $600 million of tax and revenue anticipation notes outstanding. These notes shall mature on June 13, 1997.

  Such tax and revenue anticipation notes do not constitute a general obligation of the State or a debt or liability within the meaning of the State Constitution. Such notes constitute special obligations of the State payable solely from moneys on deposit in the General Fund and the Property Tax Relief Fund and legally available for such payment.

                        OTHER STATE RELATED OBLIGATIONS

LEASE FINANCING

  The State has entered into a number of leases relating to the financing of certain real property and equipment. The State leases the Richard J. Hughes Justice Complex in Trenton from the Mercer County Improvement Authority (the "MCIA"). On August 8, 1991 the MCIA defeased outstanding bonds originally issued to finance construction of the Richard J. Hughes Justice Complex through the issuance of custody receipts (the "Custody Receipts") in the aggregate principal amount of $98,760,000. The rental is sufficient to cover the debt service on the MCIA's Custody Receipts. The State's obligation to pay the rentals is subject to appropriations being made by the State Legislature.

  The State has also entered into a lease agreement, as lessee, with the New Jersey Economic Development Authority, (the "EDA") as lessor to lease (i) office buildings that house the New Jersey Division of Motor Vehicles, New Jersey Network (the State's public television station), a branch of the United States Postal Service and a parking facility and (ii) to lease approximately 13 acres of real property and certain infrastructure improvements thereon located in the City of Newark.

  Beginning in April 1984, the State, acting through the Director of the Division of Purchase and Property, entered into a series of lease purchase agreements which provide for the acquisition of equipment, services and real property to be used by various departments and agencies of the State. To date, the State has entered into eleven lease purchase agreements which have resulted in the issuance of Certificates of Participation totaling

$749,350,000. A Certificate of Participation evidences a proportionate interest of the owner thereof in the lease payments to be made by the State under the terms of the agreement. The agreements relating to these transactions provide for semiannual rental payments. The State's obligation to pay rentals due under these leases is subject to annual appropriations being made by the State Legislature. The majority of proceeds from these transactions have been or will be used to acquire equipment and services for the State and its agencies. The State intends to continue to use this financing technique for a substantial portion of its future equipment requirements.

MARKET TRANSITION FACILITY

  Legislation enacted in June 1994 authorizes the EDA to issue bonds to pay the current and anticipated liabilities and expenses of the Market Transition Facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis. On July 26, 1994 the EDA issued $705,270,000 aggregate principal amount of Market Transition Facility Senior Lien Revenue Bonds, Series 1994A. The EDA and State Treasury have entered into an agreement which provides for the payment to the EDA of amounts on deposit in the DMV Surcharge Fund to pay debt service on the bonds. Such payments are subject to and dependent upon appropriations being made by the State Legislature.

EDUCATIONAL FACILITIES AUTHORITY

  Legislation enacted in 1993 authorizes the Educational Facilities Authority (the "EFA") to issue bonds to finance the purchase of equipment to be leased to institutions of higher learning. On August 17, 1994 the EFA issued $100,000,000 aggregate principal amount of Higher Education Leasing Fund Program bonds. The EFA and the State Treasurer have entered into an agreement which provides to the EFA amounts required to pay debt service on the bonds. Such payments are subject to and dependent upon appropriations being made by the State Legislature.

  Other legislation enacted in 1993 created the Higher Education Facilities Trust Fund and authorized its funding by the issuance of bonds to make grants to New Jersey's public and private institutions of higher education for the development, construction and improvement of instructional, laboratory, communication and research facilities. The legislation limits the total outstanding amount of bonds to be issued to $220,000,000. On November 29, 1995 the EFA issued $220,000,000 aggregate principal amount of Higher Education Facilities Trust Fund Bonds, Series 1995A. These bonds are secured by payments to be made to the EFA by the State, which payments are subject to and dependent upon appropriations being made by the State Legislature.

STATE SUPPORTED SCHOOL AND COUNTY COLLEGE BONDS

  Legislation provides for future appropriations for State Aid to local school districts equal to debt service on a maximum principal amount of $280,000,000 of bonds issued by such local school districts for construction and renovation of school facilities and for State Aid to counties equal to debt service on up to $80,000,000 of bonds issued by counties for construction of county college facilities. The State Legislature is not legally bound to make such future appropriations, but has done so to date on all outstanding obligations issued under these laws. As of June 30, 1996, the maximum amount of $280,000,000 school district bonds has been approved for State support. Bonds or notes in the amount of $274,074,000 have been issued by local school districts, of which $246,576,172 have been retired and $27,497,831 are still outstanding. As of June 30, 1996, $44,316,818 of county college bonds or notes are outstanding. In addition to these acts, there is legislation which establishes a school bond reserve within the constitutionally dedicated fund for the Support of Free Public Schools (see "MUNICIPAL FINANCE -- New Jersey School Bond Reserve Act").

"MORAL OBLIGATION" FINANCING

  The authorizing legislation for certain State entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a State appropriation in the amount of the deficiency is to be made. However, the State

Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of "moral obligation" bonds which may be issued by eligible State entities.

NEW JERSEY SPORTS AND EXPOSITION AUTHORITY

  On March 2, 1992, the New Jersey Sports and Exposition Authority (the "Sports Authority") issued $147,490,000 in State guaranteed bonds and defeased all previously outstanding State guaranteed bonds of the Sports Authority. The State believes that the revenue of the Sports Authority will be sufficient to provide for the payment of debt service on these obligations without recourse to the State's guarantee.

  Legislation enacted in 1992 by the State authorizes the Sports Authority to issue bonds for various purposes payable from State appropriations. Pursuant to this legislation, the Sports Authority and the State Treasurer have entered into an agreement (the "State Contract") pursuant to which the Sports Authority will undertake certain projects, including the refunding of certain outstanding bonds of the Sports Authority, and the State Treasurer will credit to the Sports Authority Fund amounts from the General Fund sufficient to pay debt service and other costs related to the bonds. The payment of all amounts under the State Contract is subject to and dependent upon appropriations being made by the State Legislature. As of June 30, 1996 there are approximately $463,310,000 aggregate principal amount of Sports Authority bonds currently outstanding the debt service on which is payable from amounts credited to the Sports Authority Fund pursuant to the State Contract.

NEW JERSEY TRANSPORTATION TRUST FUND AUTHORITY

  In July 1984, the State created the New Jersey Transportation Trust Fund Authority (the "TTFA"), an instrumentality of the State organized and existing under the New Jersey Transportation Trust Fund Authority Act of 1984, as amended (the "TTFA Act") for the purpose of funding a portion of the State's share of the cost of improvements to the State's transportation system. Pursuant to the TTFA Act, the TTFA, the State Treasurer and the Commissioner of Transportation executed a contract (the "Contract") which provides for the payment of certain amounts to the TTFA. The payment of all such amounts is subject to and dependent upon appropriations being made by the State Legislature and there is no legal obligation that the Legislature make such appropriation. On May 30, 1995, the State Legislature amended the New Jersey Transportation Trust Fund Act of 1984 to provide, among other things, for (i) the issuance of debt in an aggregate principal amount in excess of the statutory debt limitation in effect prior to the enactment of the 1995 Amendments, (ii) an increase in the amount of revenues available to the TTFA and (iii) broadening the scope of transportation projects.

  Pursuant to the TTFA Act, the principal amount of the TTFA's bonds, notes or other obligations which may be issued in any fiscal year generally may not exceed $700 million plus amounts carried over from prior fiscal years. These bonds are special obligations of the TTFA payable from the payments made by the State pursuant to the Contract.

ECONOMIC RECOVERY FUND BONDS

  Legislation enacted during 1992 by the State authorizes the EDA to issue bonds for various economic development purposes. Pursuant to that legislation, EDA and the State Treasurer have entered into an agreement (the "ERF Contract") through which EDA has agreed to undertake the financing of certain projects and the State Treasurer has agreed to credit to the Economic Recovery Fund from the General Fund amounts equivalent to payments due to the State under an agreement with the Port Authority of New York and New Jersey. The payment of all amounts under the ERF Contract is subject to and dependent upon appropriations being made by the State Legislature.

                               MUNICIPAL FINANCE

  New Jersey's local finance system is regulated by various statutes. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the "Division") in the State Department of Community Affairs.

COUNTIES AND MUNICIPALITIES

  The Local Budget Law imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division (the "Director"). The accounts of each local unit must be independently audited by a registered municipal accountant. State law provides that budgets must be submitted in a form promulgated by the Division and further provides for limitations on estimates of tax collection and for reserves in the event of any shortfalls in collections by the local unit. The Division reviews all municipal and county annual budgets prior to adoption for compliance with the Local Budget Law. The Director is empowered to require changes for compliance with law as a condition of approval; to disapprove budgets not in accordance with law; and to prepare the budget of a local unit, within the limits of the adopted budget of the previous year with suitable adjustments for legal compliance, if the local unit fails to adopt a budget in accordance with law.

  The Local Government Cap Law (the "Cap Law") generally limits the year-to-year increase of the total appropriations of any municipality and the tax levy of any county to either 5 percent or an index rate determined annually by the Director, whichever is less. However, where the index percentage rate exceeds 5 percent, the Cap Law permits the governing body of any municipality or county to approve the use of a higher percentage rate up to the index rate. Further, where the index percentage rate is less than 5 percent, the Cap Law also permits the governing body of any municipality or county to approve the use of a higher percentage rate up to 5 percent. Regardless of the rate utilized, certain exceptions exist to the Cap Law's limitation on increases in appropriations. The principal exceptions to these limitations are municipal and county appropriations to pay debt service requirements; to comply with certain other State or federal mandates; appropriations of private and public dedicated funds; amounts approved by referendum; and, in the case of municipalities only, to fund the preceding year's cash deficit with the approval of the Local Finance Board or to reserve for shortfalls in tax collections, and amounts required pursuant to contractual obligations for specified services. The Cap Law was re-enacted in 1990 with amendments and made a permanent part of the municipal finance system.

  State law also regulates the issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued. The Local Bond Law governs the issuance of bonds and notes by the local units. No local unit is permitted to issue bonds for the payment of current expenses (other than Fiscal Year Adjustment Bonds described more fully below). Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of first issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis, which is the average of the equalized value of all taxable real property and improvements within the geographic boundaries of the local unit, as annually determined by the Director of the Division of Taxation, for each of the three most recent years. In the calculation of debt capacity, the Local Bond Law and certain other statutes permit the deduction of certain classes of debt ("statutory deductions") from all authorized debt of the local unit ("gross capital debt") in computing whether a local unit has exceeded its statutory debt limit. Statutory deductions from gross capital debt consist of bonds or notes
(i) authorized for school purposes by a regional school district or by a municipality or a school district with boundaries coextensive with such municipality to the extent permitted under certain percentage limitations set forth in the School Bond Law (as hereinafter defined); (ii) authorized for purposes which are self liquidating, but only to the extent permitted by the Local Bond Law; (iii) authorized by a public body other than a local unit the principal of and interest on which is guaranteed by the local unit, but only to the extent permitted by law; (iv) that are bond anticipation notes; (v) for which provision for payment has been made or (vi) authorized for any other purpose for which a deduction is permitted by law. Authorized net capital debt (gross capital debt minus statutory deductions) is limited to 3.5 percent of the equalized valuation basis in the case of municipalities and 2 percent of the equalized valuation basis in the case of counties. The debt limit of a county or municipality, with certain exceptions, may be exceeded only with the approval of the Local Finance Board.

  State law required certain municipalities and permits all other municipalities to adopt the State fiscal year in place of the existing calendar fiscal year. The Act provides that municipalities opting to change to a State Fiscal Year must adopt a six-month transition year budget funded by Fiscal Year Adjustment Bonds. Notes issued in anticipation of Fiscal Year Adjustment Bonds, including renewals, can only be issued for up to one year unless the Local Finance Board permits the municipality to renew them for a further period of time. The Local Finance Board must confirm the actual deficit experienced by the municipality. The municipality then may issue Fiscal Year Adjustment Bonds to finance the deficit on a permanent basis.

  State law authorizes State officials to supervise fiscal administration in any municipality which is in default on its obligations; which experiences severe tax collection problems for two successive years; which has a deficit greater than 4 percent of its tax levy for two successive years; which has failed to make payments due and owing to the State, county, school district or special district for two consecutive years; which has an appropriation in its annual budget for the liquidation of debt which exceeds 25 percent of its total operating appropriations (except dedicated revenue appropriations) for the previous budget year; or which has been subject to a judicial determination of gross failure to comply with the Local Bond Law, the Local Budget Law or the Local Fiscal Affairs Law which substantially jeopardizes its fiscal integrity. State officials are authorized to continue such supervision for as long as any of the conditions exist and until the municipality operates for a fiscal year without incurring a cash deficit. In September, 1996 the Township of Irvington requested supervision which was approved by the Local Finance Board and is expected to continue for at least one year.

  There are 567 municipalities and 21 counties in New Jersey. During 1993, 1994 and 1995 no county exceeded its statutory debt limitations or incurred a cash deficit in excess of 4 percent of its tax levy. Only two municipalities had a cash deficit greater than 4% of their tax levies for 1994 and 1995. The number of municipalities which exceeded statutory debt limits was six as of December 31, 1995. No New Jersey municipality or county has defaulted on the payment of interest or principal on any outstanding debt obligation since the 1930's.

SCHOOL DISTRICTS

  New Jersey's school districts operate under the same comprehensive review and regulation as do its counties and municipalities. Certain exceptions and differences are provided, but the State supervision of school finance closely parallels that of local governments.

  Types of School Districts

  All New Jersey school districts are coterminous with the boundaries of one or more municipalities. They are characterized by the manner in which the board of education, the governing body of the school district, takes office. Type I school districts, most commonly found in cities, have a board of education appointed by the mayor or the chief executive officer of the municipality constituting the school district. In a Type II school district, the board of education is elected by the voters of the district. Nearly all regional and consolidated school districts are Type II school districts.

  The State Department of Education has been empowered with the necessary and effective authority to abolish an existing school board and create a State-operated school district where the existing school board has failed or is unable to take the corrective actions necessary to provide a thorough and efficient system of education in that school district pursuant to N.J.S.A. 18A:7A-15 et seq. (the "School Intervention Act"). The State-operated school district, operated under the direction of a State-appointed superintendent, has all of the powers and authority of the local Board of Education and of the local district superintendent. Pursuant to the authority granted under the School Act, on October 4, 1989, the State Board of Education ordered the creation of a State operated school district in the City of Jersey City. Similarly, on August 7, 1991, the State Board of Education ordered the creation of a State operated school district in the City of Paterson and on July 5, 1995 ordered the creation of a State-operated school district in the City of Newark.

  School Budgets

  In every school district having a board of school estimate, the board of school estimate examines the budget request and fixes the appropriation amounts for the next year's operating budget after a public hearing at which the taxpayers and other interested persons shall have an opportunity to raise objections and to be heard with respect to the budget. This board, whose composition is fixed by statute, certifies the budget to the municipal governing bodies and to the local board of education. If the local board of education disagrees, it must appeal to the State Commissioner of Education (the "Commissioner") to request changes.

  In a Type II school district without a board of school estimate, the elected board of education develops the budget proposal and, after public hearing, submits it to the voters of such district for approval. Previously authorized debt service is not subject to referendum in the annual budget process. If approved, the budget goes into effect. If defeated, the governing body of each municipality in the school district must determine the amount necessary to be appropriated for each item appearing in such budget. Should the governing body fail to certify an amount determined by the Board of Education to be necessary, the Board of Education may appeal the action to the Commissioner of Education.

  The State laws governing the distribution of State aid to local school districts limit the annual increase of a school district's net budget. The Commissioner certifies the allowable amount of increase for each school district but may grant a higher level of increase in certain limited instances. A school district may also submit a proposal to the voters to raise amounts above the allowable amount of increase. If defeated, such a proposal is subject to further review or appeal to the Commissioner only if the County Superintendents of Schools has determined that additional funds are required to provide a thorough and efficient education.

  The County Superintendents of Schools must also review every proposed local school district budget for the next school year. The County Superintendents of Schools examine every item of appropriation for current expenses and budgeted capital outlay to determine their adequacy in relation to the identified needs and goals of the school district. If in their view they are insufficient, the County Superintendents of Schools may order remedial action. If necessary, the Commissioner is authorized to order changes in the school district's budget.

  School District Bonds

  School district bonds and temporary notes are issued in conformity with N.J.S.A. 18A:24-1 et seq. (the "School Bond Law"), which closely parallels the Local Bond Law (for further information relating to the Local Bond Law, see "MUNICIPAL FINANCE -- Counties and Municipalities" herein). Although school districts are exempted from the 5 percent down payment provision generally applied to bonds issued by municipalities and counties, they are subject to debt limits (which vary depending on the type of school system provided) and to State regulation of their borrowing. The debt limitation on school district bonds depends upon the classification of the school district, but may be as high as 4 percent of the average equalized valuation basis of the constituent municipality. In certain cases involving school districts in cities with populations exceeding 100,000, the debt limit is 8 percent of the average equalized valuation basis of the constituent municipality, and in cities with populations in excess of 80,000 the debt limit is 6 percent of the aforesaid average equalized valuation.

  School bonds are authorized by (i) an ordinance adopted by the governing body of a municipality within a Type I school district; (ii) adoption of a proposal by resolution by the board of education of a Type II school district having a board of school estimate; (iii) adoption of a proposal by resolution by the board of education and approval of the proposal by the legal voters of any other Type II school district; or (iv) adoption of a proposal by resolution by a capital project control board pursuant to N.J.S.A. 18A:7A-46.1 et seq. for projects in a State operated school district. If school bonds will exceed the school district borrowing capacity, a school district (other than a regional school district) may use the balance of the municipal borrowing capacity. If the total amount of debt exceeds the school district's borrowing capacity and any available remaining municipal borrowing capacity, the Commissioner and the Local Finance Board must approve the proposed authorization before it is submitted to the voters. All authorizations of debt in a Type II school district without a board of school estimate require an approving referendum, except where, after hearing, the Commissioner and the State Board of Education determine that the issuance of such debt is necessary to meet the constitutional obligation to provide a thorough and efficient system of public schools. When such obligations are issued, they are issued by, and in the name of, the school district.

  School District Lease Purchase Financings

  In 1982, school districts were given an alternative to the traditional method of bond financing capital improvements pursuant to N.J.S.A. 18A:20-4.2(f) (the "Lease Purchase Law"). The Lease Purchase Law permits school districts to acquire a site and school building through a lease purchase agreement with a private lessor corporation. The lease purchase agreement does not require voter approval. The rent payments attributable to the lease purchase agreement are subject to annual appropriation by the school district and are required, pursuant to N.J.A.C. 6:22A-1.2(h), to be included in the annual current expense budget of the school district. Furthermore, the rent payments attributable to the lease purchase agreement do not constitute debt of the school district and therefore do not impact on the school district's debt limitation. Lease purchase agreements in excess of five years require the approval of the Commissioner and the Local Finance Board.

  New Jersey School Bond Reserve Act

  The New Jersey School Bond Reserve Act establishes a school bond reserve within the constitutionally dedicated Fund for the Support of Free Public Schools. Under this law the reserve is maintained at an amount equal to 1.5 percent of the aggregate outstanding bonded indebtedness of counties, municipalities or school districts for school purposes (exclusive of bonds whose debt service is provided by State appropriations), but not in excess of monies available in such Fund. If a municipality, county or school district is unable to meet payment of the principal of or interest on any of its school bonds, the trustee of the school bond reserve will purchase such bonds at the face amount thereof or pay the holders thereof the interest due or to become due. At June 30, 1996, the book value of the Fund's assets aggregated $88,816,968 and the reserve, computed as of June 30, 1996, amounted to $40,363,607. There has never been an occasion to call upon this Fund. The State provides support of certain bonds of counties, municipalities and school districts through various statutes. (See "OTHER STATE RELATED OBLIGATIONS -- State Supported School and County College Bonds" herein).

QUALIFIED BONDS

  In 1976, legislation was enacted which provides for the issuance by municipalities and school districts of "qualified bonds." Whenever a local board of education or the governing body of a municipality determines to issue bonds, it may file an application with the Local Finance Board, and, in the case of a local board of education, the Commissioner, to qualify bonds pursuant to P.L. 1976, c. 38 or c. 39. Upon approval of such an application and after receipt of a certificate stating the name and address of the paying agent for such bonds, the maturity schedule, interest rates and payment dates, the State Treasurer shall, in the case of qualified bonds for school districts, withhold from the school aid payable to such municipality or school district and, in the case of qualified bonds for municipalities, withhold from the amount of business personal property tax replacement revenues, gross receipts tax revenues, municipal purposes tax assistance fund distributions, State urban aid, State revenue sharing, and any other funds appropriated as State aid and not otherwise dedicated to specific municipal programs, payable to such municipalities, an amount sufficient to cover debt service on such bonds. These "qualified bonds" are not direct, guaranteed or moral obligations of the State, and debt service on such bonds will be provided by the State only if the above mentioned appropriations are made by the State. Total outstanding indebtedness for "qualified bonds" consisted of $208,642,750 by various school districts as of June 30, 1996 and $899,586,220 by various municipalities as of June 30, 1996.

LOCAL FINANCING AUTHORITIES

  The Local Authorities Fiscal Control Law provides for State oversight of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the State Department of Community Affairs. The Local Authorities Fiscal Control Law applies to all autonomous public bodies created by counties or municipalities, which are empowered to issue bonds, to impose facility or service charges, or to levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, etc.). Authorities which are subject to differing State or federal financial restrictions are exempted, but only to the extent of that difference.

  Financial control responsibilities over local authorities and special districts are assigned to the Local Finance Board and the Director of the Division of Local Government Services. The Local Finance Board exercises approval power over the creation of new authorities and special districts as well as their dissolution. The Local Finance Board also reviews, conducts public hearings and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between a municipality or county and an authority or special district. The Local Finance Board prescribes minimum audit requirements to be followed by authorities and special districts in the conduct of their annual audits. The Director reviews and approves annual budgets of authorities and special districts.

  As of June 30, 1995 there were 195 locally created authorities with a total outstanding capital debt of $7,149,326,992 (figures do not include housing authorities and redevelopment agencies). This amount reflects outstanding bonds, notes, and loans payable by the authorities as of their respective fiscal years ended nearest to June 30, 1995.

                                STATE EMPLOYEES

PUBLIC EMPLOYER-EMPLOYEE RELATIONS ACT

  The State of New Jersey, as a public employer, is covered by the New Jersey Public Employer-Employee Relations Act, as amended which guarantees public employees the right to negotiate collectively through employee organizations certified or recognized as the exclusive collective negotiations representatives for units of public employees found to be appropriate for collective negotiations purposes. Approximately 64,500 employees are paid through the State payroll system. Of the 64,500 employees, 56,800 are represented by certified or recognized exclusive majority representatives and are organized into various negotiation units.

                               FINANCING PENSIONS

  Virtually all of the public employees of the State and its counties, municipalities and political subdivisions are members of pension plans administered by the State. The State operates seven retirement plans. Public Employees' Retirement System ("PERS") and Teachers Pension and Annuity Fund ("TPAF"), originally created by acts of the State Legislature in 1920 and 1919, respectively, are the principal plans, together covering 387,554 of the total 428,988 active members covered by all State-administered plans. The other systems are Police and Firemen's Retirement System ("PFRS") (38,450 members), Consolidated Police and Firemen's Pension Fund ("CP&FPF") (no active members), State Police Retirement System ("SPRS") (2,574 active members), Judicial Retirement System ("JRS") (410 active members) and Prison Officers' Pension Fund ("POPF") (no active members).

  The various pension funds were analyzed between July 1, 1995 and March 31, 1996 by independent actuaries who reported that the present value of accumulated benefits, the Accumulated Benefit Obligation determined in accordance with Statement No. 87 of the Financial Accounting Standards Board (including the present value of post-retirement medical benefits for PERS state employees and
TPAF), for which the State is obligated (including both vested and non-vested benefits) for the seven pension funds approximates $43 billion at the valuation dates. The studies indicated that the market value of all assets of the funds was $47.3 billion which, when compared to the $43 billion Accumulated Benefit Obligation, represents a funding level of 110.1%. The present value of projected benefits, the Pension Benefit Obligation determined in accordance with Statement No. 5 of the Governmental Accounting Standards Board, of the funds is $49.7 billion. The funding level for the projected benefits is 87.4%.

  $603.9 million is provided in the Fiscal Year 1997 adjusted Appropriations Act as the State's contributions to public retirement plans.

  Chapter 62, Laws of 1994, enacted by the State Legislature and approved by the Governor on June 30, 1994 made several changes to the funding of the pension systems, including the Public Employees Retirement

System, the Teachers' Pension and Annuity Fund, the Judicial Retirement System, the State Police Retirement System, and the Police and Firemen's Retirement System. These reforms include: a change of the actuarial method used to determine funding requirements for the systems from the entry age normal to the projected unit credit method; revision of funding for post-retirement medical benefits under TPAF and PERS; phase in of revised actuarial assumptions under TPAF; elimination of 2% subsidy in employee pension contributions rates under TPAF and PERS and implementation of a flat employee contribution rate of 5%; return to the original phase-in schedule for recognition of the liability for pension adjustment benefits, Cost of Living Adjustment ("COLA") for active members; reduction in the salary increase assumption to an average of 5.95% and a reduction in the inflation assumption for COLA benefits to 2.4%.

  Certain unions and various individuals have instituted litigation in the United States District Court in Newark challenging the changes to the pension systems which were made by the State Legislature when it enacted P.L. 1994, c.
62. (See "LITIGATION -- New Jersey Education Association et al. v. State of New Jersey et al.").

                                   LITIGATION

  The following are cases presently pending or threatened in which the State has the potential for either a significant loss of revenue or a significant unanticipated expenditure.

  New Jersey Education Association et. al v. State of New Jersey et. al. This case represents a challenge to amendments to the pension laws enacted on June 30, 1994 (P.L. 1994, Chapter 62), which concerned the funding of the Teachers Pension and Annuity Fund ("TPAF"), the Public Employee's Retirement System ("PERS"), the Police and Fireman's Retirement System ("PFRS"), the State Police Retirement System ("SPRS") and the Judicial Retirement System ("JRS"). The complaint was filed in the United States District Court of New Jersey on October 17, 1994. The statute, P.L. 1994, Chapter 62 ("Chapter 62"), as enacted, made several changes affecting these retirement systems including changing the actuarial funding method to projected unit credit; continuing the prefunding of post-retirement medical benefits but at a reduced level for TPAF and PERS; revising the employee member contribution rate to a flat 5% for TPAF and PERS; extending the phase in period for the revised TPAF actuarial assumptions; changing the phase-in period for funding of cost-of-living adjustments and reducing the inflation assumption for the Cost of Living Adjustment ("COLA") for all retirement systems; and decreasing the average salary increase assumption for all retirement systems. Plaintiffs allege that the changes resulted in lower employer contributions in order to reduce a general budget deficit. The complaint further alleges that certain provisions of Chapter 62 violate the contract, due process, and taking clauses of the United States and New Jersey Constitutions, and further constitute a breach of the State's fiduciary duty to participants in TPAF and PERS. Plaintiffs seek to permanently enjoin the State from administering, enforcing or otherwise implementing Chapter 62. An adverse determination against the State would have a significant impact upon the Fiscal Year 1997 budget and the proposed Fiscal Year 1998 budgets. The State filed a motion to dismiss and a motion for summary judgment.

  On October 6, 1995, the Court issued its opinion in which it dismissed the State as a party to the action. The only defendant is Treasurer Clymer. The claims surviving the motion are: (1) breach of trust and fiduciary duty (against the Treasurer in both his individual and official capacities); (2) violation of Due Process (against the Treasurer in both his individual and official capacities); and (3) a 42 U.S.C. sec. 1983 claim (against the Treasurer in his individual capacity).

  The forms of relief sought related to these surviving claims are: (1) a declaration that certain provisions of Chapter 62 violate Due Process of law under the Fifth and Fourteenth Amendments to the U.S. Constitution; (2) a declaration that the enactment and implementation of certain provisions of Chapter 62 constitute a breach of the fiduciary obligations owed to contributing participants, vested participants and retirees of the TPAF and PERS; (3) a declaration that Chapter 62 contravenes the statutory and common law duties to administer and fund the plans in an actuarially sound and fiscally responsible manner; (4) a permanent injunction against administering, enforcing or otherwise implementing certain provisions of Chapter 62; (5) directing payment of plaintiffs' attorneys' fees, disbursements and costs pursuant to 42 U.S.C. sec. 1988.

  The State filed a motion for reconsideration or, in the alternative, for certification to the Third Circuit Court of Appeals, of the remaining claims. By order dated December 19, 1995, the District Court denied the motion in all respects. On January 29, 1996, the State, on behalf of Treasurer Clymer, filed a Petition for a Writ of Mandamus and a Motion for a Stay of the Proceedings below, pending consideration and disposition of the petition, with the Third Circuit Court of Appeals. In the petition, Treasurer Clymer asked the Court of Appeals to direct the District Court to dismiss the complaint or enter summary judgment in his favor. Alternatively, the Treasurer asked the Court of Appeals to order the District Court to vacate its order denying summary judgment and resolve that motion as a matter of law without discovery or fact finding or to certify the issues for interlocutory appeal. The Third Circuit Court of Appeals denied the motion and petition on February 20, 1996. The matter is currently stayed pending the adoption of the Appropriations Act for Fiscal Year 1998. The State intends to vigorously defend this action.

  Beth Israel Hospital et. al. v. Essential Health Services Commission. This case represents a challenge by eleven New Jersey hospitals to the .53% hospital assessment authorized by the Health Care Reform Act of 1992, specifically N.J.S.A. 26:2H-18.62. Amounts collected pursuant to the assessment are paid into the hospital and other health care initiatives account of the Health Care Subsidy Fund, to be used for various health care programs. Specifically, the funds are currently used for those programs previously established pursuant to N.J.S.A. 26:2H-18.47. In this appeal of the assessment, filed with the Appellate Division on December 6, 1993, appellants argue that collection of the assessment is invalid in the absence of Hospital Rate Setting Commission approval of the approved revenue base used in the calculation. At the same time, appellants filed an application for injunctive relief, seeking to stay any collection, which application was denied. In a decision dated July 10, 1995, the Appellate Division rejected appellants' contention that the respondents were prohibited from collecting the assessment. However, the court also found that the hospitals had not been afforded an opportunity to be heard on the assessment, and thus remanded the case to the Essential Health Services Commission for a hearing. Because the Commission has been abolished by L. 1995, c. 133, and its responsibilities assigned to the Department of Health, the Department of Health held the hearing on August 30, 1995. By letters dated March 26, 1996, the Department of Health affirmed the prior assessments. The hospitals filed a notice of appeal challenging that decision on May 10, 1996 and the case has now been briefed. The State intends to vigorously defend this action.

  Tort, Contract and Other Claims. At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

  The State routinely receives notices of claim seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it.

  In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

  At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act. An independent study estimated an aggregate potential exposure of $86,795,000 for tort and medical malpractice claims pending as of June 30, 1996. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

  County of Passaic v. State of New Jersey. This action filed by the County of Passaic, the Passaic County Utilities Authority, and the Passaic County Pollution Control Financing Authority ("plaintiffs"), alleged tort and contractual claims against the State of New Jersey ("State") and the New Jersey Department of Environmental Protection ("NJDEP") associated with a resource recovery facility which plaintiffs had once planned to build. The plaintiffs alleged that the State and the NJDEP violated a 1984 consent order concerning the construction of a resource recovery facility in Passaic County. Plaintiffs' complaint alleged approximately $30 million in damages against the State and the NJDEP. On March 17, 1995, the court granted the State's motion for summary judgment, dismissing all counts of plaintiffs' complaint against the State and the NJDEP, with prejudice. The court found that there was no legal obligation or duty on the part of the State or the NJDEP concerning the project. Plaintiffs have filed an appeal of the court's decision. The State intends to vigorously defend this appeal.

  Camden Co. v. Waldman, et al. Fifteen counties seek a portion of the $412 million in federal funds that the State received for disproportionate share hospital payments it made to psychiatric hospitals during July 1, 1988 through July 1, 1991. Camden County filed the first action against the Department of Human Services, the Attorney General and the State Treasurer. Camden County contends that the Essex decisions mandate sharing of the federal funding. The first Essex case dealt with sharing maintenance costs when there have been social security payments that the State received as representative payee. The second Essex case dealt with sharing Medicaid payment recoveries. The State contended that under a recently approved Medicaid state plan amendment and federal law, the State does not have to share the federal funding because it already paid the counties their portion of disproportionate share hospital payments. The State also contended that the Legislature did not intend to share the federal funding with the counties as evidenced by appropriations act language. The actions against the attorney General and State Treasurer were dismissed and the matter was transferred to the Appellate Division.

  Similar lawsuits were filed by Middlesex, Monmouth, Atlantic, Union, Hudson, Ocean, Mercer, Somerset, Morris, Sussex, Cape May, Essex, Warren and Passaic counties. The Middlesex, Monmouth, Atlantic, Union, Ocean, Mercer, Morris, Warren and Hudson County cases were transferred to the Appellate Division. The Atlantic, Camden and Monmouth counties cases were consolidated. Cape May joined in the existing calendar matters. The other counties, Essex, Warren and Passaic, have recently had their cases transferred to the Appellate Division, but did not seek to join in the existing matters. With the exception of Essex, Warren and Passaic, the remaining matters were to be heard on a back to back basis by the Appellate Division. A motion to consolidate or calendar these matters back to back was made by the State. The State and counties filed their briefs. The State requested oral argument because of the complicated nature of the issues and the large amount of money involved; the Court granted the request.

  The Court heard oral argument on May 30, 1996. On July 15, 1996, three-judge panel of the Appellate Division ruled unanimously in favor of the State. Finding no federal requirement compelling the State to share these monies, the Court agreed with the State's position that the Legislature may determine to appropriate these funds to the General Fund and therefore the county had no State law claim to share in them. Of the fourteen appellant counties, eight filed motions for reconsideration, which were denied by order of the Appellate Division on September 16, 1996, nine have filed Notices of Petition for Certification to the New Jersey Supreme Court, three have filed Motions for Extension in which to file Notices of Petition, ten have filed Motions for Extension in which to file Petitions and eight have filed Notices of Appeal. Pursuant to an Order of the Court, petitions were due by November 15, 1996.

  Interfaith Community Organization v. Shinn, et al. In late October, 1993, the Interfaith Community Organization ("ICO") a coalition of churches and church leaders in Hudson County, filed suit on behalf of the ICO's membership and the citizens of Hudson County against the Governor, the Commissioner of the New Jersey Department of Environmental Protection ("DEP"), Commissioner of the Department of Health ("DOH"), and Lance Miller, Assistant Commissioner of DEP. The multicount complaint alleged violations of numerous laws, allegedly resulting from the existence of chromium contamination in the State-owned Liberty State Park in Jersey City. It also asserted the alleged failure by DEP and DOH to properly conduct remediation and health screens in Hudson County concerning chromium contamination. No immediate relief was sought, but injunctive and monetary relief was asked for.

  In June 1994, ICO hired a law firm to represent it in this matter. The firm filed amended complaints, naming only Commissioner Shinn of DEP and Governor Whitman as defendants and alleges only Clean Water Act ("CWA") and Resource Conservation Recovery Act ("RCRA") violations at Liberty State Park. Under the "citizen suit" provisions of these federal acts, plaintiff is seeking remediation, health studies and attorneys' fees. The State is unable to estimate its exposure for this claim. In March, 1995, ICO filed another lawsuit over the shipments of soil from the I-287 Wetlands Mitigation Project to Liberty State Park. The defendants in that suit are Commissioner Shinn, Governor Whitman, Commissioner Wilson of the Department of Transportation ("DOT") and R. W. Vogel, Inc., the transporter of the soil. The new suit seeks a declaration that the CWA is being violated and demands cessation of all construction at Liberty State Park and penalties against Vogel. The state intends to defend these suits vigorously.

  Waste Management of Pennsylvania et al v. Shinn et al. This action filed in federal district court by Waste Management of Pennsylvania, Inc. and its affiliate Geological Reclamation Operations and Waste Systems, Inc. ("plaintiffs") seeks declaratory and injunctive relief and compensatory damages in excess of $19 million from Department of Environmental Protection Commissioner Robert C. Shinn, Jr. and former Acting Commissioner Jeanne M. Fox, ("defendants") individually and in their official capacity. These claims are based on alleged violations of the Commerce Clause and the Contracts Clause of the United States Constitution as a result of the issuance by defendants of two emergency redirection orders and a draft permit. The State's position is that none of the contracts to which the plaintiffs are a party entitle them to any relief and that therefore none of their constitutional rights have been impaired by the Commissioners' actions. Moreover, all of the administrative agency actions which form the gravamen of the federal complaint are currently the subject of review in either New Jersey appellate courts or within the Department. The compensatory damage claims against defendants Robert C. Shinn, Jr. and Jeanne M. Fox were dismissed by way of stipulation of the parties filed on December 15, 1995. Remaining claims in the action are injunctive and require declaratory relief.

  American Trucking Associations, Inc. and Tri-State Motor Transit, Co. v. State of New Jersey. The American Trucking Associations, Inc. ("ATA") and Tri-State Motor Transit, Co. filed a complaint in the Tax Court on March 23, 1994 against the State of New Jersey and certain state officials challenging the constitutionality of annual A-901 hazardous and solid waste licensure renewal fees collected by the Department of Environmental Protection ("DEP"). A-901 refers to the Assembly bill number which was adopted in 1983 as an amendment to the Solid Waste Management Act N.J.S.A. 13:1E-1 et seq. and codified at N.J.S.A. 13:1E-126 et seq., establishing a requirement that all persons and entities engaged in solid and hazardous waste activities in the State be investigated prior to the issuance of a license. Plaintiffs are alleging that the A-901 renewal fees discriminate against interstate commerce in violation of the Commerce Clause of the United States Constitution; that the fees are not used for the purposes for which they are levied; and that the fees do not reflect the duration or complexity of the services rendered by the government entities receiving the fees as required under the A-901 statute. Plaintiffs are seeking a declaration that the fees are unconstitutional; a permanent injunction enjoining the future collection of the fees; a refund of all annual A-901 renewal fees and all fines and penalties collected pursuant to enforcement of these provisions; and attorneys' fees and costs. Plaintiffs are also seeking class certification of their action.

  The DEP currently collects approximately $3.5 to $4 million in A-901 fees annually. In previous years, the total amount of fees collected was higher because the number of applicants and licensees subject to the fees was much larger. It is presently unknown what portion of the A-901 fees are paid by haulers engaged in interstate commerce, and what percentage of the monies are renewal fees as opposed to initial application fees. Consequently, the State is unable to estimate its exposure for this claim and intends to defend this suit vigorously.

  Abbot v. Burke. On January 6, 1997, the Education Law Center filed a motion in aid of litigants' rights with the Supreme Court of New Jersey in the Abbot v. Burke matter. In 1994, the Supreme Court ruled in Abbot v. Burke that the State had to enact a funding formula that would close the spending gap between poor urban school districts and wealthy suburban districts by Fiscal Year 1998. On December 20, 1996, the Comprehensive Education Improvement and Financing Act ("CEIFA") was enacted. CEIFA is a departure from the mechanisms of previous funding formulas. The CEIFA is centered upon the Core Curriculum Content Standards -- a comprehensive description of what all students should know and be able to accomplish upon completion of a thirteen year public education. The State projects that special needs districts will be spending between 91% and 96% of the wealthy suburban districts in the 1997-1998 school year under CEIFA. Plaintiffs concede that, under CEIFA, special needs districts are projected to be spending at 91% of the wealthy suburban districts in the 1997-1998 fiscal year. In its motion, the Education Law Center requests, in part, relief in the form of 100% spending parity or State aid in the amount of approximately $200 million dollars to be redistributed to the special needs districts. On March 4, 1997 the Supreme Court heard oral argument on the motion. The Supreme Court has not yet rendered a decision.

  Affiliated FM Insurance Company, et al. v. State of New Jersey, et al. The plaintiffs in this action are insurers licensed or admitted to write property and casualty insurance in the State of New Jersey pursuant to N.J.S.A. 17:17-1 et seq. and are all members of the New Jersey Property-Liability Insurance Guaranty Association ("PLIGA"), a private, non-profit organization created to cover claims against certain insolvent insurers. Plaintiffs have filed suit in the Superior Court of New Jersey, Chancery Division, Mercer County against the State of New Jersey, the Commissioner of Banking, the Department of Banking and Insurance, PLIGA and the State Treasurer. Plaintiff's contend that their assessments are being used to retire debt of the Market Transition Fund ("MTF"). The plaintiffs argue that they were never members of the MTF, are not statutorily responsible for its losses, have not agreed to assume its losses and did not relinquish any right to repayment of loan assessments to PLIGA. Under the Fair Automobile Insurance Reform Act of 1990 ("FAIRA"), PLIGA is responsible for assessing and collecting from its member insurers the amounts necessary to make certain loans to the Auto Guaranty Fund (the "Auto Guaranty Fund"), a special nonlapsing fund created pursuant to FAIRA. Plaintiffs contend that assessments dating back to 1990 are in dispute and challenge the constitutionality of the assessments and legislation which allow the assessments and request declaratory relief and an order that the monies assessed since 1990 be returned as well as an accounting. The State intends to vigorously defend this action and has filed a motion to dismiss this case.

  C.F., et al. v. Fauver, et al. This case is brought as a purported class action consisting of prisoners with serious mental disorders who are confined within the facilities of the Department of Corrections (the "Class") against the Commissioner of the Department of Corrections and other officers of the Department of Corrections. The Class alleges cruel and unusual punishment, violation of the Americans with Disabilities Act of 1990, discrimination against members of the Class, sex discrimination and violation of due process. The suit was brought by the Class in the United States District Court of the District of New Jersey. Through this action, the Class seeks injunctive relief in the form of changes to the manner in which mental health services are provided to inmates. The Class also seeks changes in the disciplinary process to the extent that an inmate's mental health is taken into consideration by a hearing officer when adjudicating a disciplinary charge. Discovery has commenced and is continuing. The State intends to vigorously defend this action.

  Cleary v. Waldman. This case involves the spousal impoverishment provisions of the Medicare Catastrophic Coverage Act ("MCCA"). Under this provision, the spouse of an institutionalized husband or wife, is allowed to have sufficient funds to live in the community, called the monthly needs allowance.

  The State in determining a spouse's monthly needs allowance, uses a system called the "income first" rule. If a community spouse does not have sufficient funds to meet the monthly needs allowance, an institutionalized spouse is allowed to shift his or her income to the community spouse to make up the difference. If the institutionalized spouse's income is insufficient to meet the monthly needs allowance, then the institutionalized spouse is allowed to shift resources to the community spouse to generate income to make the difference.

  A class action was brought in federal court in which plaintiffs' argue that the income first rule is disallowed under the MCCA. Rather plaintiff's claim that the MCCA mandates the use of what is called the "resource-first" rule. Under this scheme, before income is shifted from the institutionalized spouse to the community spouse to meet the monthly needs allowance, resources must be shifted first and income generated from these resources used to meet the monthly needs allowance.

  Estimates of exposure if a court were to find that the MCCA only allows the "resource-first" rule has been estimated in the area of $50 million per year from both State and Federal sources combined.

  Plaintiff's filed for a preliminary injunction arguing that, under federal law, only the resource first rule was allowed under the MCCA. The State opposed the motion and the New Jersey Association of Health Care

Facilities and the New Jersey Association for Non-Profit Homes for the Aging moved for intervenor status, opposing the plaintiffs' motion. The court granted the motion of intervention and denied the motion for preliminary injunction, finding that plaintiffs were unlikely to prevail on the merits since New Jersey's methodology was at least a permissible application of the federal law.

  Subsequently, plaintiffs filed for class certification which was granted on March 25, 1996. On March 26, 1997, Plaintiffs have filed a Notice of Appeal to the Court of Appeals for the Third Circuit. The State intends to vigorously defend this action.

  United Hospitals, et al. v. State of New Jersey and William Waldman. This case represents a challenge by 18 New Jersey hospitals to Medicaid hospital reimbursement since February, 1995. The matter was filed in the Appellate Division of the Superior Court of New Jersey in January, 1997. The hospitals challenge all of the following: (i) whether the State complied with certain federal requirements for Medicaid reimbursement; (ii) whether the State's reimbursement regulations, N.J.A.C. 10:52-1 et. seq., are arbitrary, capricious and unreasonable; (iii) whether the Department of Human Services (DHS) incorrectly calculated the rates; (iv) whether DHS denied hospitals of a meaningful appeal process; (v) whether the 1996-1997 State Appropriations Act violates the New Jersey Constitution with respect to the provision for Medicaid reimbursement to hospitals; and (vi) whether DIIS violated the Medicaid State Plan, filed with the U.S. Department of Health and Human Services, in implementing hospital rates in 1995 and 1996. The State intends to vigorously defend this action.

  Trump Hotels & Casino Resorts, Inc. v. Mirage Resorts Incorporated, The State of New Jersey, et al. An action was filed in Federal District Court to enjoin and declare unlawful actions of the Mirage Resorts Incorporated ("Mirage"), the State of New Jersey, the New Jersey Department of Transportation, the South Jersey Transportation Authority, the Casino Reinvestment Development Authority ("CRDA"), the New Jersey Transportation Trust Fund Authority and certain officials of the aforesaid agencies and authorities in their efforts to revitalize Atlantic City through the design and construction of a highway and tunnel funded by Mirage, the New Jersey Transportation Trust Fund Authority and $55,000,000 in bonds to be issued by the South Jersey Transportation Authority and collateralized by future alternative investment obligations of casinos to be located in the marina district of Atlantic City. Plaintiffs claim that the highway and tunnel development funding violates a provision of the New Jersey State Constitution that requires the State to dedicate all State revenues derived from gambling to programs benefiting the elderly and the disabled pursuant to the New Jersey State Constitution, Article IV, Section 7, Paragraph
2. The plaintiffs further allege that (i) the failure to disclose the constitutional infirmities alleged in the financing for the highway and tunnel project will be material omissions within the meaning of Rule 10b-5 of the Securities and Exchange Act of 1934; (ii) the defendants have sought to avoid the federal requirements of the Clean Water Act, the Federal Highway Act, and the Clean Air Act; and (iii) the defendants have sought to avoid the requirement of the New Jersey Coastal Area Facility Review Act. The State has filed a motion to dismiss the federal action and filed a declaratory judgment action in Superior Court of New Jersey, Law Division -- Atlantic County, seeking a declaration that the alternative investment program established under N.J.S.A. 5:12-144.1 of the CRDA legislation and the use of parking fees and sales tax revenues under the CRDA legislation to fund eligible projects do not violate the New Jersey State Constitution.

  Three additional cases have been filed in opposition to the road and tunnel project which also contain similar challenges. The three matters, Bryant, et al.
v. New Jersey Department of Transportation, et al., Merolla and Brady v. The Casino Reinvestment Development Authority, et al., and Gallagher, et al. v. The Casino Reinvestment Development Authority, et al. are also being vigorously defended by the State.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital New Jersey Tax Free Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital New Jersey Tax Free Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital New Jersey Tax Free Income Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
February 7, 1997

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)    Description                                         Coupon   Maturity  Market Value
--------------------------------------------------------------------------------------------
         MUNICIPAL BONDS
         NEW JERSEY  85.4%
$ 400    Atlantic City, NJ Brd Edl Sch (AMBAC Insd)........   6.125%  12/01/11  $   422,280
  250    Camden Cnty, NJ Impt Auth Lease Rev Cnty Gtd (MBIA
          Insd)............................................   6.150   10/01/14      265,895
  150    Delaware River Port Auth PA & NJ (FGIC Insd)......   5.500   01/01/26      147,968
  500    Essex Cnty, NJ Impt Auth Lease Cnty Jail Proj A
          (MBIA Insd)......................................   5.600   12/01/16      500,190
  250    Essex Cnty, NJ Impt Auth Lease Jail & Youth House
          Proj (Prerefunded @ 12/01/04) (AMBAC Insd).......   6.600   12/01/07      285,997
  375    Essex Cnty, NJ Impt Auth Lease Jail & Youth House
          Proj Rfdg (AMBAC Insd)...........................   5.350   12/01/24      366,217
  370    Essex Cnty, NJ Ser A1 Rfdg (AMBAC Insd)...........   5.375   09/01/10      372,061
  500    Essex Cnty, NJ Util Auth Solid Waste Rev Ser A
          (FSA Insd).......................................   5.600   04/01/16      499,660
  250    Hudson Cnty, NJ Ctfs Partn Correctional Fac Rfdg
          (MBIA Insd)......................................   6.600   12/01/21      271,200
  250    Lacey Muni Util Auth NJ Wtr Rev (MBIA Insd).......   6.250   12/01/24      268,022
  250    Mercer Cnty, NJ Impt Auth Rev Cap Apprec..........       *   04/01/11      115,068
  250    Mercer Cnty, NJ Impt Auth Rev Ewing Brd Edl Lease
          Proj Rfdg (MBIA Insd)............................   5.000   11/15/16      236,578
  500    Millburn Twp, NJ Brd Edl..........................   5.350   07/15/12      503,295
1,000    New Jersey Bldg Auth St Bldg Rev..................   5.000   06/15/18      919,150
  500    New Jersey Econ Dev Auth Dist Heating & Cooling
          Rev Trigen Trenton Ser A.........................   6.200   12/01/10      509,805
  400    New Jersey Econ Dev Auth Holt Hauling & Warehsg
          Rev Ser G Rfdg...................................   8.400   12/15/15      419,116
  300    New Jersey Econ Dev Auth Mkt Transition Fac Rev Sr
          Lien Ser A (MBIA Insd)...........................   5.800   07/01/09      311,400
  200    New Jersey Econ Dev Auth Pollutn Ctl Rev (AMBAC
          Insd)............................................   7.100   07/01/15      240,654
  210    New Jersey Econ Dev Auth Pollutn Ctl Rev Pub Svcs
          Elec & Gas Co Proj A (MBIA Insd).................   6.400   05/01/32      223,556
  350    New Jersey Econ Dev Auth Rev RWJ Hlth Care Corp
          (FSA Insd).......................................   6.250   07/01/14      373,625
  300    New Jersey Econ Dev Auth Wtr Fac Rev Hackensack
          Wtr Co Proj B Rfdg (MBIA Insd)...................   5.900   03/01/24      304,530
  490    New Jersey Hlthcare Fac Fin Auth Rev Atlantic City
          Med Cent Ser C Rfdg..............................   6.800   07/01/11      527,999
  700    New Jersey Hlthcare Fac Fin Auth Rev Christ Hosp
          Group Issue (Connie Lee Insd)....................   7.000   07/01/04      791,336
  400    New Jersey Hlthcare Fac Fin Auth Rev Christ Hosp
          Group Issue (Connie Lee Insd)....................   7.000   07/01/06      461,716
  250    New Jersey Hlthcare Fac Fin Auth Rev Englewood
          Hosp & Med Cent..................................   6.700   07/01/15      258,040
  250    New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp
          Cent at Passaic (FSA Insd).......................   6.000   07/01/06      271,140
  250    New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp
          Cent at Passaic (FSA Insd).......................   6.750   07/01/19      278,952
  400    New Jersey Hlthcare Fac Fin Auth Rev Jersey Shore
          Med Cent (AMBAC Insd)............................   6.250   07/01/21      425,468

                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)    Description                                          Coupon   Maturity  Market Value
--------------------------------------------------------------------------------------------

         NEW JERSEY (CONTINUED)
$ 500    New Jersey Hlthcare Fac Fin Auth Rev Southern
          Ocean Cnty Hosp Ser A............................   6.125%  07/01/13  $   504,015
  400    New Jersey Sports & Exposition Auth Convention
          Cent Luxury Tax Rev Ser A Rfdg (MBIA Insd).......   6.250   07/01/20      425,172
  200    New Jersey St Edl Fac Auth Rev Caldwell College
          Ser A............................................   7.250   07/01/25      209,350
  250    New Jersey St Edl Fac Auth Rev Glassboro St
          College Ser A (MBIA Insd)........................   6.700   07/01/21      272,792
  300    New Jersey St Edl Fac Auth Rev Montclair St Univ
          Ser F (AMBAC Insd)...............................   5.400   07/01/25      293,805
  270    New Jersey St Hsg & Mtg Fin Agy Rev Home Buyer Ser
          K (MBIA Insd)....................................   6.375   10/01/26      277,644
  500    New Jersey St Hsg & Mtg Fin Agy Rev Home Buyer Ser
          O (MBIA Insd)....................................   6.300   10/01/23      513,695
  500    New Jersey St Hsg & Mtg Fin Agy Rev Home Buyer Ser
          S................................................   6.000   10/01/21      501,235
  280    New Jersey St Tpk Auth Tpk Rev Ser C Rfdg (MBIA
          Insd)............................................   6.500   01/01/16      316,851
  200    Port Auth NY & NJ Cons 95th Ser...................   6.125   07/15/22      208,136
  400    Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev Pub
          Svc Elec & Gas Co Proj C Rfdg (MBIA Insd)........   6.200   08/01/30      424,444
  300    Union City, NJ (FSA Insd).........................   6.375   11/01/10      334,281
                                                                                -----------
                                                                                 14,852,338
                                                                                -----------
         GUAM  1.5%
  250    Guam Govt Ser A...................................   5.750   09/01/04      251,593
                                                                                -----------
         PUERTO RICO  10.1%
  200    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser V
          Rfdg.............................................   6.625   07/01/12      215,794
  250    Puerto Rico Elec Pwr Auth Pwr Rev Ser T...........   6.375   07/01/24      264,030
  250    Puerto Rico Elec Pwr Auth Pwr Rev Ser U Rfdg......   6.000   07/01/14      252,613
  250    Puerto Rico Elec Pwr Auth Pwr Rev Ser Z Rfdg......   5.500   07/01/14      243,565
  470    Puerto Rico Hsg Bank & Fin Agy Single Family Mtg
          Rev (GNMA Collateralized)........................   6.250   04/01/29      479,207
  300    Puerto Rico Pub Bldgs Auth Gtd Pub Edl & Hlth Fac
          Ser M Rfdg (FSA Insd)............................   5.750   07/01/15      304,935
                                                                                -----------
                                                                                  1,760,144
                                                                                -----------
TOTAL LONG-TERM INVESTMENTS  97.0%
  (Cost $16,036,955) (a)......................................................   16,864,075
SHORT-TERM INVESTMENTS AT AMORTIZED COST  1.2%................................      200,000
OTHER ASSETS IN EXCESS OF LIABILITIES  1.8%...................................      321,494
                                                                                -----------
NET ASSETS  100.0%............................................................  $17,385,569
                                                                                ===========

* Zero coupon bond

(a) At December 31, 1996, for federal income tax purposes cost is $16,036,955; the aggregate gross unrealized appreciation is $842,289 and the aggregate gross unrealized depreciation is $15,169, resulting in net unrealized appreciation of $827,120.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $16,036,955)
  (Note 1)..................................................  $16,864,075
Short-Term Investments (Note 1).............................      200,000
Cash........................................................       44,548
Receivables:
  Interest..................................................      329,484
  Fund Shares Sold..........................................       10,056
Unamortized Organizational Expenses (Note 1)................       61,706
                                                              -----------
      Total Assets..........................................   17,509,869
                                                              -----------
LIABILITIES:
Payables:
  Distributor and Affiliates (Notes 2 and 5)................       39,963
  Income Distributions......................................       35,264
Accrued Expenses............................................       38,157
Deferred Compensation and Retirement Plans (Note 2).........       10,916
                                                              -----------
      Total Liabilities.....................................      124,300
                                                              -----------
NET ASSETS..................................................  $17,385,569
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Note 3)............................................  $16,805,528
Net Unrealized Appreciation on Securities...................      827,120
Accumulated Undistributed Net Investment Income.............        6,730
Accumulated Net Realized Loss on Securities.................     (253,809)
                                                              -----------
NET ASSETS..................................................  $17,385,569
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $7,641,719 and 514,981 shares of
      beneficial interest issued and outstanding)...........  $     14.84
    Maximum sales charge (4.75%* of offering price).........          .74
                                                              -----------
    Maximum offering price to public........................  $     15.58
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $9,031,918 and 609,192 shares of
      beneficial interest issued and outstanding)...........  $     14.83
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $711,932 and 48,008 shares of beneficial
      interest issued and outstanding)......................  $     14.83
                                                              ===========

 *On sales of $100,000 or more, the sales charge will be reduced.






                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 934,883
                                                              ---------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $17,494, $86,336 and $6,949, respectively)
  (Note 5)..................................................    110,779
Investment Advisory Fee (Note 2)............................     97,956
Custody.....................................................     52,117
Printing....................................................     29,280
Amortization of Organizational Expenses (Note 1)............     24,054
Audit.......................................................     20,130
Shareholder Services (Note 2)...............................     15,563
Legal (Note 2)..............................................     11,940
Trustees Fees and Expenses (Note 2).........................      6,416
Other.......................................................     13,557
                                                              ---------
    Total Expenses..........................................    381,792
    Less Fees Waived and Expenses Reimbursed ($97,956 and
      $152,228, respectively)...............................    250,184
                                                              ---------
    Net Expenses............................................    131,608
                                                              ---------
NET INVESTMENT INCOME.......................................  $ 803,275
                                                              =========
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Net Realized Gain on Investments............................  $   5,297
                                                              ---------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period...................................    982,282
  End of the Period:
    Investments.............................................    827,120
                                                              ---------
Net Unrealized Depreciation on Securities During the
  Period....................................................   (155,162)
                                                              ---------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES..............  $(149,865)
                                                              =========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 653,410
                                                              =========



                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1996 and 1995
--------------------------------------------------------------------------------

                                                      Year Ended          Year Ended
                                                   December 31, 1996   December 31, 1995
----------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................    $   803,275         $   600,707
Net Realized Gain/Loss on Securities..............          5,297            (171,585)
Net Unrealized Appreciation/Depreciation on
  Securities During the Period....................       (155,162)          1,207,816
                                                      -----------         -----------
Change in Net Assets from Operations..............        653,410           1,636,938
                                                      -----------         -----------
Distributions from Net Investment Income..........       (792,292)           (601,952)
Distributions in Excess of Net Investment Income
  (Note 1)........................................            -0-              (4,253)
                                                      -----------         -----------
Distributions from and in Excess of Net Investment
  Income*.........................................       (792,292)           (606,205)
                                                      -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................       (138,882)          1,030,733
                                                      -----------         -----------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold.........................      4,761,510           5,834,549
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................        379,068             296,757
Cost of Shares Repurchased........................     (2,142,401)         (2,307,583)
                                                      -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................      2,998,177           3,823,723
                                                      -----------         -----------
TOTAL INCREASE IN NET ASSETS......................      2,859,295           4,854,456
NET ASSETS:
Beginning of the Period...........................     14,526,274           9,671,818
                                                      -----------         -----------
End of the Period (Including accumulated
  undistributed net investment income of $6,730
  and $(4,253), respectively).....................    $17,385,569         $14,526,274
                                                      ===========         ===========

                                    Year Ended          Year Ended
    *Distributions by Class      December 31, 1996   December 31, 1995
----------------------------------------------------------------------
Distributions from and in Excess of
  Net Investment Income:
  Class A Shares................     $(368,826)          $(244,934)
  Class B Shares................      (392,001)           (345,970)
  Class C Shares................       (31,465)            (15,301)
                                     ---------           ---------
                                     $(792,292)          $(606,205)
                                     =========           =========



                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                    July 29, 1994
                                                                                    (Commencement
                                                                                    of Investment
                                               Year Ended          Year Ended      Operations) to
Class A Shares                          December 31, 1996   December 31, 1995   December 31, 1994
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...............................           $15.000             $13.754             $14.300
                                                   ------              ------              ------
  Net Investment Income................              .786                .792                .295
  Net Realized and Unrealized Gain/Loss
    on Securities......................             (.173)              1.253               (.551)
                                                   ------              ------              ------
Total from Investment Operations.......              .613               2.045               (.256)
Less Distributions from and in Excess
  of Net Investment Income (Note 1)....              .774                .799                .290
                                                   ------              ------              ------
Net Asset Value, End of the Period.....           $14.839             $15.000             $13.754
                                                   ------              ------              ------
Total Return* (a)......................             4.28%              15.26%              (1.81%)**
Net Assets at End of the Period (In
  millions)............................              $7.6                $5.8                $3.0
Ratio of Expenses to Average Net
  Assets*..............................              .38%                .27%                .17%
Ratio of Net Investment Income to
  Average Net Assets*..................             5.35%               5.43%               5.16%
Portfolio Turnover.....................               11%                 31%                 11%**
*If certain expenses had not been
  assumed by VKAC, Total Return would
  have been lower and the ratios would
  have been as follows:
Ratio of Expenses to Average Net
  Assets...............................             1.91%               2.53%               3.17%
Ratio of Net Investment Income to
  Average Net Assets...................             3.82%               3.17%               2.17%

**  Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                July 29, 1994
                                                                                (Commencement
                                                                                of Investment
                                       Year Ended           Year Ended         Operations) to
          Class B Shares            December 31, 1996    December 31, 1995    December 31, 1994
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..........................            $14.991              $13.738              $14.300
                                               ------               ------               ------
  Net Investment Income...........               .675                 .685                 .253
  Net Realized and Unrealized
    Gain/Loss on Securities.......              (.174)               1.260                (.563)
                                               ------               ------               ------
Total from Investment
  Operations......................               .501                1.945                (.310)
Less Distributions from and in
  Excess of Net Investment Income
  (Note 1)........................               .666                 .692                 .252
                                               ------               ------               ------
Net Asset Value, End of the
  Period..........................            $14.826              $14.991              $13.738
                                               ======               ======               ======
Total Return* (a).................              3.52%               14.43%               (2.16%)**
Net Assets at End of the Period
  (In millions)...................               $9.0                 $8.2                 $6.5
Ratio of Expenses to Average Net
  Assets*.........................              1.13%                1.01%                 .93%
Ratio of Net Investment Income to
  Average Net Assets*.............              4.60%                4.73%                4.38%
Portfolio Turnover................                11%                  31%                11%**
*If certain expenses had not been
  assumed by VKAC, Total Return
  would have been lower and the
  ratios would have been as
  follows:
Ratio of Expenses to Average Net
  Assets..........................              2.66%                3.23%                3.89%
Ratio of Net Investment Income to
  Average Net Assets..............              3.07%                2.51%                1.41%

**  Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                               July 29, 1994
                                                                               (Commencement
                                                                               of Investment
                                        Year Ended          Year Ended        Operations) to
           Class C Shares            December 31, 1996   December 31, 1995   December 31, 1994
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period............................           $15.000             $13.753             $14.300
                                                ------              ------              ------
  Net Investment Income.............              .673                .706                .240
  Net Realized and Unrealized
    Gain/Loss on Securities.........             (.178)              1.233               (.535)
                                                ------              ------              ------
Total from Investment Operations....              .495               1.939               (.295)
Less Distributions from and in
  Excess of Net Investment Income
  (Note 1)..........................              .666                .692                .252
                                                ------              ------              ------
Net Asset Value, End of the
  Period............................           $14.829             $15.000             $13.753
                                                ======              ======              ======
Total Return* (a)...................             3.45%              14.42%              (2.09%)**
Net Assets at End of the Period (In
  millions).........................               $.7                 $.5                 $.2
Ratio of Expenses to Average Net
  Assets*...........................             1.13%               1.00%                .91%
Ratio of Net Investment Income to
  Average Net Assets*...............             4.58%               4.73%               4.39%
Portfolio Turnover..................               11%                 31%                 11%**
*If certain expenses had not been
 assumed by VKAC, Total Return would
 have been lower and the ratios
 would have been as follows:
Ratio of Expenses to Average Net
  Assets............................             2.66%               3.23%               3.85%
Ratio of Net Investment Income to
  Average Net Assets................             3.05%               2.50%               1.46%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital New Jersey Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen American Capital Tax Free Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax and New Jersey gross income tax, consistent with preservation of capital. The Fund commenced investment operations on July 29, 1994.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. As of December 31, 1996, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                               December 31, 1996
--------------------------------------------------------------------------------

D. ORGANIZATIONAL EXPENSES--The Fund will reimburse Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $120,000. These costs are being amortized on a straight line basis over the 60 month period ending July 28, 1999. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $245,890 which will expire on December 31, 2003. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October 31 losses which may not be recognized for tax purposes until the first day of the following year.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

    For the year ended December 31, 1996, 100% of the income distributions made by the Fund were exempt from federal income taxes.

                               December 31, 1996
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                          % PER ANNUM
-----------------------------------------------------------------------
First $500 million......................................     .600 of 1%
Over $500 million.......................................     .500 of 1%

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended December 31, 1996, the Fund recognized expenses of approximately $7,300 representing VKAC's cost of providing cash management and legal services to the Fund. All of this cost has been assumed by VKAC.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1996, the Fund recognized expenses of approximately $5,800, representing ACCESS's cost of providing transfer agency and shareholder services plus a profit. All of this expense has been assumed by VKAC.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

    At December 31, 1996, VKAC owned 100 shares each of Classes A, B and C.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                               December 31, 1996
--------------------------------------------------------------------------------

    At December 31, 1996, capital aggregated $7,411,377, $8,695,663 and $698,488 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                   SHARES        VALUE
-------------------------------------------------------------------------
Sales:
  Class A.......................................   150,230    $ 2,207,610
  Class B.......................................   151,165      2,223,721
  Class C.......................................    22,132        330,179
                                                  ---------   ------------
Total Sales.....................................   323,527    $ 4,761,510
                                                  =========   ============
Dividend Reinvestment:
  Class A.......................................    11,166    $   163,918
  Class B.......................................    12,797        187,745
  Class C.......................................     1,867         27,405
                                                  ---------   ------------
Total Dividend Reinvestment.....................    25,830    $   379,068
                                                  =========   ============
Repurchases:
  Class A.......................................   (35,980)   $  (526,087)
  Class B.......................................  (102,981)    (1,513,345)
  Class C.......................................    (6,957)      (102,969)
                                                  ---------   ------------
Total Repurchases...............................  (145,918)   $(2,142,401)
                                                  =========   ============

                               December 31, 1996
--------------------------------------------------------------------------------

    At December 31, 1995, capital aggregated $5,565,936, $7,797,542 and $443,873 for Classes A, B and C, respectively. For the year ended December 31, 1995, transactions were as follows:

                                                   SHARES             VALUE
---------------------------------------------------------------------------
Sales:
  Class A....................................     207,068       $ 2,985,783
  Class B....................................     184,393         2,661,480
  Class C....................................      12,868           187,286
                                                 ---------      ------------
Total Sales..................................     404,329       $ 5,834,549
                                                 =========      ============
Dividend Reinvestment:
  Class A....................................       8,428       $   122,246
  Class B....................................      11,009           159,264
  Class C....................................       1,049            15,247
                                                 ---------      ------------
Total Dividend Reinvestment..................      20,486       $   296,757
                                                 =========      ============
Repurchases:
  Class A....................................     (41,615)      $  (605,336)
  Class B....................................    (117,446)       (1,691,133)
  Class C....................................        (755)          (11,114)
                                                 ---------      ------------
Total Repurchases............................    (159,816)      $(2,307,583)
                                                 =========      ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                     CONTINGENT DEFERRED
                                                        SALES CHARGE
YEAR OF REDEMPTION                                  CLASS B        CLASS C
--------------------------------------------------------------------------
First............................................    4.00%           1.00%
Second...........................................    3.75%            None
Third............................................    3.50%            None
Fourth...........................................    2.50%            None
Fifth............................................    1.50%            None
Sixth............................................    1.00%            None
Seventh and Thereafter...........................     None            None

                               December 31, 1996
--------------------------------------------------------------------------------

     For the year ended December 31, 1996, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $6,800 and CDSC on redeemed shares of approximately $26,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $4,619,339 and $1,789,041, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1996, are payments to VKAC of approximately $59,400.

                                                                      APPENDIX D

               VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME FUND

                              FINANCIAL STATEMENTS

                           June 30, 1997 (Unaudited)

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity    Market Value
---------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  97.1%
          ALABAMA  1.5%
$ 2,100   Alabama St Indl Dev Auth Rev UNR-ROHN Inc
          Expansion Proj.................................   7.500%  09/15/11   $    2,125,914
  3,000   Alabama Wtr Pollutn Ctl Auth Revolving Fund Ln
          Ser A (AMBAC Insd) (b).........................   6.750   08/15/17        3,307,860
    875   Bessemer, AL Indl Dev Brd ROHN Inc Proj........   9.000   09/15/01          933,258
  1,750   Bessemer, AL Indl Dev Brd ROHN Inc Proj........   9.500   09/15/11        2,092,317
  1,000   Mobile, AL Indl Dev Brd Solid Waste Disp Rev
          Mobile Energy Svcs Co Proj Rfdg................   6.950   01/01/20        1,071,940
  5,150   West Jefferson Cnty, AL Amusement & Pub Pk
          Auth...........................................   8.000   12/01/26        5,181,981
                                                                               --------------
                                                                                   14,713,270
                                                                               --------------
          ALASKA  0.4%
  2,500   Alaska Energy Auth Pwr Rev Bradley Lake Proj
          Ser 1 (BIGI Insd)..............................   6.250   07/01/21        2,585,075
  1,000   Valdez, AK Marine Term Rev Sohio Pipeline
          Rfdg...........................................   7.125   12/01/25        1,110,560
                                                                               --------------
                                                                                    3,695,635
                                                                               --------------
          ARIZONA  2.2%
  1,000   Maricopa Cnty, AZ Indl Dev Auth Indl Dev Rev
          Borden Inc Proj................................   5.040   10/01/12          999,190
  1,000   Maricopa Cnty, AZ Indl Dev Auth Multi-Family
          Hsg Rev Rfdg...................................   6.500   07/01/09        1,041,440
    665   Pima Cnty, AZ Indl Dev Auth Single Family Mtg
          Rev (GNMA Collateralized)......................   6.625   11/01/14          694,041
  5,220   Pinal Cnty, AZ Sch Dist No 8 Mammoth Ser A.....   9.500   07/01/10        6,229,339
    500   Scottsdale, AZ Indl Dev Auth Rev First Mtg
          Westminster Vlg Ser A Rfdg.....................   8.250   06/01/15          546,810
  1,875   Scottsdale, AZ Indl Dev Hosp Scottsdale Mem
          Hosp Ser A Rfdg (AMBAC Insd)...................   6.000   09/01/12        1,970,812
  1,750   Scottsdale, AZ Indl Dev Hosp Scottsdale Mem
          Hosp Ser A Rfdg (AMBAC Insd)...................   6.125   09/01/17        1,841,980
  7,000   Tucson, AZ Arpt Auth Inc Spl Fac Rev Lockheed
          Aermod Cent Inc................................   8.700   09/01/19        7,874,160
                                                                               --------------
                                                                                   21,197,772
                                                                               --------------
          ARKANSAS  0.7%
  5,355   Dogwood Addition PRD Muni Ppty Owners
          Multi-Purp Impt Dist No 8 AR Impt Ser A........   7.500   01/31/06        5,140,800
  5,470   Dogwood Addition PRD Muni Ppty Owners
          Multi-Purp Impt Dist No 8 AR Impt Ser B........   7.500   01/31/06        1,641,000
                                                                               --------------
                                                                                    6,781,800
                                                                               --------------
          CALIFORNIA  5.7%
  5,230   California Edl Fac Auth Rev College of
          Osteopathic Med Pacific (Prerefunded @
          06/01/03)......................................   7.500   06/01/18        5,864,085
  2,880   California Edl Fac Auth Rev Univ of La Verne...   6.300   04/01/09        2,987,683

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity    Market Value
---------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 2,000   Compton, CA Ctfs Partn Ser B (b)...............   7.500%  08/01/15   $    2,120,120
  4,285   Delano, CA Ctfs Partn Ser A....................   9.250   01/01/22        4,986,712
  2,660   Escondido, CA Jt Pwrs Fin Auth Lease Rev (AMBAC
          Insd)..........................................       *   09/01/10        1,270,070
  5,875   Escondido, CA Jt Pwrs Fin Auth Lease Rev (AMBAC
          Insd)..........................................       *   09/01/11        2,614,551
  3,890   Escondido, CA Jt Pwrs Fin Auth Lease Rev (AMBAC
          Insd)..........................................       *   09/01/13        1,503,913
  5,430   Escondido, CA Jt Pwrs Fin Auth Lease Rev (AMBAC
          Insd)..........................................       *   09/01/14        1,953,823
  3,500   Escondido, CA Union High Sch Dist Cap Apprec
          (MBIA Insd)....................................       *   11/01/19        1,001,770
  5,000   Escondido, CA Union High Sch Dist Cap Apprec
          (MBIA Insd)....................................       *   11/01/20        1,328,800
    935   Fairfield, CA Hsg Auth Mtg Rev Creekside
          Estates Proj Rfdg..............................   7.875   02/01/15          963,723
  2,800   Los Angeles Cnty, CA Ctfs Partn................   6.100   11/01/01        2,939,664
  8,075   Los Angeles, CA Elec Plant Rev Rfdg (MBIA
          Insd)..........................................   4.750   11/15/19        7,143,952
  3,065   Los Angeles, CA Wastewater Sys Rev Ser A (FGIC
          Insd)..........................................   5.000   02/01/13        2,979,211
  1,000   Madera Cnty, CA Ctfs Partn Vly Children's Hosp
          (MBIA Insd)....................................   6.125   03/15/23        1,043,750
  2,825   Midpeninsula Regl Dist CA Fin Auth Rev (AMBAC
          Insd)..........................................       *   09/01/15        1,033,809
  1,155   Midpeninsula Regl Open Space CA (AMBAC Insd)...       *   09/01/19          330,099
  1,265   Midpeninsula Regl Open Space CA (AMBAC Insd)...       *   09/01/22          298,527
  1,380   Midpeninsula Regl Open Space CA (AMBAC Insd)...       *   09/01/25          272,826
    900   Monterey, CA Regl Wastewater Fin Auth
          Wastewater Contract Rev (FSA Insd).............       *   06/01/10          448,182
    800   Monterey, CA Regl Wastewater Fin Auth
          Wastewater Contract Rev (FSA Insd).............       *   06/01/11          374,904
    700   Monterey, CA Regl Wastewater Fin Auth
          Wastewater Contract Rev (FSA Insd).............       *   06/01/12          308,413
    700   Monterey, CA Regl Wastewater Fin Auth
          Wastewater Contract Rev (FSA Insd).............       *   06/01/13          289,674
    700   Monterey, CA Regl Wastewater Fin Auth
          Wastewater Contract Rev (FSA Insd).............       *   06/01/14          272,258
    500   Norco, CA Swr & Wtr Rev Rfdg...................   7.200   10/01/19          538,100
  3,200   Orange Cnty, CA Cmnty Fac Dist Spl Tax No 88-1
          Aliso Viejo Ser A (Prerefunded @ 08/15/02).....   7.350   08/15/18        3,698,304
  4,000   Riverside Cnty, CA Air Force Vlg West Inc Ser A
          Rfdg...........................................   8.125   06/15/20        4,305,360
  2,000   Santa Ana, CA Cmnty Redev Agy Tax Ser B Rfdg...   7.500   09/01/16        2,046,120
                                                                               --------------
                                                                                   54,918,403
                                                                               --------------
          COLORADO  5.7%
  2,840   Adams Cnty, CO Single Family Mtg Rev Ser A.....   8.875   08/01/10        3,784,499
  3,985   Adams Cnty, CO Single Family Mtg Rev Ser A
          (b)............................................   8.875   08/01/12        5,433,946
 10,500   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser C...............................       *   08/31/26        1,378,755


                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity    Market Value
---------------------------------------------------------------------------------------------
          COLORADO (CONTINUED)
$   925   Arapahoe Cnty, CO Single Family Mtg Rev Ser A
          (GNMA Collateralized)..........................   8.375%  08/01/19   $      959,290
    500   Berry Creek Metro Dist CO Rfdg & Impt..........   8.250   12/01/11          550,900
    500   Boulder Cnty, CO Indl Dev Rev Boulder Med Cent
          Proj...........................................   8.875   01/01/17          513,805
  1,000   Bowles Metro Dist CO...........................   7.750   12/01/15        1,033,530
  1,500   Colorado Hlth Fac Auth Rev PLS Hlth Sys Proj
          Ser A (Prerefunded @ 02/15/01) (FSA Insd)......   6.250   02/15/21        1,618,890
  2,000   Denver, CO City & Cnty Arpt Rev Ser A..........   7.000   11/15/99        2,104,840
  8,550   Denver, CO City & Cnty Arpt Rev Ser A (b)......   8.500   11/15/23        9,688,518
  5,000   Denver, CO City & Cnty Arpt Rev Ser A..........   8.000   11/15/25        5,550,550
  2,200   Denver, CO City & Cnty Spl Fac Arpt Rev United
          Airls Proj Ser A...............................   6.875   10/01/32        2,316,600
  1,000   Edgewater, CO Redev Auth Tax Increment Rev.....   6.750   12/01/08        1,078,060
  1,320   El Paso Cnty, CO Sch Dist No 003 Widefield Ser
          A (MBIA Insd)..................................       *   12/15/14          492,571
  1,420   El Paso Cnty, CO Sch Dist No 003 Widefield Ser
          A (MBIA Insd)..................................       *   12/15/15          495,977
  1,420   El Paso Cnty, CO Sch Dist No 003 Widefield Ser
          A (MBIA Insd)..................................       *   12/15/16          466,371
  1,330   El Paso Cnty, CO Sch Dist No 003 Widefield Ser
          A (MBIA Insd)..................................       *   12/15/18          383,053
  3,690   Jefferson Cnty, CO Residential Mtg Rev.........  11.500   09/01/12        6,034,958
  5,000   Meridian Metro Dist CO Rfdg....................   7.500   12/01/11        5,495,250
  5,000   University of CO Hosp Auth Hosp Rev Ser A
          (AMBAC Insd)...................................   6.400   11/15/22        5,376,950
                                                                               --------------
                                                                                   54,757,313
                                                                               --------------
          CONNECTICUT  1.2%
  5,005   Connecticut St Hlth & Edl Fac Auth Rev Nursing
          Home Pgm AHF/Hartford (b)......................   7.125   11/01/14        5,636,631
  1,000   Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A..........................................   6.500   09/01/06        1,076,760
  5,000   Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A..........................................   6.400   09/01/11        5,249,900
                                                                               --------------
                                                                                   11,963,291
                                                                               --------------
          DISTRICT OF COLUMBIA  0.3%
  2,500   District of Columbia Rev Natl Pub Radio Ser
          A..............................................   7.700   01/01/23        2,669,825
                                                                               --------------
          FLORIDA  6.1%
    500   Atlantic Beach, FL Rev Fleet Landing Proj Ser A
          Rfdg & Impt....................................   7.500   10/01/02          525,045
    500   Atlantic Beach, FL Rev Fleet Landing Proj Ser A
          Rfdg & Impt....................................   7.875   10/01/08          558,700
  2,000   Brevard Cnty, FL Sch Brd Ctfs Ser B (AMBAC
          Insd)..........................................   5.500   07/01/21        1,972,460


                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity    Market Value
---------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$ 1,635   Broward Cnty, FL Res Recovery Rev Waste Energy
          North Proj.....................................   7.950%  12/01/08   $    1,782,935
  2,140   Broward Cnty, FL Res Recovery Rev Waste Energy
          South Proj.....................................   7.950   12/01/08        2,331,573
 24,000   Dade Cnty, FL Gtd Entitlement Rev Cap Apprec
          Ser A Rfdg (MBIA Insd).........................       *   02/01/18        7,348,560
 14,465   Dade Cnty, FL Spl Oblig Cap Apprec Ser B Rfdg
          (AMBAC Insd)...................................       *   10/01/21        3,492,863
    560   Florida St Brd Edl Cap Outlay Pub Edl Ser A
          Rfdg...........................................   7.250   06/01/23          607,880
    590   Florida St Brd Edl Cap Outlay Pub Edl Ser A
          Rfdg (Prerefunded @ 06/01/00)..................   7.250   06/01/23          648,782
  9,500   Florida St Muni Pwr Agy Rev (AMBAC Insd) (a)...   4.500   10/01/27        7,953,970
  2,255   Greater Orlando Aviation Auth Orlando FL Arpt
          Fac Rev........................................   8.375   10/01/16        2,398,531
  2,875   Martin Cnty, FL Indl Dev Auth Indl Dev Rev
          Indiantown Cogeneration Proj A Rfdg............   7.875   12/15/25        3,285,866
  1,500   Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Twr...........................   8.750   07/01/26        1,601,430
  1,000   Orange Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist Hlth Sys (AMBAC Insd)................   5.250   11/15/20          950,250
  1,000   Orange Cnty, FL Tourist Dev Tax Rev (AMBAC
          Insd)..........................................   6.000   10/01/16        1,027,930
  5,300   Palm Bay, FL Util Rev Palm Bay Util Corp Proj
          Rfdg (MBIA Insd)...............................   5.000   10/01/22        4,862,432
  5,000   Saint John's River Wtr Mgmt Dist FL Land
          Acquisition Rev Rfdg (FSA Insd)................   5.125   07/01/16        4,794,900
  4,185   Sarasota Cnty, FL Hlth Fac Auth Rev Hlthcare
          Kobernick/Meadow Pk (Prerefunded @ 07/01/02)...  10.000   07/01/22        5,181,239
  5,000   Sarasota Cnty, FL Public Hosp Brd Miles
          Sarasota Mem Hosp Proj Ser A (Var Rate Cpn)....      (d)  10/01/21        4,993,750
  1,000   Tampa Palms, FL Open Space & Tran Cmnty Dev
          Dist Rev Cap Impt Area 7 Proj..................   7.500   05/01/18        1,003,980
  1,000   Tampa Palms, FL Open Space & Tran Cmnty Dev
          Dist Rev Cap Impt Area 7 Proj..................   8.500   05/01/17        1,068,720
    670   Tampa, FL Cap Impt Pgm Rev Ser A...............   8.250   10/01/18          702,080
                                                                               --------------
                                                                                   59,093,876
                                                                               --------------
          GEORGIA  0.8%
  3,000   Atlanta, GA Arpt Fac Rev.......................   6.250   01/01/21        3,104,880
  1,250   Georgia Muni Elec Auth Pwr Rev Ser
          (Crossover Refunding @ 01/01/98)...............   8.125   01/01/17        1,299,438
  1,750   Georgia Muni Elec Auth Pwr Rev Ser Q...........   8.375   01/01/16        1,820,560
  1,500   Georgia Muni Elec Auth Pwr Rev Ser X (MBIA
          Insd)..........................................   6.500   01/01/20        1,703,865
                                                                               --------------
                                                                                    7,928,743
                                                                               --------------


                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity    Market Value
---------------------------------------------------------------------------------------------
          HAWAII  2.7%
$ 4,055   Hawaii St Arpts Sys Rev Ser 1993 (MBIA Insd)...   6.350%  07/01/07   $    4,457,175
 14,100   Hawaii St Dept Budget & Fin Spl Purp Rev
          Hawaiian Elec Co (MBIA Insd)...................   6.550   12/01/22       15,142,836
  2,350   Hawaii St Dept Tran Spl Fac Rev Continental
          Airls Inc......................................   9.700   06/01/20        2,655,171
  1,475   Hawaii St Harbor Cap Impt Rev (FGIC Insd)......   6.350   07/01/07        1,621,290
  1,560   Hawaii St Harbor Cap Impt Rev (FGIC Insd)......   6.400   07/01/08        1,711,882
    500   Hawaii St Harbor Cap Impt Rev (MBIA Insd)......   7.000   07/01/17          537,420
                                                                               --------------
                                                                                   26,125,774
                                                                               --------------
          ILLINOIS  10.0%
  4,425   Bedford Park, IL Tax Increment Rev Sr Lien
          Bedford City Sq Proj...........................   9.250   02/01/12        5,013,392
  1,350   Bridgeview, IL Tax Increment Rev Rfdg..........   9.000   01/01/11        1,513,917
  6,790   Broadview, IL Tax Increment Rev Sr Lien........   8.250   07/01/13        7,451,482
  1,000   Chicago, IL Gas Supply Rev Ser A...............   8.100   05/01/20        1,098,870
  1,000   Chicago, IL Metro Wtr Reclamation Dist Gtr
          Chicago........................................   7.000   01/01/11        1,169,350
  4,000   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
          Airls Inc......................................   8.500   05/01/18        4,395,680
  4,865   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
          Airls Inc Ser B................................   8.950   05/01/18        5,515,110
  2,000   Chicago, IL Single Family Mtg Rev Ser A (GNMA
          Collateralized)................................   7.000   09/01/27        2,191,020
    500   Chicago, IL Tax Increment Alloc San Drain &
          Ship Canal Ser A...............................   7.375   01/01/05          505,580
  1,000   Chicago, IL Tax Increment Alloc San Drain &
          Ship Canal Ser A...............................   7.750   01/01/14        1,015,960
  1,000   Cook Cnty, IL Cmnty College Dist No 508 Chicago
          Ctfs Partn (FGIC Insd).........................   8.750   01/01/07        1,274,800
  1,000   Crestwood, IL Tax Increment Rev Rfdg...........   7.250   12/01/08        1,036,330
    870   Hanover Park, IL Rev First Mtg Winsdor Park
          Manor Proj (Prerefunded @ 12/01/97)............   9.250   12/01/07          926,280
  1,200   Hodgkins, IL Tax Increment.....................   9.500   12/01/09        1,400,268
  3,400   Hodgkins, IL Tax Increment (Prerefunded @
          12/01/01)......................................   9.500   12/01/09        4,137,630
  1,500   Hodgkins, IL Tax Increment Rev Ser A Rfdg......   7.625   12/01/13        1,565,250
  1,500   Huntley, IL Increment Alloc Rev Huntley Redev
          Proj Ser A.....................................   8.500   12/01/15        1,569,885
  1,000   Illinois Dev Fin Auth Elderly Hsg Rev
          Libertyville Towers Ser A......................   6.500   09/01/09        1,039,660
    650   Illinois Dev Fin Auth Rev Cmnty Fac Clinic
          Altgeld Proj...................................   8.000   11/15/06          657,755
  1,000   Illinois Edl Fac Auth Rev Lake Forest College
          (FSA Insd).....................................   6.750   10/01/21        1,088,240
  2,575   Illinois Edl Fac Auth Rev Lewis University
          Rfdg...........................................   6.000   10/01/24        2,549,147
  1,000   Illinois Edl Fac Auth Rev Northwestern Univ Ser
          1985 (Prerefunded @ 12/01/01)..................   6.900   12/01/21        1,116,080


                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity    Market Value
---------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 1,000   Illinois Edl Fac Auth Rev Peace Mem Ministries
          Proj...........................................   7.500%  08/15/26   $    1,018,060
  4,100   Illinois Hlth Fac Auth Rev Fairview Oblig Group
          Proj A (Prerefunded @ 10/01/02)................   9.500   10/01/22        5,083,385
  2,000   Illinois Hlth Fac Auth Rev Fairview Oblig Group
          Proj B (Prerefunded @ 10/01/02)................   9.000   10/01/22        2,434,100
  2,500   Illinois Hlth Fac Auth Rev Fairview Oblig Group
          Ser A Rfdg.....................................   7.400   08/15/23        2,637,450
    525   Illinois Hlth Fac Auth Rev Glenoaks Med Cent
          Ser D..........................................   9.500   11/15/15          618,235
    425   Illinois Hlth Fac Auth Rev Glenoaks Med Cent
          Ser D (Prerefunded @ 11/15/00).................   9.500   11/15/15          500,255
  1,000   Illinois Hlth Fac Auth Rev IL Masonic Med Cent
          Ser B (Prerefunded @ 10/01/99).................   7.700   10/01/19        1,093,400
  1,000   Illinois Hlth Fac Auth Rev Mem Hosp............   7.250   05/01/22        1,060,480
  1,000   Illinois Hlth Fac Auth Rev Northwestern Mem
          Hosp...........................................   6.750   08/15/11        1,068,560
  2,600   Illinois Hlth Fac Auth Rev United Med Cent
          (Prerefunded @ 07/01/03).......................   8.375   07/01/12        3,094,884
  5,900   Illinois Hsg Dev Auth Residential Mtg Rev
          (Inverse Fltg).................................   9.595   02/13/18        6,379,375
  2,000   Illinois St....................................   5.375   02/01/22        1,938,900
  1,250   Mill Creek Wtr Reclamation Dist IL Swr Rev.....   8.000   03/01/10        1,306,700
    750   Mill Creek Wtr Reclamation Dist IL Wtrwrks
          Rev............................................   8.000   03/01/10          784,020
  1,000   Palatine, IL Tax Increment Rev Rand Dundee Cent
          Proj...........................................   7.750   01/01/17        1,004,520
  2,800   Regional Tran Auth IL Ser A (AMBAC Insd).......   8.000   06/01/17        3,667,132
  7,500   Robbins, IL Res Recovery Rev...................   8.375   10/15/16        7,794,450
  3,000   Robbins, IL Res Recovery Rev Recreation Robbins
          Res Partn Ser B................................   8.375   10/15/16        3,117,780
    820   Round Lake Beach, IL Tax Increment Rev Rfdg....   7.200   12/01/04          872,824
    500   Round Lake Beach, IL Tax Increment Rev Rfdg....   7.500   12/01/13          528,705
  1,620   Saint Charles, IL Indl Dev Rev Tri-City Cent
          Proj...........................................   7.500   11/01/13        1,668,843
  1,240   Southern IL Univ Rev Hsg & Aux Fac Sys Ser A
          (MBIA Insd)....................................   5.800   04/01/10        1,282,780
                                                                               --------------
                                                                                   97,186,524
                                                                               --------------
          INDIANA  1.3%
  1,000   East Chicago, IN Exempt Fac Inland Steel Co
          Proj No 14.....................................   6.700   11/01/12        1,018,630
  2,750   Elkhart Cnty, IN Hosp Auth Rev Elkhart Genl
          Hosp Inc.......................................   7.000   07/01/12        2,999,865
  1,650   Indiana Bond Bank Spl Pgm Hendricks Redev Ser
          B..............................................   6.125   02/01/17        1,695,392
  3,125   Indiana Bond Bank Spl Pgm Hendricks Redev Ser
          B..............................................   6.200   02/01/23        3,211,937
    550   Indianapolis, IN Loc Pub Impt Bond Bank Ser
          D..............................................   6.750   02/01/14          631,631
    450   Indianapolis, IN Loc Pub Impt Bond Bank Ser
          D..............................................   6.500   02/01/22          454,230


                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity    Market Value
---------------------------------------------------------------------------------------------
          INDIANA (CONTINUED)
$ 1,000   Marion Cnty, IN Hosp Auth Hosp Fac Rev.........   6.500%  09/01/13   $    1,080,370
  1,500   Wells Cnty, IN Hosp Auth Rev Caylor-Nickel Med
          Cent Inc Rfdg..................................   8.500   04/15/03        1,685,175
                                                                               --------------
                                                                                   12,777,230
                                                                               --------------
          IOWA  1.0%
  2,045   Iowa Fin Auth Hosp Fac Rev Trinity Regl Hosp
          Proj (FSA Insd)................................   6.000   07/01/07        2,201,095
  2,500   Iowa Fin Auth Hosp Fac Rev Trinity Regl Hosp
          Proj (FSA Insd)................................   5.750   07/01/17        2,511,825
  2,000   Iowa Fin Auth Multi-Family Rev Hsg Hamlet Apts
          Proj A Rfdg (GNMA Collateralized)..............   6.150   05/01/32        2,035,140
  2,855   Muscatine, IA Elec Rev Rfdg....................   5.000   01/01/08        2,803,581
                                                                               --------------
                                                                                    9,551,641
                                                                               --------------
          KANSAS  0.1%
  1,000   Newton, KS Hosp Rev Newton Hlthcare Corp Ser
          A..............................................   7.750   11/15/24        1,088,130
                                                                               --------------
          KENTUCKY  2.2%
  1,000   Bowling Green, KY Indl Dev Rev Coltec Inds Inc
          Rfdg...........................................   6.550   03/01/09        1,027,210
 10,950   Jefferson Cnty, KY Cap Projs Corp Rev Muni
          Multi-Lease Ser A..............................       *   08/15/14        3,410,158
  4,000   Jefferson Cnty, KY Hosp Rev Alliant Hlth Sys
          Proj (Inverse Fltg) (MBIA Insd)................   8.496   10/09/08        4,610,000
  1,250   Kentucky Econ Dev Fin Auth Med Cent Rev Ashland
          Hosp Corp Ser A Rfdg & Impt (FSA Insd).........   6.125   02/01/12        1,315,650
  1,605   Kentucky Hsg Corp Hsg Rev Ser D (FHA/VA Gtd)...   7.450   01/01/23        1,694,447
  8,000   Kentucky St Tpk Auth Res Recovery Rd Rev Ser
          A..............................................   5.000   07/01/08        7,923,280
  1,000   Kentucky St Tpk Auth Toll Rd Rev Ser A.........   5.500   07/01/07        1,003,560
                                                                               --------------
                                                                                   20,984,305
                                                                               --------------
          LOUISIANA  1.1%
    500   Hodge, LA Util Rev Stone Container Corp Ser
          1990...........................................   9.000   03/01/10          533,590
  1,990   Lafayette, LA Econ Dev Auth Indl Dev Rev
          Advanced Polymer Proj Ser 1985.................  10.000   11/15/04        2,554,842
  1,000   Lake Charles, LA Harbor & Terminal Dist Port
          Fac Rev Trunkline Rfdg.........................   7.750   08/15/22        1,138,010
    445   Louisiana Pub Fac Auth Rev Indl Dev Beverly
          Enterprises Inc Rfdg...........................   8.250   09/01/08          490,078
 10,000   Orleans Parish, LA Sch Brd Rfdg (FGIC Insd)....       *   02/01/15        3,646,200
    900   Port New Orleans, LA Indl Dev Rev Avondale Inds
          Inc Proj Rfdg..................................   8.250   06/01/04          977,247
  1,400   West Feliciana Parish, LA Pollutn Ctl Rev Gulf
          States Util Co Proj Ser A......................   7.500   05/01/15        1,520,274
                                                                               --------------
                                                                                   10,860,241
                                                                               --------------


                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity    Market Value
---------------------------------------------------------------------------------------------
          MARYLAND  0.2%
$ 1,500   Baltimore Cnty, MD Pollutn Ctl Rev Bethlehem
          Steel Corp Proj Ser A Rfdg.....................   7.550%  06/01/17   $    1,604,595
                                                                               --------------
          MASSACHUSETTS  2.0%
  1,000   Boston, MA Rev Boston City Hosp Ser A (FHA Gtd)
          (Prerefunded @ 08/15/00).......................   7.625   02/15/21        1,113,540
  1,455   Massachusetts Edl Ln Auth Rev Issue E Ser A
          (AMBAC Insd)...................................   7.000   01/01/10        1,513,913
  4,200   Massachusetts St Hlth & Edl Fac Auth Rev New
          England Med Cent Hosp Ser G (Embedded Swap)
          (MBIA Insd)....................................   3.100   07/01/13        3,794,826
  1,000   Massachusetts St Hsg Fin Agy Multi-Family
          Residential Hsg Ser A..........................   8.750   08/01/08        1,034,540
  1,500   Massachusetts St Indl Fin Agy Hillcrest Edl
          Cent Inc Proj..................................   8.450   07/01/18        1,555,680
  5,000   Massachusetts St Indl Fin Agy Rev First Mtg
          Reeds Landing Proj.............................   8.625   10/01/23        5,507,250
    980   Massachusetts St Indl Fin Agy Rev Gtr Lynn
          Mental Hlth Assoc Proj.........................   8.800   06/01/14        1,092,230
  1,000   Massachusetts St Indl Fin Agy Rev Wtr Treatment
          American Hingham...............................   6.600   12/01/15        1,034,020
  2,000   Plymouth Cnty, MA Ctfs Partn Ser A.............   7.000   04/01/22        2,220,800
                                                                               --------------
                                                                                   18,866,799
                                                                               --------------
          MICHIGAN  2.9%
  1,000   Detroit, MI Area No 1 Ser A (Prerefunded @
          07/01/99)......................................   7.600   07/01/10        1,083,970
  3,500   Detroit, MI Downtown Dev Auth Tax Increment
          Rev............................................   6.200   07/01/17        3,637,235
  2,000   Grand Traverse Cnty, MI Hosp Fin Auth Hosp Rev
          Munson Hlthcare Ser A Rfdg (AMBAC Insd)........   6.250   07/01/12        2,111,740
  1,775   Michigan St Hosp Fin Auth Rev Garden City
          Hosp...........................................   8.300   09/01/02        1,869,465
  1,750   Michigan St Hosp Fin Auth Rev Mercy Hlth Svcs
          Ser R (AMBAC Insd).............................   5.375   08/15/26        1,677,900
  5,600   Michigan St Hsg Dev Auth Rental Hsg Rev Ser B
          (Embedded Swap) (AMBAC Insd)...................   4.250   04/01/04        5,528,992
 11,000   Michigan St Strategic Fd Ltd Oblig Rev Great
          Lakes Pulp & Fibre Proj (c)....................  10.250   12/01/16        5,269,220
  4,500   Michigan St Strategic Fd Solid Waste Disp Rev
          Genesee Pwr....................................   7.500   01/01/21        4,711,230
  1,000   Mount Clemens, MI Hsg Corp Multi-Family Rev Hsg
          Ser A Rfdg (FHA Gtd)...........................   6.600   06/01/13        1,050,160
  1,000   Royal Oak, MI Hosp Fin Auth Hosp Rev Ser D
          (Prerefunded @ 01/01/01).......................   6.750   01/01/20        1,093,890
                                                                               --------------
                                                                                   28,033,802
                                                                               --------------


                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon   Maturity    Market Value
---------------------------------------------------------------------------------------------
          MINNESOTA  0.4%
$ 1,000   North Saint Paul, MN Multi-Family Rev Hsg
          Cottages North Saint Paul Rfdg..................   9.250%  02/01/22   $    1,069,410
  2,000   Southern MN Muni Pwr Agy Pwr Supply Sys Rev Ser
          A Rfdg..........................................   5.000   01/01/16        1,868,300
  1,250   Southern MN Muni Pwr Agy Pwr Supply Sys Rev Ser
          C...............................................   5.000   01/01/17        1,162,388
                                                                                --------------
                                                                                     4,100,098
                                                                                --------------
          MISSISSIPPI  0.7%
  5,000   Lowndes Cnty, MS Solid Waste Disp & Pollutn Ctl
          Rev Weyerhaeuser Co Rfdg (Inverse Fltg).........   7.820   04/01/22        5,784,000
  1,155   Ridgeland, MS Urban Renewal Rev The Orchard Ltd
          Proj Ser A Rfdg.................................   7.750   12/01/15        1,214,240
                                                                                --------------
                                                                                     6,998,240
                                                                                --------------
          MISSOURI  1.6%
  2,835   Kansas City, MO Port Auth Fac Riverfront Park
          Proj Ser A......................................   5.750   10/01/06        2,927,081
  2,000   Lees Summit, MO Indl Dev Auth Hlth Fac Rev John
          Knox Vlg Proj Rfdg & Impt.......................   7.125   08/15/12        2,126,180
  1,500   Missouri St Econ Dev Export & Infrastructure Brd
          Med Office Fac Rev (MBIA Insd)..................   7.250   06/01/04        1,696,410
  3,920   Missouri St Econ Dev Export & Infrastructure Brd
          Med Office Fac Rev (MBIA Insd)..................   7.250   06/01/14        4,457,628
  1,000   Missouri St Hlth & Edl Fac Auth Rfdg & Impt.....   8.125   10/01/10        1,098,210
  2,165   Saint Louis Cnty, MO Indl Dev Auth Nursing Home
          Rev Mary Queen & Mother Proj Rfdg (GNMA
          Collateralized).................................   7.125   03/20/23..      2,328,024
    915   Saint Louis, MO Tax Increment Rev Scullin Redev
          Area Ser A......................................  10.000   08/01/10        1,102,392
                                                                                --------------
                                                                                    15,735,925
                                                                                --------------
          NEBRASKA  0.8%
  1,300   Nebraska Invt Fin Auth Single Family Mtg Rev
          (Inverse Fltg) (GNMA Collateralized)............  11.278   09/10/30        1,447,875
    800   Nebraska Invt Fin Auth Single Family Mtg Rev
          (Inverse Fltg) (GNMA Collateralized)............   9.314   09/15/24          854,000
  4,600   Nebraska Invt Fin Auth Single Family Mtg Rev
          (Inverse Fltg) (GNMA Collateralized)............   9.976   10/17/23        5,025,500
                                                                                --------------
                                                                                     7,327,375
                                                                                --------------
          NEVADA  0.7%
  4,000   Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser A
          (FGIC Insd) (b).................................   6.700   06/01/22        4,311,280
  2,385   Henderson, NV Loc Impt Dist No T-4 Ser A........   8.500   11/01/12        2,496,809
                                                                                --------------
                                                                                     6,808,089
                                                                                --------------


                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity    Market Value
---------------------------------------------------------------------------------------------
          NEW HAMPSHIRE  0.7%
$ 1,555   New Hampshire Higher Edl & Hlth Fac Auth Rev...   8.800%  06/01/09   $    1,680,520
  2,000   New Hampshire Higher Edl & Hlth Fac Auth Rev
          Daniel Webster College Issue Rfdg..............   7.625   07/01/16        2,109,060
  1,000   New Hampshire Higher Edl & Hlth Fac Auth Rev
          New London Hosp Assn Proj......................   7.500   06/01/05        1,105,060
  1,000   New Hampshire St Business Fin Auth Elec Fac Rev
          Plymouth Cogeneration..........................   7.750   06/01/14        1,039,170
  1,000   New Hampshire St Tpk Sys Rev Ser A Rfdg (FGIC
          Insd)..........................................   6.750   11/01/11        1,131,760
                                                                               --------------
                                                                                    7,065,570
                                                                               --------------
          NEW JERSEY  3.5%
  2,000   Camden Cnty, NJ Impt Auth Lease Rev Dockside
          Refrigerated...................................   8.400   04/01/24        2,123,980
  6,130   Middlesex Cnty, NJ Util Auth Swr Rev Ser A Rfdg
          (MBIA Insd)....................................   7.450   08/15/97        6,831,823
  1,600   New Jersey Econ Dev Auth Holt Hauling & Warehsg
          Rev Ser G Rfdg.................................   8.400   12/15/15        1,690,576
  1,900   New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A.......................   8.500   11/01/16        1,973,625
  1,000   New Jersey Econ Dev Auth Rev United Methodist
          Homes..........................................   7.500   07/01/20        1,074,080
  1,000   New Jersey Econ Dev Auth Rev United Methodist
          Homes Oblig Ser A..............................   7.500   07/01/25        1,027,870
  3,200   New Jersey St Tpk Auth Tpk Rev Ser C Rfdg (MBIA
          Insd)..........................................   6.500   01/01/16        3,622,784
 14,935   Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev
          Pub Svc Elec & Gas Co Proj C Rfdg (MBIA
          Insd)..........................................   6.200   08/01/30       15,843,795
                                                                               --------------
                                                                                   34,188,533
                                                                               --------------
          NEW MEXICO  0.3%
  2,500   New Mexico St Hosp Equip Ln Council Hosp Rev
          San Juan Regl Med Cent Inc Proj................   7.900   06/01/11        2,774,950
                                                                               --------------
          NEW YORK  15.5%
  3,100   Clifton Springs, NY Hosp & Clinic Hosp Rev
          Rfdg...........................................   8.000   01/01/20        3,298,183
  2,500   Herkimer Cnty, NY Indl Dev Agy Indl Dev Rev
          Burrows Paper Corp Recycling...................   8.000   01/01/09        2,487,225
  5,000   Metropolitan Tran Auth NY Svcs Contract Tran
          Fac Ser 5 Rfdg.................................   7.000   07/01/12        5,403,850
  3,500   Metropolitan Tran Auth NY Svcs Contract Tran
          Fac Ser 7 Rfdg.................................   4.750   07/01/19        2,994,145
  1,500   Metropolitan Tran Auth NY Tran Fac Rev Ser G
          (MBIA Insd)....................................   5.500   07/01/15        1,499,895
  1,000   New York City Indl Dev Agy Civic Fac Marymount
          Manhattan College Proj.........................   7.000   07/01/23        1,043,790
  3,000   New York City Muni Wtr Fin Auth Ser B..........   5.750   06/15/29        2,983,830
  4,100   New York City Muni Wtr Fin Auth Wtr & Swr Sys
          Rev Ser B......................................   5.000   06/15/17        3,767,244
  5,000   New York City Ser A............................   7.000   08/01/07        5,625,950
  2,500   New York City Ser B............................   7.500   02/01/07        2,787,975
  5,000   New York City Ser C Rfdg.......................   6.500   08/01/04        5,377,200

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity    Market Value
---------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$   640   New York City Ser C Subser C1..................   7.500%  08/01/20   $      715,290
  6,860   New York City Ser C Subser C1 (Prerefunded @
          08/01/02)......................................   7.500   08/01/20        7,903,475
  2,000   New York City Ser D Rfdg.......................   8.000   02/01/05        2,336,300
  2,200   New York City Ser E............................   5.700   08/01/08        2,242,042
  5,000   New York St Dorm Auth Rev City Univ Ser F......   5.500   07/01/12        4,944,700
  2,750   New York St Dorm Auth Rev Court Fac Lease Ser
          A..............................................   5.500   05/15/10        2,739,770
  2,295   New York St Dorm Auth Rev Mental Hlth Svcs Fac
          Ser A..........................................   5.750   02/15/11        2,327,864
  2,285   New York St Dorm Auth Rev Mental Hlth Svcs Fac
          Ser A..........................................   5.750   02/15/12        2,311,872
  4,000   New York St Dorm Auth Rev Mental Hlth Svcs Fac
          Ser B..........................................   5.500   08/15/17        3,869,800
  2,500   New York St Energy Resh & Dev Auth Gas Fac Rev
          (Inverse Fltg).................................   8.579   04/01/20        2,725,000
  3,000   New York St Energy Resh & Dev Auth Gas Fac Rev
          Brooklyn Union Gas Co Ser B (Inverse Fltg).....   9.442   07/01/26        3,611,250
  2,000   New York St Energy Resh & Dev Auth Pollutn Ctl
          Rev Niagara Mohawk Pwr Corp Ser A Rfdg (FGIC
          Insd)..........................................   7.200   07/01/29        2,270,940
  1,000   New York St Environmental Fac Corp Wtr Fac Rev
          Long Island Wtr Corp Proj A....................  10.000   10/01/17        1,031,620
  1,955   New York St Med Care Fac Fin Agy Rev Hosp &
          Nursing Home Mtg (FHA Gtd) (Prerefunded @
          02/15/99)......................................   7.250   02/15/09        2,086,493
    185   New York St Med Care Fac Fin Agy Rev Mental
          Hlth Svcs Fac Ser A............................   7.750   08/15/11          206,553
  1,625   New York St Med Care Fac Fin Agy Rev Mental
          Hlth Svcs Fac Ser A (Prerefunded @ 02/15/01)...   7.750   08/15/11        1,838,184
    175   New York St Med Care Fac Fin Agy Rev Mental
          Hlth Svcs Fac Ser C............................   7.300   02/15/21          192,505
  1,825   New York St Med Care Fac Fin Agy Rev Mental
          Hlth Svcs Fac Ser C (Prerefunded @ 08/15/01)...   7.300   02/15/21        2,057,103
  1,000   New York St Med Care Fac Fin Agy Rev North Genl
          Hosp...........................................   7.400   02/15/19        1,049,750
  9,720   New York St Thruway Auth Genl Rev Ser D........   5.500   01/01/14        9,790,081
  2,400   New York St Urban Dev Corp Rev Correctional Cap
          Fac Rfdg.......................................   5.625   01/01/07        2,458,200
 20,500   New York St Urban Dev Corp Rev Correctional Cap
          Fac Ser A Rfdg (FSA Insd)......................   5.250   01/01/14       20,444,035
  2,000   New York St Urban Dev Corp Rev Fac (Prerefunded
          @ 04/01/01)....................................   7.500   04/01/20        2,254,640
  1,000   Port Auth NY & NJ Cons 95th Ser................   6.125   07/15/22        1,035,740
 28,500   Port Auth NY & NJ Cons 109th Ser...............   5.375   01/15/32       27,293,595
  3,125   Yonkers, NY Ser C (AMBAC Insd).................   5.125   08/01/09        3,104,031
                                                                               --------------
                                                                                  150,110,120
                                                                               --------------


                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity    Market Value
---------------------------------------------------------------------------------------------
          NORTH CAROLINA  0.6%
$ 3,000   Martin Cnty, NC Indl Fac & Pollutn Ctl Fin Auth
          Rev Solid Waste Weyerhaeuser Co................   5.650%  12/01/23   $    2,924,730
  3,000   North Carolina Eastn Muni Pwr Agy Pwr Sys Rev
          Ser A Rfdg (MBIA Insd).........................   5.700   01/01/13        3,050,640
                                                                               --------------
                                                                                    5,975,370
                                                                               --------------
          OHIO  2.2%
    500   Cleveland, OH Pkg Fac Rev Impt (Prerefunded @
          09/15/02)......................................   8.000   09/15/12          586,925
    750   Coshocton Cnty, OH Solid Waste Disp Rev Stone
          Container Corp Proj Rfdg.......................   7.875   08/01/13          797,055
  1,000   Cuyahoga Cnty, OH Hlthcare Fac Rev Jennings
          Hall...........................................   7.300   11/15/23        1,036,970
    435   Fairfield, OH Econ Dev Rev Beverly Enterprises
          Inc Proj Rfdg..................................   8.500   01/01/03          472,780
  2,045   Montgomery Cnty, OH Hosp Rev Dayton Osteopathic
          Hosp Proj Rfdg.................................   6.000   12/01/12        2,029,867
  7,540   Ohio Hsg Fin Agy Single Family Mtg Rev Ser B
          (Inverse Fltg) (GNMA Collateralized)...........   9.669   03/31/31        8,237,450
  1,000   Ohio St Air Quality Dev Auth Rev JMG Funding
          Ltd Partnership Proj Rfdg (AMBAC Insd).........   6.375   04/01/29        1,054,160
  4,000   Ohio St Solid Waste Rev Republic Engineered
          Steels Proj....................................   8.250   10/01/14        3,940,360
  1,500   Ohio St Solid Waste Rev Republic Engineered
          Steels Proj....................................   9.000   06/01/21        1,532,715
  1,500   Sandusky Cnty, OH Hosp Fac Rev Mem Hosp Proj
          Rfdg...........................................   7.750   12/01/09        1,505,115
                                                                               --------------
                                                                                   21,193,397
                                                                               --------------
          OKLAHOMA  1.4%
  7,685   Grand River Dam Auth OK Rev....................   5.000   06/01/12        7,429,781
  1,980   McAlester, OK Pub Wks Auth Rev Rfdg & Impt (FSA
          Insd)..........................................   5.250   12/01/22        1,895,593
  2,665   Oklahoma Hsg Fin Agy Single Family Rev Mtg
          Class B (GNMA Collateralized)..................   7.997   08/01/18        2,987,785
  1,000   Tulsa, OK Muni Arpt Tran Rev American Airls
          Inc............................................   7.600   12/01/30        1,091,020
                                                                               --------------
                                                                                   13,404,179
                                                                               --------------
          OREGON  0.3%
  2,000   Oregon St Econ Dev Rev Georgia Pacific Corp....   6.350   08/01/25        2,059,540
    500   Salem, OR Hosp Fac Auth Rev Cap Manor Inc......   7.500   12/01/24          526,285
                                                                               --------------
                                                                                    2,585,825
                                                                               --------------


                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity    Market Value
---------------------------------------------------------------------------------------------
          PENNSYLVANIA  4.5%
$   500   Chartiers Vly, PA Indl & Commercial Dev Auth
          First Mtg Rev..................................   7.250%  12/01/11   $      512,900
  5,000   Chester Cnty, PA Hlth & Edl Fac Auth Hlth Sys
          Rev (AMBAC Insd) (b)...........................   5.650   05/15/20        4,880,550
  1,750   Emmaus, PA Genl Auth Rev Ser A (BIGI Insd).....   8.150   05/15/18        1,834,315
  2,500   Emmaus, PA Genl Auth Rev Ser C (BIGI Insd).....   7.900   05/15/18        2,639,900
  1,000   Lebanon Cnty, PA Hlth Fac Auth Hlth Cent Rev
          United Church of Christ Homes Rfdg.............   6.750   10/01/10        1,014,290
    955   Lehigh Cnty, PA Indl Dev Auth Rev Rfdg.........   8.000   08/01/12        1,003,094
  1,315   Luzerne Cnty, PA Indl Dev Auth First Mtg Gross
          Rev Rfdg.......................................   7.875   12/01/13        1,390,060
  1,500   McKean Cnty, PA Hosp Auth Hosp Rev Bradford
          Hosp Proj (Crossover Rfdg @ 10/01/00)..........   8.875   10/01/20        1,714,920
  2,000   McKeesport, PA Hosp Auth Rev McKeesport Hosp
          Proj Rfdg......................................   6.500   07/01/08        2,065,120
  3,000   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
          Rev (Embedded Swap) (AMBAC Insd)...............   7.450   06/01/12        3,153,300
  1,000   Montgomery Cnty, PA Indl Dev Auth Retirement
          Cmnty Rev......................................   6.300   01/01/13          977,210
  1,000   Montgomery Cnty, PA Indl Dev Auth Rev Res
          Recovery.......................................   7.500   01/01/12        1,088,080
  8,740   Pennsylvania St Ctfs Partn Ser A Rfdg (AMBAC
          Insd)..........................................   5.000   07/01/15        8,254,143
    500   Pennsylvania St Higher Edl Fac Auth College &
          Univ Rev Hahnemann Univ Proj (Prerefunded @
          07/01/99) (MBIA Insd)..........................   7.200   07/01/19          538,480
  3,150   Philadelphia, PA Auth for Indl Dev Coml Dev
          Philadelphia Arpt Rev Rfdg.....................   7.750   12/01/17        3,432,429
    685   Philadelphia, PA Hosp & Higher Edl Fac Auth
          Hosp Rev.......................................   7.250   03/01/24          680,979
  1,450   Ridley Park, PA Hosp Auth Rev Hosp Auth Rev Ser
          1993A..........................................   6.000   12/01/13        1,435,892
  1,000   Scranton Lackawanna, PA Hlth & Welfare Auth Rev
          Allied Svcs Rehab Hosp Ser A...................   7.375   07/15/08        1,077,290
    500   Scranton Lackawanna, PA Hlth & Welfare Auth Rev
          Moses Taylor Hosp Proj (Prerefunded @
          07/01/01)......................................   8.250   07/01/09          576,355
  4,230   Southeastern PA Trans Auth (FGIC Insd).........   5.450   03/01/11        4,283,256
  1,000   Washington Cnty, PA Hosp Auth Rev Hosp
          Canonsburg Genl Hosp Rfdg......................   7.350   06/01/13          993,250
                                                                               --------------
                                                                                   43,545,813
                                                                               --------------
          RHODE ISLAND  0.5%
  2,000   Providence, RI Redev Agy Ctfs Partn Ser A......   8.000   09/01/24        2,168,980
  2,345   Rhode Island Hsg & Mtg Fin Corp Rental Hsg Pgm
          Ser B (FHA Gtd)................................   7.950   10/01/30        2,485,325
    600   West Warwick, RI Ser A.........................   7.300   07/15/08          648,846
                                                                               --------------
                                                                                    5,303,151
                                                                               --------------

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity    Market Value
---------------------------------------------------------------------------------------------
          SOUTH CAROLINA  0.4%
$ 3,000   Charleston Cnty, SC Arpt Dist Rfdg (MBIA
          Insd)..........................................   4.750%  07/01/15   $    2,703,660
  1,070   Piedmont Muni Pwr Agy SC Elec Rev..............   5.000   01/01/25          944,371
                                                                               --------------
                                                                                    3,648,031
                                                                               --------------
          SOUTH DAKOTA  0.1%
  1,000   South Dakota St Hlth & Edl Fac Auth Rev Huron
          Regl Med Cent..................................   7.250   04/01/20        1,067,610
    150   South Dakota St Hlth & Edl Fac Auth Rev Sioux
          Vly Hosp.......................................   7.625   11/01/13          164,009
                                                                               --------------
                                                                                    1,231,619
                                                                               --------------
          TENNESSEE  0.2%
  2,000   Springfield, TN Hlth & Edl Jesse Holman Jones
          Hosp Proj......................................   8.500   04/01/24        2,175,040
                                                                               --------------
          TEXAS  5.0%
  1,000   Austin, TX Arpt Sys Rev Prior Lien Ser A (MBIA
          Insd)..........................................   6.125   11/15/25        1,030,890
  1,000   Austin, TX Util Sys Rev Rfdg (AMBAC Insd)
          (a)............................................   6.500   11/15/05        1,087,820
    500   Baytown, TX Pptys Mgmt & Dev Corp Ser A (FNMA
          Collateralized)................................   6.100   08/15/21          507,855
    150   Bell Cnty, TX Hlth Fac Dev Corp Rev Hosp
          Proj...........................................   9.250   07/01/08          163,290
    500   Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev Saint
          Luke's Lutheran Hosp...........................   7.000   05/01/21          587,540
  1,500   Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev Saint
          Luke's Lutheran Hosp (Prerefunded @
          05/01/03)......................................   7.900   05/01/18        1,743,465
    355   Bexar Cnty, TX Hsg Fin Corp Rev Ser A (GNMA
          Collateralized)................................   8.200   04/01/22          373,645
    520   Bexar Cnty, TX Hsg Fin Corp Rev Ser B (GNMA
          Collateralized)................................   9.250   04/01/16          536,801
  1,675   Cedar Hill, TX Indpt Sch Dist Cap Apprec
          Rfdg...........................................       *   08/15/15          585,211
    625   Clear Creek, TX Indpt Sch Dist (Prerefunded @
          02/01/01)......................................   6.250   02/01/11          664,544
    250   Coastal Wtr Auth TX Conveyance Sys Rev (AMBAC
          Insd)..........................................   6.250   12/15/17          267,860
    940   Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp
          Rev American Airls Inc.........................   7.500   11/01/25        1,013,611
    250   El Paso, TX Hsg Auth Multi-Family Rev Ser A....   6.250   12/01/09          257,148
    110   Galveston, TX Ppty Fin Auth Single Family Mtg
          Rev Ser A......................................   8.500   09/01/11          119,054
    250   Guadalupe Blanco River Auth TX Indl Dev Corp
          Pollutn Ctl Rev................................   6.350   07/01/22          266,023
  1,250   Harris Cnty, TX Hlth Fac Dev Corp Mem Hosp Sys
          Proj Rfdg......................................   7.125   06/01/15        1,406,575
    100   Harris Cnty, TX Hsg Fin Corp Single Family Hsg
          Rev 1983 Ser A.................................  10.375   07/15/14          100,353
    250   Harris Cnty, TX Muni Util Dist No 120
          (Prerefunded @ 08/01/01).......................   8.000   08/01/14          282,463
    375   Harris Cnty, TX Sch Hlthcare Corp Sys Rev
          (Prerefunded @ 07/01/01).......................   7.100   07/01/21          418,312
    680   Houston, TX Hsg Fin Corp Single Family Mtg Rev
          Ser A Rfdg (FSA Insd)..........................   5.950   12/01/10          696,327
    250   Lockhart, TX Correctional Fac Fin Corp Rev
          (MBIA Insd)....................................   6.625   04/01/12          266,138

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity    Market Value
---------------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$ 5,500   Lower Colorado Rvr Auth TX Polltn Ctrl Rev
          Samsung Austin Semiconductor...................   6.375%  04/01/27   $    5,657,465
    500   Mission Bend Muni Util Dist No 2 TX............  10.000   09/01/98          531,980
    145   Montgomery Cnty, TX Hlth Fac Dev Corp Hosp Mtg
          Rev Woodlands Med Cent Proj Rfdg (Prerefunded @
          08/15/99)......................................   8.850   08/15/14          158,605
  3,500   North Central TX Hlth Fac Dev Corp Rev
          Presbyterian Hlthcare Sys Ser C (Inverse Fltg)
          (Prerefunded @ 06/19/01) (MBIA Insd)...........  9.345..  06/22/21        4,169,375
    750   Northwest Harris Cnty, TX Muni Util Dist No 23
          (Prerefunded @ 04/01/01).......................   8.100   10/01/15          844,485
  1,000   Sam Rayburn, TX Muni Pwr Agy Pwr Supply Sys
          Rev............................................   6.750   10/01/14          965,830
  1,000   Sam Rayburn, TX Muni Pwr Agy Pwr Supply Sys Rev
          Ser A Rfdg.....................................   6.250   10/01/17          909,780
  5,000   Sam Rayburn, TX Muni Pwr Agy Pwr Supply Sys Rev
          Ser B Rfdg.....................................   5.500   10/01/20        4,058,750
    250   San Antonio, TX Hlth Fac Dev Corp Rev Encore
          Nursing Cent Partn.............................   8.250   12/01/19          276,295
    250   Tarrant Cnty, TX Hlth Fac Dev Corp Hosp Rev
          Rfdg & Impt....................................   7.000   05/15/28          268,048
    250   Tarrant Cnty, TX Hlth Fac Dev Corp Hosp Rev
          Rfdg & Impt (Prerefunded @ 05/15/03)...........   7.000   05/15/28          283,907
    271   Texas Genl Svcs Cmnty Partn Interests Office
          Bldg & Land Acquisition Proj...................   7.000   08/01/09          278,815
    500   Texas Genl Svcs Cmnty Partn Interests Office
          Bldg & Land Acquisition Proj...................   7.000   08/01/19          515,025
    500   Texas Genl Svcs Cmnty Partn Interests Office
          Bldg & Land Acquisition Proj...................   7.000   08/01/24          515,025
    935   Texas Genl Svcs Cmnty Partn Lease Purchase
          Ctfs...........................................   7.500   02/15/13          950,093
    115   Texas Hsg Agy Single Family Mtg Rev Ser A
          Rfdg...........................................   7.150   09/01/12          120,636
  5,250   Texas St Dept Hsg & Cmnty Affairs Home Mtg Rev
          Coll Ser C Rfdg (Inverse Fltg) (GNMA
          Collateralized)................................   9.612   07/02/24        6,339,375
    305   Texas St Higher Edl Brd College Sr Lien........   7.700   10/01/25          323,959
  4,025   Texas St Higher Edl Coordinating Brd College
          Student Ln.....................................   7.850   10/01/25        3,597,303
    250   Texas St Rfdg..................................   6.500   12/01/21          266,300
  1,000   Texas St Veterans Hsg Assist...................   6.800   12/01/10        1,056,130
  1,300   Texas St Veterans Hsg Assist (MBIA Insd).......   6.800   12/01/23        1,367,873
  2,250   West Side Calhoun Cnty, TX Navig Dist Solid
          Waste Disp Union Carbide Chem & Plastics.......   8.200   03/15/21        2,505,712
                                                                               --------------
                                                                                   48,335,691
                                                                               --------------


                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity    Market Value
---------------------------------------------------------------------------------------------
          UTAH  2.8%
$ 3,120   Bountiful, UT Hosp Rev South Davis Cmnty Hosp
          Proj...........................................   9.500%  12/15/18   $    3,505,414
  1,340   Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj...........................................   7.800   09/01/15        1,349,970
  1,000   Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj...........................................   8.000   09/01/20        1,018,570
  1,000   Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj...........................................   7.800   09/01/25        1,003,400
  1,850   Intermountain Pwr Agy UT Pwr Supply Rev Ser
          86B............................................   5.000   07/01/16        1,697,874
  3,650   Intermountain Pwr Agy UT Pwr Supply Rev Ser B
          Rfdg...........................................   7.750   07/01/20        3,843,194
 11,000   Salt Lake City, UT Hosp Rev IHC Hosp Inc Rfdg
          (Embedded Swap)................................   6.720   02/15/12       11,866,910
  1,065   Utah St Hsg Fin Agy Single Family Mtg Sr Ser A1
          (FHA Gtd)......................................   7.100   07/01/14        1,133,053
  1,430   Utah St Hsg Fin Agy Single Family Mtg Sr Ser A2
          (FHA Gtd)......................................   7.200   01/01/27        1,520,977
                                                                               --------------
                                                                                   26,939,362
                                                                               --------------
          VIRGINIA  1.9%
  2,000   Fairfax Cnty, VA Park Auth Park Fac Rev........   6.625   07/15/14        2,117,280
  3,500   Fredericksburg, VA Indl Dev Auth Hosp Fac Rev
          (Prerefunded @ 08/15/01) (FGIC Insd)...........   6.600   08/15/23        3,846,745
  2,080   Loudoun Cnty, VA Ctfs Partn (FSA Insd).........   6.800   03/01/14        2,289,310
  1,000   Loudoun Cnty, VA Ctfs Partn (FSA Insd).........   6.900   03/01/19        1,106,200
  5,000   Roanoke, VA Indl Dev Auth Hosp Rev Roanoke Mem
          Hosp Carilion Hlth Sys Ser B Rfdg (MBIA
          Insd)..........................................   4.700   07/01/20        5,051,550
  1,000   Virginia Port Auth Comwlth Port Fund Rev.......   8.200   07/01/08        1,053,740
  2,650   Virginia St Pub Bldg Auth Ser A................   5.500   08/01/16        2,669,663
                                                                               --------------
                                                                                   18,134,488
                                                                               --------------
          WASHINGTON  2.9%
 10,000   King Cnty, WA Ser B............................   5.900   12/01/14       10,269,900
  2,000   King Cnty, WA Ser D............................   5.700   12/01/10        2,079,600
  1,000   Port Walla Walla, WA Pub Corp Solid Waste
          Recycling Rev Ponderosa Fibres Proj............   9.125   01/01/26          767,600
  1,250   Washington St Pub Pwr Supply Sys Nuclear Proj
          No 1 Rev (FGIC Insd)...........................   7.125   07/01/16        1,490,088
  3,555   Washington St Pub Pwr Supply Sys Nuclear Proj
          No 1 Rev Ser C Rfdg (FSA Insd).................   5.375   07/01/15        3,484,753
  2,000   Washington St Pub Pwr Supply Sys Nuclear Proj
          No 2 Rev (Prerefunded @ 01/01/01)..............   7.625   07/01/10        2,246,140
  1,000   Washington St Pub Pwr Supply Sys Nuclear Proj
          No 2 Rev (Prerefunded @ 07/01/00)..............   7.375   07/01/12        1,104,110
  2,500   Washington St Pub Pwr Supply Sys Nuclear Proj
          No 2 Rev Rfdg (Prerefunded @ 07/01/00).........   7.000   07/01/12        2,734,100
  3,750   Washington St Pub Pwr Supply Sys Nuclear Proj
          No 3 Rev Ser C Rfdg (FSA Insd).................   5.375   07/01/15        3,642,637
                                                                               --------------
                                                                                   27,818,928
                                                                               --------------


                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity    Market Value
---------------------------------------------------------------------------------------------
          WEST VIRGINIA  0.8%
$ 6,750   South Charleston, WV Indl Dev Rev Union Carbide
          Chem & Plastics Ser A..........................   8.000%  08/01/20   $    7,279,335
                                                                               --------------
          WISCONSIN  1.2%
    750   Jefferson, WI Swr Sys Wtrwrks & Elec Sys Mtg
          Rev (Prerefunded @ 07/01/01)...................   7.400   07/01/16          832,770
  1,250   Southeast WI Professional Baseball Pk Dist
          Sales Tax Rev (MBIA Insd)......................       *   12/15/21          311,987
  1,250   Southeast WI Professional Baseball Pk Dist
          Sales Tax Rev (MBIA Insd)......................       *   12/15/22          294,338
  1,250   Southeast WI Professional Baseball Pk Dist
          Sales Tax Rev..................................       *   12/15/23          277,650
  1,000   Southeast WI Professional Baseball Pk Dist
          Sales Tax Rev (MBIA Insd)......................       *   12/15/26          189,280
  3,500   Southeast WI Professional Baseball Pk Dist
          Sales Tax Rev (MBIA Insd)......................       *   12/15/27          616,700
  3,500   Southeast WI Professional Baseball Pk Dist
          Sales Tax Rev..................................       *   12/15/28          582,365
  3,500   Southeast WI Professional Baseball Pk Dist
          Sales Tax Rev (MBIA Insd)......................       *   12/15/29          549,920
  2,440   Wisconsin Hsg & Econ Dev Auth Home Ownership
          Rev Rfdg (Inverse Fltg)........................  10.006   10/25/22        2,693,150
    600   Wisconsin St Hlth & Edl Fac Auth Rev Hess Mem
          Hosp Assn......................................   7.200   11/01/05          604,542
  1,800   Wisconsin St Hlth & Edl Fac Auth Rev Hess Mem
          Hosp Assn......................................   7.875   11/01/22        1,827,504
  1,000   Wisconsin St Hlth & Edl Fac Auth Rev United
          Lutheran Proj Aging Inc........................   8.500   03/01/19        1,046,140
  2,000   Wisconsin St Hlth & Edl Milwaukee Catholic Home
          Proj...........................................   7.500   07/01/26        2,069,100
                                                                               --------------
                                                                                   11,895,446
                                                                               --------------
TOTAL LONG-TERM INVESTMENTS  97.1%
  (Cost $879,568,701).......................................................      939,373,544
SHORT-TERM INVESTMENTS  1.7%
  (Cost $15,800,000)........................................................       15,800,000
                                                                               --------------
TOTAL INVESTMENTS  98.8%
  (Cost $895,368,701).......................................................      955,173,544
OTHER ASSETS IN EXCESS OF LIABILITIES  1.2%.................................       12,002,036
                                                                               --------------
NET ASSETS  100.0%..........................................................   $  967,175,580
                                                                               ==============


*Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments, open option and open futures transactions.

(c) Non-Income producing security.

(d) Security purchased on a when issued basis. The security's coupon, which fluctuates based upon an index, will be determined upon the settlement of the purchase.
                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $895,368,701).......................  $955,173,544
Cash........................................................       154,140
Receivables:
  Investments Sold..........................................    21,098,594
  Interest..................................................    11,400,171
  Fund Shares Sold..........................................       524,911
  Variation Margin on Futures...............................        13,960
                                                              ------------
      Total Assets..........................................   988,365,320
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................    14,104,745
  Income Distributions......................................     4,429,429
  Distributor and Affiliates................................       981,846
  Fund Shares Repurchased...................................       812,858
  Investment Advisory Fee...................................       387,078
Options at Market Value (Net premiums received of
  $548,636).................................................       246,094
Deferred Compensation and Retirement Plans..................       132,611
Accrued Expenses............................................        95,079
                                                              ------------
      Total Liabilities.....................................    21,189,740
                                                              ------------
NET ASSETS..................................................  $967,175,580
                                                              ============
NET ASSETS CONSIST OF:
Capital.....................................................  $928,803,291
Net Unrealized Appreciation.................................    59,862,871
Accumulated Undistributed Net Investment Income.............       491,351
Accumulated Net Realized Loss...............................   (21,981,933)
                                                              ------------
NET ASSETS..................................................  $967,175,580
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $751,355,790 and 48,991,662 shares of
      beneficial interest issued and outstanding)...........  $      15.34
    Maximum sales charge (4.75%* of offering price).........           .76
                                                              ------------
    Maximum offering price to public........................  $      16.10
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $203,968,786 and 13,299,947 shares of
      beneficial interest issued and outstanding)...........  $      15.34
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $11,851,004 and 773,454 shares of
      beneficial interest issued and outstanding)...........  $      15.32
                                                              ============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 32,363,608
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     2,343,649
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $962,384, $1,021,576 and $61,316,
  respectively).............................................     2,045,276
Shareholder Services........................................       471,055
Legal.......................................................        74,775
Custody.....................................................        68,135
Trustees Fees and Expenses..................................        25,485
Other.......................................................       213,971
                                                              ------------
    Total Expenses..........................................     5,242,346
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 27,121,262
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments (Including reorganization and restructuring
    costs of $121,054)......................................  $  6,016,868
  Options...................................................    (1,030,527)
  Futures...................................................       955,948
                                                              ------------
Net Realized Gain...........................................     5,942,289
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    60,847,273
                                                              ------------
  End of the Period:
    Investments.............................................    59,804,843
    Options.................................................       302,542
    Futures.................................................      (244,514)
                                                              ------------
                                                                59,862,871
                                                              ------------
Net Unrealized Depreciation During the Period...............      (984,402)
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $  4,957,887
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 32,079,149
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended June 30, 1997 and
                  the Year Ended December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                   Six Months Ended      Year Ended
                                                    June 30, 1997     December 31, 1996
---------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................    $  27,121,262     $   58,599,526
Net Realized Gain................................        5,942,289         15,529,569
Net Unrealized Depreciation During the Period....         (984,402)       (34,930,300)
                                                     -------------     --------------
Change in Net Assets from Operations.............       32,079,149         39,198,795
                                                     -------------     --------------
Distributions from Net Investment Income:
  Class A Shares.................................      (21,939,224)       (46,362,424)
  Class B Shares.................................       (5,049,307)       (10,564,184)
  Class C Shares.................................         (303,625)          (607,911)
                                                     -------------     --------------
    Total Distributions..........................      (27,292,156)       (57,534,519)
                                                     -------------     --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................        4,786,993        (18,335,724)
                                                     -------------     --------------
FROM CAPITAL TRANSACTIONS
Proceeds from Shares Sold........................      287,817,342        448,529,529
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................       11,623,555         29,896,737
Cost of Shares Repurchased.......................     (353,294,262)      (511,329,514)
                                                     -------------     --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................      (53,853,365)       (32,903,248)
                                                     -------------     --------------
TOTAL DECREASE IN NET ASSETS.....................      (49,066,372)       (51,238,972)
NET ASSETS:
Beginning of the Period..........................    1,016,241,952      1,067,480,924
                                                     -------------     --------------
End of the Period (Including accumulated
  undistributed net investment income of $491,351
  and $662,245, respectively)....................    $ 967,175,580     $1,016,241,952
                                                     =============     ==============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                 Year Ended December 31,
                                     Six Months Ended     -------------------------------------
Class A Shares                         June 30, 1997       1996      1995      1994      1993
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..............................  $15.267           $15.549   $14.261   $16.164   $15.310
                                        -------           -------   -------   -------   -------
  Net Investment Income...............     .427              .898      .874      .886      .964
  Net Realized and Unrealized
    Gain/Loss.........................     .071             (.298)    1.296    (1.907)     .862
                                        -------           -------   -------   -------   -------
Total from Investment Operations......     .498              .600     2.170    (1.021)    1.826
Less Distributions from Net Investment
  Income..............................     .429              .882      .882      .882      .972
                                        -------           -------   -------   -------   -------
Net Asset Value, End of the Period....  $15.336           $15.267   $15.549   $14.261   $16.164
                                        =======           =======   =======   =======   =======
Total Return (a)......................    3.33%*            4.07%    15.61%    (6.37%)   12.20%
Net Assets at End of the Period (In
  millions)...........................   $751.4            $792.3    $839.7    $495.8    $597.6
Ratio of Expenses to Average Net
  Assets..............................     .90%              .94%      .99%      .99%      .87%**
Ratio of Net Investment Income to
  Average Net Assets..................    5.66%             5.93%     5.86%     5.93%     6.08%**
Portfolio Turnover....................      46%*              73%       61%       75%       82%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

 *Non-Annualized.

**If certain expenses had not been assumed by VKAC, the Ratios of Expenses to Average Net Assets and Net Investment Income to Average Net Assets would have been .98% and 5.97%, respectively, for the year ended December 31, 1993.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                              Year Ended December 31,
                                    Six Months Ended   -------------------------------------
Class B Shares                       June 30, 1997      1996      1995      1994      1993
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...........................     $15.267        $15,549   $14.261   $16.139   $15.308
                                        -------        -------   -------   -------   -------
  Net Investment Income............        .369           .783      .762      .780      .852
  Net Realized and Unrealized
    Gain/Loss......................        .072          (.297)    1.294    (1.890)     .845
                                        -------        -------   -------   -------   -------
Total from Investment Operations...        .441           .486     2.056    (1.110)    1.697
Less Distributions from Net
  Investment Income................        .372           .768      .768      .768      .866
                                        -------        -------   -------   -------   -------
Net Asset Value, End of the
  Period...........................     $15.336        $15.267   $15.549   $14.261   $16.139
                                        =======        ========  ========  ========  ========
Total Return (a)...................       2.94%*         3.29%    14.74%    (6.96%)   11.33%
Net Assets at End of the Period (In
  millions)........................      $204.0         $211.0    $216.6    $158.7    $168.2
Ratio of Expenses to Average Net
  Assets...........................       1.65%          1.70%     1.73%     1.70%     1.65%**
Ratio of Net Investment Income to
  Average Net Assets...............       4.91%          5.17%     5.09%     5.22%     5.19%**
Portfolio Turnover.................         46%*           73%       61%       75%       82%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

 *Non-Annualized

**If certain expenses had not been assumed by VKAC, the Ratios of Expenses to Average Net Assets and Net Investment Income to Average Net Assets would have been 1.73% and 5.11%, respectively, for the year ended December 31, 1993.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                   August 13, 1993
                                                    Year Ended December 31,       (Commencement of
                             Six Months Ended    -----------------------------    Distribution) to
Class C Shares                June 30, 1997       1996       1995       1994     December 31, 1993
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period.............    $ 15.254        $ 15.545   $ 14.262    $16.141        $15.990
                                --------        --------   --------    -------        -------
  Net Investment Income.....        .369            .782       .771       .783           .300
  Net Realized and
    Unrealized Gain/Loss....        .071           (.305)     1.280     (1.894)          .171
                                --------        --------   --------    -------        -------
Total from Investment
  Operations................        .440            .477      2.051     (1.111)          .471
Less Distributions from Net
  Investment Income.........        .372            .768       .768       .768           .320
                                --------        --------   --------    -------        -------
Net Asset Value, End of the
  Period....................    $ 15.322        $ 15.254   $ 15.545    $14.262        $16.141
                                ========        ========   ========    =======        =======
Total Return (a)............       2.94%*          3.16%     14.74%     (6.97%)         2.96%*
Net Assets at End of the
  Period (In millions)......        $11.9          $12.9      $11.2       $3.9           $4.1
Ratio of Expenses to Average
  Net Assets (b)............       1.67%           1.70%      1.72%      1.74%          1.85%
Ratio of Net Investment
  Income to Average Net
  Assets (b)................       4.89%           5.17%      5.24%      5.19%          3.95%
Portfolio Turnover..........         46%*            73%        61%        75%            82%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

*Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen American Capital Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on August 1, 1990. The distribution of the Fund's Class B and Class C shares commenced on August 24, 1992 and August 13, 1993, respectively.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $28,118,805 which will expire between December 31, 2002 and December 31, 2003. Net realized gains or losses differ for financial reporting and tax purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sale transactions and the capitalization for tax purposes of reorganization and restructuring costs.
    At June 30, 1997, for federal income tax purposes, cost of long- and short-term investments is $895,394,367; the aggregate gross unrealized appreciation is $71,036,648 and the aggregate gross unrealized depreciation is $11,199,443, resulting in net unrealized appreciation including open option and futures transactions of $59,837,205.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                           % PER ANNUM
------------------------------------------------------------------------
First $500 million......................................     .50 of 1%
Over $500 million.......................................     .45 of 1%

    For the six months ended June 30, 1997, the Fund recognized expenses of approximately $35,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the six months ended June 30, 1997, the Fund recognized expenses of approximately $84,300 representing Van Kampen American Capital Distributors, Inc.'s or

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

its affiliates' (collectively "VKAC") cost of providing accounting, cash management and legal services to the Fund.
    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended June 30, 1997, the Fund recognized expenses of approximately $357,600, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.
    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.
    At June 30, 1997, VKAC owned 6,894 Class A shares of the Fund.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $715,399,633, $201,756,136 and
$11,647,522 for Classes A, B and C, respectively. For the six months ended June 30, 1997, transactions were as follows:

                                              SHARES          VALUE
-----------------------------------------------------------------------
Sales:
  Class A.................................   18,404,838   $ 278,717,862
  Class B.................................      509,066       7,730,614
  Class C.................................       90,201       1,368,866
                                            -----------   -------------
Total Sales...............................   19,004,105   $ 287,817,342
                                            ===========   =============
Dividend Reinvestment:
  Class A.................................      611,112   $   9,267,531
  Class B.................................      146,928       2,228,227
  Class C.................................        8,433         127,797
                                            -----------   -------------
Total Dividend Reinvestment...............      766,473   $  11,623,555
                                            ===========   =============
Repurchases:
  Class A.................................  (21,923,811)  $(332,840,608)
  Class B.................................   (1,175,823)    (17,842,537)
  Class C.................................     (172,011)     (2,611,117)
                                            -----------   -------------
Total Repurchases.........................  (23,271,645)  $(353,294,262)
                                            ===========   =============

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1996, capital aggregated $760,254,848, $209,639,832 and
$12,761,976 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                         SHARES          VALUE
----------------------------------------------------------------------------------
Sales:
  Class A..........................................     27,650,131   $ 418,053,766
  Class B..........................................      1,641,964      24,779,007
  Class C..........................................        375,923       5,696,756
                                                       -----------   -------------
Total Sales........................................     29,668,018   $ 448,529,529
                                                       ===========   =============
Dividend Reinvestment:
  Class A..........................................      1,572,959   $  23,855,458
  Class B..........................................        375,855       5,699,914
  Class C..........................................         22,531         341,365
                                                       -----------   -------------
Total Dividend Reinvestment........................      1,971,345   $  29,896,737
                                                       ===========   =============
Repurchases:
  Class A..........................................    (31,326,699)  $(474,926,518)
  Class B..........................................     (2,128,006)    (32,268,288)
  Class C..........................................       (272,810)     (4,134,708)
                                                       -----------   -------------
Total Repurchases..................................    (33,727,515)  $(511,329,514)
                                                       ===========   =============

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                          CONTINGENT DEFERRED
                                                              SALES CHARGE
                YEAR OF REDEMPTION                         CLASS B    CLASS C
------------------------------------------------------------------------------
First..............................................           4.00%      1.00%
Second.............................................           3.75%       None
Third..............................................           3.50%       None
Fourth.............................................           2.50%       None
Fifth..............................................           1.50%       None
Sixth..............................................           1.00%       None
Seventh and Thereafter.............................            None       None

    For the six months ended June 30, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $54,000 and CDSC on redeemed shares of approximately $248,800. Sales charges do not represent expenses of the Fund.

    On October 25, 1996, the Fund acquired all of the assets and liabilities of the Van Kampen American Capital Texas Tax Free Income Fund (the "TX Fund"), through a tax free reorganization approved by TX Fund shareholders on October 15, 1996. The Fund issued 605,902, 421,195 and 53,444 shares of Classes A, B and C valued at $9,179,415, $6,381,107 and $809,140, respectively, in exchange for TX Fund's net assets. Shares issued in connection with this reorganization are included in common share sales for the current period. Combined net assets on the day of acquisition were $1,003,018,474.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $446,079,383 and $525,253,397, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.
    Transactions in options for the six months ended June 30, 1997, were as follows:

                                                  Contracts     Premium
-------------------------------------------------------------------------
Outstanding at December 31, 1996................      750     $  (659,624)
Options Written and Purchased (Net).............    6,100        (947,274)
Options Terminated in Closing Transactions
  (Net).........................................   (3,150)        758,624
Options Expired (Net)...........................   (2,950)      1,396,910
                                                   ------     -----------
Outstanding at June 30, 1997....................      750     $   548,636
                                                  =======     ===========

    The related futures contracts of the outstanding option transactions as of June 30, 1997, and the description and market value are as follows:

                                                                       Market
                                                    Exp. Month/        Value
                                      Contracts    Exercise Price    of Options
-------------------------------------------------------------------------------
U.S. Treasury Bond Futures
  September 1997 - Written Puts
  (Current notional value of
  $111,063 per contract)............     750          Sep./112       $(246,094)
                                         ===                         =========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the six months ended June 30, 1997, were as follows:

                                                             Contracts
----------------------------------------------------------------------
Outstanding at December 31, 1996...........................       251
Futures Opened.............................................     7,609
Futures Closed.............................................    (6,410)
                                                              -------
Outstanding at June 30, 1997...............................     1,450
                                                             ========

    The futures contracts outstanding at June 30, 1997, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                 UNREALIZED
                                                APPRECIATION/
                                    CONTRACTS   DEPRECIATION
-------------------------------------------------------------
Long Contracts - U.S. Treasury
  Bond Futures
  September 1997
  (Current notional value $111,063
  per contract)...................      650       $ 661,942
Short Contracts - Municipal Bond
  Index Futures
  September 1997
  (Current notional value $116,500
  per contract)...................      800        (906,456)
                                      -----       ---------
                                      1,450       $(244,514)
                                    =======       =========

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 1997, are payments to VKAC of approximately $808,400.

                                                                      APPENDIX E

          VAN KAMPEN AMERICAN CAPITAL NEW JERSEY TAX FREE INCOME FUND

                              FINANCIAL STATEMENTS

                           June 30, 1997 (Unaudited)

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                        Description                     Coupon   Maturity  Market Value
--------------------------------------------------------------------------------------------
         MUNICIPAL BONDS
         NEW JERSEY  84.1%
$ 400    Atlantic City, NJ Brd Edl Sch (AMBAC Insd).........  6.125%  12/01/11  $   422,896
  250    Camden Cnty, NJ Impt Auth Lease Rev Cnty Gtd (MBIA
         Insd)..............................................  6.150   10/01/14      263,880
  150    Delaware River Port Auth PA & NJ (FGIC Insd).......  5.500   01/01/26      148,403
  500    Essex Cnty, NJ Impt Auth Lease Cnty Jail Proj A
         (MBIA Insd)........................................  5.600   12/01/16      503,540
  250    Essex Cnty, NJ Impt Auth Lease Jail & Youth House
         Proj (Prerefunded @ 12/01/04) (AMBAC Insd).........  6.600   12/01/07      284,262
  375    Essex Cnty, NJ Impt Auth Lease Jail & Youth House
         Proj Rfdg (AMBAC Insd).............................  5.350   12/01/24      363,709
  370    Essex Cnty, NJ Ser A1 Rfdg (AMBAC Insd)............  5.375   09/01/10      374,307
  250    Hudson Cnty, NJ Ctfs Partn Correctional Fac Rfdg
         (MBIA Insd)........................................  6.600   12/01/21      269,672
  250    Lacey Muni Util Auth NJ Wtr Rev (MBIA Insd)........  6.250   12/01/24      267,708
  250    Mercer Cnty, NJ Impt Auth Rev Cap Apprec...........      *   04/01/11      121,273
  250    Mercer Cnty, NJ Impt Auth Rev Ewing Brd Edl Lease
         Proj Rfdg (MBIA Insd)..............................  5.000   11/15/16      238,495
  500    Millburn Twp, NJ Brd Edl...........................  5.350   07/15/12      508,845
  500    Monmouth Cnty, NJ Impt Auth Rev Govtl Ln (MBIA
         Insd)..............................................  5.125   12/01/16      482,685
1,000    New Jersey Bldg Auth St Bldg Rev...................  5.000   06/15/18      928,250
  500    New Jersey Econ Dev Auth Dist Heating & Cooling Rev
         Trigen Trenton Ser A...............................  6.200   12/01/10      514,150
  400    New Jersey Econ Dev Auth Holt Hauling & Warehsg Rev
         Ser G Rfdg.........................................  8.400   12/15/15      422,644
  300    New Jersey Econ Dev Auth Mkt Transition Fac Rev Sr
         Lien Ser A (MBIA Insd).............................  5.800   07/01/09      312,942
  200    New Jersey Econ Dev Auth Pollutn Ctl Rev (AMBAC
         Insd)..............................................  7.100   07/01/15      221,264
  210    New Jersey Econ Dev Auth Pollutn Ctl Rev Pub Svcs
         Elec & Gas Co Proj A (MBIA Insd)...................  6.400   05/01/32      224,204
  350    New Jersey Econ Dev Auth Rev RWJ Hlth Care Corp
         (FSA Insd).........................................  6.250   07/01/14      371,889
  300    New Jersey Econ Dev Auth Wtr Fac Rev Hackensack Wtr
         Co Proj B Rfdg (MBIA Insd).........................  5.900   03/01/24      302,502
  490    New Jersey Hlthcare Fac Fin Auth Rev Atlantic City
         Med Cent Ser C Rfdg................................  6.800   07/01/11      526,672
  700    New Jersey Hlthcare Fac Fin Auth Rev Christ Hosp
         Group Issue (Connie Lee Insd)......................  7.000   07/01/04      791,561
  400    New Jersey Hlthcare Fac Fin Auth Rev Christ Hosp
         Group Issue (Connie Lee Insd)......................  7.000   07/01/06      459,932
  250    New Jersey Hlthcare Fac Fin Auth Rev Englewood Hosp
         & Med Cent.........................................  6.700   07/01/15      266,165
  250    New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp Cent
         at Passaic (FSA Insd)..............................  6.000   07/01/06      270,862
  250    New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp Cent
         at Passaic (FSA Insd)..............................  6.750   07/01/19      274,675
  400    New Jersey Hlthcare Fac Fin Auth Rev Jersey Shore
         Med Cent (AMBAC Insd)..............................  6.250   07/01/21      424,136
  500    New Jersey Hlthcare Fac Fin Auth Rev Southern Ocean
         Cnty Hosp Ser A....................................  6.125   07/01/13      508,270

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                        Description                     Coupon   Maturity  Market Value
--------------------------------------------------------------------------------------------
         NEW JERSEY (CONTINUED)
$ 400    New Jersey Sports & Exposition Auth Convention Cent
         Luxury Tax Rev Ser A Rfdg (MBIA Insd)..............  6.250%  07/01/20  $   425,664
  200    New Jersey St Edl Fac Auth Rev Caldwell College Ser
         A..................................................  7.250   07/01/25      212,190
  250    New Jersey St Edl Fac Auth Rev Glassboro St College
         Ser A (MBIA Insd)..................................  6.700   07/01/21      275,627
  300    New Jersey St Edl Fac Auth Rev Montclair St Univ
         Ser F (AMBAC Insd).................................  5.400   07/01/25      293,016
  270    New Jersey St Hsg & Mtg Fin Agy Rev Home Buyer Ser
         K (MBIA Insd)......................................  6.375   10/01/26      278,667
  500    New Jersey St Hsg & Mtg Fin Agy Rev Home Buyer Ser
         O (MBIA Insd)......................................  6.300   10/01/23      514,780
  500    New Jersey St Hsg & Mtg Fin Agy Rev Home Buyer Ser
         S..................................................  6.000   10/01/21      508,810
  280    New Jersey St Tpk Auth Tpk Rev Ser C Rfdg (MBIA
         Insd)..............................................  6.500   01/01/16      316,994
  200    Port Auth NY & NJ Cons 95th Ser....................  6.125   07/15/22      207,148
  500    Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK Intl
         Arpt Terminal 6 (MBIA Insd)........................  5.750   12/01/25      500,165
  400    Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev Pub
         Svc Elec & Gas Co Proj C Rfdg (MBIA Insd)..........  6.200   08/01/30      424,340
  300    Union City, NJ (FSA Insd)..........................  6.375   11/01/10      337,434
                                                                                -----------
                                                                                 15,364,628
                                                                                -----------
         GUAM  1.4%
  250    Guam Govt Ser A....................................  5.750   09/01/04      251,952
                                                                                -----------
         PUERTO RICO  9.7%
  200    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser V
         Rfdg...............................................  6.625   07/01/12      215,238
  250    Puerto Rico Elec Pwr Auth Pwr Rev Ser T............  6.375   07/01/24      266,922
  250    Puerto Rico Elec Pwr Auth Pwr Rev Ser U Rfdg.......  6.000   07/01/14      258,512
  250    Puerto Rico Elec Pwr Auth Pwr Rev Ser Z Rfdg.......  5.500   07/01/14      246,878
  470    Puerto Rico Hsg Bank & Fin Agy Single Family Mtg
         Rev (GNMA Collateralized)..........................  6.250   04/01/29      482,366
  300    Puerto Rico Pub Bldgs Auth Gtd Pub Edl & Hlth Fac
         Ser M Rfdg (FSA Insd)..............................  5.750   07/01/15      307,239
                                                                                -----------
                                                                                  1,777,155
                                                                                -----------
TOTAL LONG-TERM INVESTMENTS  95.2%
  (Cost $16,486,185)..........................................................   17,393,735
SHORT-TERM INVESTMENTS  1.6%
  (Cost $300,000).............................................................      300,000
                                                                                -----------
TOTAL INVESTMENTS  96.8%
  (Cost $16,786,185)..........................................................   17,693,735
OTHER ASSETS IN EXCESS OF LIABILITIES  3.2%...................................      582,624
                                                                                -----------
NET ASSETS  100.0%............................................................  $18,276,359
                                                                                ===========

* Zero coupon bond

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $16,786,185)........................  $17,693,735
Cash........................................................      143,690
Receivables:
  Interest..................................................      331,263
  Fund Shares Sold..........................................      146,111
Unamortized Organizational Costs............................       36,071
                                                              -----------
      Total Assets..........................................   18,350,870
                                                              -----------
LIABILITIES:
Payables:
  Income Distributions......................................       36,959
  Distributor and Affiliates................................       22,975
Accrued Expenses............................................          133
Deferred Compensation and Retirement Plans..................       14,444
                                                              -----------
      Total Liabilities.....................................       74,511
                                                              -----------
NET ASSETS..................................................  $18,276,359
                                                              ===========
NET ASSETS CONSIST OF:
Capital.....................................................  $17,582,731
Net Unrealized Appreciation.................................      907,550
Accumulated Undistributed Net Investment Income.............       27,352
Accumulated Net Realized Loss...............................     (241,274)
                                                              -----------
NET ASSETS..................................................  $18,276,359
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $7,744,737 and 518,922 shares of
      beneficial interest issued and outstanding)...........  $     14.92
    Maximum sales charge (4.75%* of offering price).........          .74
                                                              -----------
    Maximum offering price to public........................  $     15.66
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $9,584,302 and 642,718 shares of
      beneficial interest issued and outstanding)...........  $     14.91
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $947,320 and 63,513 shares of beneficial
      interest issued and outstanding)......................  $     14.92
                                                              ===========

 *On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $498,988
                                                              --------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $9,495, $45,445 and $4,255, respectively)...    59,195
Investment Advisory Fee.....................................    52,608
Custody.....................................................    26,304
Printing....................................................    14,480
Shareholder Services........................................    12,129
Audit.......................................................     9,955
Legal.......................................................     7,240
Trustees Fees and Expenses..................................     4,246
Recapture of Excess Organizational Costs....................    (7,467)
Other.......................................................     5,718
                                                              --------
    Total Expenses..........................................   184,408
    Less Fees Deferred and Expenses Reimbursed ($52,608 and
      $80,782, respectively)................................   133,390
                                                              --------
    Net Expenses............................................    51,018
                                                              --------
NET INVESTMENT INCOME.......................................  $447,970
                                                              ========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 12,535
                                                              --------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   827,120
  End of the Period:
    Investments.............................................   907,550
                                                              --------
Net Unrealized Appreciation During the Period...............    80,430
                                                              --------
NET REALIZED AND UNREALIZED GAIN............................  $ 92,965
                                                              ========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $540,935
                                                              ========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                     For the Six Months Ended June 30, 1997
                and the Year Ended December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                   Six Months Ended      Year Ended
                                                    June 30, 1997     December 31, 1996
---------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................    $  447,970          $  803,275
Net Realized Gain.................................        12,535               5,297
Net Unrealized Appreciation/Depreciation During
  the Period......................................        80,430            (155,162)
                                                     -----------         -----------
Change in Net Assets from Operations..............       540,935             653,410
                                                     -----------         -----------
Distributions from Net Investment Income:
  Class A Shares..................................      (201,164)           (368,826)
  Class B Shares..................................      (206,909)           (392,001)
  Class C Shares..................................       (19,275)            (31,465)
                                                     -----------         -----------
    Total Distributions...........................      (427,348)           (792,292)
                                                     -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................       113,587            (138,882)
                                                     -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................     1,863,434           4,761,510
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................       208,852             379,068
Cost of Shares Repurchased........................    (1,295,083)         (2,142,401)
                                                     -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................       777,203           2,998,177
                                                     -----------         -----------
TOTAL INCREASE IN NET ASSETS......................       890,790           2,859,295
NET ASSETS:
Beginning of the Period...........................    17,385,569          14,526,274
                                                     -----------         -----------
End of the Period (Including accumulated
  undistributed net investment income of $27,352
  and $6,730, respectively).......................   $18,276,359         $17,385,569
                                                     ===========         ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                      July 29, 1994
                                          Six Months                                  (Commencement
                                            Ended     Year Ended     Year Ended       of Investment
                                           June 30,   December 31,   December 31,     Operations) to
Class A Shares                              1997         1996            1995       December 31, 1994
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.................................  $14.839       $15.000        $13.754                $14.300
                                           -------       -------        -------                -------
  Net Investment Income..................     .405          .786           .792                   .295
  Net Realized and Unrealized
    Gain/Loss............................     .067         (.173)         1.253                  (.551)
                                           -------       -------        -------                -------
Total from Investment Operations.........     .472          .613          2.045                  (.256)
Less Distributions from and in Excess of
  Net Investment Income..................     .387          .774           .799                   .290
                                           -------       -------        -------                -------
Net Asset Value, End of the Period.......  $14.924       $14.839        $15.000                $13.754
                                           =======       =======        =======                =======
Total Return* (a)........................    3.20%**       4.28%         15.26%                 (1.81%)**
Net Assets at End of the Period (In
  millions)..............................    $7.7          $7.6           $5.8                   $3.0
Ratio of Expenses to Average Net
  Assets*................................     .15%          .38%           .27%                   .17%
Ratio of Net Investment Income to Average
  Net Assets*............................    5.54%         5.35%          5.43%                  5.16%
Portfolio Turnover.......................      10%**         11%            31%                    11%**
*If certain expenses had not been assumed
  by VKAC, Total Return would have been
  lower and the ratios would have been as
  follows:
Ratio of Expenses to Average Net
  Assets.................................    1.72%         1.91%          2.53%                  3.17%
Ratio of Net Investment Income to Average
  Net Assets.............................    3.98%         3.82%          3.17%                  2.17%

**  Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.



                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------


                                                                                    July 29, 1994
                                      Six Months                                    (Commencement
                                        Ended        Year Ended      Year Ended     of Investment
                                       June 30,     December 31,    December 31,    Operations) to
Class B Shares                          1997           1996            1995        December 31, 1994
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..........................     $14.826         $14.991         $13.738               $14.300
                                       -------         -------         -------               -------
  Net Investment Income...........        .349            .675            .685                  .253
  Net Realized and Unrealized
    Gain/Loss.....................        .070           (.174)          1.260                 (.563)
                                       -------         -------         -------               -------
Total from Investment
  Operations......................        .419            .501           1.945                 (.310)
Less Distributions from and in
  Excess of Net Investment
  Income..........................        .333            .666            .692                  .252
                                       -------         -------         -------               -------
Net Asset Value, End of the
  Period..........................     $14.912         $14.826         $14.991               $13.738
                                       =======         =======         =======               =======

Total Return* (a).................       2.83%**         3.52%          14.43%                (2.16%)**
Net Assets at End of the Period
  (In millions)...................        $9.6            $9.0            $8.2                  $6.5
Ratio of Expenses to Average Net
  Assets*.........................        .91%           1.13%           1.01%                  .93%
Ratio of Net Investment Income to
  Average Net Assets*.............       4.78%           4.60%           4.73%                 4.38%
Portfolio Turnover................         10%**           11%             31%                   11%**
*If certain expenses had not been
  assumed by VKAC, Total Return
  would have been lower and the
  ratios would have been as
  follows:
Ratio of Expenses to Average Net
  Assets..........................       2.47%           2.66%           3.23%                 3.89%
Ratio of Net Investment Income to
  Average Net Assets..............       3.22%           3.07%           2.51%                 1.41%

**  Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.



                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------


                                                                                  July 29, 1994
                                     Six Months                                   (Commencement
                                       Ended       Year Ended     Year Ended      of Investment
                                      June 30,    December 31,   December 31,     Operations) to
Class C Shares                          1997          1996           1995        December 31, 1994
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period............................  $14.829       $15.000        $13.753                 $14.300
                                      -------       -------        -------                 -------
  Net Investment Income.............     .345          .673           .706                    .240
  Net Realized and Unrealized
    Gain/Loss.......................     .074         (.178)         1.233                   (.535)
                                      -------       -------        -------                 -------
Total from Investment Operations....     .419          .495          1.939                   (.295)
Less Distributions from and in
  Excess of Net Investment Income...     .333          .666           .692                    .252
                                      -------       -------        -------                 -------
Net Asset Value, End of the
  Period............................  $14.915       $14.829        $15.000                 $13.753
                                      =======       =======        =======                 =======
Total Return* (a)...................    2.90%**       3.45%         14.42%                  (2.09%)**
Net Assets at End of the Period (In
  millions).........................     $.9           $.7            $.5                     $.2
Ratio of Expenses to Average Net
  Assets*...........................     .91%         1.13%          1.00%                    .91%
Ratio of Net Investment Income to
  Average Net Assets*...............    4.75%         4.58%          4.73%                   4.39%
Portfolio Turnover..................      10%**         11%            31%                     11%**
*If certain expenses had not been
 assumed by VKAC, Total Return would
 have been lower and the ratios
 would have been as follows:
Ratio of Expenses to Average Net
  Assets............................    2.47%         2.66%          3.23%                   3.85%
Ratio of Net Investment Income to
  Average Net Assets................    3.18%         3.05%          2.50%                   1.46%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital New Jersey Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen American Capital Tax Free Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax and New Jersey gross income tax, consistent with preservation of capital. The Fund commenced investment operations on July 29, 1994.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. As of June 30, 1997, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

D. ORGANIZATIONAL COSTS--The Fund will reimburse Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $120,000. These costs are being amortized on a straight line basis over the 60 month period ending July 28, 1999. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    At June 30, 1997, for federal income tax purposes, cost of long- and short-term investments is $16,786,185; the aggregate gross unrealized appreciation is $931,969 and the aggregate gross unrealized depreciation is $24,419, resulting in net unrealized appreciation of $907,550.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $245,890 which will expire on December 31, 2003. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October 31 losses which may not be recognized for tax purposes until the first day of the following year.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                         % PER ANNUM
-----------------------------------------------------------------------
First $500 million......................................     .600 of 1%

Over $500 million.......................................     .500 of 1%

    For the six months ended June 30, 1997, the Fund recognized expenses of approximately $500 represents legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person. All of this expense has been assumed by VKAC.

    For the six months ended June 30, 1997, the Fund incurred expenses of approximately $5,200 representing VKAC's cost of providing cash management and legal services to the Fund. All of this cost has been assumed by VKAC.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 1997, the Fund incurred expenses of approximately $6,900, representing ACCESS's cost of providing transfer agency and shareholder services plus a profit. All of this expense has been assumed by VKAC.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is equal to $2,500.

    At June 30, 1997, VKAC owned 100 shares each of Classes A, B and C.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

]
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $7,467,104, $9,186,271 and $929,356 for
Classes A, B and C, respectively. For the six months ended June 30, 1997, transactions were as follows:

                                                  SHARES        VALUE
------------------------------------------------------------------------
Sales:
  Class A.......................................   37,321    $   549,470
  Class B.......................................   74,292      1,093,781
  Class C.......................................   14,779        220,183
                                                  -------    -----------
Total Sales.....................................  126,392    $ 1,863,434
                                                  =======    ===========
Dividend Reinvestment:
  Class A.......................................    6,061    $    89,536
  Class B.......................................    7,268        107,255
  Class C.......................................      817         12,061
                                                  -------    -----------
Total Dividend Reinvestment.....................   14,146    $   208,852
                                                  =======    ===========
Repurchases:
  Class A.......................................  (39,441)   $  (583,279)
  Class B.......................................  (48,034)      (710,428)
  Class C.......................................      (91)        (1,376)
                                                  -------    -----------
Total Repurchases...............................  (87,566)   $(1,295,083)
                                                  =======    ===========

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1996, capital aggregated $7,411,377, $8,695,663 and $698,488 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                   SHARES             VALUE
---------------------------------------------------------------------------
Sales:
  Class A....................................     150,230       $ 2,207,610
  Class B....................................     151,165         2,223,721
  Class C....................................      22,132           330,179
                                                 --------       -----------
Total Sales..................................     323,527       $ 4,761,510
                                                 ========       ===========
Dividend Reinvestment:
  Class A....................................      11,166       $   163,918
  Class B....................................      12,797           187,745
  Class C....................................       1,867            27,405
                                                 --------       -----------
Total Dividend Reinvestment..................      25,830       $   379,068
                                                 ========       ===========
Repurchases:
  Class A....................................     (35,980)      $  (526,087)
  Class B....................................    (102,981)       (1,513,345)
  Class C....................................      (6,957)         (102,969)
                                                 --------       -----------
Total Repurchases............................    (145,918)      $(2,142,401)
                                                 ========       ===========

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                     CONTINGENT DEFERRED
                                                        SALES CHARGE
YEAR OF REDEMPTION                                 CLASS B         CLASS C
--------------------------------------------------------------------------
First............................................    4.00%           1.00%
Second...........................................    3.75%            None
Third............................................    3.50%            None
Fourth...........................................    2.50%            None
Fifth............................................    1.50%            None
Sixth............................................    1.00%            None
Seventh and Thereafter...........................     None            None

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

     For the six months ended June 30, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $1,388 and CDSC on redeemed shares of approximately $17,910. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $2,132,348 and $1,690,350, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 1997, are payments to VKAC of approximately $37,700.

PART C: OTHER INFORMATION

     ITEM 15.  INDEMNIFICATION

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust.

     Article 8, Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interests of the Trust, (ii) having acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (iii) for a criminal proceeding had reasonable cause to believe the conduct was unlawful (collectively, "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

     The Registrant has purchase insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 16.  EXHIBITS

 (1)   --  (a)  Agreement and Declaration of Trust(39)
       --  (b)  Amended and Restated Certificate of Designation for
                Van Kampen American Capital Municipal Income Fund+++
 (2)   --  Bylaws(39)
 (4)   --  Form of Agreement and Plan of Reorganization for Van Kampen
           American Capital Municipal Income Fund and Van Kampen American
           Capital New Jersey Tax Free Income Fund+
 (5)   --  Specimen Stock Certificate for:
       --  (a)  Class A Shares(39)
       --  (b)  Class B Shares(39)

       --  (c)  Class C Shares(39)
 (6)   --  Investment Advisory Agreement+++
 (7)   --  (a)  Distribution and Service Agreement+++
       --  (b)  Dealer Agreement 37
       --  (c)  Broker Fully Disclosed Clearing Agreement 37
       --  (d)  Bank Fully Disclosed Clearing Agreement 37
 (9)   --  (a)  Custodian Agreement+++
       --  (b)  Transfer Agency and Service Agreement+++
(10)   --  (a)  Plan of Distribution Pursuant to Rule 12b-1(39)
       --  (b)  Service Plan(39)
       --  (c)  Amended Multi-Class Plan(40)
(11)   --  Opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois)
           relating to
                Van Kampen American Capital Municipal Income Fund(37)
(12)   --  Form of Tax Opinion of Skadden, Arps, Slate, Meagher & Flom
           (Illinois) relating to the Reorganization++
(13)   --  (a)  Fund Accounting Agreement+++
       --  (b)  Legal Services Agreement(40)
(14)   --  (a)  Consent of KPMG Peat Marwick LLP relating to
                Van Kampen American Capital New Jersey Tax Free Income
                  Fund+++
       --  (b)  Consent of KPMG Peat Marwick LLP relating to
                Van Kampen American Capital Municipal Income Fund+++
(16)   --  Power of Attorney+++
(17)   --  (a)  Copy of 24f-2 Election of Registrant+++
       --  (b)  Form of proxy card for Van Kampen American Capital New
                  Jersey Tax Free Income Fund+++
       --  (c)  Prospectus of Van Kampen American Capital New Jersey Tax
                  Free Income Fund dated April 30, 1997, as supplemented on
                  August 4, 1997+++


---------------
     + Filed herewith as Appendix A to the Reorganization Statement of
       Additional Information contained herein.
   ++ To be filed by amendment.

  +++Incorporated herein by reference to the initial filing of Registrant's
     Registration Statement on Form N-14 filed on September 23, 1997.

(37) Incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on August 1, 1995.
(39) Incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on April 29, 1996.
(40) Incorporated herein by reference to Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on April 29, 1997.

ITEM 17.  UNDERTAKINGS.

     (1) The undersigned registrant agrees that prior to any public re-offering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the re-offering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned registrant agrees that, if the Reorganization discussed in the registration statement closes, the registrant shall file with the Securities and Exchange Commission by post-effective amendment an opinion of counsel supporting the tax matters discussed in the registration statement.

                                   SIGNATURES


     AS REQUIRED BY THE SECURITIES ACT OF 1933, THIS AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED ON BEHALF OF THE REGISTRANT IN THE CITY OF OAKBROOK TERRACE AND STATE OF ILLINOIS, ON THE 4TH DAY OF NOVEMBER, 1997.


                                          VAN KAMPEN AMERICAN CAPITAL
                                            TAX FREE TRUST

                                          By      /s/  RONALD A. NYBERG
                                            ------------------------------------
                                                      Ronald A. Nyberg
                                                Vice President and Secretary


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED, ON NOVEMBER 4, 1997.


                      SIGNATURE                                              TITLE
                      ---------                                              -----
            Principal Executive Officer:
                /s/  DENNIS J. MCDONNELL*                President
-----------------------------------------------------
                 Dennis J. McDonnell

            Principal Financial Officer:
                 /s/  EDWARD C. WOOD III*                Vice President and Chief Financial Officer
-----------------------------------------------------
                 Edward C. Wood III

                      Trustees:
                  /s/  J. MILES BRANAGAN*                Trustee
-----------------------------------------------------
                  J. Miles Branagan
               /s/  RICHARD M. DeMARTINI*                Trustee
-----------------------------------------------------
                Richard M. DeMartini

                /s/  LINDA HUTTON HEAGY*                 Trustee
-----------------------------------------------------
                 Linda Hutton Heagy

                   /s/  R. CRAIG KENNEDY*                Trustee
-----------------------------------------------------
                  R. Craig Kennedy

                     /s/  JACK E. NELSON*                Trustee
-----------------------------------------------------
                   Jack E. Nelson

                     /s/  DON G. POWELL*                 Trustee
-----------------------------------------------------
                    Don G. Powell

                 /s/  JEROME L. ROBINSON*                Trustee
-----------------------------------------------------
                 Jerome L. Robinson

                  /s/  PHILLIP B. ROONEY*                Trustee
-----------------------------------------------------
                  Phillip B. Rooney

                /s/  FERNANDO SISTO Sc.D.*               Trustee
-----------------------------------------------------
                   Fernando Sisto

                   /s/  WAYNE W. WHALEN*                 Trustee and Chairman
-----------------------------------------------------
                   Wayne W. Whalen

                     * Signed by Ronald A. Nyberg pursuant to a power of attorney.

                   /s/  RONALD A. NYBERG*
-----------------------------------------------------
                  Ronald A. Nyberg
                  Attorney-in-Fact